                            SUNAMERICA SERIES TRUST

                      ------------------------------------
                                 ANNUAL REPORT

                               NOVEMBER 30, 1998

                     LOGO                              LOGO

THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS OF THE POLARIS, POLARIS(II), POLARIS GROUP AND ANCHOR ADVISOR VARIABLE ANNUITIES.

---------------------

              DEAR INVESTOR:

                We are pleased to present our annual report for the SunAmerica
              Series Trust, one of the underlying trusts for the variable annuities from Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. Several of SunAmerica's annuity products have the SunAmerica Series Trust in common as an underlying investment; however, not all of the Series' portfolios are available in all of the products.

                The following is a combined perspective on the U.S. and global economies for the one-year reporting period ended November 30, 1998, from eight of the nine investment managers who manage the portfolios in your variable annuity (excluding Wellington Management Company, LLP, which manages the portfolios in the Anchor Series Trust, for which you will receive a separate and complete report in about one month). Also included is a 1999 outlook on the U.S. and global markets from these investment managers.

              THE YEAR IN REVIEW

              U.S. Economy

                Davis Selected Advisers, L.P. states it best when they say 1998 was a year when no one consistently predicted market trends. Strong consumer and business investment spending powered the U.S. economy. Gross domestic product (GDP) growth reached an estimated 2.2%. SunAmerica Asset Management Corp. notes that the recent easing of monetary policy undertaken by the Federal Reserve Board further demonstrated the Fed's effort to protect the U.S. economy from the impact of international weakness, as well as domestic financial disturbances.

                While trade, manufacturing, and commodity sectors remain under distress, robust consumer spending continued and the year ended on a high note, despite poor fourth-quarter earnings and the political instability in the White House. Federated Investors believes there are several reasons why U.S. stocks embarked on a new bull phase just weeks after the onset of a fierce bear market. For one, the Fed's aggressive action to reliquify the global financial system supported equity prices. Also, the torrent of volatility in the fourth quarter was largely limited to the financial sector. Finally, the U.S. economy remains fundamentally in sound condition, with no threat of inflation or low unemployment, and with productivity gains returning to levels common in the 1960s.

              U.S. Stock Market

                The year began with strong performance in the stock market, posting record numbers in July. Then on August 31, 1998, the Dow Jones Industrial Average fell 512 points -- its second-worst point loss of all time. One week later, the Dow posted its largest one-day gain of 380 points. Putnam Investments believes that, driven by continued modest inflation and a spate of mega-mergers, the U.S. economy energized the domestic equity market to dramatic heights. Federated concurs, maintaining that the Fed's timely action allowed the U.S. to dodge the recessionary bullet.

                Large-cap stocks tended to be the investment of choice among
              U.S. investors throughout the reporting period. Goldman Sachs Asset Management observes that this emphasis on large-cap growth companies resulted in an increase in valuations relative to other asset classes. This sets the stage for a broad range of attractive opportunities in the mid- and

     ---------------------------------------------------------------------------

                                                           ---------------------

---------------------

              small-cap sectors, as well as in large-cap value. In terms of individual sector performance, healthcare, technology, cable, and telecommunications proved to be the dominant leaders of 1998. Davis also notes that, as a result of the recent crisis in the financial sector, many financial companies are selling well below market multiples. It believes this sector will stage a full recovery and continue prospering due to favorable demographics, low inflation, benign interest rates, and increased savings. Phoenix Investment Counsel, Inc. cites basic materials and capital goods stocks as currently having limited appeal given the cyclical nature of their earnings.

              U.S. Bond Market

                The U.S. bond market benefited from both an international and domestic flight to quality throughout the year. In the 90-day period representing the third quarter, the Federal Reserve Board went from a tightening bias to an easing, resulting in yields on the long bond dropping from 5.50 to 4.60%. In the current market environment, Federated Investors anticipates that inflation will remain dormant, allowing the bull market in bonds to continue. Interest rate-spread products are particularly attractive given the relatively late date in the economic cycle. Within the high-yield bond market, quality names performed best, as they tend to do during times of economic stress.

              Global Market

                According to Morgan Stanley Asset Management, disparate economic growth between the U.S., Europe, Japan, and Asia (sans Japan) continued throughout the year. Global equity markets experienced sharp volatility during the 12-month reporting period, moving from record declines to record gains in short order. The volatility was due in part to the destabilization of world markets precipitated by economic turmoil in Asia, Latin America, and Eastern Europe.

                While Continental European economies improved as a result of rising consumer and business confidence, Asia's financial troubles continued to pervade in 1998. Putnam Investments notes that Japan, Hong Kong, South Korea, Singapore, and Malaysia all experienced declines. Although the Japanese economy showed signs of strengthening in early 1998, its condition worsened as the year unfolded, and Japan and many of its Asian neighbors slipped into recession. In Asia (sans Japan), the economies suffered severe retrenchment with contractions in real economic growth due to high interest rates and a downturn in demand for the region's exports.

                Global markets were further ravaged by the collapse of the
              Russian economy and the ensuing damage to large hedge funds and their lenders. Although these events wiped away strong gains in many global markets, including the U.S. and Europe, Putnam Investments observes that they "were especially troublesome to emerging markets, which endured another difficult investment environment."

              OUTLOOK FOR 1999

              U.S. Stock and Bond Markets

                Recently, capital market turmoil has subsided and the U.S.
              economy continues to grow at an above-trend pace. Goldman Sachs predicts the economy will slow significantly in 1999 due to two structural imbalances stemming from the sustained business expansion of
---------------------

---------------------

              1998. First, equity prices are sharply higher, "which will push the personal savings rate into negative territory," states the money manager. Second, because of "falling capacity utilization rates and pressure on profit margins, capital spending growth is likely to slow sharply in 1999." Overall, Goldman Sachs contends, the slowdown may lead to still lower interest rates.

              Global Market

                Looking forward, Morgan Stanley expects global central banks to initiate further interest rate easing in an effort to maintain liquidity, stating that "falling energy and other commodity prices further underpin the prospect for economic growth." In Japan, the economy continues to be mired by the absence of consumer spending and business investment, as well as the unstable financial system. Morgan Stanley anticipates that Asian economies will bottom out by the second half of 1999. Putnam Investments notes that Europe's long-term fundamentals remain solid and offer attractive investment opportunities. It remains cautious towards Pacific Basin investments and leery of emerging market investments -- although it believes that prospects for a turnaround are increasing.

                Alliance Capital Management, L.P. maintains that the global economy still faces some important threats: Japan's shrinking economy, continued deterioration in Latin America, and no upturn in sight for developing Asian nations. Although it believes the U.S. and Europe still face the possibility of an economic slowdown, "it seems unlikely that the emerging markets crisis will escalate into a major recession in the developed world."

              IN CONCLUSION

                By all accounts, 1998 proved to be both challenging and, at times, invigorating for the securities markets. Most of our money managers agree that the challenges were predominantly on the international front, while the U.S. staged the most profitable performance with declines confined to specific individual sectors and holdings. All of the managers agree that, while the U.S. equity market will likely remain somewhat volatile due to the unsettled nature of the global economy, the U.S. will continue to benefit from modest inflation and low interest rates. Putnam Investments concludes "this unique environment may serve as the foundation for domestic stability, helping to maintain investor confidence and nurture economic growth." Alliance Capital concurs, stating that the most positive factor in the global economy is the U.S., which continues to experience impressive growth. "With luck, the U.S. and Europe will help to pull the rest of the world through the current slowdown."

                As a variable annuity investor, you have at your disposal a multitude of investment choices and money managers to help you reach your long-term investment goals. The professional money managers in our products continue to work hard on your behalf to research the best investment opportunities available throughout the world.

                As we enter 1999, we encourage you to contact your investment representative whenever you have questions or concerns about your investments. In the meantime, we

                                                           ---------------------

---------------------

              thank you for your continued confidence in our management of your investment. We look forward to reporting to you again at mid-year 1999.

              Sincerely,

              /s/ ELI BROAD
              Eli Broad
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company
              First SunAmerica Life Insurance Company

              January 14, 1999

              -----------------------------------------------

              Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 98.4%                                  AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 5.8%
                       Kansallis Osake Pankki New York 9.75% due 12/15/98..........  $3,000,000   $   3,004,074
                       Societe Generale 5.76% due 4/16/99..........................   5,000,000       5,008,001
                       Toronto Dominion 5.15% due 12/13/98.........................   5,000,000       5,012,394
                                                                                                  -------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $13,001,153)............                  13,024,469
                                                                                                  -------------
                       COMMERCIAL PAPER -- 52.5%
                       Banco Itau SA 4.95% due 3/16/99.............................   5,000,000       4,927,083
                       Banco Itau SA 5.20% due 3/16/99.............................   5,000,000       4,927,083
                       Banco Mercantil 5.40% due 1/29/99...........................   5,000,000       4,955,750
                       Bancomer SA 5.05% due 4/09/99...............................   5,000,000       4,895,150
                       Barton Capital Corp. 5.28% due 2/18/99......................   3,000,000       2,960,400
                       Bavaria Global Corp. 5.08% due 3/22/99......................   6,000,000       5,906,575
                       British Gas Capital, Inc. 5.00% due 4/12/99.................   5,000,000       4,908,700
                       Certain Funding Corp. 5.10% due 1/15/99.....................   5,000,000       4,968,125
                       Chase Manhattan Corp. 5.02% due 3/30/99.....................   5,000,000       4,916,866
                       Dairy Investments Ltd. 5.00% due 4/05/99....................   5,000,000       4,913,542
                       Edison Asset Securitization 5.00% due 4/09/99...............   4,905,000       4,817,119
                       Edison Asset Securitization 5.02% due 3/15/99...............   5,000,000       4,927,055
                       Four Winds Funding Corp. 5.07% due 3/19/99..................   5,000,000       4,922,300
                       Goldman Sachs Group L.P. 5.10% due 3/19/99..................   8,000,000       7,880,000
                       Grand Funding Corp. 5.48% due 12/11/98......................   4,094,000       4,087,768
                       Market Street Funding Corp. 5.45% due 12/08/98..............   6,355,000       6,348,265
                       Merrill Lynch & Co., Inc. 5.42% due 12/01/98................   3,500,000       3,500,000
                       Monsanto Co. 5.39% due 1/28/99..............................   5,000,000       4,956,581
                       Montauk Funding Corp. 5.50% due 2/16/99.....................   5,000,000       4,945,550
                       Sigma Finance Corp. 5.03% due 4/07/99.......................   5,000,000       4,912,688
                       Sigma Finance Corp. 5.44% due 1/11/99.......................   5,000,000       4,969,022
                       Transamerica Finance Corp. 4.90% due 3/26/99................   5,000,000       4,919,659
                       UBS Finance, Inc. 5.47% due 1/11/99.........................   4,000,000       3,975,081
                       Westways Funding III Ltd. 5.43% due 1/08/99.................   4,000,000       3,977,073
                                                                                                  -------------
                       TOTAL COMMERCIAL PAPER (cost $117,429,335)..................                 117,417,435
                                                                                                  -------------
                       CORPORATE SHORT-TERM NOTES -- 29.8%
                       Abbey National Treasury Services PLC 5.54% due 1/20/99......   4,000,000       3,999,747
                       Allied Signal, Inc. 9.12% due 3/08/99.......................   1,000,000         986,447
                       Avco Financial Services, Inc. 5.18% due 1/14/99.............   1,100,000       1,098,517
                       Bankers Trust Co. 5.38% due 2/19/99(1)......................   3,000,000       2,999,550
                       Bankers Trust Co. 5.57% due 5/14/99(1)......................   5,000,000       4,987,500
                       Banque National De Paris New York 5.71% due 3/30/99.........   2,000,000       2,001,658
                       Barnett Banks, Inc. 5.56% due 12/28/98(1)...................   3,000,000       3,000,443
                       Chrysler Financial Corp. 5.85% due 12/16/98.................   2,000,000       2,000,108
                       Citicorp 5.48% due 12/17/98.................................   5,000,000       5,000,000
                       FCC National Bank 5.55% due 12/01/98........................   2,000,000       1,998,620
                       Goldman Sachs Group L.P. 5.35% due 1/15/99..................   2,000,000       2,000,000
                       IBM Credit Corp. 5.61% due 7/30/99..........................   5,000,000       5,013,666
                       KeyBank N A 5.09% due 12/01/98..............................   5,000,000       5,001,000
                       Liberty Lighthouse United States Capital Co. 5.26% due
                         12/15/98..................................................   5,000,000       4,999,565
                       Liberty Lighthouse United States Capital Co. 5.48% due
                         12/17/98..................................................   2,000,000       1,999,973
                       Merrill Lynch & Co., Inc. 4.99% due 12/01/98................   5,000,000       5,000,000

                                                           ---------------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES (continued)
                       Merrill Lynch & Co., Inc. 5.31% due 11/22/99................  $3,000,000   $   2,994,690
                       Portland General Electric Co. 6.63% due 8/31/99.............   3,000,000       3,030,000
                       Sanwa Business Credit Corp. 5.19% due 2/20/99(1)............   5,000,000       5,008,728
                       Virginia Electric & Power Co. 9.30% due 6/09/99.............   3,500,000       3,570,000
                                                                                                  -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $66,674,086).........                  66,690,212
                                                                                                  -------------
                       FEDERAL AGENCY OBLIGATIONS -- 2.9%
                       Federal Agricultural Mortgage Corp. 7.25% due 1/15/99.......   5,000,000       5,008,763
                       Federal Home Loan Banks 4.11% due 12/07/98..................   1,000,000         991,342
                       Federal National Mortgage Association 5.06% due 12/24/98....     500,000         495,400
                                                                                                  -------------
                       TOTAL FEDERAL AGENCY OBLIGATIONS (cost $6,501,372)..........                   6,495,505
                                                                                                  -------------
                       MUNICIPAL BONDS -- 7.4%
                       Illinois Student Assistance Corp. 4.98% due 12/02/98(1).....   4,000,000       4,000,000
                       Illinois Student Assistance Corp. 4.98% due 12/02/98(1).....   3,000,000       3,000,000
                       New Hampshire State Industrial Development Authority,
                         Revenue 5.20% due 2/19/99.................................   5,000,000       5,000,000
                       Texas St. General Obligation 4.96% due 12/02/98(1)..........   4,445,000       4,445,000
                                                                                                  -------------
                       TOTAL MUNICIPAL BONDS (cost $16,445,000)....................                  16,445,000
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $220,050,946).............                 220,072,621
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $220,050,946)                          98.4%                         220,072,621
                       Other assets less liabilities --                1.6                            3,567,470
                                                                     ------                       -------------
                       NET ASSETS --                                 100.0%                       $ 223,640,091
                                                                     ======                       =============


              -----------------------------

              (1) Variable rate security; date shown reflects next reset date;
                  rate as of November 30, 1998

              See Notes to Financial Statements

---------------------

---------------------

   SUNAMERICA SERIES TRUST
   GLOBAL BOND PORTFOLIO               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                                      FOREIGN BONDS & NOTES -- 59.7%                 LOCAL CURRENCY)       VALUE
                       ---------------------------------------------------------------------------------------------
                       CANADIAN DOLLAR -- 2.1%
                       Government of Canada 6.00% 2008.............................       3,500,000    $   2,464,119
                                                                                                       -------------
                       DANISH KRONER -- 7.3%
                       Kingdom of Denmark 6.00% 2009...............................         100,000           17,514
                       Kingdom of Denmark 8.00% 2003...............................      33,000,000        5,932,222
                       Kingdom of Denmark 8.00% 2006...............................      13,000,000        2,477,640
                                                                                                       -------------
                                                                                                           8,427,376
                                                                                                       -------------
                       FRENCH FRANC -- 1.9%
                       Government of France 5.50% 2007.............................       7,000,000        1,363,285
                       Government of France 8.50% 2023.............................       3,000,000          808,464
                                                                                                       -------------
                                                                                                           2,171,749
                                                                                                       -------------
                       GERMAN MARK -- 5.8%
                       Baden-Wuerttemberg 5.38% 2010...............................       3,800,000        2,380,082
                       Halifax PLC 5.63% 2007......................................         800,000          513,072
                       Kreditanstalt Fuer Wiederaufbau 5.00% 2009..................       2,000,000        1,243,230
                       Republic of Germany 6.25% 2024..............................       3,700,000        2,619,411
                                                                                                       -------------
                                                                                                           6,755,795
                                                                                                       -------------
                       ITALIAN LIRA -- 7.5%
                       Republic of Italy 6.75% 2007................................   4,000,000,000        2,807,084
                       Republic of Italy 8.50% 2004................................   8,000,000,000        5,867,007
                                                                                                       -------------
                                                                                                           8,674,091
                                                                                                       -------------
                       JAPANESE YEN -- 7.2%
                       Asian Development Bank 5.00% 2003...........................     221,000,000        2,109,890
                       Asian Development Bank 5.63% 2002...........................     320,000,000        3,010,966
                       Government of Japan zero coupon 2008........................     110,000,000          866,697
                       International Bank of Reconstruction & Development 2.00%
                         2008......................................................      70,000,000          610,890
                       Republic of Italy 5.13% 2003................................     170,000,000        1,661,554
                                                                                                       -------------
                                                                                                           8,259,997
                                                                                                       -------------
                       POUND STERLING -- 15.5%
                       Abbey National Treasury Services PLC 8.00% 2003.............       1,200,000        2,159,340
                       Bank Nederlandse Gemeenten NV 6.38% 2005....................         700,000        1,224,307
                       United Kingdom Treasury 7.75% 2006..........................       2,800,000        5,491,346
                       United Kingdom Treasury 9.00% 2012..........................       2,100,000        4,930,781
                       United Kingdom Treasury 9.50% 2004..........................       2,000,000        4,069,191
                                                                                                       -------------
                                                                                                          17,874,965
                                                                                                       -------------
                       SPANISH PESETA -- 2.6%
                       Government of Spain 6.00% 2008..............................     380,000,000        2,975,372
                                                                                                       -------------
                       SWEDISH KRONA -- 1.2%
                       Kingdom of Sweden 9.00% 2009................................       8,000,000        1,356,982
                                                                                                       -------------

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                                    FOREIGN BONDS & NOTES (CONTINUED)                LOCAL CURRENCY)       VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED STATES DOLLAR -- 8.6%
                       Bayerische Landesbank Girozentrale 6.63% 2007...............  $    3,000,000    $   3,231,720
                       Instituto de Credito Oficial 6.00% 2008.....................         900,000          939,375
                       International Bank of Reconstruction & Development 5.75%
                         2008......................................................         900,000          920,137
                       KFW International Finance, Inc. 5.75% 2008..................         900,000          924,750
                       Nederlandse Waterschapsbank NV 6.13% 2008...................       2,000,000        2,088,750
                       Ontario Hydro 6.10% 2008....................................       1,800,000        1,853,352
                                                                                                       -------------
                                                                                                           9,958,084
                                                                                                       -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $65,130,185)..............                       68,918,530
                                                                                                       -------------
                                     DOMESTIC BONDS & NOTES -- 31.8%
                       ---------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 6.4%
                       Ameritech Capital Fund 5.88% 2003...........................       2,200,000        2,255,660
                       Ford Motor Credit Co. 5.41% 2005(1).........................       2,900,000        2,846,408
                       Ford Motor Credit Co. 6.13% 2003............................       1,300,000        1,328,119
                       Prudential Insurance Co. 6.38% 2006.........................       1,000,000        1,020,500
                                                                                                       -------------
                                                                                                           7,450,687
                                                                                                       -------------
                       U.S. GOVERNMENT -- 25.4%
                       United States Treasury Bonds 6.75% 2026.....................       3,000,000        3,615,480
                       United States Treasury Notes 5.63% 2008.....................      14,500,000       15,424,375
                       United States Treasury Notes 6.63% 2007.....................       1,400,000        1,573,026
                       United States Treasury Notes 7.00% 2006.....................       7,700,000        8,761,137
                                                                                                       -------------
                                                                                                          29,374,018
                                                                                                       -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $36,343,204).............                       36,824,705
                                                                                                       -------------
                       TOTAL INVESTMENT SECURITIES (cost $101,473,389).............                      105,743,235
                                                                                                       -------------
                       SHORT-TERM SECURITIES -- 5.5%
                       ---------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 3.4%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         5.10% due 12/01/98........................................       3,903,000        3,903,000
                       U.S. GOVERNMENT -- 2.1%
                       United States Treasury Notes 5.63% 1999.....................       2,300,000        2,318,676
                                                                                                       -------------
                       TOTAL SHORT-TERM SECURITIES (cost $6,222,434)...............                        6,221,676
                                                                                                       -------------
                       TOTAL INVESTMENTS --
                         (cost $107,695,823)                        97.0%                                111,964,911
                       Other assets less liabilities --              3.0                                   3,463,304
                                                                   ------                              -------------
                       NET ASSETS --                               100.0%                              $ 115,428,215
                                                                   ======                              =============

                       ---------------
                       (1) Variable rate security; rate as of November 30, 1998

---------------------

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -----------------------------------------------------------------------
                             CONTRACT                  IN           DELIVERY  GROSS UNREALIZED
                            TO DELIVER            EXCHANGE FOR        DATE      APPRECIATION
                       -----------------------------------------------------------------------
                       *CHF        4,211,569   USD      3,053,433   02/17/99    $    13,161
                       *JPY      994,292,187   USD      8,574,811   02/10/99        419,713
                       *GBP        7,455,126   USD     12,617,801   01/29/99        349,947
                       *GBP          991,000   DEM      2,744,376   01/29/99         42,294
                       *GBP        1,947,027   USD      3,237,380   01/29/99         33,431
                       *GBP        1,054,078   USD      1,754,280   01/29/99         19,733
                       *GBP        2,243,173   USD      3,694,550   01/29/99          3,276
                       *GBP        1,141,000   DEM      3,121,126   01/29/99          6,585
                       *DEM        4,555,738   USD      2,764,404   01/25/99         71,650
                       *DEM        2,436,550   USD      1,473,661   01/25/99         33,492
                       *DEM        2,636,163   USD      1,611,918   01/22/99         53,952
                       *SEK        6,265,500   DEM      1,332,206   01/22/99         32,992
                       *NLG        6,400,000   USD      3,508,003   01/21/99        151,781
                       *FRF       26,997,622   USD      4,939,644   01/14/99        182,818
                       *DKK       81,755,583   USD     13,116,781   01/13/99        423,226
                       *USD           68,546   DKK        445,000   01/13/99            546
                       *ITL   14,695,399,000   USD      8,844,338   01/12/99         77,174
                       *ESP       28,522,670   USD        199,000   12/10/98          1,301
                       *DEM        2,622,500   JPY    206,553,345   12/04/98          2,565
                       *DEM        2,622,500   JPY    206,553,345   12/04/98        128,880
                                                                                -----------
                                                                                $ 2,048,517
                                                                                -----------

                                                                              GROSS UNREALIZED
                                                                                DEPRECIATION
                       -----------------------------------------------------------------------
                       *CAD        3,699,772   USD      2,392,738   02/22/99    $  (35,555)
                       *USD          104,924   JPY     12,307,268   02/10/99        (3,980)
                       *JPY      100,956,198   USD        826,000   02/10/99        (2,034)
                       *GBP          991,000   DEM      2,744,376   01/29/99       (50,669)
                       *GBP        1,141,000   DEM      3,121,126   01/29/99       (39,074)
                       *USD          277,573   GBP        166,250   01/29/99        (3,998)
                       *USD        3,032,862   GBP      1,834,540   01/29/99       (14,017)
                       *USD        1,218,000   DEM      1,981,723   01/25/99       (46,666)
                       *USD        1,592,635   DEM      2,626,000   01/25/99       (40,489)
                       *USD        2,831,868   DEM      4,685,467   01/25/99       (62,435)
                       *SEK        6,265,500   DEM      1,332,206   01/22/99       (17,701)
                       *USD          174,424   SEK      1,361,120   01/22/99        (6,706)
                       *USD        3,376,739   NLG      6,400,000   01/21/99       (20,516)
                       *USD        2,102,389   FRF     11,383,488   01/14/99       (96,683)
                       *USD          591,777   FRF      3,290,280   01/14/99       (12,049)
                       *USD        2,017,984   DKK     12,722,378   01/13/99       (42,679)
                       *USD        2,034,180   DKK     12,780,750   01/13/99       (49,812)
                       *ESP      998,097,933   USD      6,800,885   12/10/98      (117,216)
                       *USD        2,634,670   ESP    377,461,288   12/10/98       (18,378)
                       *USD        1,563,413   ESP    220,136,342   12/10/98       (37,585)
                       *JPY      207,519,606   USD      1,554,000   12/04/98      (131,510)
                       *JPY      202,756,450   USD      1,555,000   12/04/98       (91,823)
                                                                                -----------
                                                                                  (941,575)
                                                                                -----------
                                Net Unrealized Appreciation.................    $ 1,106,942
                                                                                ===========

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

            CAD  --   Canadian Dollar
            CHF  --   Swiss Franc
            DEM  --   Deutsche Mark
            DKK  --   Danish Krone
            ESP  --   Spanish Peseta
            FRF  --   French Franc
            GBP  --   Pound Sterling
            ITL  --   Italian Lira
            JPY  --   Japanese Yen
            NLG  --   Netherlands Guilder
            SEK  --   Swedish Krona
            USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO           INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 84.9%                                          AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.8%
                       Apparel & Textiles -- 0.7%
                       Collins & Aikman Corp. 10.00% 2007..........................  $   50,000   $      52,375
                       Collins & Aikman Corp. 11.50% 2006..........................     250,000         260,000
                       GFSI, Inc., Series B 9.63% 2007*............................     100,000          93,875
                       Pillowtex Corp., Series B 9.00% 2007........................      75,000          79,500
                       Pillowtex Corp. 10.00% 2006.................................     125,000         135,625
                       Reliance Industries Ltd. 8.25% 2027*........................     500,000         420,625

                       Automotive -- 0.9%
                       Aftermarket Technology Corp. 12.00% 2004....................      75,000          78,562
                       Arvin Industries, Inc. 6.75% 2008...........................     375,000         347,197
                       Dana Corp. 7.00% 2028.......................................     800,000         812,968
                       Lear Corp.+ 9.50% 2006......................................      50,000          54,750
                       Oshkosh Truck Corp. 8.75% 2008*.............................      50,000          47,438

                       Housing -- 0.2%
                       American Architectural Products Corp. 11.75% 2007*..........      50,000          40,875
                       American Builders & Contractors Supply Co., Inc., Series B
                         10.63% 2007...............................................      75,000          71,438
                       Building Materials Corp. of America 8.63% 2006..............     100,000         104,000
                       Falcon Building Products, Inc. zero coupon 2007(1)..........     100,000          55,000
                       Sealy Mattress Corp., Series B zero coupon 2007*............     250,000         149,687

                       Retail -- 5.0%
                       Boyds Collection Ltd. 9.00% 2008*...........................     150,000         153,750
                       Carrols Corp. 9.50% 2008*...................................     100,000         101,500
                       Dayton Hudson Corp. 10.00% 2000.............................   1,000,000       1,085,630
                       Harcourt General, Inc. 7.20% 2027...........................   1,370,000       1,302,432
                       Jitney Jungle Stores of America, Inc. 10.38% 2007...........     125,000         126,875
                       Kmart Corp. Pass Through Trust 8.54% 2015...................   1,130,550       1,157,423
                       Leslies Poolmart, Inc. 10.38% 2004..........................      50,000          51,875
                       Penney (J.C.) Co., Inc. 7.65% 2016..........................     500,000         533,640
                       Safeway, Inc. 6.50% 2008....................................     750,000         764,692
                       ShopKo Stores, Inc. 9.25% 2022..............................   1,300,000       1,631,929
                       Stater Brothers Holdings, Inc. 9.00% 2004...................     100,000          96,000
                                                                                                  -------------
                                                                                                      9,809,661
                                                                                                  -------------
                       CONSUMER STAPLES -- 2.3%
                       Food, Beverage & Tobacco -- 1.6%
                       Agrilink Foods, Inc. 11.88% 2008*...........................     125,000         130,000
                       Ameriserve Food Distribution, Inc. 10.13% 2007*.............     200,000         178,000
                       Aurora Foods, Inc., Series B 9.88% 2007.....................      50,000          54,375
                       Aurora Foods, Inc., Series B 8.75% 2008.....................      75,000          78,094
                       Carr Gottstein Foods Co. 12.00% 2005........................     100,000         115,000
                       Di Giorgio Corp., Series B 10.00% 2007......................     100,000          95,750
                       Dimon, Inc. 8.88% 2006......................................      75,000          74,188
                       Eagle Family Foods, Inc., Series B 8.75% 2008*..............     150,000         140,625
                       International Home Foods, Inc. 10.38% 2006..................     100,000         107,250
                       Nebco Evans Holding Co. zero coupon 2007(1).................     125,000          59,844
                       Philip Morris Cos., Inc. 7.75% 2027.........................   1,000,000       1,127,530
                       Purina Mills, Inc. 9.00% 2010...............................      50,000          50,875

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Household Products -- 0.7%
                       NBTY, Inc., Series B 8.63% 2007.............................  $  100,000   $      98,125
                       Playtex Family Products Corp. 9.00% 2003....................     200,000         207,000
                       Polymer Group, Inc., Series B 8.75% 2008....................     150,000         148,125
                       Polymer Group, Inc., Series B 9.00% 2007....................     200,000         199,500
                       Revlon Consumer Products Corp. 8.63% 2008...................     400,000         395,000
                                                                                                  -------------
                                                                                                      3,259,281
                                                                                                  -------------
                       EDUCATION -- 0.4%
                       University -- 0.4%
                       Boston University 7.63% 2097................................     500,000         592,360
                                                                                                  -------------
                       ENERGY -- 3.1%
                       Energy Services -- 1.3%
                       Chiles Offshore LLC 10.00% 2008.............................     125,000         107,500
                       Coastal Corp. 9.75% 2003....................................     250,000         286,807
                       Dailey International, Inc. 9.50% 2008.......................     150,000          69,000
                       Enersis SA 7.40% 2016.......................................     600,000         452,502
                       ISG Resources, Inc. 10.00% 2008.............................      50,000          49,875
                       Occidental Petroleum Corp. 8.50% 2004.......................     450,000         457,537
                       Pride Petroleum Services, Inc. 9.38% 2007...................     175,000         171,500
                       Tosco Corp. 7.00% 2000......................................     250,000         254,303

                       Energy Sources -- 1.8%
                       Continental Resources, Inc. 10.25% 2008*....................     125,000         107,188
                       Forcenergy, Inc. 8.50% 2007.................................     100,000          84,500
                       Forcenergy, Inc. 9.50% 2006.................................      50,000          45,000
                       Houston Exploration Co. 8.63% 2008..........................     125,000         125,000
                       Husky Oil Ltd. 7.13% 2006...................................   1,000,000         993,800
                       KCS Energy, Inc. 8.88% 2008.................................     100,000          69,875
                       Nuevo Energy Co., Series B 8.88% 2008.......................     100,000          99,375
                       Ocean Energy, Inc. 10.38% 2005..............................      75,000          80,250
                       Sun Co., Inc. 9.00% 2024....................................     750,000         946,537
                                                                                                  -------------
                                                                                                      4,400,549
                                                                                                  -------------
                       FINANCE -- 19.2%
                       Banks -- 3.9%
                       ABN Amro Holdings NV 7.30% 2026.............................     500,000         513,310
                       Continental Bank NA 12.50% 2001(2)..........................     300,000         346,050
                       Den Danske Bank 7.40% 2007*.................................     500,000         528,035
                       Firstbank Puerto Rico 7.63% 2005(3).........................     750,000         758,708
                       National Australia Bank Ltd. 6.60% 2007.....................     500,000         511,360
                       National Bank of Canada 8.13% 2004..........................     750,000         822,877
                       Republic New York Corp. 7.75% 2009..........................   1,225,000       1,350,060
                       Security Pacific Corp. 11.50% 2000..........................     275,000         305,616
                       Swedbank 7.50% 2049.........................................     500,000         457,875

                       Financial Services -- 12.0%
                       125 Home Loan Owner Trust 9.26% 2029(3).....................   1,250,000       1,120,312
                       Allmerica Financial Corp. 7.63% 2025........................     500,000         521,685
                       Amvescap PLC 6.60% 2005*....................................   1,000,000         967,920
                       Arvin Capital I 9.50% 2027..................................     500,000         587,845
                       Barclays North American Capital Corp. 9.75% 2021............   1,000,000       1,129,140
                       Case Equipment Loan Trust 7.30% 2002........................      28,503          28,614
                       Chevy Chase Auto Receivables 5.80% 2002.....................      30,417          30,397
                       CNA Financial Corp. 6.95% 2018..............................     500,000         489,360
                       CNA Financial Corp. 7.25% 2023..............................     500,000         499,690
                       Continental Global Group, Inc., Series B 11.00% 2007........     150,000         129,000

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Delphi Financial Group, Inc. 8.00% 2003.....................  $1,000,000   $   1,070,190
                       Delphi Funding LLC 9.31% 2027...............................     800,000         932,888
                       Donaldson Lufkin & Jenrette, Inc. 6.88% 2005................   1,000,000       1,037,460
                       Ford Capital BV 9.38% 2001..................................     600,000         649,824
                       Ford Capital BV 9.50% 2001..................................     200,000         218,500
                       Ford Motor Credit Co. 6.88% 2001............................     550,000         564,438
                       General Motors Acceptance Corp. 5.63% 2001..................     300,000         302,193
                       Green Tree Financial Corp. 10.25% 2002......................     970,000       1,037,590
                       GS Escrow Corp. 7.13% 2005*.................................     200,000         198,066
                       Lehman Brothers, Inc. 7.38% 2007............................   1,250,000       1,307,612
                       Navistar Financial Corp. 6.55% 2001.........................      25,453          25,461
                       Reinsurance Group America, Inc. 7.25% 2006*.................     500,000         543,655
                       Resolution Funding Corp. zero coupon 2021...................     640,000         183,795
                       Salomon, Inc. 7.20% 2004....................................     525,000         557,603
                       Santander Finance Issuances 7.25% 2015......................   1,000,000       1,008,380
                       Sun Communities Operating LP 6.77% 2005.....................     900,000         948,231
                       Susa Partnership LP 7.50% 2027..............................     750,000         676,080
                       Susa Partnership LP 8.20% 2017..............................     250,000         250,083
                       Tanger Properties Ltd. 8.75% 2001...........................      85,000          88,820
                       Trizec Finance Corp., Ltd. 10.88% 2005......................      67,000          69,010

                       Insurance -- 3.3%
                       Conseco, Inc. 6.40% 2003....................................     500,000         473,870
                       Conseco, Inc. 10.50% 2004...................................     750,000         838,237
                       Equitable Life Assurance Society of the US 7.70% 2015*......   1,000,000       1,078,400
                       Life Re Capital Trust I 8.72% 2027*.........................   1,000,000       1,153,400
                       Provident Cos., Inc. 7.41% 2038.............................     350,000         346,192
                       USF&G Capital II, Series B 8.47% 2027.......................     500,000         558,930
                       USF&G Capital III 8.31% 2046*...............................     250,000         291,665
                                                                                                  -------------
                                                                                                     27,508,427
                                                                                                  -------------
                       HEALTHCARE -- 1.0%
                       Health Services -- 0.8%
                       Everest Healthcare Services Corp. 9.75% 2008*...............      75,000          73,125
                       Hudson Respiratory Care, Inc. 9.13% 2008*...................     125,000          95,625
                       Tenet Healthcare Corp. 8.00% 2005...........................     450,000         465,750
                       Tenet Healthcare Corp. 8.13% 2008*..........................     500,000         520,810

                       Medical Products -- 0.1%
                       Conmed Corp. 9.00% 2008.....................................     150,000         142,125

                       Medical Products & Services -- 0.1%
                       Dade International, Inc. 11.13% 2006*.......................     100,000         108,500
                                                                                                  -------------
                                                                                                      1,405,935
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 5.6%
                       Aerospace & Military Technology -- 0.2%
                       Aviation Sales Co. 8.13% 2008...............................     100,000         100,000
                       Eagle Picher Industries, Inc. 9.38% 2008....................     150,000         144,000

                       Business Services -- 3.8%
                       Allied Waste Industries, Inc. zero coupon 2007*(1)..........     275,000         236,500
                       Allied Waste North America, Inc. 10.25% 2006*...............     100,000         117,000
                       Anchor Lamina, Inc. 9.88% 2008..............................      50,000          44,875
                       Coinmach Corp. 11.75% 2005..................................      50,000          54,375
                       Dialog Corp. PLC, Series A 11.00% 2007......................      75,000          78,000
                       Diva Systems Corp. zero coupon 2008*(1)(2)..................     100,000          30,000
                       Glenoit Corp. 11.00% 2007...................................      50,000          48,125
                       Grove Worldwide LLC 9.25% 2008*.............................     150,000         141,750

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services (continued)
                       Hertz Corp. 7.00% 2028......................................  $1,000,000   $     969,280
                       Holt Group, Inc. 9.75% 2006*................................     100,000          67,875
                       International Utility Structures 10.75% 2008................      50,000          46,625
                       Service Corp. International 6.50% 2008......................     550,000         558,519
                       SMFC Trust 7.76% 2035(3)....................................     245,752         217,030
                       Statia Terminals International, Series B 11.75% 2003........      50,000          50,875
                       Tekni Plex, Inc., Series B 9.25% 2008*......................     125,000         129,688
                       United Stationers Supply Co. 12.75% 2005....................      33,000          36,713
                       USA Waste Service, Inc. 7.13% 2007..........................     750,000         802,747
                       USA Waste Service, Inc. 6.13% 2001..........................     650,000         648,628
                       Waste Management, Inc. 8.75% 2018...........................     850,000         921,799
                       WESCO Distribution, Inc., Series B 9.13% 2008...............     250,000         253,125
                       WESCO International, Inc. zero coupon 2008(1)...............      50,000          29,938

                       Electrical Equipment -- 0.1%
                       Amphenol Corp. 9.88% 2007...................................     150,000         153,750

                       Machinery -- 0.2%
                       Alvey Systems, Inc. 11.38% 2003.............................     100,000         100,500
                       CLARK Material Handling Co. 10.75% 2006.....................     100,000         102,250
                       National Equipment Services, Inc. 10.00% 2004...............      50,000          46,938
                       Neenah Corp., Series B 11.13% 2007..........................     100,000         103,750

                       Multi-Industry -- 0.2%
                       Fisher Scientific International, Inc. 9.00% 2008............     250,000         251,250
                       Four M Corp., Series B 12.00% 2006..........................      50,000          33,250

                       Transportation -- 1.1%
                       Allied Holdings, Inc., Series B 8.63% 2007..................     100,000         103,500
                       Ameritruck Distribution Corp., Series B 12.25% 2005(4)......     100,000           6,000
                       Gearbulk Holdings Ltd. 11.25% 2004..........................     100,000         103,500
                       HDA Parts Systems, Inc. 12.00% 2005*........................      50,000          45,875
                       Johnstown America Industries, Inc., Series C 11.75% 2005....      50,000          52,250
                       Stena AB 8.75% 2007.........................................     100,000          93,875
                       Stena AB 10.50% 2005........................................     100,000         101,500
                       Stena Line AB 10.63% 2008...................................     100,000          90,750
                       Transport Ocean Container Corp. 12.25% 2004.................     850,000         964,750
                                                                                                  -------------
                                                                                                      8,081,155
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 10.3%
                       Broadcasting & Media -- 8.8%
                       Acme Television LLC, Series B zero coupon 2004..............      75,000          60,094
                       Affiliated Newspapers Investments, Inc. zero coupon
                         2006(1)(2)................................................     100,000          98,500
                       Big City Radio, Inc. zero coupon 2005*......................     150,000         100,500
                       CBS Radio Corp. 11.38% 2009(5)..............................     105,200         124,005
                       CF Cable TV, Inc. 9.13% 2007................................     500,000         534,540
                       Chancellor Media Corp. 8.75% 2007...........................      50,000          51,250
                       Chancellor Media Corp. 9.38% 2004...........................     100,000         106,000
                       Chancellor Media Corp., Series B 10.50% 2007................     100,000         106,250
                       Chancellor Media Corp. 9.00% 2008*..........................     150,000         158,250
                       Chancellor Media Corp., Series B 8.13% 2007.................     300,000         300,000
                       Comcast Cable Communications 8.50% 2027*....................     500,000         615,150
                       Comcast Corp. 9.38% 2005....................................     200,000         214,078
                       Comcast UK Cable Partners Ltd. zero coupon 2007(1)..........     175,000         151,375
                       Continental Cablevision, Inc. 9.50% 2013....................   1,250,000       1,471,300
                       CSC Holdings, Inc. 9.25% 2005...............................     325,000         347,750
                       Cumulus Media, Inc. 10.38% 2008.............................      75,000          78,750
                       Diamond Cable PLC zero coupon 2007*(1)......................     150,000         109,125
                       Diamond Holdings PLC 9.13% 2008*............................     100,000          96,250

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Echostar Satellite Broadcasting Corp. zero coupon 2004(1)...  $  150,000   $     145,500
                       Echostar DBS Corp. 12.50% 2002..............................     100,000         113,000
                       Fox/Liberty Networks LLC zero coupon 2007*(1)...............     250,000         178,750
                       Fox/Liberty Networks LLC 8.88% 2007.........................     100,000         103,000
                       Garden State Newspapers, Inc., Series B 8.75% 2009..........      50,000          48,375
                       Hollinger International Publishing, Inc. 9.25% 2007.........     125,000         132,500
                       International CableTel, Inc. zero coupon 2006(1)............     250,000         211,875
                       Lamar Advertising Co. 8.63% 2007............................     150,000         155,062
                       Loews Ciniplex Entertainment Corp. 8.88% 2008...............     100,000         103,500
                       Millicom International Cellular SA zero coupon 2006(1)......     200,000         140,500
                       News America Holdings Inc. 7.90% 2095.......................     450,000         475,209
                       News America Holdings, Inc. 8.00% 2016......................     650,000         724,106
                       News America Holdings, Inc. 10.13% 2012.....................     500,000         585,500
                       Outdoor Systems, Inc. 8.88% 2007............................     300,000         318,000
                       Paramount Communications, Inc. 8.25% 2022...................     500,000         522,840
                       Pegasus Communications Corp. 9.63% 2005.....................     100,000          99,750
                       Pegasus Communications Corp. 9.75% 2006.....................      50,000          50,250
                       Regal Cinemas, Inc. 9.50% 2008*.............................     225,000         236,875
                       Rogers Cablesystems Ltd. 10.00% 2007........................     100,000         112,000
                       Rogers Cablesystems Ltd. Class B 10.00% 2005................     225,000         253,125
                       SFX Broadcasting, Inc., Series B 10.75% 2006................      33,000          36,548
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................     150,000         151,125
                       Sinclair Broadcast Group, Inc. 9.00% 2007*..................     175,000         177,187
                       Sinclair Broadcast Group, Inc. 10.00% 2005..................      50,000          52,375
                       Telewest Communications PLC zero coupon 2007(1).............     425,000         357,000
                       Teligent, Inc. 11.50% 2007..................................     150,000         143,625
                       TKR Cable, Inc. 10.50% 2007.................................   1,200,000       1,310,928
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(1)...     100,000          54,000
                       United International Holdings, Inc. 10.75% 2008(1)..........     250,000         146,250
                       Viacom, Inc. 8.00% 2006.....................................     550,000         567,875
                       Ziff Davis, Inc. 8.50% 2008.................................     200,000         190,000

                       Leisure & Tourism -- 1.5%
                       AMF Group, Inc., Series B zero coupon 2006(1)...............     197,000         112,290
                       Continental Airlines, Series B 6.90% 2017...................     750,000         742,755
                       Courtyard Marriott Ltd., Series B 10.75% 2008...............      50,000          52,125
                       HMH Properties, Inc, Series B 7.88% 2008....................     200,000         199,750
                       Premier Parks, Inc. zero coupon 2008(1).....................     250,000         170,000
                       Premier Parks, Inc., Series A 12.00% 2003...................     100,000         107,750
                       Six Flags Theme Parks, Inc., Series A 12.25% 2005(1)........     125,000         138,125
                       Southwest Airlines Co. 7.38% 2027...........................     590,000         577,115
                                                                                                  -------------
                                                                                                     14,719,707
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 7.3%
                       Communication Equipment -- 0.1%
                       Hermes Europe Railtel 11.50% 2007...........................     150,000         166,500
                       Metromedia Fiber Network, Inc. 10.00% 2008*.................      50,000          51,750

                       Computers & Business Equipment -- 0.6%
                       Dell Computer Corp. 7.10% 2028..............................     250,000         253,710
                       Harris Corp. 10.38% 2018....................................     500,000         527,190
                       United States Office Product Co. 9.75% 2008.................     225,000         157,500

                       Electronics -- 0.5%
                       Raytheon Co. 6.15% 2008.....................................     750,000         759,293

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Software -- 0.3%
                       PSINet Inc. 11.50% 2008*....................................  $   50,000   $      53,375
                       PSINet, Inc. 10.00% 2005....................................     100,000         100,000
                       Sitel Corp. 9.25% 2006......................................     200,000         164,000
                       Verio, Inc. 11.25% 2008*....................................      50,000          51,875

                       Telecommunications -- 5.8%
                       Anixter, Inc. 8.00% 2003....................................   1,300,000       1,383,148
                       Arch Communications Group, Inc. 12.75% 2007*................     100,000          94,750
                       BellSouth Telecommunications, Inc. 6.00% 2002...............     500,000         511,490
                       BellSouth Telecommunications, Inc. 7.00% 2095...............   1,250,000       1,366,587
                       BellSouth Telecommunications, Inc. 7.63% 2035...............     250,000         274,640
                       Call-Net Enterprises, Inc. zero coupon 2007(1)..............     250,000         160,625
                       Call-Net Enterprises, Inc. zero coupon 2008(1)..............     175,000         104,125
                       Charter Communications South East LP 11.25% 2006............      50,000          55,000
                       Comcast Cellular Holdings, Inc., Series B 9.50% 2007........      50,000          54,000
                       E Spire Communications, Inc. 13.75% 2007....................      50,000          53,750
                       E Spire Communications, Inc. zero coupon 2005(1)............      75,000          57,375
                       ICG Holdings, Inc. zero coupon 2006.........................     175,000         129,500
                       Intermedia Communications, Inc. zero coupon 2006(1).........     175,000         139,125
                       Intermedia Communications, Inc. zero coupon 2007(1).........     125,000          88,437
                       Intermedia Communications, Inc. 8.60% 2008*.................     100,000          97,500
                       IXC Communications, Inc. 9.00% 2008*........................     150,000         151,500
                       Lenfest Communications, Inc. 8.38% 2005.....................     150,000         159,000
                       Level 3 Communications, Inc. zero coupon 2008(1)*...........     125,000          74,844
                       Level 3 Communications, Inc. 9.13% 2008.....................     475,000         473,812
                       McLeod USA, Inc. zero coupon 2007(1)........................     350,000         267,750
                       McLeod USA, Inc. 8.38% 2008*................................      50,000          50,000
                       Metronet Communications Corp. zero coupon 2008(1)...........     475,000         294,500
                       Metronet Communications Corp. 10.63% 2008*..................      50,000          53,625
                       Metronet Communications Corp. 12.00% 2007(2)................      50,000          55,125
                       Nextel Communications, Inc. zero coupon 2007(1).............     275,000         182,187
                       Nextel Communications, Inc. zero coupon 2008*(1)............     375,000         232,500
                       Nextel International, Inc. zero coupon 2008*(1).............      75,000          35,250
                       Nextlink Communications, Inc. zero coupon 2008(1)...........     150,000          88,125
                       Nextlink Communications, Inc. 9.00% 2008*...................     100,000          96,000
                       NTL, Inc. zero coupon 2008*(1)..............................     150,000          96,938
                       NTL, Inc. zero coupon 2008*(1)..............................     200,000         128,250
                       Orange PLC 8.00% 2008.......................................     150,000         152,625
                       Pathnet, Inc. 12.25% 2008...................................     100,000          76,500
                       Qwest Communications International, Inc., Series B zero
                         coupon 2008*(1)...........................................      50,000          37,688
                       Qwest Communications International, Inc., Series B 10.88%
                         2007......................................................     150,000         173,250
                       Qwest Communications International, Inc. zero coupon
                         2007(1)...................................................     100,000          77,500
                       Rogers Cantel, Inc. 8.80% 2007..............................      75,000          75,000
                       Telecommunications Techniques LLC 9.75% 2008*...............     225,000         223,875
                       Telesystem International Wireless, Inc., Series B zero
                         coupon 2007(1)............................................     250,000         112,500
                       Triton PCS, Inc. zero coupon 2008*(1).......................     250,000         110,938
                       Vanguard Cellular Systems, Inc. 9.38% 2006..................     100,000         113,000
                       Viatel, Inc. zero coupon 2008(1)(3).........................      50,000          29,000
                       Viatel, Inc. 11.25% 2008(3).................................      75,000          74,250
                                                                                                  -------------
                                                                                                     10,550,777
                                                                                                  -------------
                       MATERIALS -- 6.0%
                       Chemicals -- 0.2%
                       Chattem, Inc. 8.88% 2008....................................     125,000         128,438
                       Huntsman Corp. 9.50% 2007*..................................     100,000          99,000
                       ISP Holdings, Inc., Series B 9.75% 2002.....................      50,000          52,000
                       ISP Holdings, Inc. Class B 9.00% 2003.......................      75,000          78,000

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products -- 1.2%
                       Buckeye Cellulose Corp. 9.25% 2008..........................  $  125,000   $     130,625
                       Donohue Forest Products, Inc. 7.63% 2007....................     750,000         829,005
                       Pope & Talbot, Inc. 8.38% 2013..............................     250,000         252,410
                       Quno Corp. 9.13% 2005.......................................     400,000         426,000
                       Stone Container Corp. 11.50% 2004...........................      50,000          52,500
                       Stone Container Corp. 12.25% 2002...........................      50,000          50,500

                       Metals & Minerals -- 4.6%
                       A.K. Steel Holding Corp. 9.13% 2006.........................     100,000         105,000
                       Albecca, Inc. 10.75% 2008*..................................     200,000         204,000
                       Barrick Gold Corp. 7.50% 2007...............................     750,000         781,597
                       Euramax International PLC 11.25% 2006.......................     100,000         101,000
                       Inco Ltd. 9.60% 2022........................................   1,325,000       1,455,552
                       Metals USA, Inc. 8.63% 2008.................................      75,000          66,563
                       MMI Products, Inc., Series B 11.25% 2007*...................     150,000         164,625
                       Normandy Finance Ltd. 7.50% 2005*...........................   1,150,000       1,188,088
                       Placer Dome, Inc. 8.50% 2045................................   1,120,000       1,062,970
                       Ryderson Tull, Inc. 9.13% 2006..............................     100,000         106,625
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................     225,000         226,687
                       Southdown, Inc., Series B 10.00% 2006.......................   1,000,000       1,085,000
                                                                                                  -------------
                                                                                                      8,646,185
                                                                                                  -------------
                       MUNICIPAL BONDS -- 0.5%
                       Municipal Bonds -- 0.5%
                       Atlanta & Fulton County Georgia Recreation 7.00% 2028.......     500,000         517,450
                       McKeesport Pennsylvania, Series B 7.30% 2020................     250,000         260,533
                                                                                                  -------------
                                                                                                        777,983
                                                                                                  -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 1.4%
                       Foreign Government -- 1.4%
                       Province of Quebec 11.00% 2015..............................     250,000         278,738
                       Province of Quebec 13.25% 2014..............................     890,000         980,032
                       Republic of Columbia 7.25% 2003.............................     250,000         215,000
                       Republic of South Africa 9.63% 1999.........................     500,000         498,405
                                                                                                  -------------
                                                                                                      1,972,175
                                                                                                  -------------
                       REAL ESTATE -- 0.7%
                       Real Estate Companies -- 0.1%
                       AEI Holdings, Inc. 10.00% 2007*.............................      50,000          51,500

                       Real Estate Investment Trusts -- 0.6%
                       Chelsea GCA Realty, Inc. 7.75% 2001.........................     150,000         148,851
                       Price REIT, Inc. 7.50% 2006.................................     750,000         761,318
                                                                                                  -------------
                                                                                                        961,669
                                                                                                  -------------
                       U.S. GOVERNMENT & AGENCIES -- 17.9%
                       U.S. Government & Agencies -- 17.9%
                       Federal Farm Credit Bank 5.93% 2008.........................   1,250,000       1,297,425
                       Federal Home Loan Banks 5.80% 2008..........................   3,000,000       3,093,270
                       Federal National Mortgage Association 6.50% 2011............     996,826       1,011,150
                       Federal National Mortgage Association 8.50% 2005............     750,000         775,545
                       Government National Mortgage Association 8.00% 2026.........     930,950         968,188
                       United States Treasury Bonds 6.00% 2026.....................   1,750,000       1,922,270
                       United States Treasury Bonds 6.13% 2027.....................   1,000,000       1,127,660
                       United States Treasury Bonds 6.38% 2027.....................   3,832,000       4,437,341
                       United States Treasury Bonds 8.00% 2021.....................   1,750,000       2,360,855
                       United States Treasury Bonds 8.13% 2021.....................     750,000       1,020,585

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       United States Treasury Bonds 8.50% 2020.....................  $1,400,000   $   1,956,276
                       United States Treasury Bonds 11.63% 2004....................   1,000,000       1,351,090
                       United States Treasury Notes 5.63% 2008.....................   2,000,000       2,127,500
                       United States Treasury Notes 6.13% 2007.....................   1,900,000       2,072,786
                       United States Treasury Notes 6.25% 2003.....................     250,000         264,805
                                                                                                  -------------
                                                                                                     25,786,746
                                                                                                  -------------
                       UTILITIES -- 2.4%
                       Electric Utilities -- 2.0%
                       California Energy, Inc. 10.25% 2004(6)......................     600,000         631,332
                       El Paso Electric Co. 9.40% 2011.............................     125,000         141,212
                       Israel Electric Corp Ltd. 7.88% 2026*.......................     850,000         845,240
                       Niagara Mohawk Power Corp. zero coupon 2010(1)..............      50,000          37,438
                       Puget Sound Energy 7.02% 2027...............................     900,000         964,458
                       Tenaga Nasional Berhad 7.50% 2096*..........................     500,000         262,500

                       Gas & Pipeline Utilities -- 0.1%
                       Universal Compression, Inc. zero coupon 2008(1).............     150,000          89,813

                       Telephone -- 0.3%
                       American Cellular Corp. 10.50% 2008*........................     175,000         172,812
                       Paging Network, Inc. 10.00% 2008............................     175,000         180,250
                       Paging Network, Inc. 10.13% 2007............................      50,000          51,562
                       United States Xchange LLC 15.00% 2008*......................      75,000          78,938
                                                                                                  -------------
                                                                                                      3,455,555
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $120,682,803).....................                 121,928,165
                                                                                                  -------------

                       PREFERRED STOCK -- 2.7%                                         SHARES
                       ----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.0%
                       Food, Beverage & Tobacco -- 0.0%
                       Nebco Evans Holding Co. 11.25%(5)...........................         369          24,842
                                                                                                  -------------
                       FINANCE -- 0.7%
                       Financial Services -- 0.7%
                       Prologis Trust, Series C 8.54%..............................      20,000       1,013,750
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Broadcasting & Media -- 0.5%
                       Benedek Communications Corp. 11.50%*(5).....................          75          74,250
                       Capstar Broadcasting Partners 12.00%*(5)....................         563          64,886
                       Cumulus Media, Inc. Series A 13.75%.........................          77          80,850
                       Pegasus Communications Corp. 12.75%*(5).....................         118         114,464
                       Primedia, Inc. Series F, 9.20%..............................       3,000         291,750
                       SFX Broadcasting, Inc. Series E, 12.65%*(5).................         282          33,910
                       Sinclair Capital 11.65%.....................................         500          54,312
                                                                                                  -------------
                                                                                                        714,422
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.6%
                       Communication Equipment -- 0.0%
                       Global Crossing Holdings Ltd. 10.50%*(5)....................         500          50,500

                       Software -- 0.6%
                       Microsoft Corp. convertible $2.196..........................       8,260         804,318

                                                           ---------------------

                       PREFERRED STOCK (CONTINUED)                                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 0.0%
                       Nextel Communications, Inc. 11.125%(5)......................          53   $      48,110
                       Viatel, Inc., Series A 10.0%(3).............................          62           3,742
                                                                                                  -------------
                                                                                                        906,670
                                                                                                  -------------
                       REAL ESTATE -- 0.8%
                       Real Estate Investment Trusts -- 0.8%
                       Highwood Properties, Inc. Series A, 8.625%..................       1,000       1,071,875
                                                                                                  -------------
                       UTILITIES -- 0.1%
                       Electric Utilities -- 0.1%
                       Texas Utilities Co. 9.25%...................................       3,000         167,250
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $3,824,564).....................                   3,898,809
                                                                                                  -------------


                       WARRANTS -- 0.0%+
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/30/01*..................          50               0
                       Pegasus Communications Corp. 01/01/2007.....................         100           3,252
                       UIH Australia Pacific, Inc. 05/15/06........................         100             500
                                                                                                  -------------
                                                                                                          3,752
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Metronet Communications Corp. 08/15/07*.....................          50           1,754
                       Pathnet, Inc. 04/15/08(3)*..................................         100           1,000
                                                                                                  -------------
                                                                                                          2,754
                                                                                                  -------------
                       TOTAL WARRANTS (cost $2,772)................................                       6,506
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $124,510,139).............                 125,833,480
                                                                                                  -------------

                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 10.6%                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 2.9%
                       Continental Corp. 8.25% due 04/15/99........................  $  100,000         100,984
                       Figgie International, Inc. 9.88% due 10/01/99...............   2,250,000       2,272,500
                       Signet Banking Corp. 9.63% due 06/01/99.....................     300,000         305,622
                       Valassis Inserts, Inc. 9.38% due 03/15/99...................   1,500,000       1,514,295
                                                                                                  -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $4,213,407)..........                   4,193,401
                                                                                                  -------------

                       TIME DEPOSIT -- 7.0%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 4.50% due 12/01/98 (cost $9,977,000).....................9,977,000       9,977,000
                                                                                                  -------------

---------------------

                                                                                     PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                  AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT -- 0.7%
                       United States Treasury Notes 7.75% due 11/30/99
                         (cost $1,020,536).........................................  $1,000,000   $   1,029,220
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $15,210,943)..............                  15,199,621
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $139,721,082)                         98.2%                          141,033,101
                       Other assets less liabilities --               1.8                             2,528,185
                                                                    ------                        -------------
                       NET ASSETS --                                100.0%                        $ 143,561,286
                                                                    ======                        =============

              -----------------------------

               *  Resale restricted to qualified institutional buyers
               +  Non-income producing securities
              (1) Represents a zero coupon bond which will convert to an interest bearing security at a later date
              (2) Consists of more than one class of securities traded together as a unit, generally bonds with attached stocks or warrants
              (3) Fair valued security; see Note 2
              (4) Bond in default
              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              (6) Variable rate security; rate as of November 30, 1998

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 88.2%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.0%
                       Apparel & Textiles -- 1.8%
                       Phillips Van Heusen Corp. 7.75% 2023........................  $ 2,500,000   $   2,253,200
                       Phillips Van Heusen Corp. 9.50% 2008*.......................    2,750,000       2,756,875

                       Automotive -- 0.5%
                       Trident Automotive PLC 10.00% 2005*.........................    1,500,000       1,567,500

                       Housing -- 2.7%
                       Congoleum Corp. 8.63% 2008..................................    2,250,000       2,216,250
                       Lifestyle Furnishings International Ltd. 10.88% 2006........    5,000,000       5,362,500

                       Retail -- 3.0%
                       Electronic Retailing Systems International, Inc. zero coupon
                         2004(1)...................................................    1,500,000         553,125
                       Evenflo Company, Inc. 11.75% 2006*..........................    1,250,000       1,287,500
                       Jitney Jungle Stores of America, Inc. 12.00% 2006...........    4,250,000       4,738,750
                       Jumbo Sports, Inc. 4.25% 2000...............................      900,000         110,250
                       Shop At Home, Inc. 11.00% 2005..............................    2,000,000       1,997,500
                                                                                                   -------------
                                                                                                      22,843,450
                                                                                                   -------------
                       CONSUMER STAPLES -- 4.8%
                       Food, Beverage & Tobacco -- 0.9%
                       Specialty Foods Corp. 11.13% 2002...........................    2,850,000       2,451,000

                       Household Products -- 3.9%
                       Carson, Inc. 10.38% 2007....................................    2,000,000       1,100,000
                       French Fragrances, Inc. 10.38% 2007.........................    2,750,000       2,722,500
                       Polymer Group Inc. 9.00% 2007...............................    3,500,000       3,491,250
                       Polymer Group, Inc. 8.75% 2008*.............................    3,850,000       3,801,875
                                                                                                   -------------
                                                                                                      13,566,625
                                                                                                   -------------
                       ENERGY -- 5.1%
                       Energy Services -- 2.6%
                       Gulfmark Offshore, Inc. 8.75% 2008..........................    3,500,000       3,403,750
                       Parker Drilling Co. 9.75% 2006..............................    3,990,000       3,850,350

                       Energy Sources -- 2.5%
                       Houston Exploration Co. 8.63% 2008*.........................    1,025,000       1,025,000
                       P&L Coal Holdings Corp. 8.88% 2008*.........................    2,000,000       2,055,000
                       Southwest Royalties, Inc. 10.50% 2004.......................    2,500,000       1,293,750
                       Statia Terminals International NV 11.75% 2003...............    2,750,000       2,798,125
                                                                                                   -------------
                                                                                                      14,425,975
                                                                                                   -------------
                       FINANCE -- 2.6%
                       Banks -- 1.1%
                       Bankunited Capital Trust 10.25% 2026........................    2,000,000       2,115,000
                       Western Financial Savings Bank 8.88% 2007...................    1,500,000       1,125,000

                       Financial Services -- 1.5%
                       Dollar Financial Group, Inc. 10.88% 2006....................    2,000,000       2,020,000
                       Richmont Marketing Specialist 10.13% 2007*..................    2,500,000       2,093,750
                                                                                                   -------------
                                                                                                       7,353,750
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE -- 4.9%
                       Drugs -- 1.4%
                       Schein Pharmaceutical Inc. 8.47% 2004(2)....................  $ 4,500,000   $   4,089,375
                       Health Services -- 3.5%
                       Fresenius Medical Care Capital Trust 9.00% 2006.............    2,750,000       2,894,375
                       Fresenius Medical Care Capital Trust 7.88% 2008*............    1,250,000       1,250,000
                       Tenet Healthcare Corp. 8.00% 2005...........................    5,500,000       5,692,500
                                                                                                   -------------
                                                                                                      13,926,250
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 5.1%
                       Aerospace & Military Technology -- 1.5%
                       Interlake Corp. 12.13% 2002.................................    2,000,000       2,000,000
                       L3 Communications Corp. 10.38% 2007.........................    2,000,000       2,205,000
                       Business Services -- 1.5%
                       Hunstman Corp. 9.03% 2007*(2)...............................    3,000,000       2,913,750
                       Metal Management, Inc. 10.00% 2008..........................    3,000,000       1,432,500
                       Transportation -- 2.1%
                       Alpha Shipping PLC 9.50% 2008*..............................    1,250,000         671,875
                       Ermis Maritime Holdings Ltd. 12.50% 2006(3).................    1,500,400         825,220
                       Golden Ocean Group Ltd. 10.00% 2001.........................    3,350,000       1,238,428
                       Panoceanic Bulk Carriers Ltd. 12.00% 2007...................    1,000,000         537,500
                       Pegasus Shipping Ltd. 11.88% 2004...........................    1,500,000       1,312,500
                       Travelcenters America, Inc. 10.25% 2007.....................    1,500,000       1,486,875
                                                                                                   -------------
                                                                                                      14,623,648
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 22.0%
                       Broadcasting & Media -- 18.7%
                       Adelphia Communications Corp. 8.13% 2003....................    4,250,000       4,335,000
                       Australis Holdings Property Ltd. zero coupon 2002(1)(3).....    1,000,000         117,500
                       Big City Radio, Inc. zero coupon 2005(1)....................    2,500,000       1,675,000
                       Cellnet Data Systems, Inc. zero coupon 2007(1)..............    2,200,000         506,000
                       Central European Media Enterprises Ltd. 9.38% 2004..........    3,525,000       2,909,465
                       Chancellor Media Corp. 9.00% 2008*..........................    4,000,000       4,240,000
                       Comcast UK Cable Partners Ltd. zero coupon 2007(1)..........    1,500,000       1,297,500
                       Diamond Holdings PLC 9.13% 2008.............................    2,500,000       2,406,250
                       Echostar Communications Corp. zero coupon 2004(1)(4)........    3,500,000       3,517,500
                       EchoStar DBS Corp. 12.50% 2002..............................    1,250,000       1,412,500
                       Echostar Satellite Broadcasting Corp. zero coupon 2004(1)...    2,000,000       1,940,000
                       International CableTel, Inc. zero coupon 2006(1)............    5,000,000       4,237,500
                       Knology Holdings, Inc. zero coupon 2007(1)..................    2,000,000         900,000
                       Mediacom LLC/Mediacom Capital Corp. 8.50% 2008..............    5,500,000       5,637,500
                       Midcom Communications, Inc. 8.25% 2003(5)...................      550,000          92,125
                       Omnipoint Communications, Inc. 8.56% 2006*(2)...............    2,979,501       2,867,770
                       Paging Network Do Brasil SA 13.50% 2005.....................    1,594,000         921,523
                       Radio One, Inc. 7.00% 2004..................................    1,000,000         986,250
                       Spanish Broadcasting Systems, Inc. 12.50% 2002..............    2,250,000       2,475,000
                       Telewest Communications PLC zero coupon 2007(1).............    1,000,000         840,000
                       Telewest Communications PLC 11.25% 2008*....................    3,000,000       3,390,000
                       UIH Australia Pacific, Inc. zero coupon 2006(1).............    1,000,000         540,000
                       United International Holdings, Inc. zero coupon 2008(1).....    4,500,000       2,632,500
                       Wavetek Corp. 10.13% 2007...................................    3,500,000       3,386,250
                       Entertainment Products -- 0.4%
                       Outboard Marine Corp. 10.75% 2008*..........................    1,000,000         987,500
                       Leisure & Tourism -- 2.9%
                       Hard Rock Hotel, Inc. 9.25% 2005............................    2,650,000       2,650,000
                       Station Casinos, Inc. 9.63% 2003............................    5,500,000       5,698,550
                                                                                                   -------------
                                                                                                      62,599,183
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 24.5%
                       Computers & Business Equipment -- 0.4%
                       Diva Systems Corp. zero coupon 2008*(1)(4)..................  $ 3,250,000   $     975,000

                       Electronics -- 0.9%
                       Park 'N View, Inc. 13.00% 2008*(4)..........................    3,000,000       2,610,060

                       Telecommunications -- 23.2%
                       Call-Net Enterprises, Inc. 8.00% 2008.......................    1,750,000       1,706,250
                       Centennial Cellular Corp. 8.88% 2001........................    3,500,000       3,710,000
                       Comcast Cellular Holdings, Inc. 9.50% 2007..................    5,000,000       5,400,000
                       Covad Communications Group, Inc. zero coupon 2008(1)........    1,000,000         478,750
                       DTI Holdings, Inc. zero coupon 2008(1)......................    3,750,000       1,082,813
                       E.spire Communications, Inc. zero coupon 2005(1)............    2,500,000       1,912,500
                       E.spire Communications, Inc. zero coupon 2008(1)............      500,000         254,375
                       Flag Ltd. 8.25% 2008........................................    2,500,000       2,537,500
                       Global Crossing Ltd. 9.63% 2008.............................    1,000,000       1,075,000
                       Globix Corp. 13.00% 2005....................................    3,000,000       2,497,500
                       Hermes Europe Railtel BV 11.50% 2007........................    4,000,000       4,440,000
                       ICG Holdings, Inc. zero coupon 2007(1)......................    3,500,000       2,240,000
                       ICG Services, Inc. zero coupon 2008(1)......................    3,000,000       1,616,250
                       International Wireless Communications zero coupon 2001......    3,750,000         370,313
                       KMC Telecom Holdings, Inc. zero coupon 2008(1)..............    4,650,000       2,226,187
                       Level 3 Communications, Inc. zero coupon 2008*(1)...........    1,500,000         898,125
                       McCaw International Ltd. zero coupon 2007(1)................    5,000,000       2,700,000
                       Microcell Telecommunications zero coupon 2006(1)............    2,500,000       1,881,250
                       Nextel Communications, Inc. zero coupon 2004(1).............    2,000,000       1,985,000
                       Nextel Communications, Inc. zero coupon 2004(1).............    2,000,000       1,960,000
                       Northeast Optic Network, Inc. 12.75% 2008...................    1,500,000       1,440,000
                       NTL, Inc. zero coupon 2008*(1)..............................    1,750,000       1,130,937
                       Occidente Y Caribe Celular SA zero coupon 2004(1)...........    2,000,000       1,400,520
                       Orbcomm Global LP 14.00% 2004...............................    3,000,000       3,022,500
                       Orion Network Systems, Inc. zero coupon 2007(1).............    3,500,000       2,244,375
                       Poland Telecom Finance Bv 14.00% 2007.......................    1,000,000         910,000
                       Primus Telecommunications Group, Inc. 9.88% 2008............    3,250,000       2,973,750
                       Primus Telecommunications Group, Inc. 11.75% 2004...........    1,500,000       1,556,250
                       Rhythms Netconnections, Inc. zero coupon 2008*(1)(4)........    2,000,000         860,000
                       RSL Communications Ltd. 12.25% 2006.........................    2,924,000       3,070,200
                       Splitrock Services, Inc. 11.75% 2008*.......................    2,250,000       2,064,375
                       Transtel Pass Through Trust 12.50% 2007*....................    1,500,000         860,625
                       Verio, Inc. 13.50% 2004.....................................    1,000,000       1,087,500
                       Verio, Inc. 11.25% 2008*....................................      500,000         518,750
                       Vialog Corp. 12.75% 2001....................................    2,000,000       1,620,000
                       Viatel, Inc. zero coupon 2008(1)............................      500,000         290,000
                                                                                                   -------------
                                                                                                      69,606,655
                                                                                                   -------------
                       MATERIALS -- 10.2%
                       Chemicals -- 2.5%
                       American Pacific Corp. 9.25% 2005...........................    2,000,000       1,985,000
                       NL Industries, Inc. 11.75% 2003.............................    4,095,000       4,361,175
                       Sterling Chemicals Holdings, Inc. zero coupon 2008(1).......      500,000         205,000
                       Sterling Chemicals, Inc. 11.75% 2006........................      750,000         630,000

                       Forest Products -- 1.9%
                       Ainsworth Lumber Ltd. 12.50% 2007(6)........................    1,750,000       1,693,125
                       Doman Industries Ltd. 8.75% 2004............................    2,250,000       1,890,000
                       Florida Coast Paper Co. LLC 12.75% 2003.....................    3,000,000       1,410,000
                       Republic Group, Inc 9.50% 2008*.............................      500,000         487,500

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 5.8%
                       Acme Metals, Inc. 12.50% 2002(5)............................  $ 1,727,000   $   1,692,460
                       GS Technologies Operating, Inc. 12.00% 2004.................    1,500,000       1,050,000
                       International Utility Structures 10.75% 2008................    1,750,000       1,631,875
                       Kaiser Aluminum & Chemical Corp. 12.75% 2003................    3,000,000       2,970,000
                       Renco Metals, Inc. 11.50% 2003..............................    1,500,000       1,560,000
                       Republic Engineered Steels, Inc. 9.88% 2001.................    3,000,000       3,030,000
                       Schuff Steel Co. 10.50% 2008................................    2,500,000       2,218,750
                       WCI Steel, Inc. 10.00% 2004.................................    2,250,000       2,311,875
                                                                                                   -------------
                                                                                                      29,126,760
                                                                                                   -------------
                       UTILITIES -- 1.0%
                       Telephone -- 1.0%
                       Celcaribe SA 13.50% 2004....................................    1,250,000       1,279,687
                       USN Communications, Inc. zero coupon 2004(1)................    2,750,000       1,533,125
                                                                                                   -------------
                                                                                                       2,812,812
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $278,347,025).....................                  250,885,108
                                                                                                   -------------


                       COMMON STOCK -- 0.0%                                               SHARES
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Paging DO Brazil Holdings Co. LLC, Class B*(3)..............        1,594              16

                       Leisure & Tourism -- 0.0%
                       Capital Gaming International, Inc.+(3)......................          103               1
                                                                                                   -------------
                                                                                                              17
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Intermedia Communications, Inc.+............................          702          12,110
                       Microcell Telecommunications+...............................       14,400          87,300
                                                                                                   -------------
                                                                                                          99,410
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $264,935)..........................                       99,427
                                                                                                   -------------
                       PREFERRED STOCK -- 2.8%
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.7%
                       Broadcasting & Media -- 1.7%
                       CSC Holdings, Inc. Series M 11.13%(6).......................       43,312       4,894,256
                       INFORMATION TECHNOLOGY -- 1.1%
                       Telecommunications -- 1.1%
                       Global Crossing Ltd.*(6)....................................       15,000       1,515,000
                       Intermedia Communications, Inc. convertible Series F
                         7.00%*....................................................       60,000         982,500
                       IXC Communications, Inc. 7.00%*.............................       15,000         442,500
                       Omnipoint Corp. convertible 7.00%*..........................       14,000         269,500
                       Viatel, Inc., Series A convertible(3)(6)....................          252          15,096
                                                                                                   -------------
                                                                                                       3,224,596
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $8,909,935).....................                    8,118,852
                                                                                                   -------------

                                                           ---------------------

                       WARRANTS -- 0.1%+                                               SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Retail -- 0.0%
                       Electronic Retailing Systems International, Inc. 2/01/04....        1,500   $      15,000
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Transportation -- 0.0%
                       Ermis Maritime Holdings Ltd. 3/15/06(3).....................        1,364          27,280
                       Golden Ocean Group Ltd. 8/30/01.............................        2,500          10,000
                                                                                                   -------------
                                                                                                          37,280
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/30/01*(3)...............        1,000               0
                       Cellnet Data Systems, Inc. 9/15/07*.........................        1,700          17,000
                       Knology Holdings, Inc. 10/15/07*............................        6,000          12,030
                       UIH Australia Pacific, Inc. 5/15/06(3)......................        1,000           5,000
                       United International Holdings, Inc. 11/15/99................        1,750          17,500

                       Gaming -- 0.0%
                       Fitzgerald Gaming Corp. 3/15/99*(3).........................        2,000              20
                                                                                                   -------------
                                                                                                          51,550
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       Bell Technology Group Ltd. 5/01/05(3).......................        3,000              30
                       Clearnet Communications, Inc. 9/15/05.......................        3,300          16,540
                       Covad Communications Group, Inc. 3/15/08(3).................        1,000              10
                       DTI Holdings, Inc. 3/01/08*.................................       18,750             187
                       International Wireless Communication Holdings, Inc.
                         8/15/07*(3)...............................................        3,750               0
                       KMC Telecom Holdings, Inc. 1/31/08*(3)......................        4,650          11,625
                       Occidente Y Caribe Celular SA 3/15/04*(3)...................        8,000          64,000
                       Poland Telecom Finance BV 12/01/07(3).......................        1,000              10
                       Primus Telecomm Group, Inc. 8/01/04.........................        1,000           5,015
                       Splitrock Services, Inc. 7/15/08*(3)........................        2,250          22,500
                       Vialog Corp. 11/15/01.......................................        2,000           2,500
                                                                                                   -------------
                                                                                                         122,417
                                                                                                   -------------
                       TOTAL WARRANTS (cost $285,595)..............................                      226,247
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $287,807,490).............                  259,329,634
                                                                                                   -------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.4%                                      AMOUNT
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.4%
                       Revlon Consumer Products Corp. 9.50% due 6/01/99............  $ 2,000,000       1,990,000
                       Stone Container Corp. 11.88% due 12/01/98...................    2,000,000       1,990,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $4,018,700)...............                    3,980,000
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 5.7%                                    AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.7%
                       Joint Repurchase Agreement Account (Note 3)
                         (cost $16,059,000)........................................  $16,059,000   $  16,059,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $307,885,190)                           98.2%                         279,368,634
                       Other assets less liabilities --                 1.8                            5,211,864
                                                                      ------                       -------------
                       NET ASSETS --                                  100.0%                       $ 284,580,498
                                                                      ======                       =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (2) Variable rate security; rate as of November 30, 1998
              (3) Fair valued security; see Note 2
              (4) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (5) Bond in default
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                         PRINCIPAL
                                          BONDS & NOTES -- 90.3%                          AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.1%
                       Housing -- 1.2%
                       American Standard Co. 7.38% 2008............................     $   475,000     $     475,000
                       Building Materials Corp. America 8.00% 2008*................         375,000           381,094
                       Nortek, Inc 8.88% 2008*.....................................         545,000           542,956

                       Retail -- 1.9%
                       HMV Media Group PLC 10.88% 2008*............................         500,000           773,179
                       K Mart Funding Corp. 8.80% 2010.............................         660,000           692,763
                       Musicland Group Inc. 9.88% 2008*............................         600,000           604,500
                       Samsonite Corp. 10.75% 2008*................................          60,000            50,400
                       Southland Corp. 5.00% 2003..................................         275,000           244,750
                                                                                                        -------------
                                                                                                            3,764,642
                                                                                                        -------------
                       CONSUMER STAPLES -- 0.3%
                       Food, Beverage & Tobacco -- 0.3%
                       Smithfield Foods, Inc. 7.63% 2008*..........................         360,000           346,950
                                                                                                        -------------
                       ENERGY -- 2.2%
                       Energy Services -- 0.1%
                       EES Coke Battery, Inc. 9.38% 2007*..........................         175,000           168,631

                       Energy Sources -- 2.1%
                       Husky Oil Ltd. 8.90% 2008...................................         275,000           277,750
                       Oil Purchase Co. 7.10% 2002.................................         216,075           202,573
                       Petroleos Mexicanos 11.14% 2005*(1).........................       1,270,000         1,193,800
                       Synder Oil Corp. 8.75% 2007.................................         840,000           848,400
                                                                                                        -------------
                                                                                                            2,691,154
                                                                                                        -------------
                       FINANCE -- 6.2%
                       Banks -- 1.8%
                       Banco Nacional De Desenvolvime 10.30% 2008*(1)..............       2,250,000         1,929,375
                       Western Financial Savings Bank 8.88% 2007...................         315,000           236,250

                       Financial Services -- 4.4%
                       Alps Series 96-1, Class D 12.72% 2006*......................         319,765           319,777
                       California FM Lease Trust 8.50% 2017*.......................         474,001           516,957
                       Cellco Finance NV 15.00% 2005*..............................         970,000           809,950
                       Dillon Read Structured Finance Corp. Series 1993 Class A
                         6.66% 2010................................................          86,352            81,155
                       Dillon Read Structured Finance Corp. Series 1994 Class A
                         7.60% 2007................................................         254,356           243,304
                       Dillon Read Structured Finance Corp. Series 1994 Class A
                         8.38% 2015................................................         625,000           617,748
                       Dillon Read Structured Finance Corp. 9.35% 2019.............         200,000           209,458
                       FMAC Loan Receivables Trust Class C 7.93% 2018*.............         145,832           111,470
                       Fugi JGB Investment LLC 9.87% 2049*.........................         400,000           284,356
                       Long Beach Acceptance Auto Grantor Trust Series 1997-1 Class
                         B 14.22% 2003.............................................         220,141           218,825
                       Navistar Financial Corp. 9.00% 2002.........................         120,000           123,450
                       OHA Auto Grantor Trust 11.00% 2004*.........................         599,071           582,038
                       Pera Financial Services Co. 9.38% 2002......................         600,000           462,000
                       SB Treasury Co. 9.40% 2049*(1)..............................         355,000           351,450

---------------------

                                                                                         PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                         AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Securitized Multiple Asset Series 1997-5 Class A1 7.72%
                         2005*.....................................................     $   501,326     $     421,749
                       Unexim International Finance BV 9.88% 2000*.................         220,000            11,000
                                                                                                        -------------
                                                                                                            7,530,312
                                                                                                        -------------
                       HEALTHCARE -- 3.3%
                       Health Services -- 3.3%
                       Columbia/HCA Healthcare Corp. 6.91% 2005....................         300,000           286,194
                       Columbia/HCA Healthcare Corp. 7.00% 2007....................         415,000           392,698
                       Columbia/HCA Healthcare Corp. 7.69% 2025....................       1,200,000         1,094,700
                       Fresenius Medical Care Capital Trust 7.88% 2008.............         435,000           437,175
                       Tenet Healthcare Corp. 8.63% 2007...........................       1,045,000         1,116,687
                       Vencor Operating, Inc. 9.88% 2005*..........................         730,000           649,700
                                                                                                        -------------
                                                                                                            3,977,154
                                                                                                        -------------
                       INDUSTRIAL & COMMERCIAL -- 2.9%
                       Aerospace & Military Technology -- 0.3%
                       Jet Equipment Trust 11.79% 2013*............................         300,000           392,926

                       Business Services -- 0.5%
                       Norcal Waste Systems, Inc. 13.50% 2005(1)...................         615,000           682,650

                       Machinery -- 0.2%
                       Axia, Inc 10.75% 2008*......................................         200,000           202,000

                       Multi-Industry -- 1.7%
                       Hutchison Whampoa Ltd 7.45% 2017*...........................       1,020,000           857,667
                       Reliance Industries Ltd 10.50% 2046.........................       1,550,000         1,185,750

                       Transportation -- 0.2%
                       American Commercial Lines LLC 10.25% 2008*..................         245,000           248,675
                                                                                                        -------------
                                                                                                            3,569,668
                                                                                                        -------------
                       INFORMATION & ENTERTAINMENT -- 8.7%
                       Broadcasting & Media -- 6.1%
                       Adelphia Communications Corp. 8.38% 2008....................         190,000           192,375
                       Adelphia Communications Corp. 9.88% 2007....................          65,000            71,581
                       Chancellor Media Corp. 8.13% 2007...........................         450,000           450,000
                       Chancellor Media Corp. 9.00% 2008*..........................         370,000           392,200
                       CSC Holdings, Inc. 7.25% 2008...............................         420,000           426,749
                       CSC Holdings, Inc. 7.88% 2007...............................         535,000           564,837
                       CSC Holdings, Inc. 9.88% 2006...............................         415,000           440,938
                       Globalstar LP 11.38% 2004*..................................         315,000           233,100
                       Outdoor Systems, Inc. 8.88% 2007............................         690,000           731,400
                       RCN Corp. zero coupon 2007*(2)..............................       1,960,000         1,144,150
                       Rogers Cablesystems Ltd. 10.13% 2012........................         425,000           467,500
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................         465,000           470,813
                       TV Azteca SA 10.13% 2004....................................       2,100,000         1,858,500

                       Leisure & Tourism -- 2.6%
                       Grand Casino, Inc. 10.13% 2003..............................         680,000           741,200
                       Hilton Hotels Corp. 7.95% 2007..............................         610,000           631,417
                       HMH Properties Inc 7.88% 2005...............................         985,000           983,769
                       Station Casinos, Inc. 8.88% 2008*...........................          90,000            91,350
                       Station Casinos, Inc. 9.63% 2003............................         475,000           492,147
                       Station Casinos, Inc. 10.13% 2006...........................         125,000           132,500
                                                                                                        -------------
                                                                                                           10,516,526
                                                                                                        -------------
                       INFORMATION TECHNOLOGY -- 18.0%
                       Communication Equipment -- 0.2%
                       Metromedia Fiber Network, Inc. 10.00% 2008*.................         270,000           279,450

                                                           ---------------------

                                                                                         PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                         AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 0.5%
                       Corporate Express, Inc. 9.63% 2008*.........................     $   450,000     $     429,750
                       Entex Information Services 12.50% 2006*.....................         240,000           144,000

                       Electronics -- 0.6%
                       Samsung Electronics America, Inc. 9.75% 2003*...............         745,000           689,892

                       Software -- 0.4%
                       PSINet Inc. 10.00% 2005.....................................         275,000           275,000
                       Wam-Net, Inc. zero coupon 2005(2)(3)........................         400,000           204,000

                       Telecommunications -- 16.3%
                       AMSC Co., Inc. 12.25% 2008*(3)..............................         415,000           281,163
                       CIA International de Telecommunicaciones 10.38% 2004*.......       3,680,000         2,631,200
                       Colt Telecom Group PLC 7.63% 2008...........................         600,000           354,564
                       Comcast Cellular Holdings, Inc. 9.50% 2007*.................         385,000           415,800
                       Comtel Brasileira 10.75% 2004...............................       1,890,000         1,634,850
                       Consorcio Ecuatoriano De Telecommunicaciones 14.00% 2002....       1,160,000           649,600
                       Dobson Communications Corp. 11.75% 2007.....................         220,000           228,800
                       Dolphin Telecom PLC zero coupon 2008*(2)....................         850,000           255,000
                       Espirit Telecom Group PLC 10.88% 2008*......................         400,000           400,000
                       Global Crossing Ltd. 9.63% 2008.............................         620,000           666,500
                       Hermes Europe Railtel 11.50% 2007...........................         490,000           543,900
                       Intermedia Communications, Inc. zero coupon 2007(2).........       1,420,000         1,004,650
                       IXC Communications, Inc. 9.00% 2008*........................         815,000           823,150
                       Lenfest Communications Inc. 7.63% 2008......................         460,000           466,325
                       Lenfest Communications, Inc. 8.38% 2005*....................         740,000           784,400
                       Level 3 Communications, Inc. 9.13% 2008*....................         375,000           374,062
                       Nextel Communications, Inc. zero coupon 2007(2).............       1,700,000         1,126,250
                       Nextel Communications, Inc. zero coupon 2004(2).............       1,005,000           984,900
                       Nextlink Communications, Inc. zero coupon 2008*(2)..........         940,000           552,250
                       NTL, Inc. 10.75% 2008.......................................         500,000           474,217
                       NTL, Inc. zero coupon 2008*(2)..............................         550,000           352,687
                       Onepoint Communications Corp. 14.50% 2008*(3)...............         370,000           208,680
                       Primus Telecom Group, Inc. 9.88% 2008*......................         415,000           379,725
                       Qwest Communications International, Inc. zero coupon
                         2008*(2)..................................................         225,000           169,594
                       Qwest Communications International, Inc. 10.88% 2007........         200,000           231,000
                       Qwest Communications International, Inc. zero coupon
                         2007*(2)..................................................       1,210,000           937,750
                       Rhythms Netconnections, Inc. zero coupon 2008(2)(3).........       1,100,000           473,000
                       Rogers Cantel, Inc. 8.30% 2007..............................         750,000           750,000
                       Rogers Communications, Inc. 9.13% 2006......................          90,000            92,250
                       RSL Communications PLC 10.00% 2008..........................       1,650,000           544,667
                       RSL Communications PLC 12.25% 2006..........................          18,000            18,900
                       RSL Communications PLC 9.13% 2008*..........................         710,000           660,300
                       RSL Communications PLC 12.00% 2008*.........................         150,000           160,125
                       Viatel, Inc. zero coupon 2008*(2)(3)........................         265,000           156,350
                                                                                                        -------------
                                                                                                           21,808,701
                                                                                                        -------------
                       MATERIALS -- 1.3%
                       Chemicals -- 0.7%
                       ISP Holdings, Inc. Class B 9.00% 2003.......................         800,000           842,000

                       Forest Products -- 0.2%
                       S.D. Warren Co., Class B 12.00% 2004........................         265,000           286,200

                       Metals & Minerals -- 0.4%
                       Algoma Steel, Inc. 12.38% 2005..............................         115,000            91,425
                       Murrin Murrin Holdings Property Ltd. 9.38% 2007.............         360,000           340,200
                       NSM Steel Inc. 12.25% 2008*(3)..............................         270,000            47,925
                                                                                                        -------------
                                                                                                            1,607,750
                                                                                                        -------------

---------------------

                                                                                         PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                         AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 38.5%
                       Foreign Government -- 38.5%
                       Colombia Hercules 1991 Integrated Loan 7.13% 2003(1)........     $         2     $           1
                       Federative Republic of Brazil 6.13% 2006(1).................       1,161,600           859,584
                       Federative Republic of Brazil 6.19% 2012(4).................       1,030,000           602,550
                       Federative Republic of Brazil 9.38% 2008....................       8,090,000         6,451,775
                       Government of Russia 11.00% 2018............................       6,320,000         1,548,400
                       Jamaica Government Bonds 10.88% 2005*.......................         700,000           602,000
                       Kingdom of Jordan 6.56% 2023*(1)............................         833,000           491,470
                       Republic of Argentina 6.19% 2005(1).........................       7,614,000         6,615,805
                       Republic of Argentina 8.75% 2002............................       1,440,000         1,206,000
                       Republic of Argentina 11.00% 2006...........................       1,500,000         1,518,750
                       Republic of Argentina 11.38% 2017...........................       4,300,000         4,321,500
                       Republic of Bulgaria 2.50% 2012(1)..........................       5,420,000         3,279,100
                       Republic of Bulgaria 6.56% 2024(1)..........................         450,000           333,562
                       Republic of Colombia 8.82% 2005.............................       3,180,000         2,957,400
                       Republic of Ecuador zero coupon 2025........................         530,000           254,400
                       Republic of Ecuador 3.25% 2015(4)...........................       1,131,660           554,513
                       Republic of Ecuador 6.63% 2025..............................         720,000           412,200
                       Republic of Panama 4.00% 2016...............................         664,436           503,310
                       Republic of Panama 8.88% 2027*..............................         440,000           415,800
                       Republic of Peru 3.25% 2017*................................       1,980,000         1,113,750
                       Republic of Venezuela 6.63% 2007(1).........................       1,583,340           902,504
                       Russia Federation Ministry of Finance 3.00% 2003*...........           1,000                93
                       Russia Interest Notes 6.63% 2015(1).........................             123                15
                       United Mexican States 8.63% 2008............................       4,790,000         4,502,600
                       United Mexican States 9.88% 2007............................       2,450,000         2,462,250
                       United Mexican States 11.38% 2016...........................       4,450,000         4,728,125
                                                                                                        -------------
                                                                                                           46,637,457
                                                                                                        -------------
                       REAL ESTATE -- 0.4%
                       Real Estate Companies -- 0.4%
                       CB Richards Ellis Services, Inc. 8.88% 2006.................         200,000           196,500
                       Glencore Nickel Property Ltd. 9.00% 2014....................         380,000           326,800
                                                                                                        -------------
                                                                                                              523,300
                                                                                                        -------------
                       UTILITIES -- 5.4%
                       Electric Utilities -- 3.3%
                       AES Corp. 8.50% 2007*.......................................         490,000           488,775
                       Empresa Nacional De Electricidad SA 7.75% 2008..............         840,000           792,204
                       Korea Electric Power Corp. 6.38% 2003.......................       3,200,000         2,456,832
                       Niagara Mohawk Power Corp. zero coupon 2010(2)..............         218,000           163,227
                       Niagara Mohawk Power Corp. 7.75% 2008.......................         126,000           135,584

                       Electronics -- 0.2%
                       Samsung Electronics Ltd. 7.45% 2002*........................         255,000           219,028

                       Gas & Pipeline Utilities -- 0.2%
                       Ras Laffan Liquefied Natural Gas Co. 8.29% 2014*............         265,000           225,136

                       Telephone -- 1.7%
                       American Cellular Corp. 10.50% 2008*........................         410,000           405,900
                       Flag Ltd. 8.25% 2008........................................         275,000           279,125
                       Iridium Capital Corp., Series A 13.00% 2005.................         395,000           347,600
                       Philippine Long District Telephone Co. 7.85% 2007...........         650,000           555,750
                       PTC International Finance BV zero coupon 2007*(2)...........         800,000           520,000
                                                                                                        -------------
                                                                                                            6,589,161
                                                                                                        -------------
                       TOTAL BONDS & NOTES (cost $114,222,092).....................                       109,562,775
                                                                                                        -------------

                                                           ---------------------

                                                                                         PRINCIPAL
                       LOAN AGREEMENT -- 1.1%                                             AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       LOAN AGREEMENT -- 1.1%
                       Foreign Government -- 1.1%
                       Gabon Loans 6.69% 2004 (cost $1,826,786)....................     $ 2,357,143     $   1,343,571
                                                                                                        -------------

                       PREFERRED STOCK -- 0.4%                                             SHARES
                       ----------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.3%
                       Broadcasting & Media -- 0.3%
                       Paxson Communications Corp. 9.75%*(5).......................               8            77,600
                       Paxson Communications Corp. 3.25%...........................              23           216,200
                                                                                                        -------------
                                                                                                              293,800
                                                                                                        -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Software -- 0.1%
                       Concentric Network Corp. convertible 13.50%(5)..............             206           174,070

                       Telecommunications -- 0.0%
                       IXC Communications, Inc. convertible 12.50%(5)..............               7             7,125
                       Viatel, Inc., Series A convertible 10.00%...................             133             8,001
                                                                                                        -------------
                                                                                                              189,196
                                                                                                        -------------
                       TOTAL PREFERRED STOCK (cost $525,132).......................                           482,996
                                                                                                        -------------

                       WARRANTS -- 0.0%+
                       ----------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services -- 0.0%
                       Nokornthai Strip Ml Public Ltd. 02/01/08....................         170,935             1,709
                                                                                                        -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Paxson Communications Corp. 6/30/2008.......................             256                 0
                                                                                                        -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Software -- 0.0%
                       Concentric Network Corp. 12/15/2007.........................             175            20,125
                       Wam-Net Inc. 3/01/2005*.....................................           1,200                12

                       Telecommunications -- 0.0%
                       American Mobile Satellite Co. 4/01/2027.....................             415             1,951
                       Onepoint Communications Corp. 6/01/2008.....................             370               370
                                                                                                        -------------
                                                                                                               22,458
                                                                                                        -------------
                       TOTAL WARRANTS (cost $888)..................................                            24,167
                                                                                                        -------------
                       TOTAL INVESTMENT SECURITIES (cost $116,574,898).............                       111,413,509
                                                                                                        -------------
                                                                                         PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.5%                                       AMOUNT
                       ----------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 1.1%
                       Export Import Bank Korea 6.50% due 10/06/99.................     $ 1,800,000         1,715,040
                       Jamaica Government Bonds 12.00% due 7/19/99.................       1,000,000           970,000
                       Mosaic Re Ltd. 10.10% due 7/09/99(1)........................         300,000           302,100
                                                                                                        -------------
                                                                                                            2,987,140
                                                                                                        -------------
                       TOTAL SHORT-TERM SECURITIES (cost $3,013,048)...............                         2,987,140
                                                                                                        -------------

---------------------

                                                                                         PRINCIPAL
                                       REPURCHASE AGREEMENT -- 3.8%                       AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.8%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.0% dated 11/30/98 to be repurchased 12/01/98 in the amount of $4,612,512 and collateralized by
                         $2,870,000 of U.S. Treasury Bonds, bearing interest at
                         12.50%, due 8/15/14 and having an approximate aggregate
                         value of $4,704,831
                         (cost $4,612,000)@........................................     $ 4,612,000     $   4,612,000
                                                                                                        -------------
                       TOTAL INVESTMENTS --
                         (cost $124,199,946)                      98.1%                                   119,012,649
                       Other assets less liabilities--             1.9                                      2,276,901
                                                                 ------                                 -------------
                       NET ASSETS--                              100.0%                                 $ 121,289,550
                                                                 ======                                 =============


              -----------------------------
               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Variable rate security; rate as of November 30, 1998

              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (3) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (4) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              Allocation of investments as a percentage of net assets by country as of November 30, 1998

          United States.....................................   33.0%
          Argentina.........................................   13.4%
          Mexico............................................   12.2%
          Brazil............................................    9.5%
          South Korea.......................................    3.6%
          United Kingdom....................................    3.0%
          Bulgaria..........................................    2.6%
          Colombia..........................................    2.4%
          Ecuador...........................................    1.5%
          Netherlands.......................................    1.5%
          Canada............................................    1.4%
          Jamaica...........................................    1.3%
          Russia............................................    1.3%
          Gabon.............................................    1.1%
          India.............................................    1.0%
          Peru..............................................    0.8%
          Panama............................................    0.8%
          Cayman Island.....................................    0.7%
          Chile.............................................    0.7%
          Venezuela.........................................    0.7%
          Australia.........................................    0.5%
          Philippines.......................................    0.5%
          Turkey............................................    0.4%
          Bermuda...........................................    0.2%
          Qatar.............................................    0.2%
                                                              -----
                                                               94.3%
                                                              =====

                                                           ---------------------

                      @ The security or a portion thereof represent collateral
                        for the following open futures contracts:

              OPEN FUTURES CONTRACTS

              ------------------------------------------------------------------

                                                                                                    VALUE AS OF
                       NUMBER OF                                           EXPIRATION   VALUE AT    NOVEMBER 30,   UNREALIZED
                       CONTRACTS                DESCRIPTION                   DATE     TRADE DATE       1998      DEPRECIATION
                       --------------------------------------------------------------------------------------------------------
                       8 Short     Long Gilt.............................  March 1999  $1,530,435    $1,547,735     $(17,300)
                                                                                                                    =========

                      OPEN FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------

                            CONTRACT                   IN             DELIVERY   GROSS UNREALIZED
                           TO DELIVER             EXCHANGE FOR          DATE       APPRECIATION
                       --------------------------------------------------------------------------
                       DEM         745,000     USD          443,788   12/22/98       $ 4,082
                       DEM         350,000     USD          206,885   12/22/98           121
                       GBP         250,000     USD          423,250   12/02/98        10,918
                       GBP         430,000     USD          731,043   12/02/98        21,833
                                                                                     --------
                                                                                     $36,954
                                                                                     --------

                                                                                 GROSS UNREALIZED
                                                                                   DEPRECIATION
                       --------------------------------------------------------------------------
                       DEM         535,000     USD          314,142   01/25/99        (2,079)
                                                                                     --------
                                     Net Unrealized Appreciation..............       $34,875
                                                                                     ========

              DEM -- Deutsche Mark

              GBP -- Pound Sterling

              USD -- United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                       COMMON STOCK -- 66.0%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.5%
                       Apparel & Textiles -- 1.1%
                       Gap, Inc. ..................................................      23,000   $  1,691,938

                       Automotive -- 2.7%
                       Daimler Chrysler AG.........................................      15,000      1,375,312
                       Ford Motor Co. .............................................      30,000      1,657,500
                       General Motors Corp. .......................................      13,000        910,000

                       Housing -- 1.2%
                       Champion Enterprises, Inc.+.................................      15,000        334,687
                       Home Depot, Inc. ...........................................      30,000      1,492,500

                       Retail -- 2.5%
                       CVS Corp. ..................................................      26,000      1,283,750
                       Dayton Hudson Corp. ........................................      20,000        900,000
                       Wal-Mart Stores, Inc. ......................................      20,000      1,506,250
                                                                                                  -------------
                                                                                                    11,151,937
                                                                                                  -------------
                       CONSUMER STAPLES -- 1.7%
                       Food, Beverage & Tobacco -- 1.7%
                       Philip Morris Cos., Inc. ...................................      45,700      2,556,344
                                                                                                  -------------
                       ENERGY -- 5.3%
                       Energy Services -- 0.9%
                       Halliburton Co. ............................................      20,000        587,500
                       Schlumberger Ltd. ..........................................      15,000        670,312

                       Energy Sources -- 4.4%
                       Burlington Resources, Inc. .................................      25,000        890,625
                       Chevron Corp. ..............................................      15,000      1,254,375
                       Conoco, Inc., Class A+......................................      20,000        473,750
                       Mobil Corp. ................................................      20,000      1,723,750
                       Royal Dutch Petroleum Co. ..................................      25,800      1,212,600
                       Texaco, Inc. ...............................................      18,000      1,036,125
                                                                                                  -------------
                                                                                                     7,849,037
                                                                                                  -------------
                       FINANCE -- 15.6%
                       Banks -- 6.6%
                       Bank of New York Co., Inc. .................................      30,000      1,027,500
                       BankAmerica Corp. ..........................................      20,000      1,303,750
                       Chase Manhattan Corp. ......................................      25,000      1,585,937
                       First Union Corp. ..........................................      20,000      1,215,000
                       Fleet Financial Group, Inc. ................................      30,000      1,250,625
                       Mellon Bank Corp. ..........................................      15,000        944,063
                       Summit Bancorp..............................................      60,000      2,508,750

                       Financial Services -- 8.5%
                       American Express Co. .......................................      20,000      2,001,250
                       American General Corp. .....................................      15,000      1,056,563
                       Associates First Capital Corp., Class A.....................      15,000      1,168,125
                       Capital One Financial Corp. ................................      15,000      1,650,000

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Citigroup, Inc. ............................................      17,500   $    878,281
                       Federal Home Loan Mortgage Corp. ...........................      15,000        907,500
                       Merrill Lynch & Co., Inc. ..................................      20,000      1,500,000
                       Morgan Stanley, Dean Witter & Co. ..........................      15,000      1,046,250
                       PaineWebber Group, Inc. ....................................      10,000        408,750
                       Providian Financial Corp. ..................................      17,000      1,560,812
                       ReliaStar Financial Corp. ..................................       9,300        437,100

                       Insurance -- 0.5%
                       Allstate Corp. .............................................      20,000        815,000
                                                                                                  -------------
                                                                                                    23,265,256
                                                                                                  -------------
                       HEALTHCARE -- 8.2%
                       Drugs -- 6.5%
                       Amgen, Inc.+................................................      10,000        752,500
                       Biogen, Inc.+...............................................      15,000      1,138,125
                       Bristol-Myers Squibb Co. ...................................       5,000        612,813
                       Lilly (Eli) & Co. ..........................................       8,000        717,500
                       Merck & Co., Inc. ..........................................      15,000      2,323,125
                       Pfizer, Inc. ...............................................      15,000      1,674,375
                       Schering-Plough Corp. ......................................      10,000      1,063,750
                       Warner-Lambert Co. .........................................      20,000      1,510,000

                       Medical Products -- 1.7%
                       Becton Dickinson & Co. .....................................      15,000        637,500
                       Genzyme Corp.+..............................................      15,000        630,937
                       Genzyme Molecular Oncology+.................................       1,621          5,673
                       Johnson & Johnson Co. ......................................      15,200      1,235,000
                                                                                                  -------------
                                                                                                    12,301,298
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 3.4%
                       Aerospace & Military Technology -- 0.9%
                       United Technologies Corp. ..................................      13,000      1,393,438

                       Electrical Equipment -- 2.1%
                       General Electric Co. .......................................      35,000      3,167,500

                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................      15,000        510,000
                                                                                                  -------------
                                                                                                     5,070,938
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 2.3%
                       Broadcasting & Media -- 1.6%
                       CBS Corp. ..................................................      30,000        894,375
                       Time Warner, Inc. ..........................................      15,000      1,586,250

                       Entertainment Products -- 0.3%
                       Oakley, Inc.+...............................................      47,000        458,250

                       Leisure & Tourism -- 0.4%
                       Carnival Corp., Class A.....................................      16,000        552,000
                                                                                                  -------------
                                                                                                     3,490,875
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 16.2%
                       Computers & Business Equipment -- 7.9%
                       Cisco Systems, Inc.+........................................      30,000      2,261,250
                       Dell Computer Corp.+........................................      35,000      2,128,437
                       EMC Corp.+..................................................      25,000      1,812,500
                       Hewlett-Packard Co. ........................................       5,000        313,750
                       International Business Machines Corp. ......................      22,950      3,786,750
                       Sun Microsystems, Inc.+.....................................      20,000      1,481,250

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 3.9%
                       Intel Corp. ................................................      25,000   $  2,690,625
                       Motorola, Inc. .............................................      20,000      1,240,000
                       Texas Instruments, Inc. ....................................      25,000      1,909,375

                       Software -- 2.4%
                       Microsoft Corp.+............................................      30,000      3,660,000

                       Telecommunications -- 2.0%
                       Comcast Corp., Class A......................................      30,000      1,455,000
                       Lucent Technologies, Inc. ..................................      17,000      1,463,063
                                                                                                  -------------
                                                                                                    24,202,000
                                                                                                  -------------
                       MATERIALS -- 1.6%
                       Chemicals -- 0.6%
                       du Pont (E.I.) de Nemours & Co. ............................      15,000        881,250

                       Forest Products -- 0.5%
                       Weyerhaeuser Co. ...........................................      15,000        751,875

                       Metals & Minerals -- 0.5%
                       Aluminum Co. of America.....................................      10,000        741,250
                                                                                                  -------------
                                                                                                     2,374,375
                                                                                                  -------------
                       UTILITIES -- 4.2%
                       Electric Utilities -- 0.4%
                       PECO Energy Co. ............................................      15,000        601,875

                       Gas & Pipeline Utilities -- 0.7%
                       Enron Corp. ................................................      20,000      1,051,250

                       Telephone -- 3.1%
                       AT&T Corp. .................................................      40,000      2,492,500
                       MCI WorldCom, Inc.+.........................................      35,000      2,065,000
                                                                                                  -------------
                                                                                                     6,210,625
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $85,385,780).......................                 98,472,685
                                                                                                  -------------

                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 26.6%                       AMOUNT
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.6%
                       Automotive -- 0.6%
                       Chrysler Corp. 7.45% 2027...................................  $  750,000        871,290
                                                                                                  -------------
                       FINANCE -- 2.4%
                       Financial Services -- 2.4%
                       CS First Boston Mortgage Securities Corp. 6.48% 2008........   2,500,000      2,554,883
                       Morgan Stanley, Dean Witter & Co. 6.88% 2007................   1,000,000      1,054,150
                                                                                                  -------------
                                                                                                     3,609,033
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.7%
                       Electronics -- 0.7%
                       Texas Instruments, Inc. 6.13% 2006..........................   1,000,000      1,022,730
                                                                                                  -------------
                       U.S. GOVERNMENT & AGENCIES -- 22.9%
                       Federal National Mortgage Association -- 2.9%
                       5.75% due 2003..............................................   3,385,000      3,487,092
                       5.75% due 2008..............................................     750,000        772,380

                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       Overseas Private Investment Corp. -- 3.1%
                       6.99% due 2009..............................................  $4,435,000   $  4,697,241
                       Small Business Administration -- 1.4%
                       6.30% due 2018..............................................   2,000,000      2,026,406
                       U.S. Treasury Bonds & Notes -- 15.5%
                       5.25% due 2028..............................................   3,000,000      3,083,430
                       5.50% due 2028..............................................   1,235,000      1,305,815
                       4.00% due 2000..............................................   2,250,000      2,227,140
                       4.75% due 2008..............................................   3,500,000      3,505,460
                       5.63% due 2008..............................................   5,000,000      5,318,750
                       5.75% due 2000..............................................   5,901,000      6,024,567
                       6.13% due 2007..............................................     600,000        654,564
                       6.38% due 2000..............................................   1,000,000      1,024,060
                                                                                                  -------------
                                                                                                    34,126,905
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $39,071,483)......................                 39,629,958
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $124,457,263).............                138,102,643
                                                                                                  -------------

                       REPURCHASE AGREEMENT -- 6.4%
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 6.4%
                       Joint Repurchase Agreement Account (Note 3)
                         (cost $9,599,000).........................................   9,599,000      9,599,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $134,056,263)                                  99.0%                147,701,643
                       Other assets less liabilities --                        1.0                   1,539,964
                                                                             ------               -------------
                       NET ASSETS --                                         100.0%                $149,241,607
                                                                             ======               =============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BALANCED/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                       COMMON STOCK -- 57.9%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.4%
                       Housing -- 1.0%
                       Home Depot, Inc. ...........................................       26,100   $  1,298,475

                       Retail -- 5.4%
                       Borders Group, Inc.+........................................       16,300        395,275
                       CVS Corp. ..................................................       30,700      1,515,813
                       Fred Meyer, Inc.+...........................................       21,890      1,113,654
                       Rite Aid Corp. .............................................       34,600      1,604,575
                       Safeway, Inc.+..............................................       36,500      1,927,656
                       Wal-Mart Stores, Inc. ......................................        8,100        610,031
                                                                                                   -------------
                                                                                                      8,465,479
                                                                                                   -------------
                       CONSUMER STAPLES -- 2.9%
                       Food, Beverage & Tobacco -- 1.6%
                       Anheuser-Busch Cos., Inc. ..................................       13,100        794,187
                       PepsiCo, Inc. ..............................................       32,000      1,238,000

                       Household Products -- 1.3%
                       Clorox Co. .................................................        2,800        310,975
                       Colgate-Palmolive Co. ......................................        4,300        368,188
                       Procter & Gamble Co. .......................................       12,200      1,069,025
                                                                                                   -------------
                                                                                                      3,780,375
                                                                                                   -------------
                       ENERGY -- 3.2%
                       Energy Services -- 0.6%
                       Halliburton Co. ............................................       11,400        334,875
                       Schlumberger Ltd. ..........................................        7,100        317,281
                       Transocean Offshore, Inc. ..................................        5,600        138,250

                       Energy Sources -- 2.6%
                       Amoco Corp. ................................................       33,100      1,950,831
                       USX-Marathon Group, Inc. ...................................       49,100      1,393,213
                                                                                                   -------------
                                                                                                      4,134,450
                                                                                                   -------------
                       FINANCE -- 8.4%
                       Banks -- 2.8%
                       Bank One Corp. .............................................       29,170      1,496,785
                       BankAmerica Corp. ..........................................       18,526      1,207,664
                       Mellon Bank Corp. ..........................................        8,000        503,500
                       U.S. Bancorp................................................       12,000        441,750

                       Financial Services -- 4.5%
                       Capital One Financial Corp. ................................        9,500      1,045,000
                       Citigroup, Inc. ............................................       20,800      1,043,900
                       Federal Home Loan Mortgage Corp. ...........................       29,800      1,802,900
                       Morgan Stanley, Dean Witter & Co. ..........................       14,300        997,425
                       ReliaStar Financial Corp. ..................................        7,000        329,000
                       Wells Fargo Co. ............................................       19,000        684,000

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 1.1%
                       American International Group, Inc. .........................       11,150   $  1,048,100
                       UNUM Corp. .................................................        8,900        479,488
                                                                                                   -------------
                                                                                                     11,079,512
                                                                                                   -------------
                       HEALTHCARE -- 10.6%
                       Drugs -- 8.3%
                       Bristol-Myers Squibb Co. ...................................       17,600      2,157,100
                       Cardinal Health, Inc., Class A..............................       14,850      1,019,081
                       Elan Corp. PLC ADR+.........................................        8,100        551,813
                       Pfizer, Inc. ...............................................       21,300      2,377,612
                       Schering-Plough Corp. ......................................       17,400      1,850,925
                       Warner-Lambert Co. .........................................       28,200      2,129,100
                       Watson Pharmaceuticals, Inc.+...............................       14,200        765,025

                       Medical Products -- 2.3%
                       Baxter International, Inc. .................................       16,400      1,042,425
                       Becton Dickinson & Co. .....................................        8,400        357,000
                       Genzyme Corp.+..............................................        8,400        353,325
                       Genzyme Molecular Oncology+.................................            2              6
                       Medtronic, Inc. ............................................       18,800      1,272,525
                                                                                                   -------------
                                                                                                     13,875,937
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 3.9%
                       Business Services -- 1.2%
                       ServiceMaster Co. ..........................................       16,400        352,600
                       Waste Management, Inc. .....................................       27,900      1,196,213

                       Electrical Equipment -- 1.5%
                       General Electric Co. .......................................       22,000      1,991,000

                       Multi-Industry -- 1.2%
                       Tyco International Ltd. ....................................       24,200      1,592,662
                                                                                                   -------------
                                                                                                      5,132,475
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.9%
                       Broadcasting & Media -- 0.9%
                       CBS Corp. ..................................................       13,200        393,525
                       Chancellor Media Corp.+.....................................       10,700        403,256
                       Clear Channel Communications, Inc.+.........................        8,200        383,350
                                                                                                   -------------
                                                                                                      1,180,131
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 18.7%
                       Communication Equipment -- 0.4%
                       Tellabs, Inc.+..............................................        9,800        529,813

                       Computers & Business Equipment -- 4.7%
                       Cisco Systems, Inc.+........................................       14,500      1,092,938
                       EMC Corp.+..................................................       20,700      1,500,750
                       International Business Machines Corp. ......................       16,600      2,739,000
                       Staples, Inc.+..............................................       24,700        862,956

                       Electronics -- 3.0%
                       Intel Corp. ................................................       30,000      3,228,750
                       Micron Technology, Inc.+....................................        8,900        367,681
                       Tandy Corp. ................................................        7,300        328,956

                       Software -- 7.4%
                       Amazon.com, Inc.+...........................................        1,200        230,400
                       America Online, Inc.+.......................................       12,400      1,085,775
                       BMC Software, Inc.+.........................................       22,500      1,148,906
                       Compuware Corp.+............................................       27,300      1,699,425

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Software (continued)
                       HBO & Co. ..................................................       40,200   $  1,002,488
                       J.D. Edwards & Co.+.........................................       10,600        368,350
                       Microsoft Corp.+............................................       23,900      2,915,800
                       Oracle Corp.++..............................................       22,400        767,200
                       Sterling Commerce, Inc.+....................................       11,100        402,375
                       Yahoo!, Inc.+...............................................        1,000        192,000

                       Telecommunications -- 3.2%
                       AirTouch Communications, Inc.+..............................       38,700      2,213,156
                       Liberty Media Group, Series A+..............................       19,450        784,078
                       Tele-Communications, Inc., Class A+.........................       27,700      1,170,325
                                                                                                   -------------
                                                                                                     24,631,122
                                                                                                   -------------
                       UTILITIES -- 2.9%
                       Telephone -- 2.9%
                       AT&T Corp. .................................................       16,800      1,046,850
                       BellSouth Corp. ............................................       10,200        889,950
                       MCI WorldCom, Inc.+.........................................       21,065      1,242,835
                       SBC Communications, Inc. ...................................       14,300        685,506
                                                                                                   -------------
                                                                                                      3,865,141
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $61,391,915).......................                  76,144,622
                                                                                                   -------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 32.6%                                          AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.3%
                       Retail -- 0.3%
                       Fred Meyer, Inc. 7.45% 2008.................................  $   325,000        346,041
                                                                                                   -------------
                       FINANCE -- 5.0%
                       Banks -- 0.4%
                       SB Treasury Co. LLC 9.40% 2049*(1)..........................      390,000        386,100
                       Vnesheconombank USSR 6.63% 2015*(1).........................      594,282         72,800

                       Financial Services -- 4.6%
                       Aesop Funding II LLC 6.40% 2003*............................      600,000        615,360
                       Capita Equipment Receivables Corp Trust 6.45% 2002..........      360,000        363,937
                       Copelco Capital Funding Corp. 5.78% 2001....................      750,000        753,516
                       CS First Boston Mortgage Securities Corp. 6.72% 2007........    1,000,000      1,026,250
                       CS First Boston Mortgage Securities Corp. 7.18% 2027(2).....      300,000        299,625
                       First Union-Lehman Brothers Commercial Mortgage Trust 7.43%
                         2029......................................................      140,000        150,227
                       Fleetwood Credit Grantor Trust 6.90% 2012...................       52,826         54,070
                       GE Capital Mortgage Services, Inc. 7.25% 2026...............      292,384        296,678
                       Green Tree Financial Corp. 7.60% 2027.......................      125,000        127,335
                       IBJ Preferred Capital Co. LLC, 8.79% 2049*(1)...............      390,000        340,150
                       Nationslink Funding Corp. 7.69% 2005........................      250,000        263,105
                       Premier Auto Trust 5.70% 2002...............................      250,000        250,390
                       Residential Asset Securitization Trust 8.00% 2026...........       54,177         54,397
                       Residential Funding Mortgage Securities 7.25% 2026..........      290,935        293,792
                       Structured Asset Securities Corp. 6.95% 2007................      140,000        142,887
                       Structured Asset Securities Corp. 7.00% 2026................      300,000        310,134
                       Triangle Funding Ltd. 7.16% 2004*(2)........................      750,000        743,672
                                                                                                   -------------
                                                                                                      6,544,425
                                                                                                   -------------
                       HEALTHCARE -- 0.7%
                       Health Services -- 0.4%
                       Tenet Healthcare Corp. 8.13% 2008*..........................      500,000        520,810

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 0.3%
                       Boston Scientific Corp. 6.63% 2005..........................  $   425,000   $    414,519
                                                                                                   -------------
                                                                                                        935,329
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 0.3%
                       Machinery -- 0.1%
                       Cummins Engine, Inc. 6.45% 2005.............................      155,000        151,024

                       Multi-Industry -- 0.2%
                       Tyco International Group SA 6.38% 2005......................      230,000        231,325

                       Transportation -- 0.0%
                       Compania Sud Americana de Vapores SA 7.38% 2003.............       50,000         48,331
                                                                                                   -------------
                                                                                                        430,680
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.3%
                       Software -- 0.2%
                       Computer Associates International, Inc., Class B 6.38%
                         2005......................................................      215,000        211,302

                       Telecommunications -- 0.1%
                       Compania de Radiocommunicaciones Moviles SA 9.25% 2008*.....      150,000        138,750
                                                                                                   -------------
                                                                                                        350,052
                                                                                                   -------------
                       MATERIALS -- 0.3%
                       Forest Products -- 0.3%
                       Buckeye Cellulose Corp. 8.50% 2005..........................      300,000        309,000
                       Buckeye Cellulose Corp. 9.25% 2008..........................      100,000        104,500
                                                                                                   -------------
                                                                                                        413,500
                                                                                                   -------------
                       MUNICIPAL BONDS -- 5.6%
                       Municipal Bonds -- 5.6%
                       California State Department Water Resources 5.00% 2029......      190,000        190,296
                       Dallas Fort Worth Texas International 6.50% 2009............      400,000        418,908
                       Florida State Department of Transportation 5.00% 2027.......      230,000        229,018
                       Fresno County California Pension Obligation 6.21% 2006......      400,000        411,276
                       Houston Texas Water & Sewer Systems Revenue 5.00% 2025......      290,000        286,192
                       Illinois Educational Facilities Authority Revenues 7.84%
                         2024......................................................      615,000        691,740
                       Kern County California Pension Obligation 7.26% 2014........      220,000        241,516
                       Long Beach California Pension Obligation 6.87% 2006.........       30,000         31,912
                       Los Angeles County Public Works Financing Authority 5.13%
                         2029......................................................      290,000        293,164
                       Massachusetts State Port Authority Revenue 6.05% 2002.......      195,000        197,174
                       Massachusetts State Water Resources Authority, 5.00% 2024...      230,000        228,013
                       Metropolitan Transportation Authority New York 5.00% 2023...      165,000        164,069
                       Miami Beach Florida Special Obligation 8.60% 2021...........      430,000        509,851
                       New York State Dormitory Authority Revenues 6.90% 2003......      400,000        419,200
                       New York State General Obligation 6.40% 2008................      610,000        631,984
                       Newport News 7.05% 2025.....................................      250,000        275,950
                       Orange County California Pension Obligation 7.62% 2008......      160,000        179,920
                       Pittsburgh Pennsylvania General Obligation 6.50% 2017.......      500,000        511,730
                       Pittsburgh Pennsylvania Water & Sewer Systems Revenue 5.05%
                         2025......................................................      165,000        163,791
                       San Bernardino County California Financing Authority 6.87%
                         2008......................................................       15,000         16,325
                       San Bernardino County California Financing Authority 6.94%
                         2009......................................................       35,000         38,370
                       Sonoma County California Pension Obligation 6.63% 2013......      215,000        226,180
                       Texas State Taxable Veterans General Obligation 6.10%
                         2003......................................................      500,000        514,075
                       University Miami Florida Exchange Revenue 7.65% 2020........       80,000         83,482
                       Ventura County California Pension 6.54% 2005................       30,000         31,249
                       Washington State General Obligation 5.00% 2022..............      290,000        286,036
                                                                                                   -------------
                                                                                                      7,271,421
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 4.6%
                       Foreign Government -- 4.6%
                       Brazil New Money Bond 6.19% 2009(1).........................  $   215,000   $    140,691
                       Federative Republic of Brazil 6.69% 2009(1).................      755,000        494,053
                       Republic of Argentina 6.19% 2005(1).........................      625,100        543,149
                       Republic of Argentina 9.75% 2027............................      600,000        537,150
                       Republic of Colombia 7.25% 2004.............................      325,000        279,500
                       Republic of Colombia 7.63% 2007.............................      300,000        246,750
                       Republic of Ecuador 3.25% 2015(1)...........................      475,297        232,895
                       Republic of Korea 8.88% 2008................................      645,000        645,484
                       Republic of Peru 4.00% 2017(1)..............................      455,000        284,944
                       Republic of Poland 3.75% 2014(1)............................    1,800,000      1,686,375
                       United Mexican States 11.50% 2026(2)........................      860,000        940,625
                                                                                                   -------------
                                                                                                      6,031,616
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 15.4%
                       U.S. Government & Agencies -- 15.4%
                       Government National Mortgage Association 6.50% 2023-2028....    4,332,051      4,377,923
                       United States Treasury Notes 5.25% 2003.....................    1,392,000      1,432,243
                       United States Treasury Notes 5.38% 2000.....................    2,325,000      2,342,809
                       United States Treasury Notes 5.50% 2000-2003................    6,115,000      6,266,376
                       United States Treasury Notes 5.63% 2008.....................    1,544,000      1,642,430
                       United States Treasury Notes 6.00% 2000.....................    2,500,000      2,555,075
                       United States Treasury Notes 6.75% 2000.....................    1,200,000      1,234,128
                       United States Treasury Notes 6.88% 2000.....................      450,000        462,654
                                                                                                   -------------
                                                                                                     20,313,638
                                                                                                   -------------
                       UTILITIES -- 0.1%
                       Telephone -- 0.1%
                       Telefonica de Argentina SA 9.13% 2008*......................      110,000        103,675
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $42,501,346)......................                  42,740,377
                                                                                                   -------------


                       LOAN AGREEMENT -- 0.0%
                       -----------------------------------------------------------------------------------------
                       LOAN AGREEMENT -- 0.0%
                       Foreign Government -- 0.0%
                       Russia Principal Loans 3.31% 2020(1) (cost $202,313)........      325,000         23,156
                                                                                                   -------------

                       RIGHTS -- 0.0%+                                                 RIGHTS
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       United Mexican States 6/30/03...............................      461,000              0
                                                                                                   -------------

                       WARRANTS -- 0.0%+                                              WARRANTS
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20...............................          535              0
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $104,095,574).............                 118,908,155
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 8.9%                                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 7.4%
                       Lexington Parker Capital Corp. Cp 5.03% due 12/01/98........  $ 3,310,000   $  3,310,000
                       Receivables Capital Corp. 5.36% due 12/01/98................    3,245,000      3,245,000
                       Student Loan Marketing Discount Note 4.87% due 12/02/98.....    3,220,000      3,219,564
                                                                                                   -------------
                                                                                                      9,774,564
                                                                                                   -------------
                       FEDERAL AGENCY OBLIGATIONS -- 1.5%
                       Federal Home Loan Bank Discount Notes 4.72% due 12/02/98....    2,000,000      1,999,738
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $11,774,302)..............                  11,774,302
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $115,869,876)                         99.4%                                       130,682,457
                       Other assets less liabilities --               0.6                                            757,283
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 131,439,740
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              (1) Variable rate security; rate as of November 30, 1998
              (2) Fair valued security; see Note 2

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO         INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                       COMMON STOCK -- 52.9%                                           SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.6%
                       Apparel & Textiles -- 0.5%
                       Fruit of The Loom, Inc.+....................................      267,700      $   3,948,575

                       Automotive -- 6.5%
                       General Motors Corp. .......................................      182,100         12,747,000
                       General Motors Corp., Class H...............................      146,300          5,559,400
                       Goodyear Tire & Rubber Co. .................................      118,900          6,747,575
                       Lear Corp.+.................................................      151,400          5,847,825
                       LucasVarity PLC ADR.........................................      162,200          5,677,000
                       Magna International, Inc., Class A..........................      100,000          6,656,250
                       Volvo AB ADR................................................      137,700          3,184,313

                       Retail -- 1.6%
                       Federated Department Stores, Inc.+..........................       59,600          2,484,575
                       Sears, Roebuck & Co. .......................................      182,700          8,666,831
                                                                                                      -------------
                                                                                                         61,519,344
                                                                                                      -------------
                       CONSUMER STAPLES -- 2.5%
                       Food, Beverage & Tobacco -- 2.5%
                       Archer-Daniels-Midland Co. .................................      129,400          2,377,725
                       Philip Morris Cos., Inc. ...................................      191,400         10,706,438
                       RJR Nabisco Holdings Corp. .................................      155,700          4,486,106
                                                                                                      -------------
                                                                                                         17,570,269
                                                                                                      -------------
                       ENERGY -- 6.2%
                       Energy Services -- 2.5%
                       Baker Hughes, Inc. .........................................      221,100          4,048,894
                       Tosco Corp. ................................................      332,800          8,694,400
                       Transocean Offshore, Inc. ..................................      209,200          5,164,625

                       Energy Sources -- 3.7%
                       Atlantic Richfield Co. .....................................       65,200          4,335,800
                       Elf Aquitaine SA ADR........................................      186,500         11,609,625
                       Occidental Petroleum Corp. .................................      146,300          2,962,575
                       Texaco, Inc. ...............................................      131,500          7,569,468
                                                                                                      -------------
                                                                                                         44,385,387
                                                                                                      -------------
                       FINANCE -- 13.1%
                       Banks -- 3.8%
                       Bank One Corp. .............................................       85,000          4,361,563
                       BankAmerica Corp. ..........................................      112,200          7,314,037
                       Chase Manhattan Corp. ......................................       84,100          5,335,094
                       First Union Corp. ..........................................      161,100          9,786,825

                       Financial Services -- 1.7%
                       CIT Group, Inc. Class A ....................................      160,700          4,509,644
                       Dun & Bradstreet Corp. .....................................      161,100          4,863,206
                       Torchmark, Inc. ............................................       69,800          2,652,400

                       Insurance -- 7.6%
                       Aetna, Inc. ................................................      181,000         13,993,562
                       Allstate Corp. .............................................      172,200          7,017,150
                       CIGNA Corp. ................................................      131,100         10,201,219

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Hartford Financial Services Group, Inc. ....................      141,300      $   7,797,994
                       Loews Corp. ................................................      143,700         14,370,000
                       Provident Cos., Inc. .......................................       26,200          1,007,062
                                                                                                      -------------
                                                                                                         93,209,756
                                                                                                      -------------
                       HEALTHCARE -- 1.6%
                       Health Services -- 1.6%
                       Tenet Healthcare Corp.+.....................................      389,100         11,502,769
                                                                                                      -------------
                       INDUSTRIAL & COMMERCIAL -- 6.6%
                       Aerospace & Military Technology -- 3.1%
                       Lockheed Martin Corp. ......................................      104,900         10,883,375
                       Raytheon Co., Class A.......................................      205,200         11,221,875

                       Business Services -- 2.3%
                       Browning-Ferris Industries, Inc. ...........................      175,600          5,180,200
                       First Data Corp. ...........................................      285,200          7,611,275
                       Fluor Corp. ................................................       35,400          1,515,562
                       Waste Management, Inc. .....................................       43,600          1,869,350

                       Multi-Industry -- 0.2%
                       Corning, Inc. ..............................................       46,000          1,845,750

                       Transportation -- 1.0%
                       Canadian Pacific Ltd. ......................................      254,400          5,612,700
                       FDX Corp.+..................................................       20,900          1,355,888
                                                                                                      -------------
                                                                                                         47,095,975
                                                                                                      -------------
                       INFORMATION & ENTERTAINMENT -- 4.9%
                       Broadcasting & Media -- 0.7%
                       New York Times Co., Class A.................................      171,400          5,324,112

                       Entertainment Products -- 1.2%
                       Hasbro, Inc. ...............................................      163,500          5,732,719
                       Toys "R" Us, Inc.+..........................................      128,300          2,533,925

                       Leisure & Tourism -- 3.0%
                       Hilton Hotels Corp. ........................................      351,700          7,649,475
                       Mirage Resorts, Inc.+.......................................      391,900          5,829,513
                       Tricon Global Restaurants, Inc.+............................      176,200          8,028,112
                                                                                                      -------------
                                                                                                         35,097,856
                                                                                                      -------------
                       INFORMATION TECHNOLOGY -- 1.2%
                       Electronics -- 0.4%
                       Philips Electronics NV......................................       41,400          2,621,138

                       Telecommunications -- 0.8%
                       BCE, Inc. ..................................................      156,100          5,551,306
                                                                                                      -------------
                                                                                                          8,172,444
                                                                                                      -------------
                       MATERIALS -- 2.2%
                       Forest Products -- 1.5%
                       Georgia-Pacific Corp.+......................................      103,000          5,845,250
                       Georgia-Pacific Timber Group+...............................      208,600          4,797,800

                       Metals & Minerals -- 0.7%
                       Crown, Cork & Seal Co., Inc. ...............................      143,100          4,829,625
                                                                                                      -------------
                                                                                                         15,472,675
                                                                                                      -------------

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       UTILITIES -- 6.0%
                       Electric Utilities -- 4.5%
                       Entergy Corp. ..............................................      360,600      $  10,570,087
                       Northeast Utilities+........................................      291,400          4,589,550
                       PacifiCorp..................................................      254,300          4,768,125
                       Unicom Corp. ...............................................      329,300         12,410,494

                       Telephone -- 1.5%
                       AT&T Corp. .................................................       78,400          4,885,300
                       GTE Corp. ..................................................       94,300          5,846,600
                                                                                                      -------------
                                                                                                         43,070,156
                                                                                                      -------------
                       TOTAL COMMON STOCK (cost $366,770,158)......................                     377,096,631
                                                                                                      -------------

                                                                                      PRINCIPAL
                                          BONDS & NOTES -- 30.1%                       AMOUNT
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.7%
                       Automotive -- 0.1%
                       Chrysler Corp. 7.45% 2097...................................  $   190,000            216,841
                       Pep Boys Manny, Moe & Jack 7.00% 2005.......................      500,000            494,125

                       Housing -- 0.3%
                       Owens Corning 7.50% 2005....................................    1,555,000          1,605,973
                       U.S. Home Corp. 7.95% 2001..................................      405,000            413,100
                       USI American Holdings, Inc. 7.25% 2006......................      240,000            251,398

                       Retail -- 0.3%
                       Kroger Co. 12.95% 2009(1)...................................    1,950,000          2,032,875
                                                                                                      -------------
                                                                                                          5,014,312
                                                                                                      -------------
                       CONSUMER STAPLES -- 0.5%
                       Food, Beverage & Tobacco -- 0.5%
                       Keebler Corp. 10.75% 2006...................................      500,000            546,250
                       Philip Morris Cos, Inc. 6.95% 2006..........................      465,000            490,435
                       Philip Morris Cos, Inc. 7.00% 2005..........................      800,000            844,448
                       RJR Nabisco, Inc. 8.00% 2001................................      860,000            862,374
                       Safeway, Inc. 6.05% 2003....................................      530,000            530,758
                                                                                                      -------------
                                                                                                          3,274,265
                                                                                                      -------------
                       ENERGY -- 0.5%
                       Energy Services -- 0.1%
                       Edison Mission Energy Funding Corp. 6.77% 2003*.............      207,427            213,135
                       National Power Corp. 7.63% 2000.............................      620,000            590,163
                       Oryx Energy Co. 10.00% 2001.................................      100,000            108,021
                       YPF Sociedad Anonima 7.50% 2002.............................       68,535             68,301

                       Energy Sources -- 0.4%
                       Gulf Canada Resources Ltd. 9.25% 2004.......................      600,000            616,218
                       Petroleos Mexicanos 10.26% 2005*(2).........................    1,540,000          1,451,450
                       Petroleos Mexicanos 10.26% 2005(1)(2).......................      330,000            311,850
                       Triton Energy Ltd. 8.75% 2002...............................      495,000            491,288
                                                                                                      -------------
                                                                                                          3,850,426
                                                                                                      -------------
                       FINANCE -- 8.1%
                       Banks -- 1.3%
                       Auburn Hills Trust 12.00% 2020..............................      170,000            285,224
                       Banco Nacional de Obras y Servicios Publicos SNC 9.63%
                         2003......................................................      110,000            111,100
                       BankAmerica Corp. 9.75% 2000................................      400,000            425,520
                       Capital One Bank 6.15% 2001.................................      500,000            500,800
                       Capital One Bank 6.39% 2001.................................    1,000,000            995,800
                       Capital One Bank 6.40% 2003.................................      300,000            300,951

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Capital One Bank 6.66% 2000.................................  $   150,000      $     152,298
                       Capital One Bank 6.88% 2000.................................      850,000            852,219
                       Capital One Bank 7.15% 2006.................................    1,225,000          1,237,176
                       Continental Bank NA 12.50% 2001.............................      450,000            519,075
                       Korea Development Bank 6.50% 2002...........................      340,000            297,483
                       Korea Development Bank 7.13% 2001...........................      340,000            311,688
                       Long Island Savings Bank 6.20% 2001.........................    1,500,000          1,497,285
                       Riggs National Corp. 9.65% 2009.............................      710,000            803,756
                       Security Pacific Corp. 11.50% 2000..........................      600,000            666,798

                       Financial Services -- 6.8%
                       Americredit Automobile Recreation Trust 6.24% 2003(1).......    2,600,000          2,626,000
                       Asset Securitization Corp. 7.49% 2029(1)....................    1,450,000          1,582,086
                       Autoflow 1996 A Grantor Trust 7.48% 2002*(1)................      596,647            599,444
                       Case Equipment Loan Trust 7.30% 2002........................       81,947             82,265
                       Chase Commercial Mortgage Securities Corp. 6.56% 2030(1)....    2,500,000          2,601,562
                       Chase Commercial Mortgage Securities Corp. 7.37% 2007.......    2,500,000          2,694,125
                       Chemical Master Credit Card Trust 5.98% 2008................    1,610,000          1,613,011
                       Chevy Chase Auto Receivables 5.80% 2002.....................       69,282             69,239
                       Citibank Credit Card Master Trust I 5.80% 2005..............    4,500,000          4,539,375
                       Countrywide Capital I 8.05% 2027............................    1,300,000          1,382,186
                       Countrywide Funding Corp. 6.45% 2003........................      300,000            305,268
                       Countrywide Funding Corp. 6.97% 2003........................    1,000,000          1,036,990
                       Credit Suisse First Boston 6.55% 2035(1)....................    2,000,000          2,024,375
                       Discover Card Master Trust I 5.63% 2004(2)..................      300,000            300,186
                       Discover Card Master Trust I 5.83% 2013(2)..................      700,000            681,184
                       EQCC Home Equity Loan Trust 5.45% 2028(1)(3)................    1,968,971          1,959,126
                       Fasco Grantor Trust 6.65% 2001..............................      576,093            580,431
                       Felcor Suites Hotels, Inc. 7.38% 2004.......................      405,000            374,216
                       Financiera Energetica Nacional SA 9.38% 2006................      750,000            641,250
                       Fingerhut Financial Services 6.45% 2002.....................      736,000            738,525
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2007......................................................    2,250,000          2,304,382
                       First Union-Lehman Brothers Commercial Mortgage Trust 7.30%
                         2006......................................................    1,050,000          1,132,541
                       Ford Capital BV 9.50% 2001..................................      800,000            874,000
                       GE Capital Mortgage Services, Inc. 6.50% 2024...............      637,890            614,562
                       General Motors Acceptance Corp. 5.75% 2003..................    1,645,000          1,654,146
                       H & T Master Trust 8.00% 2002*(1)...........................      900,000            901,406
                       Household Finance Corp. 6.98% 2000..........................    1,440,000          1,468,296
                       MBNA Master Credit Card Trust II 5.53% 2009(2)..............    3,200,000          3,138,976
                       Merrill Lynch Mortgage Investments, Inc. 6.39% 2030(1)......    3,000,000          3,067,500
                       Morgan Stanley Capital I 7.46% 2006(1)......................    1,400,000          1,539,125
                       NWA Trust 8.26% 2006........................................      228,855            248,438
                       PXRE Capital Trust I 8.85% 2027.............................      265,000            260,659
                       Residential Accredit Loans Inc. 7.75% 2027(1)...............    2,000,000          2,040,180
                       Sears Credit Account Master Trust 6.20% 2006................      700,000            706,342
                       Standard Credit Card Master Trust 8.25% 2003................    1,010,000          1,080,700
                       Tanger Properties Ltd. 8.75% 2001...........................    1,160,000          1,212,130
                                                                                                      -------------
                                                                                                         57,631,400
                                                                                                      -------------
                       HEALTHCARE -- 0.1%
                       Health Services -- 0.1%
                       Tenet Healthcare Corp. 8.00% 2005...........................      430,000            445,050
                                                                                                      -------------

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 1.4%
                       Aerospace & Military Technology -- 0.3%
                       Newport News Shipbuilding, Inc. 9.25% 2006..................  $   250,000      $     267,813
                       Raytheon Co. 6.45% 2002.....................................      630,000            643,236
                       Raytheon Co. 6.30% 2000.....................................      920,000            929,660

                       Business Services -- 0.7%
                       Allied Waste North America, Inc. 10.25% 2006................      500,000            585,000
                       Comdisco Inc. 6.13% 2003....................................    2,070,000          2,092,770
                       Hertz Corp. 7.00% 2003......................................      750,000            774,555
                       Loewen Group International, Inc. 8.25% 2003.................    1,005,000            871,837
                       United Rentals, Inc. 8.80% 2008*............................      500,000            500,000
                       WESCO Distribution, Inc., Series B 9.13% 2008*..............      250,000            253,125

                       Electrical Equipment -- 0.1%
                       Westinghouse Electric Corp. 8.88% 2001......................      740,000            785,332

                       Multi-Industry -- 0.3%
                       Tyco International Group SA 5.88% 2004*.....................    1,765,000          1,753,969

                       Transportation -- 0.0%
                       MRS Logistica SA 10.63% 2005(1).............................      300,000            165,000
                       MRS Logistica SA 10.63% 2005*...............................      230,000            132,324
                                                                                                      -------------
                                                                                                          9,754,621
                                                                                                      -------------
                       INFORMATION & ENTERTAINMENT -- 2.1%
                       Broadcasting & Media -- 1.6%
                       Chancellor Media Corp. 8.13% 2007...........................      500,000            500,000
                       News America Holdings, Inc. 8.00% 2016......................      135,000            150,391
                       News America Holdings, Inc. 9.25% 2013......................    1,540,000          1,850,926
                       Paramount Communications, Inc. 7.50% 2002...................      200,000            207,082
                       Poland Communications, Inc. 9.88% 2003......................      160,000            141,035
                       Rogers Cablesystems Ltd. 9.63% 2002.........................      440,000            474,100
                       TCI Communciations, Inc. 8.65% 2004.........................      400,000            457,888
                       TCI Communications, Inc. 8.75% 2015.........................      120,000            150,298
                       Time Warner, Inc. 6.85% 2026................................      850,000            877,982
                       Time Warner, Inc. 7.95% 2000................................    4,345,000          4,444,761
                       TKR Cable, Inc. 10.50% 2007.................................      255,000            278,572
                       Viacom, Inc. 6.75% 2003.....................................    2,020,000          2,077,126

                       Leisure & Tourism -- 0.5%
                       America West Airlines 8.16% 2002............................      887,361            917,123
                       Continental Airlines, Inc. 6.54% 2009.......................      415,000            402,733
                       ITT Corp. 6.25% 2000........................................    1,215,000          1,175,160
                       Northwest Airlines Corp. 8.97% 2015.........................      855,933            962,488
                       Northwest Airlines Corp. 12.09% 2000........................       16,864             18,281
                                                                                                      -------------
                                                                                                         15,085,946
                                                                                                      -------------
                       INFORMATION TECHNOLOGY -- 2.0%
                       Telecommunications -- 2.0%
                       360 Communications Co. 7.13% 2003...........................    1,330,000          1,399,758
                       Adelphia Communications Corp. 10.25% 2000...................      250,000            255,000
                       Intermedia Communications, Inc. 8.60% 2008*.................      500,000            487,500
                       Nextel Communications, Inc. zero coupon 2004(3).............      485,000            481,363
                       Orange PLC 8.00% 2008.......................................      750,000            763,125
                       PanAmSat Corp. 6.13% 2005*..................................    2,270,000          2,236,835
                       Tele-Communications, Inc. 7.38% 2000........................    1,000,000          1,019,910
                       Tele-Communications, Inc. 8.25% 2003........................    2,500,000          2,754,625
                       Tele-Communications, Inc. 9.65% 2003........................      375,000            414,180
                       Worldcom, Inc. 6.13% 2001...................................    1,695,000          1,720,239

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Worldcom, Inc. 6.40% 2005...................................  $ 1,330,000      $   1,380,035
                       Worldcom, Inc. 9.38% 2004...................................    1,600,000          1,662,560
                                                                                                      -------------
                                                                                                         14,575,130
                                                                                                      -------------
                       MATERIALS -- 0.0%
                       Metals & Minerals -- 0.0%
                       Industrias Metalurgicas Pescarmona SA 9.50% 2002*...........      120,000             73,034
                                                                                                      -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
                       Foreign Government -- 0.9%
                       Government of Poland 3.00% 2024(3)..........................      560,000            376,600
                       Government of Poland 5.00% 2014(2)..........................      730,000            686,200
                       Korea Republic 8.75% 2003...................................    1,160,000          1,163,109
                       Province of Quebec 13.25% 2014..............................      625,000            688,225
                       Province of Tucuman 9.45% 2004(1)...........................      402,500            322,000
                       Province of Tucuman 9.45% 2004*.............................      139,619            116,697
                       Republic Of Colombia 7.25% 2003.............................      350,000            304,289
                       Republic of Panama 6.19% 2002(2)............................    1,723,106          1,563,280
                       State of Israel 6.38% 2005..................................      635,000            613,346
                       United Mexican States 6.25% 2019(1).........................      730,000            564,838
                                                                                                      -------------
                                                                                                          6,398,584
                                                                                                      -------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       Chelsea GCA Realty, Inc. 7.75% 2001.........................      570,000            565,634
                       Liberty Property Trust 7.10% 2004...........................      215,000            205,996
                       Meditrust Corp. 7.38% 2000..................................    1,150,000          1,108,013
                                                                                                      -------------
                                                                                                          1,879,643
                                                                                                      -------------
                       U.S. GOVERNMENT & AGENCIES -- 12.8%
                       U.S. Government & Agencies -- 12.8%
                       Federal Home Loan Mortgage Corp. 6.00% 2012.................      553,825            554,861
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................      178,104            178,437
                       Federal Home Loan Mortgage Corp. 6.00% 2099@................    5,000,000          5,009,350
                       Federal Home Loan Mortgage Corp. 6.35% 2018.................    3,000,000          3,028,110
                       Federal Home Loan Mortgage Corp. 6.50% 2099@................    8,000,000          8,117,440
                       Federal Home Loan Mortgage Corp. 7.00% 2099.................    3,000,000          3,061,860
                       Federal Home Loan Mortgage Corp. 7.50% 2025.................       60,339             61,979
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................       37,869             38,886
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................      767,971            788,606
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................       28,775             29,548
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................       52,079             53,478
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................      720,524            739,885
                       Federal Home Loan Mortgage Corp. 6.50% 2099.................    3,000,000          3,022,500
                       Federal Home Loan Mortgage Corp. 7.00% 2027.................    1,184,605          1,209,031
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................      725,287            740,242
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................      863,485            881,290
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................    1,091,307          1,120,631
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................    1,100,066          1,129,625
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................      107,990            110,217
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................    3,953,911          4,035,441
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................    1,977,368          2,018,142
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................    7,035,000          7,224,030
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................      284,910            292,565
                       Federal National Mortgage Association 6.00% 2099@...........    4,000,000          4,005,000
                       Federal National Mortgage Association 6.50% 2025............      479,668            482,963
                       Federal National Mortgage Association 6.50% 2025............      499,503            502,934

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Federal National Mortgage Association 6.50% 2025............  $   659,222      $     663,751
                       Federal National Mortgage Association 6.50% 2026............      836,203            841,948
                       Federal National Mortgage Association 6.50% 2026............      714,511            719,420
                       Federal National Mortgage Association 6.50% 2027............      865,360            871,037
                       Federal National Mortgage Association 6.50% 2027............      230,752            232,265
                       Federal National Mortgage Association 6.50% 2027............      809,083            814,391
                       Federal National Mortgage Association 6.50% 2027............       47,111             47,420
                       Federal National Mortgage Association 6.50% 2027............       56,339             56,708
                       Federal National Mortgage Association 6.50% 2027............       52,577             52,922
                       Federal National Mortgage Association 6.50% 2027............      188,050            189,283
                       Federal National Mortgage Association 6.50% 2027............       57,227             57,602
                       Federal National Mortgage Association 6.50% 2027............      216,214            217,632
                       Federal National Mortgage Association 6.50% 2027............      842,925            848,455
                       Federal National Mortgage Association 6.50% 2028............      763,035            768,041
                       Federal National Mortgage Association 6.50% 2028............      757,361            762,329
                       Federal National Mortgage Association 6.50% 2028............      755,212            760,166
                       Federal National Mortgage Association 6.50% 2028............      211,860            213,249
                       Federal National Mortgage Association 7.00% 2099@...........    8,000,000          8,182,480
                       Government National Mortgage Association 7.00% 2023.........      399,816            409,555
                       Government National Mortgage Association 7.00% 2023.........      159,137            163,014
                       Government National Mortgage Association 7.00% 2023.........       17,035             17,450
                       Government National Mortgage Association 7.00% 2023.........      320,820            328,218
                       Government National Mortgage Association 7.00% 2023.........      338,653            346,903
                       Government National Mortgage Association 7.00% 2023.........       89,986             92,178
                       Government National Mortgage Association 7.00% 2023.........      201,716            206,630
                       Government National Mortgage Association 7.00% 2023.........      181,216            185,395
                       Government National Mortgage Association 7.00% 2023.........      168,144            172,240
                       Government National Mortgage Association 7.00% 2023.........      447,981            458,464
                       Government National Mortgage Association 7.00% 2023.........      800,416            819,914
                       Government National Mortgage Association 7.00% 2023.........      510,826            523,270
                       Government National Mortgage Association 7.00% 2023.........      433,250            443,804
                       Government National Mortgage Association 7.00% 2023.........      198,183            202,805
                       Government National Mortgage Association 7.00% 2023.........      371,996            381,057
                       Government National Mortgage Association 7.00% 2023.........      418,216            428,404
                       Government National Mortgage Association 7.00% 2023.........      418,586            428,783
                       Government National Mortgage Association 7.00% 2023.........      487,555            498,944
                       Government National Mortgage Association 7.00% 2023.........      146,661            150,034
                       Government National Mortgage Association 7.00% 2023.........      351,141            359,695
                       Government National Mortgage Association 7.00% 2023.........      211,528            216,681
                       Government National Mortgage Association 7.00% 2023.........      779,412            798,398
                       Government National Mortgage Association 7.00% 2023.........       46,797             47,937
                       Government National Mortgage Association 7.00% 2023.........      421,644            431,915
                       Government National Mortgage Association 7.00% 2099.........    1,000,000          1,023,750
                       Government National Mortgage Association 7.50% 2023.........      670,323            692,524
                       Government National Mortgage Association 8.00% 2026.........       74,776             77,767
                       Government National Mortgage Association 7.00% 2028.........        9,017              9,236
                       United States Treasury Bonds 8.13% 2021.....................      200,000            272,562
                       United States Treasury Bonds 8.75% 2020@....................    2,710,000          3,878,688
                       United States Treasury Bonds Strip zero coupon 2019@........    6,650,000          2,217,310
                       United States Treasury Bonds Strip zero coupon 2009@........    4,410,000          2,648,117
                       United States Treasury Bonds Strip zero coupon 2012@........    5,000,000          2,470,100
                       United States Treasury Bonds Strip zero coupon 2014@........    5,080,000          2,194,865
                       United States Treasury Bonds Strip zero coupon 2017.........       50,000             18,055
                       United States Treasury Bonds Strip zero coupon 2017.........    3,800,000          1,380,958
                       United States Treasury Bonds Strip zero coupon 2019.........       40,000             12,779
                       United States Treasury Bonds Strip zero coupon 2020.........    5,710,000          1,773,355
                                                                                                      -------------
                                                                                                         91,517,904
                                                                                                      -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       UTILITIES -- 0.7%
                       Electric Utilities -- 0.3%
                       National Power Corp. 7.88% 2006.............................  $   210,000      $     179,325
                       Niagara Mohawk Power Corp. 6.88% 2003.......................      870,000            894,064
                       Niagara Mohawk Power Corp. 7.00% 2000.......................      620,000            632,022
                       Niagara Mohawk Power Corp. 7.38% 2003.......................      210,000            214,217

                       Gas & Pipeline Utilities -- 0.4%
                       CMS Energy Corp. 7.38% 2000.................................    1,150,000          1,165,157
                       Williams Cos., Inc. 6.13% 2002..............................    1,875,000          1,880,794
                                                                                                      -------------
                                                                                                          4,965,579
                                                                                                      -------------
                       TOTAL BONDS & NOTES (cost $212,821,082).....................                     214,465,894
                                                                                                      -------------
                       TOTAL INVESTMENT SECURITIES (cost $579,591,240).............                     591,562,525
                                                                                                      -------------

                       SHORT-TERM SECURITIES -- 2.3%
                       --------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.2%
                       Bridas Corp. 10.25% due 12/07/98............................      610,000            610,156
                       Central Maine Power Co. 7.45% due 8/30/99...................      885,000            895,248
                       Countrywide Funding Corp. 8.43% due 11/16/99................      450,000            463,154
                       K Mart Corp. 7.22% due 7/07/99..............................      300,000            301,362
                       K Mart Corp. 7.96% due 11/15/99.............................      500,000            507,185
                       NWCG Holding Corp. zero coupon due 6/15/99..................    1,380,000          1,326,249
                       Oryx Energy Co. 9.50% due 11/01/99..........................    1,820,000          1,872,088
                       Signet Banking Corp. 9.63% due 6/01/99......................      775,000            789,523
                       Time Warner Pass Through Asset Trust 4.90% due 7/29/99......    1,600,000          1,592,224
                                                                                                      -------------
                                                                                                          8,357,189
                                                                                                      -------------
                       U.S. GOVERNMENT -- 1.1%
                       United States Treasury Bills 3.97% due 2/04/99@.............    4,610,000          4,573,376
                       United States Treasury Bills 4.22% due 2/04/99@.............    3,010,000          2,986,088
                       United States Treasury Bills 4.52% due 2/04/99@.............      300,000            297,617
                                                                                                      -------------
                                                                                                          7,857,081
                                                                                                      -------------
                       TOTAL SHORT-TERM SECURITIES (cost $16,151,815)..............                      16,214,270
                                                                                                      -------------

                       REPURCHASE AGREEMENT -- 17.5%
                       ---------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 17.5%
                       Agreement with Nomura Securities International, bearing
                         interest at 5.25%, dated 11/30/98 to be repurchased
                         12/01/98 in the amount of $125,118,244 and collateralized
                         by $100,000,000 of U.S. Treasury Notes, bearing interest
                         at 5.37% due 6/30/03, $16,735,000 U.S. Treasury Bonds
                         bearing interest at 8.12% due 8/15/19 with an approximate
                         aggregate value of $127,655,006 (cost $125,100,000)@......   125,100,000        125,100,000
                                                                                                       -------------

                       TOTAL INVESTMENTS --
                         (cost $720,843,055)                           102.8%                                    732,876,795
                       Total Written Call Options --                    (0.0)                                            (63)
                       Liabilities in excess of other assets --         (2.8)                                    (19,831,462)
                                                                       ------                                  -------------
                       NET ASSETS --                                   100.0%                                  $ 713,045,270
                                                                       ======                                  =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Variable rate security; rate as of November 30, 1998.

              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
---------------------

                      @ The security or a portion thereof represent collateral
                        for the following open futures contracts:

                      OPEN FUTURES CONTRACTS

                      ----------------------------------------------------------

                                                                                                                      UNREALIZED
                       NUMBER OF                                   EXPIRATION      VALUE AT        VALUE AS OF      APPRECIATION/
                       CONTRACTS           DESCRIPTION                DATE        TRADE DATE    NOVEMBER 30, 1998    DEPRECIATION
                       -----------------------------------------------------------------------------------------------------------
                                   Standard & Poor's 500
                        449 Long   Index.......................  December 1998   $121,232,780     $130,490,625       $9,257,845
                          3 Long   90 Day Euro Dollar..........  March 1999           707,494          713,325            5,831
                         4 Short   90 Day Euro Dollar..........  June 1999            955,975          951,851            4,124
                          1 Long   90 Day Euro Future..........  September 1999       237,074          237,863              789
                         10 Long   U.S. 2 Year Note............  March 1999         2,112,407        2,117,344            4,937
                        45 Short   U.S. 5 Year Note............  March 1999         5,084,334        5,105,392          (21,058)
                         73 Long   U.S. Treasury Bond..........  December 1998      8,321,121        9,478,594          157,473
                         20 Long   U.S. Treasury Bond..........  March 1999         2,592,002        2,591,875             (127)
                                                                                                                     -----------
                                   Net Unrealized Appreciation...................................................    $9,409,814
                                                                                                                     ===========

                      OPEN COVERED WRITTEN CALL OPTIONS

                      ----------------------------------------------------------

                                                                                           EXPIRATION       STRIKE
                       CALL OPTIONS                                       CONTRACTS           DATE          PRICE      VALUE
                       -----------------------------------------------------------------------------------------------------
                       Lear Corp. ....................................      5             December 1998      $45       $(63)
                                                                                                                       =====

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    UTILITY PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 88.0%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       ENERGY -- 2.9%
                       Energy Sources -- 2.9%
                       Houston Industries, Inc. ...................................      38,200   $ 1,208,075
                       Sonat, Inc. ................................................      26,800       795,625
                                                                                                  ------------
                                                                                                    2,003,700
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 0.7%
                       Multi-Industry -- 0.7%
                       VEBA AG.....................................................       9,000       504,000
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 2.7%
                       Telecommunications -- 2.7%
                       ALLTEL Corp. ...............................................       7,000       371,000
                       Telecom Italia SpA..........................................      82,000       664,152
                       U.S. West, Inc. ............................................      12,600       784,350
                                                                                                  ------------
                                                                                                    1,819,502
                                                                                                  ------------
                       MATERIALS -- 2.4%
                       Metals & Minerals -- 2.4%
                       Barrick Gold Corp. .........................................      30,300       606,000
                       USEC, Inc. .................................................      76,200     1,033,463
                                                                                                  ------------
                                                                                                    1,639,463
                                                                                                  ------------
                       REAL ESTATE -- 6.8%
                       Real Estate Investment Trusts -- 6.8%
                       Apartment Investment & Management Co., Class A..............      11,200       383,600
                       Archstone Communities Trust.................................      12,470       260,311
                       Avalonbay Communities, Inc. ................................      10,050       340,444
                       Boston Properties, Inc. ....................................       6,300       198,844
                       Brandywine Realty Trust.....................................      15,000       270,000
                       Camden Property Trust.......................................      16,000       411,000
                       Duke Realty Investments, Inc. ..............................      11,100       251,831
                       Equity Office Properties Trust..............................      10,200       256,275
                       Equity Residential Properties Trust.........................       8,700       368,119
                       First Industrial Realty Trust, Inc. ........................      20,800       503,100
                       HRPT Properties Trust.......................................      22,900       342,069
                       Liberty Property Trust......................................      13,200       325,050
                       Post Properties, Inc. ......................................       8,700       332,775
                       Prentiss Properties Trust...................................      17,000       369,750
                                                                                                  ------------
                                                                                                    4,613,168
                                                                                                  ------------
                       UTILITIES -- 72.5%
                       Electric Utilities -- 37.3%
                       BEC Energy..................................................      26,200     1,080,750
                       Central & South West Corp. .................................      24,500       673,750
                       Dominion Resources, Inc. ...................................      30,200     1,394,862
                       DQE, Inc. ..................................................      34,500     1,416,656
                       Duke Energy Corp. ..........................................       6,000       375,375
                       Edison International........................................      63,100     1,735,250
                       Electricidade de Portugal, SA...............................       2,625       116,813
                       Endesa SA...................................................       6,600       171,600
                       Entergy Corp. ..............................................      29,700       870,581

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       FirstEnergy Corp. ..........................................      35,000   $ 1,082,812
                       Florida Progress Corp. .....................................      19,400       829,350
                       FPL Group, Inc. ............................................      15,200       931,000
                       Illinova Corp. .............................................      30,900       836,231
                       Montana Power Co. ..........................................      17,400       881,962
                       New England Electric Systems................................      29,300     1,223,275
                       Niagara Mohawk Power Corp.+.................................      53,000       814,875
                       NIPSCO Industries, Inc. ....................................      41,100     1,204,744
                       Oge Energy Corp. ...........................................      41,600     1,162,200
                       PacifiCorp..................................................      93,300     1,749,375
                       PECO Energy Co. ............................................      36,700     1,472,587
                       Pinnacle West Capital Corp. ................................      11,000       501,188
                       Potomac Electric Power Co. .................................      42,500     1,107,656
                       Powergen PLC................................................       5,590       309,197
                       Public Service Enterprise Group, Inc. ......................      29,000     1,131,000
                       Puget Sound Energy, Inc. ...................................      22,300       604,888
                       Southern Co. ...............................................      22,300       657,850
                       TECO Energy, Inc. ..........................................      24,700       663,813
                       Texas Utilities Co. ........................................       9,000       401,063

                       Gas & Pipeline Utilities -- 22.0%
                       AGL Resources, Inc. ........................................      21,000       452,813
                       CMS Energy Corp. ...........................................      30,700     1,496,625
                       Columbia Gas Systems, Inc. .................................      11,400       646,950
                       Consolidated Natural Gas Co. ...............................      23,700     1,287,206
                       El Paso Energy Corp. .......................................      48,500     1,655,062
                       Enron Corp. ................................................      26,000     1,366,625
                       Equitable Resources, Inc. ..................................      11,200       329,700
                       KeySpan Energy Corp.........................................      51,900     1,540,781
                       KN Energy, Inc. ............................................      14,100       616,875
                       MCN Energy Group, Inc. .....................................      37,200       704,475
                       National Fuel Gas Co. ......................................      10,700       491,531
                       Pacific Gas & Electric Corp. ...............................      25,100       776,531
                       Questar Corp. ..............................................      28,200       541,088
                       SCANA Corp. ................................................      28,200       920,025
                       Sempra Energy...............................................      47,725     1,196,108
                       UGI Corp. ..................................................      18,900       460,688
                       Washington Gas Light Co. ...................................       6,400       163,200
                       Williams Cos., Inc. ........................................      10,400       299,650

                       Telephone -- 13.2%
                       Ameritech Corp. ............................................      11,600       627,850
                       AT&T Corp. .................................................      20,300     1,264,943
                       Bell Atlantic Corp. ........................................      26,000     1,446,250
                       BellSouth Corp. ............................................       6,100       532,225
                       Cincinnati Bell, Inc. ......................................      23,300       733,950
                       GTE Corp. ..................................................      24,600     1,525,200
                       MCI WorldCom, Inc.+.........................................      12,680       748,120
                       SBC Communications, Inc. ...................................      21,028     1,008,030
                       Sprint Corp. ...............................................      13,500       982,125
                       Sprint Corp. ...............................................       6,750       108,000
                                                                                                  ------------
                                                                                                   49,323,329
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $55,935,822).......................                59,903,162
                                                                                                  ------------

                                                           ---------------------

                       PREFERRED STOCK -- 3.5%                                         SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       UTILITIES -- 3.5%
                       Electric Utilities -- 1.6%
                       Texas Utilities Co. 9.25% convertible.......................      19,600   $ 1,092,700

                       Gas & Pipeline Utilities -- 1.9%
                       KN Energy, Inc. 8.25% convertible...........................      29,500     1,275,875
                                                                                                  ------------
                                                                                                    2,368,575
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $2,285,830).....................                 2,368,575
                                                                                                  ------------
                                                                                     PRINCIPAL
                       CONVERTIBLE BONDS -- 1.3%                                      AMOUNT
                       ---------------------------------------------------------------------------------------
                       FINANCE -- 1.3%
                       Financial Services -- 1.3%
                       Bell Atlantic Financial Services 5.75% 2003 convertible*
                         (cost $838,820)...........................................  $  820,000       840,500
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $59,060,472)..............                63,112,237
                                                                                                  ------------

                       SHORT-TERM SECURITIES -- 8.3%
                       ---------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 5.0%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 3.75% due 12/01/98 (cost $3,402,000)..................   3,402,000     3,402,000

                       U.S. GOVERNMENT -- 3.3%
                       United States Treasury Notes 6.38% due 4/30/99 (cost
                         $2,266,140)...............................................   2,250,000     2,265,818
                                                                                                  ------------
                       TOTAL SHORT-TERM SECURITIES (cost $5,668,140)...............                 5,667,818
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $64,728,612)                                  101.1%                68,780,055
                       Liabilities in excess of other assets --               (1.1)                  (731,347)
                                                                             ------               ------------
                       NET ASSETS --                                         100.0%               $68,048,708
                                                                             ======               ============


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              * Resale restricted to qualified institutional buyers

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 90.7%                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.8%
                       Apparel & Textiles -- 0.6%
                       Nautica Enterprises, Inc.+..................................      290,000   $     5,709,375

                       Automotive -- 0.6%
                       Harley-Davidson, Inc. ......................................      157,100         6,568,744

                       Housing -- 1.7%
                       Home Depot, Inc. ...........................................      340,000        16,915,000

                       Retail -- 6.9%
                       Dayton Hudson Corp. ........................................      195,000         8,775,000
                       Kohl's Corp.+...............................................      145,000         7,132,187
                       Kroger Co.+.................................................      125,000         6,632,813
                       Newell Co. .................................................      125,000         5,531,250
                       Rite Aid Corp. .............................................      165,000         7,651,875
                       United States Industries, Inc.+.............................      350,000         6,125,000
                       Wal-Mart Stores, Inc. ......................................      385,000        28,995,312
                                                                                                   ---------------
                                                                                                       100,036,556
                                                                                                   ---------------
                       CONSUMER STAPLES -- 9.6%
                       Food, Beverage & Tobacco -- 6.3%
                       Campbell Soup Co. ..........................................      127,000         7,254,875
                       Coca-Cola Co. ..............................................      310,000        21,719,375
                       Coca-Cola Enterprises, Inc. ................................      135,000         5,104,687
                       Philip Morris Cos., Inc. ...................................      440,000        24,612,500
                       Tyson Foods, Inc., Class A..................................      270,000         5,585,625

                       Household Products -- 3.3%
                       Avon Products, Inc. ........................................      160,000         6,500,000
                       Colgate-Palmolive Co. ......................................       93,000         7,963,125
                       Estee Lauder Cos., Inc., Class A............................      105,000         7,881,563
                       Procter & Gamble Co. .......................................      125,000        10,953,125
                                                                                                   ---------------
                                                                                                        97,574,875
                                                                                                   ---------------
                       ENERGY -- 1.9%
                       Energy Services -- 1.0%
                       Halliburton Co. ............................................      275,000         8,078,125
                       Noble Drilling Corp.+.......................................      250,000         2,890,625

                       Energy Sources -- 0.9%
                       USX-Marathon Group, Inc.....................................      315,000         8,938,125
                                                                                                   ---------------
                                                                                                        19,906,875
                                                                                                   ---------------
                       FINANCE -- 16.5%
                       Banks -- 5.5%
                       Bank One Corp. .............................................      210,000        10,775,625
                       BankAmerica Corp. ..........................................      353,030        23,013,143
                       Chase Manhattan Corp. ......................................      240,000        15,225,000
                       Fleet Financial Group, Inc. ................................      174,000         7,253,625

                       Financial Services -- 9.1%
                       Associates First Capital Corp., Class A.....................      115,000         8,955,625
                       Citigroup, Inc. ............................................      542,600        27,231,737
                       Hartford Financial Services Group, Inc. ....................      110,000         6,070,625

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Household International, Inc. ..............................      180,000   $     7,042,500
                       Legg Mason, Inc. ...........................................      154,000         4,591,125
                       MBNA Corp. .................................................      270,000         6,125,625
                       Merrill Lynch & Co., Inc. ..................................      160,000        12,000,000
                       Morgan Stanley Dean Witter & Co. ...........................      186,265        12,991,984
                       Newcourt Credit Group, Inc. ................................      230,000         8,136,250

                       Insurance -- 1.9%
                       Hartford Life, Inc., Class A................................      115,000         6,303,438
                       PMI Group, Inc. ............................................      135,000         7,382,812
                       Travelers Property Casualty Corp., Class A..................      155,000         5,337,813
                                                                                                   ---------------
                                                                                                       168,436,927
                                                                                                   ---------------
                       HEALTHCARE -- 8.5%
                       Drugs -- 6.7%
                       Bristol-Myers Squibb Co. ...................................      200,000        24,512,500
                       GelTex Pharmaceuticals, Inc.+...............................      210,000         5,013,750
                       Pfizer, Inc. ...............................................      200,000        22,325,000
                       Schering-Plough Corp. ......................................      160,000        17,020,000

                       Medical Products -- 1.8%
                       Centocor, Inc.+.............................................       97,400         3,944,700
                       Genzyme Corp. ..............................................       16,208            56,726
                       Genzyme Molecular Oncology+.................................      150,000         6,309,375
                       Medtronic, Inc. ............................................      112,700         7,628,382
                                                                                                   ---------------
                                                                                                        86,810,433
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 9.1%
                       Aerospace & Military Technology -- 2.3%
                       AlliedSignal, Inc. .........................................      180,000         7,920,000
                       Gulfstream Aerospace Corp.+.................................      105,000         5,394,375
                       United Technologies Corp. ..................................       95,000        10,182,813

                       Business Services -- 1.7%
                       First Data Corp. ...........................................      178,000         4,750,375
                       R.R. Donnelley & Sons Co. ..................................      135,000         5,729,063
                       Republic Services, Inc. Class A+............................      180,000         3,352,500
                       Waste Management, Inc. .....................................       92,125         3,949,859

                       Electrical Equipment -- 3.7%
                       General Electric Co. .......................................      415,000        37,557,500

                       Multi-Industry -- 1.1%
                       Tyco International Ltd. ....................................      165,800        10,911,712

                       Transportation -- 0.3%
                       CNF Transportation, Inc. ...................................       80,000         2,855,000
                       Union Pacific Corp. ........................................            1                48
                                                                                                   ---------------
                                                                                                        92,603,245
                                                                                                   ---------------
                       INFORMATION & ENTERTAINMENT -- 4.8%
                       Broadcasting & Media -- 1.2%
                       Fox Entertainment Group, Inc., Class A+.....................      200,000         4,725,000
                       Gannett Co., Inc. ..........................................      105,000         6,779,063

                       Leisure & Tourism -- 3.6%
                       Carnival Corp., Class A.....................................      210,400         7,258,800
                       Continental Airlines, Inc., Class B+........................      100,000         3,531,250
                       Delta Air Lines, Inc. ......................................       90,000         4,831,875
                       Mirage Resorts, Inc.+.......................................      264,500         3,934,437
                       Northwest Airlines Corp., Class A+..........................      190,000         4,761,875

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Royal Caribbean Cruises Ltd. ...............................      210,000   $     6,378,750
                       Viad Corp. .................................................      270,000         6,294,375
                                                                                                   ---------------
                                                                                                        48,495,425
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 27.9%
                       Computers & Business Equipment -- 9.4%
                       Cisco Systems, Inc.+........................................      315,000        23,743,125
                       Compaq Computer Corp. ......................................      395,000        12,837,500
                       Computer Sciences Corp.+....................................      105,000         5,998,125
                       Dell Computer Corp.+........................................      320,000        19,460,000
                       FORE Systems, Inc.+.........................................      325,000         4,915,625
                       International Business Machines Corp. ......................      135,000        22,275,000
                       Staples, Inc.+..............................................      195,400         6,826,787

                       Electronics -- 8.7%
                       Altera Corp.+...............................................      140,000         6,868,750
                       Honeywell, Inc. ............................................       90,000         7,194,375
                       Intel Corp. ................................................      235,000        25,291,875
                       Motorola, Inc. .............................................      170,000        10,540,000
                       Sanmina Corp.+..............................................      200,000         9,962,500
                       Solectron Corp.+............................................      135,000         8,935,313
                       Sundstrand Corp. ...........................................       80,000         4,320,000
                       Texas Instruments, Inc. ....................................      130,000         9,928,750
                       Uniphase Corp.+.............................................      100,000         5,418,750

                       Software -- 5.6%
                       America Online, Inc.+.......................................       40,000         3,502,500
                       HBO & Co. ..................................................      250,000         6,234,375
                       Intuit, Inc.+...............................................      115,000         6,655,625
                       Microsoft Corp.+............................................      335,000        40,870,000

                       Telecommunications -- 4.2%
                       AirTouch Communications, Inc.+..............................      180,000        10,293,750
                       Liberty Media Group, Series A+..............................      233,462         9,411,437
                       Lucent Technologies, Inc. ..................................      195,000        16,782,187
                       Tele-Communications, Inc., Class A+.........................      145,000         6,126,250
                                                                                                   ---------------
                                                                                                       284,392,599
                                                                                                   ---------------
                       MATERIALS -- 0.1%
                       Forest Products -- 0.1%
                       Champion International Corp.................................       17,000           706,563
                                                                                                   ---------------
                       UTILITIES -- 2.5%
                       Electric Utilities -- 1.4%
                       AES Corp.+..................................................      150,000         6,862,500
                       Consolidated Edison, Inc. ..................................      150,000         7,621,875

                       Gas & Pipeline Utilities -- 0.6%
                       CMS Energy Corp. ...........................................      130,000         6,337,500

                       Telephone -- 0.5%
                       MCI WorldCom, Inc.+.........................................       85,000         5,015,000
                                                                                                   ---------------
                                                                                                        25,836,875
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $677,998,043).............                    924,800,373
                                                                                                   ---------------

                                                           ---------------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 9.2%                    AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 9.0%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         4.50% due 12/01/98@.......................................  $92,214,000   $    92,214,000
                       U.S. GOVERNMENT -- 0.2%
                       United States Treasury Bills 4.45% due 12/17/98.............    2,000,000         1,996,044
                                                                                                   ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $94,210,044)..............                     94,210,044
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $772,208,087)                         99.9%                           1,019,010,417
                       Other assets less liabilities --               0.1                                  579,710
                                                                    ------                         ---------------
                       NET ASSETS --                                100.0%                         $ 1,019,590,127
                                                                    ======                         ===============


              -----------------------------

              + Non-income producing securities.

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------------------------
                                                                                                     VALUE AS OF
                       NUMBER OF                                         EXPIRATION       VALUE AT   NOVEMBER 30,     UNREALIZED
                       CONTRACTS   DESCRIPTION                              DATE        TRADE DATE       1998       APPRECIATION
                       ---------------------------------------------------------------------------------------------------------
                       135 Long    Standard & Poor's 500 Index........  December 1998  $33,505,312   $39,234,375     $5,729,063
                                                                                                                     ==========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 96.4%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.2%
                       Automotive -- 3.3%
                       Cooper Tire & Rubber........................................      40,300   $    788,369
                       General Motors Corp. .......................................      28,300      1,981,000
                       Tenneco, Inc. ..............................................      58,600      2,087,625

                       Retail -- 6.9%
                       American Stores Co. ........................................      51,800      1,738,537
                       Dillards, Inc., Class A.....................................      49,800      1,711,875
                       Kmart Corp.+................................................      92,400      1,409,100
                       Liz Claiborne, Inc. ........................................      58,700      1,988,462
                       Sherwin-Williams Co. .......................................      60,900      1,728,038
                       Wal-Mart Stores, Inc. ......................................      19,500      1,468,594
                                                                                                  -------------
                                                                                                    14,901,600
                                                                                                  -------------
                       CONSUMER STAPLES -- 13.7%
                       Food, Beverage & Tobacco -- 11.4%
                       Anheuser-Busch Cos., Inc. ..................................      37,000      2,243,125
                       Archer-Daniels-Midland Co. .................................     154,315      2,835,538
                       Corn Products International, Inc. ..........................      95,700      2,685,581
                       Philip Morris Cos., Inc. ...................................      54,800      3,065,375
                       RJR Nabisco Holdings Corp. .................................      76,600      2,207,038
                       UST, Inc. ..................................................     104,500      3,631,375

                       Household Products -- 2.3%
                       Kimberly-Clark Corp. .......................................      63,100      3,320,637
                                                                                                  -------------
                                                                                                    19,988,669
                                                                                                  -------------
                       ENERGY -- 9.1%
                       Energy Services -- 3.4%
                       Diamond Offshore Drilling, Inc. ............................      54,800      1,226,150
                       ENSCO International, Inc. ..................................      28,600        273,488
                       Occidental Petroleum Corp. .................................      50,500      1,022,625
                       Schlumberger Ltd. ..........................................      52,200      2,332,687

                       Energy Sources -- 5.7%
                       Exxon Corp. ................................................      18,300      1,373,644
                       Houston Industries, Inc. ...................................      45,900      1,451,587
                       Mobil Corp. ................................................      15,700      1,353,144
                       Royal Dutch Petroleum Co. GDR...............................      16,400        770,800
                       Sunoco, Inc. ...............................................      39,400      1,334,675
                       Texaco, Inc. ...............................................      16,000        921,000
                       USX-Marathon Group, Inc. ...................................      40,200      1,140,675
                                                                                                  -------------
                                                                                                    13,200,475
                                                                                                  -------------
                       FINANCE -- 11.6%
                       Banks -- 0.6%
                       Republic New York Corp. ....................................      19,100        892,925

                       Financial Services -- 4.1%
                       Bear Stearns Cos., Inc. ....................................      40,000      1,680,000
                       CIT Group, Inc. ............................................     100,400      2,817,475
                       Washington Mutual, Inc. ....................................      38,500      1,491,875

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 6.9%
                       Allstate Corp. .............................................      29,800   $  1,214,350
                       CIGNA Corp. ................................................      35,000      2,723,437
                       Conseco, Inc. ..............................................      60,132      1,991,872
                       Lincoln National Corp. .....................................       4,600        384,963
                       Marsh & McLennan Cos., Inc. ................................      31,400      1,827,088
                       MBIA, Inc. .................................................      14,600        945,350
                       Oxford Health Plans, Inc.+..................................      88,900        983,456
                                                                                                  -------------
                                                                                                    16,952,791
                                                                                                  -------------
                       HEALTHCARE -- 5.8%
                       Drugs -- 3.6%
                       Bristol-Myers Squibb Co. ...................................      11,400      1,397,213
                       Merck & Co., Inc. ..........................................       9,100      1,409,362
                       Pharmacia & Upjohn, Inc. ...................................      46,500      2,420,906

                       Health Services -- 1.2%
                       United HealthCare Corp. ....................................      41,000      1,850,125

                       Medical Products -- 1.0%
                       Abbott Laboratories, Inc. ..................................      30,100      1,444,800
                                                                                                  -------------
                                                                                                     8,522,406
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 12.8%
                       Aerospace & Military Technology -- 2.1%
                       Boeing Co. .................................................      74,200      3,014,375

                       Business Services -- 4.0%
                       Browning-Ferris Industries, Inc. ...........................      38,600      1,138,700
                       First Data Corp. ...........................................      78,900      2,105,644
                       Johnson Controls, Inc. .....................................      21,900      1,267,462
                       Waste Management, Inc. .....................................      31,000      1,329,125

                       Electrical Equipment -- 1.1%
                       AMP, Inc. ..................................................      33,931      1,641,412

                       Machinery -- 1.9%
                       Deere & Co. ................................................      42,400      1,481,350
                       Ingersoll-Rand Co. .........................................      26,500      1,240,531

                       Transportation -- 3.7%
                       ABB AB ADR..................................................      14,700      1,558,200
                       Canadian National Railway Co. ..............................      23,400      1,263,600
                       CNF Transportation, Inc. ...................................      34,900      1,245,494
                       Ryder System, Inc. .........................................      47,100      1,345,294
                                                                                                  -------------
                                                                                                    18,631,187
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 7.1%
                       Broadcasting & Media -- 2.7%
                       King World Productions, Inc.+...............................      52,400      1,427,900
                       Readers Digest Association, Inc., Class A...................       3,700         89,031
                       Viacom, Inc., Class A+......................................      21,800      1,431,988
                       Viacom, Inc., Class B NV++..................................      14,700        978,469

                       Entertainment Products -- 2.8%
                       Eastman Kodak Co. ..........................................      18,700      1,356,919
                       Toys "R" US, Inc.+..........................................     138,300      2,731,425

                       Leisure & Tourism -- 1.6%
                       Brunswick Corp. ............................................      40,800        897,600
                       Tricon Global Restaurants, Inc.+............................      31,200      1,421,550
                                                                                                  -------------
                                                                                                    10,334,882
                                                                                                  -------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 9.3%
                       Computers & Business Equipment -- 6.5%
                       Electronic Data Systems Corp. ..............................      59,500   $  2,320,500
                       International Business Machines Corp. ......................       9,900      1,633,500
                       Seagate Technology, Inc.+...................................      56,400      1,663,800
                       Storage Technology Corp.+...................................      44,600      1,561,000
                       Sun Microsystems, Inc.+.....................................      31,000      2,295,938

                       Electronics -- 2.8%
                       Motorola, Inc. .............................................      51,600      3,199,200
                       Philips Electronics NV......................................      12,900        816,731
                                                                                                  -------------
                                                                                                    13,490,669
                                                                                                  -------------
                       MATERIALS -- 5.9%
                       Chemicals -- 2.6%
                       Ashland, Inc. ..............................................      52,100      2,533,362
                       Dow Chemical Co. ...........................................      12,300      1,197,713

                       Metals & Minerals -- 3.3%
                       Barrick Gold Corp. .........................................      59,700      1,194,000
                       Crown, Cork & Seal Co., Inc. ...............................      49,000      1,653,750
                       Nucor Corp. ................................................      48,800      2,049,600
                                                                                                  -------------
                                                                                                     8,628,425
                                                                                                  -------------
                       REAL ESTATE -- 0.5%
                       Real Estate Investment Trusts -- 0.5%
                       Boston Properties, Inc. ....................................      24,500        773,281
                                                                                                  -------------
                       UTILITIES -- 10.4%
                       Electric Utilities -- 3.4%
                       Entergy Corp. ..............................................      53,400      1,565,287
                       PECO Energy Co. ............................................      53,200      2,134,650
                       Public Service Enterprise Group, Inc. ......................      33,800      1,318,200

                       Gas & Pipeline Utilities -- 3.1%
                       Coastal Corp. ..............................................      30,600      1,067,175
                       Consolidated Natural Gas Co. ...............................      34,800      1,890,075
                       Pacific Gas & Electric Corp. ...............................      51,000      1,577,813

                       Telephone -- 3.9%
                       AT&T Corp. .................................................      23,500      1,464,344
                       GTE Corp. ..................................................      46,600      2,889,200
                       SBC Communications, Inc. ...................................      27,100      1,299,106
                                                                                                  -------------
                                                                                                    15,205,850
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $127,871,766)......................                140,630,235
                                                                                                  -------------

                       PREFERRED STOCK -- 1.6%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.6%
                       Broadcasting & Media -- 1.6%
                       News Corp. Ltd. ADR (cost $1,684,278).......................      91,500      2,304,656
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $129,556,044).............                142,934,891
                                                                                                  -------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 3.2%                                   AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 3.2%
                       Cayman Island Time Deposit with State Street Bank
                         & Trust Co.
                         3.75% due 12/01/98 (cost $4,744,000)......................  $4,744,000   $  4,744,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $134,300,044)                             101.2%                    147,678,891
                       Liabilities in excess of other assets --           (1.2)                     (1,779,052)
                                                                         ------                   -------------
                       NET ASSETS --                                     100.0%                   $145,899,839
                                                                         ======                   =============


              -----------------------------

              + Non-income producing securities
              GDR -- Global Depository Receipt
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    VENTURE VALUE PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 92.7%                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.0%
                       Housing -- 1.8%
                       Masco Corp. ................................................    1,070,200   $   30,902,025
                       Maytag Corp. ...............................................        4,200          227,325

                       Retail -- 1.2%
                       Harcourt General, Inc. .....................................      407,600       21,093,300
                                                                                                   ---------------
                                                                                                       52,222,650
                                                                                                   ---------------
                       CONSUMER STAPLES -- 5.2%
                       Food, Beverage & Tobacco -- 4.9%
                       Coca-Cola Co. ..............................................       12,400          868,775
                       Gallaher Group PLC ADR......................................        4,200          116,287
                       Nestle SA ADR...............................................      143,600       14,963,809
                       Philip Morris Cos., Inc. ...................................    1,233,300       68,987,719

                       Household Products -- 0.3%
                       Fortune Brands, Inc. .......................................        4,200          143,063
                       Gillette Co. ...............................................       99,400        4,566,187
                                                                                                   ---------------
                                                                                                       89,645,840
                                                                                                   ---------------
                       ENERGY -- 3.7%
                       Energy Services -- 2.6%
                       British Petroleum Co. PLC ADR...............................       79,471        7,321,266
                       Cooper Cameron Corp.+.......................................      178,500        4,350,937
                       Halliburton Co. ............................................      478,800       14,064,750
                       Schlumberger Ltd. ..........................................      418,900       18,719,594

                       Energy Sources -- 1.1%
                       Amerada Hess Corp. .........................................        1,800           99,900
                       Amoco Corp. ................................................        2,800          165,025
                       Atlantic Richfield Co. .....................................        4,800          319,200
                       Burlington Resources, Inc. .................................       36,300        1,293,187
                       Chevron Corp. ..............................................        8,100          677,362
                       Devon Energy Corp. .........................................      295,200        9,723,150
                       Exxon Corp. ................................................       24,800        1,861,550
                       Mobil Corp. ................................................        2,200          189,613
                       Noble Affiliates, Inc. .....................................      206,857        5,236,068
                       Sonat, Inc. ................................................        2,200           65,313
                                                                                                   ---------------
                                                                                                       64,086,915
                                                                                                   ---------------
                       FINANCE -- 41.2%
                       Banks -- 5.5%
                       Bank One Corp. .............................................      278,532       14,292,173
                       BankAmerica Corp. ..........................................      711,464       46,378,560
                       First Union Corp. ..........................................        4,500          273,375
                       Golden West Financial Corp. ................................      108,800       10,302,000
                       SunTrust Banks, Inc. .......................................      110,300        7,700,319
                       U.S. Bancorp................................................      410,900       15,126,256

                       Financial Services -- 20.0%
                       American Express Co. .......................................      956,600       95,719,787
                       CIT Group, Inc. ............................................       29,000          813,813
                       Citigroup, Inc. ............................................    1,242,631       62,364,543

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Donaldson, Lufkin & Jenrette, Inc. .........................      228,200   $    9,170,788
                       Dun & Bradstreet Corp. .....................................          400           12,075
                       Federal Home Loan Mortgage Corp. ...........................      319,400       19,323,700
                       Household International, Inc. ..............................      538,600       21,072,725
                       Morgan (J.P.) & Co., Inc. ..................................        3,400          363,375
                       Morgan Stanley, Dean Witter & Co. ..........................      471,325       32,874,919
                       ReliaStar Financial Corp. ..................................       57,900        2,721,300
                       State Street Corp. .........................................      145,900       10,012,387
                       Wells Fargo Co. ............................................    2,532,900       91,184,400

                       Insurance -- 15.4%
                       20th Century Industries.....................................      132,700        3,226,269
                       Allstate Corp. .............................................      497,290       20,264,568
                       American International Group, Inc. .........................       73,300        6,890,200
                       Berkley (W.R.) Corp. .......................................       84,900        2,844,150
                       Chubb Corp. ................................................      657,200       46,045,075
                       General Reinsurance Corp. ..................................      380,300       88,800,050
                       Progressive Corp. ..........................................      367,300       54,498,137
                       Transatlantic Holdings, Inc. ...............................      482,400       36,662,400
                       UNUM Corp. .................................................      122,400        6,594,300

                       Investment Companies -- 0.3%
                       Morgan Stanley Asia-Pacific Fund............................      741,767        5,331,450
                                                                                                   ---------------
                                                                                                      710,863,094
                                                                                                   ---------------
                       HEALTHCARE -- 5.3%
                       Drugs -- 4.3%
                       American Home Products Corp. ...............................      367,100       19,548,075
                       Bristol-Myers Squibb Co. ...................................       59,800        7,329,238
                       Glaxo Wellcome PLC ADR......................................       23,700        1,504,950
                       Lilly (Eli) & Co. ..........................................       53,900        4,834,156
                       Merck & Co., Inc. ..........................................       50,000        7,743,750
                       Pfizer, Inc. ...............................................       41,600        4,643,600
                       SmithKline Beecham PLC ADR..................................      460,300       28,049,531

                       Health Services -- 0.0%
                       IMS Health, Inc. ...........................................          400           26,550

                       Medical Products -- 1.0%
                       Johnson & Johnson Co........................................       77,500        6,296,875
                       Novartis AG ADR.............................................      115,700       10,892,426
                                                                                                   ---------------
                                                                                                       90,869,151
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 2.7%
                       Business Services -- 0.0%
                       AC Nielsen Corp.+...........................................          133            3,666
                       Waste Management, Inc. .....................................        1,015           43,518

                       Electrical Equipment -- 0.1%
                       General Electric Co. .......................................       12,200        1,104,100

                       Machinery -- 1.1%
                       Dover Corp. ................................................      444,700       15,842,437
                       Smith International, Inc.+..................................      136,500        3,293,063

                       Transportation -- 1.5%
                       Burlington Northern Santa Fe Corp. .........................      584,100       19,859,400
                       Canadian National Railway Co. ..............................      126,821        6,848,334
                                                                                                   ---------------
                                                                                                       46,994,518
                                                                                                   ---------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 6.2%
                       Broadcasting & Media -- 1.3%
                       Gannett Co., Inc. ..........................................      175,400   $   11,324,262
                       New York Times Co., Class A.................................       27,600          857,325
                       News Corp. Ltd. ADR.........................................      135,400        3,791,200
                       Nielsen Media Research, Inc. ...............................          133            1,995
                       R.H. Donnelley Corp. .......................................           80            1,195
                       Tribune Co. ................................................       84,600        5,424,975
                       Washington Post Co., Class B................................          100           53,219

                       Entertainment Products -- 0.6%
                       Hasbro, Inc. ...............................................      163,600        5,736,225
                       Mattel, Inc. ...............................................      126,800        4,382,525

                       Leisure & Tourism -- 4.3%
                       McDonald's Corp. ...........................................    1,069,400       74,924,838
                                                                                                   ---------------
                                                                                                      106,497,759
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 17.8%
                       Communication Equipment -- 0.7%
                       Molex, Inc..................................................      334,981       12,080,252

                       Computers & Business Equipment -- 8.7%
                       Hewlett-Packard Co. ........................................    1,339,000       84,022,250
                       International Business Machines Corp. ......................      398,800       65,802,000

                       Electronics -- 7.2%
                       Applied Materials, Inc.+....................................      539,200       20,894,000
                       Intel Corp. ................................................      338,000       36,377,250
                       Micron Technology, Inc.+....................................      193,900        8,010,494
                       Texas Instruments, Inc. ....................................      776,500       59,305,187

                       Telecommunications -- 1.2%
                       AirTouch Communications, Inc.+..............................      317,000       18,128,438
                       Globalstar Telecommunications Ltd.+.........................       42,296          835,346
                       Loral Space & Communications Corp.+.........................       83,200        1,528,800
                                                                                                   ---------------
                                                                                                      306,984,017
                                                                                                   ---------------
                       MATERIALS -- 3.3%
                       Chemicals -- 0.0%
                       Dow Chemical Co. ...........................................          600           58,425

                       Forest Products -- 0.6%
                       International Paper Co. ....................................        1,300           56,469
                       Sealed Air Corp.+...........................................      209,700        9,253,012
                       Union Camp Corp. ...........................................        2,000          129,375

                       Metals & Minerals -- 2.7%
                       Martin Marietta Materials, Inc. ............................      577,500       28,008,750
                       Vulcan Materials Co. .......................................      149,400       18,731,025
                                                                                                   ---------------
                                                                                                       56,237,056
                                                                                                   ---------------
                       REAL ESTATE -- 4.3%
                       Real Estate Companies -- 0.0%
                       Boardwalk Equities, Inc.+...................................       30,700          348,383
                       Crescent Operating, Inc.+...................................       45,330          175,654
                       Vornado Operating, Inc.+....................................       13,330           84,979

                       Real Estate Investment Trusts -- 4.3%
                       CenterPoint Properties Corp. ...............................       46,100        1,567,400
                       Crescent Real Estate Equities Co. ..........................      505,300       12,537,756
                       Equity Office Properties Trust..............................      175,300        4,404,413
                       Equity Residential Properties Trust.........................       69,600        2,944,950

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       Federal Realty Investment Trust.............................       47,800   $    1,144,213
                       Gables Residential Trust....................................       29,700          736,931
                       General Growth Properties, Inc. ............................      333,000       12,612,375
                       Home Properties of New York, Inc. ..........................       34,200          842,175
                       Kimco Realty Corp. .........................................       10,550          408,153
                       Mack-Cali Realty Corp. .....................................      113,100        3,357,656
                       Public Storage, Inc. .......................................      115,700        3,073,281
                       Reckson Associates Realty Corp. ............................       99,600        2,297,025
                       The Rouse Co. ..............................................      611,800       16,709,787
                       United Dominion Realty Trust, Inc. .........................       52,200          564,413
                       Vornado Realty Trust........................................      266,600       10,130,800
                       Weingarten Realty Investors.................................       15,200          690,650
                                                                                                   ---------------
                                                                                                       74,630,994
                                                                                                   ---------------
                       UTILITIES -- 0.0%
                       Electric Utilities -- 0.0%
                       Carolina Power & Light Co. .................................          900           41,738
                       Duke Energy Corp. ..........................................        1,400           87,587
                       Edison International........................................          700           19,250
                       New England Electric System.................................          500           20,875
                       Southern Co. ...............................................        1,600           47,200
                       Wisconsin Energy Corp. .....................................          800           24,750

                       Gas & Pipeline Utilities -- 0.0%
                       Sempra Energy+..............................................          500           12,531

                       Telephone -- 0.0%
                       SBC Communications, Inc.....................................        2,400          115,050
                                                                                                   ---------------
                                                                                                          368,981
                                                                                                   ---------------
                       TOTAL COMMON STOCK (cost $1,280,691,802)....................                 1,599,400,975
                                                                                                   ---------------
                       PREFERRED STOCK -- 0.7%
                       -------------------------------------------------------------------------------------------
                       FINANCE -- 0.1%
                       Financial Services -- 0.1%
                       Devon Financing Trust, convertible $3.25....................       30,700        1,937,938
                       REAL ESTATE -- 0.5%
                       Real Estate Investment Trusts -- 0.5%
                       General Growth Properties, Inc., convertible 7.25%..........      280,400        7,220,300
                       The Rouse Co., Series B convertible $3.00...................       16,000          704,000
                       Vornado Realty Trust, Series A convertible 6.50%............        9,100          497,656
                                                                                                   ---------------
                                                                                                        8,421,956
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       AirTouch Communications, Inc., Series C convertible 4.25%...       24,597        2,020,029
                                                                                                   ---------------
                       TOTAL PREFERRED STOCK (cost $11,672,992)....................                    12,379,923
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,292,364,794)...........                 1,611,780,898
                                                                                                   ---------------

---------------------

                                                                                          PRINCIPAL
                             SHORT-TERM SECURITIES -- 6.7%                    AMOUNT           VALUE
              -------------------------------------------------------------------------------------------
              FEDERAL AGENCY OBLIGATIONS -- 6.7%
              Federal Home Loan Bank Discount Notes 4.79% due 12/16/98....  $33,600,000   $   33,532,940
              Federal Home Loan Mortgage Discount Notes 4.89% due
                12/11/98..................................................   23,800,000       23,767,671
              Federal National Mortgage Association Discount Notes 4.70%
                due 12/02/98..............................................   29,890,000       29,886,098
              Federal National Mortgage Association Discount Notes 4.76%
                due 12/01/98..............................................   28,045,000       28,045,000
                                                                                          ---------------
              TOTAL SHORT-TERM SECURITIES (cost $115,231,709).............                   115,231,709
                                                                                          ---------------
              TOTAL INVESTMENTS --
                (cost $1,407,596,503)                           100.1%                      1,727,012,607
              Liabilities in excess of other assets --           (0.1)                        (1,601,771)
                                                                ------                    ---------------
              NET ASSETS --                                     100.0%                     $1,725,410,836
                                                                ======                    ===============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 97.0%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 18.8%
                       Automotive -- 6.6%
                       General Motors Corp. .......................................       33,129   $ 2,319,030
                       Genuine Parts Co. ..........................................       59,352     1,954,906

                       Retail -- 12.2%
                       International Flavors & Fragrances, Inc. ...................       36,261     1,518,429
                       Limited, Inc. ..............................................       79,017     2,286,555
                       May Department Stores Co. ..................................       38,204     2,304,179
                       Winn Dixie Stores, Inc. ....................................       46,081     1,857,640
                                                                                                   ------------
                                                                                                    12,240,739
                                                                                                   ------------
                       CONSUMER STAPLES -- 20.6%
                       Food, Beverage & Tobacco -- 13.2%
                       Anheuser-Busch Cos., Inc. ..................................       45,755     2,773,897
                       Kellogg Co. ................................................       40,580     1,486,242
                       Philip Morris Cos., Inc. ...................................       44,481     2,488,156
                       UST, Inc. ..................................................       54,532     1,894,987

                       Household Products -- 7.4%
                       Kimberly-Clark Corp. .......................................       40,804     2,147,310
                       Rubbermaid, Inc. ...........................................       80,587     2,664,408
                                                                                                   ------------
                                                                                                    13,455,000
                                                                                                   ------------
                       ENERGY -- 9.8%
                       Energy Sources -- 9.8%
                       Chevron Corp. ..............................................       26,108     2,183,282
                       Exxon Corp. ................................................       32,885     2,468,430
                       Royal Dutch Petroleum Co. GDR ..............................       37,136     1,745,392
                                                                                                   ------------
                                                                                                     6,397,104
                                                                                                   ------------
                       FINANCE -- 2.9%
                       Financial Services -- 2.9%
                       Morgan (J.P.) & Co., Inc. ..................................       17,798     1,902,161
                                                                                                   ------------
                       HEALTHCARE -- 4.3%
                       Drugs -- 4.3%
                       American Home Products Corp. ...............................       52,646     2,803,400
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 10.5%
                       Business Services -- 10.5%
                       Bemis Co., Inc. ............................................       45,679     1,727,237
                       Foster Wheeler Corp. .......................................       74,446     1,274,888
                       National Service Industries, Inc. ..........................       40,612     1,568,638
                       Pall Corp. .................................................       97,431     2,265,271
                                                                                                   ------------
                                                                                                     6,836,034
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 3.7%
                       Entertainment Products -- 3.7%
                       Eastman Kodak Co. ..........................................       33,233     2,411,470
                                                                                                   ------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 7.5%
                       Electronics -- 3.5%
                       Emerson Electric Co. .......................................       35,648   $ 2,317,120

                       Telecommunications -- 4.0%
                       ALLTEL Corp. ...............................................       49,046     2,599,438
                                                                                                   ------------
                                                                                                     4,916,558
                                                                                                   ------------
                       MATERIALS -- 11.7%
                       Chemicals -- 5.6%
                       du Pont (E.I.) de Nemours & Co. ............................       33,498     1,968,007
                       Nalco Chemical Co. .........................................       50,905     1,702,136

                       Forest Products -- 3.1%
                       International Paper Co. ....................................       46,696     2,028,358

                       Multi-Industry -- 3.0%
                       Minnesota Mining & Manufacturing Co. .......................       24,486     1,966,532
                                                                                                   ------------
                                                                                                     7,665,033
                                                                                                   ------------
                       UTILITIES -- 7.2%
                       Telephone -- 7.2%
                       AT&T Corp. .................................................       32,821     2,045,159
                       SBC Communications, Inc. ...................................       55,003     2,636,706
                                                                                                   ------------
                                                                                                     4,681,865
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $61,781,639)..............                 63,309,364
                                                                                                   ------------
                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.7%                                       AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.7%
                       Joint Repurchase Agreement Account (Note 3)
                         (cost $1,147,000).........................................  $ 1,147,000     1,147,000
                                                                                                   ------------
                       TOTAL INVESTMENTS --
                         (cost $62,928,639)                                98.7%                    64,456,364
                       Other assets less liabilities --                     1.3                        826,817
                                                                          ------                   ------------
                       NET ASSETS --                                      100.0%                    $65,283,181
                                                                          ======                   ============

              -----------------------------

              + Non-income producing securities

              GDR -- Global Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 96.3%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 16.0%
                       Apparel & Textiles -- 0.5%
                       Gap, Inc. ..................................................       28,000   $  2,059,750
                       Housing -- 2.3%
                       Home Depot, Inc. ...........................................      138,900      6,910,275
                       Masco Corp. ................................................       80,700      2,330,212

                       Retail -- 13.2%
                       Costco Cos., Inc.+..........................................      117,200      7,354,300
                       CVS Corp. ..................................................      213,200     10,526,750
                       Kroger Co.+.................................................       33,600      1,782,900
                       McKesson Corp. .............................................       19,100      1,359,681
                       Safeway, Inc.+..............................................      127,600      6,738,875
                       TJX Cos., Inc. .............................................      211,600      5,422,250
                       Wal-Mart Stores, Inc. ......................................      169,800     12,788,063
                       Walgreen Co. ...............................................      122,300      6,565,981
                                                                                                   -------------
                                                                                                     63,839,037
                                                                                                   -------------
                       CONSUMER STAPLES -- 6.0%
                       Food, Beverage & Tobacco -- 3.3%
                       Philip Morris Cos., Inc. ...................................      139,800      7,820,062
                       Quaker Oats Co. ............................................       41,600      2,553,200
                       Sara Lee Corp. .............................................       50,600      2,953,775

                       Household Products -- 2.7%
                       Clorox Co. .................................................       22,800      2,532,225
                       Colgate-Palmolive Co. ......................................       53,900      4,615,188
                       Estee Lauder Cos., Inc., Class A............................       46,400      3,482,900
                                                                                                   -------------
                                                                                                     23,957,350
                                                                                                   -------------
                       ENERGY -- 2.0%
                       Energy Sources -- 2.0%
                       Exxon Corp. ................................................      105,100      7,889,069
                                                                                                   -------------
                       FINANCE -- 13.7%
                       Banks -- 2.9%
                       Charter One Financial, Inc. ................................       21,000        623,437
                       Comerica, Inc. .............................................       52,700      3,399,150
                       Fifth Third Bancorp.........................................       46,950      3,116,306
                       Firstar Corp. ..............................................       57,848      4,237,366
                       SouthTrust Corp. ...........................................        4,150        152,513

                       Financial Services -- 7.4%
                       American Express Co. .......................................       27,000      2,701,687
                       Associates First Capital Corp., Class A.....................       24,500      1,907,938
                       Federal Home Loan Mortgage Corp. ...........................      153,000      9,256,500
                       MBNA Corp. .................................................      215,787      4,895,668
                       Merrill Lynch & Co., Inc. ..................................       29,800      2,235,000
                       Providian Financial Corp. ..................................       21,400      1,964,787
                       Wells Fargo Co. ............................................      187,800      6,760,800

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 3.4%
                       American General Corp. .....................................      105,800   $  7,452,288
                       American International Group, Inc. .........................       65,375      6,145,250
                                                                                                   -------------
                                                                                                     54,848,690
                                                                                                   -------------
                       HEALTHCARE -- 14.4%
                       Drugs -- 12.4%
                       Bristol-Myers Squibb Co. ...................................       70,200      8,603,887
                       Cardinal Health, Inc., Class A..............................       52,800      3,623,400
                       Centocor, Inc.+.............................................       47,000      1,903,500
                       Lilly (Eli) & Co. ..........................................       75,700      6,789,344
                       Pfizer, Inc. ...............................................       70,800      7,903,050
                       Schering-Plough Corp. ......................................       97,000     10,318,375
                       Warner-Lambert Co. .........................................      136,800     10,328,400

                       Health Services -- 0.8%
                       IMS Health, Inc. ...........................................       47,100      3,126,263

                       Medical Products -- 1.2%
                       Johnson & Johnson Co. ......................................       59,900      4,866,875
                                                                                                   -------------
                                                                                                     57,463,094
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 7.5%
                       Aerospace & Military Technology -- 0.3%
                       United Technologies Corp. ..................................        9,900      1,061,156

                       Business Services -- 1.6%
                       Quintiles Transnational Corp.+..............................       39,400      1,965,075
                       Waste Management, Inc. .....................................       99,100      4,248,913

                       Electrical Equipment -- 2.5%
                       General Electric Co. .......................................      111,300     10,072,650

                       Multi-Industry -- 3.1%
                       Tyco International Ltd. ....................................      188,400     12,399,075
                                                                                                   -------------
                                                                                                     29,746,869
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 6.9%
                       Broadcasting & Media -- 5.4%
                       Fox Entertainment Group, Inc. ..............................       24,500        578,813
                       Interpublic Group of Cos., Inc. ............................       77,100      5,300,625
                       Time Warner, Inc. ..........................................       93,000      9,834,750
                       Viacom, Inc., Class B NV+...................................       86,500      5,757,656

                       Leisure & Tourism -- 1.5%
                       Carnival Corp., Class A.....................................      123,100      4,246,950
                       Tricon Global Restaurants, Inc.+............................       41,400      1,886,287
                                                                                                   -------------
                                                                                                     27,605,081
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 23.3%
                       Communication Equipment -- 0.2%
                       3Com Corp.+.................................................       16,300        630,606

                       Computers & Business Equipment -- 8.1%
                       Cisco Systems, Inc.+........................................       50,350      3,795,131
                       Computer Sciences Corp.+....................................       58,800      3,358,950
                       Dell Computer Corp.+........................................       52,000      3,162,250
                       EMC Corp.+..................................................       83,000      6,017,500
                       International Business Machines Corp. ......................       60,600      9,999,000
                       Pitney Bowes, Inc. .........................................       56,100      3,141,600
                       Sun Microsystems, Inc.+.....................................       37,800      2,799,563

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 2.6%
                       Intel Corp. ................................................       80,900   $  8,706,862
                       Micron Technology, Inc.+....................................       42,200      1,743,388

                       Software -- 7.5%
                       America Online, Inc.+.......................................       35,400      3,099,713
                       BMC Software, Inc.+.........................................       98,900      5,050,081
                       Compuware Corp.+............................................       58,100      3,616,725
                       HBO & Co. ..................................................      189,000      4,713,187
                       Microsoft Corp.+............................................      109,300     13,334,600

                       Telecommunications -- 4.9%
                       AirTouch Communications, Inc.+..............................       44,000      2,516,250
                       Ascend Communications, Inc.+................................       61,100      3,433,056
                       Lucent Technologies, Inc. ..................................       58,900      5,069,081
                       Tele-Communications TCI Ventures Group, Series A+...........      179,800      3,562,288
                       Tele-Communications, Inc., Class A+.........................      122,000      5,154,500
                                                                                                   -------------
                                                                                                     92,904,331
                                                                                                   -------------
                       UTILITIES -- 6.5%
                       Electric Utilities -- 0.9%
                       PECO Energy Co. ............................................       91,800      3,683,475

                       Telephone -- 5.6%
                       MCI WorldCom, Inc.+.........................................      159,200      9,392,800
                       SBC Communications, Inc. ...................................      133,400      6,394,863
                       Sprint Corp. ...............................................       87,100      6,336,525
                                                                                                   -------------
                                                                                                     25,807,663
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $289,183,880).............                 384,061,184
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.7%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 0.7%
                       Federal Home Loan Mortgage Discount Notes 5.04% due 1/22/99
                         (cost $2,581,072).........................................  $ 2,600,000      2,581,072
                                                                                                   -------------
                       REPURCHASE AGREEMENT -- 2.9%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.9%
                       Agreement with SBC Warburg, bearing interest at 5.30%, dated
                         11/30/98, to be repurchased 12/01/98 in the amount of
                         $11,657,716 and collateralized by $7,272,000 of U.S.
                         Treasury Notes, bearing interest at 10.625%, due 08/15/15
                         and having an approximate aggregate value of $11,935,485
                         (cost $11,656,000)........................................   11,656,000     11,656,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $303,420,952)
                                                                              99.9%                  398,298,256
                       Other assets less liabilities --                        0.1                       564,959
                                                                             ------                -------------
                       NET ASSETS --                                         100.0%                 $398,863,215
                                                                             ======                =============


              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 97.6%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------

                       CONSUMER DISCRETIONARY -- 11.0%
                       Housing -- 1.7%
                       Home Depot, Inc. ...........................................      79,000   $  3,930,250

                       Retail -- 9.3%
                       Borders Group, Inc.+........................................      56,400      1,367,700
                       CVS Corp. ..................................................      92,900      4,586,938
                       Fred Meyer, Inc.+...........................................      66,250      3,370,469
                       Rite Aid Corp. .............................................     110,500      5,124,437
                       Safeway, Inc.+..............................................     111,800      5,904,437
                       Wal-Mart Stores, Inc. ......................................      24,600      1,852,688
                                                                                                  -------------
                                                                                                    26,136,919
                                                                                                  -------------
                       CONSUMER STAPLES -- 4.8%
                       Food, Beverage & Tobacco -- 2.6%
                       Anheuser-Busch Cos., Inc. ..................................      40,400      2,449,250
                       PepsiCo, Inc. ..............................................      96,400      3,729,475

                       Household Products -- 2.2%
                       Clorox Co. .................................................       8,400        932,925
                       Colgate-Palmolive Co. ......................................      12,900      1,104,562
                       Procter & Gamble Co. .......................................      36,800      3,224,600
                                                                                                  -------------
                                                                                                    11,440,812
                                                                                                  -------------
                       ENERGY -- 5.3%
                       Energy Services -- 1.0%
                       Halliburton Co. ............................................      34,500      1,013,438
                       Schlumberger Ltd. ..........................................      21,500        960,781
                       Transocean Offshore, Inc. ..................................      17,100        422,156

                       Energy Sources -- 4.3%
                       Amoco Corp. ................................................     100,600      5,929,112
                       USX-Marathon Group, Inc. ...................................     149,500      4,242,063
                                                                                                  -------------
                                                                                                    12,567,550
                                                                                                  -------------
                       FINANCE -- 14.3%
                       Banks -- 4.7%
                       Bank One Corp. .............................................      88,636      4,548,135
                       BankAmerica Corp. ..........................................      56,519      3,684,332
                       Mellon Bank Corp. ..........................................      26,800      1,686,725
                       U.S. Bancorp................................................      37,100      1,365,744

                       Financial Services -- 7.6%
                       Capital One Financial Corp. ................................      28,900      3,179,000
                       Citigroup, Inc. ............................................      63,400      3,181,887
                       Federal Home Loan Mortgage Corp. ...........................      91,300      5,523,650
                       Morgan Stanley, Dean Witter & Co. ..........................      43,800      3,055,050
                       ReliaStar Financial Corp. ..................................      25,000      1,175,000
                       Wells Fargo Co. ............................................      58,400      2,102,400

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.0%
                       American International Group, Inc. .........................      34,300   $  3,224,200
                       UNUM Corp. .................................................      27,500      1,481,563
                                                                                                  -------------
                                                                                                    34,207,686
                                                                                                  -------------
                       HEALTHCARE -- 17.9%
                       Drugs -- 14.0%
                       Bristol-Myers Squibb Co. ...................................      53,300      6,532,581
                       Cardinal Health, Inc., Class A..............................      54,600      3,746,925
                       Elan Corp. PLC ADR+.........................................      24,400      1,662,250
                       Pfizer, Inc. ...............................................      65,000      7,255,625
                       Schering-Plough Corp. ......................................      53,400      5,680,425
                       Warner-Lambert Co. .........................................      81,900      6,183,450
                       Watson Pharmaceuticals, Inc.+...............................      43,200      2,327,400

                       Medical Products -- 3.9%
                       Baxter International, Inc. .................................      49,900      3,171,769
                       Becton Dickinson & Co. .....................................      25,000      1,062,500
                       Genzyme Corp.+..............................................      26,200      1,102,038
                       Genzyme Molecular Oncology+.................................           1              3
                       Medtronic, Inc. ............................................      57,200      3,871,725
                                                                                                  -------------
                                                                                                    42,596,691
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 6.6%
                       Business Services -- 2.0%
                       ServiceMaster Co. ..........................................      52,600      1,130,900
                       Waste Management, Inc. .....................................      84,400      3,618,650

                       Electrical Equipment -- 2.6%
                       General Electric Co. .......................................      67,200      6,081,600

                       Multi-Industry -- 2.0%
                       Tyco International Ltd. ....................................      73,400      4,830,637
                                                                                                  -------------
                                                                                                    15,661,787
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 1.5%
                       Broadcasting & Media -- 1.5%
                       CBS Corp. ..................................................      40,100      1,195,481
                       Chancellor Media Corp.+.....................................      32,400      1,221,075
                       Clear Channel Communications, Inc.+.........................      24,900      1,164,075
                                                                                                  -------------
                                                                                                     3,580,631
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 31.3%
                       Communication Equipment -- 0.7%
                       Tellabs, Inc.+..............................................      30,100      1,627,281

                       Computers & Business Equipment -- 7.8%
                       Cisco Systems, Inc.+........................................      44,075      3,322,153
                       EMC Corp.+..................................................      62,300      4,516,750
                       International Business Machines Corp. ......................      50,400      8,316,000
                       Staples, Inc.+..............................................      75,250      2,629,047

                       Electronics -- 5.1%
                       Intel Corp. ................................................      92,100      9,912,263
                       Micron Technology, Inc.+....................................      27,300      1,127,831
                       Tandy Corp. ................................................      24,500      1,104,031

                       Software -- 12.4%
                       Amazon.com, Inc.+...........................................       3,300        633,600
                       America Online, Inc.+.......................................      37,900      3,318,619
                       BMC Software, Inc.+.........................................      65,000      3,319,062
                       Compuware Corp.+............................................      82,700      5,148,075

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Software (continued)
                       HBO & Co. ..................................................     122,600   $  3,057,338
                       J.D. Edwards & Co.+.........................................      32,100      1,115,475
                       Microsoft Corp.+............................................      72,800      8,881,600
                       Oracle Corp.+...............................................      68,200      2,335,850
                       Sterling Commerce, Inc.+....................................      34,100      1,236,125
                       Yahoo!, Inc.+...............................................       2,600        499,200

                       Telecommunications -- 5.3%
                       AirTouch Communications, Inc.+..............................     117,200      6,702,375
                       Liberty Media Group, Series A+..............................      58,950      2,376,422
                       Tele-Communications, Inc., Class A+.........................      84,400      3,565,900
                                                                                                  -------------
                                                                                                    74,744,997
                                                                                                  -------------
                       UTILITIES -- 4.9%
                       Telephone -- 4.9%
                       AT&T Corp. .................................................      51,000      3,177,938
                       BellSouth Corp. ............................................      30,900      2,696,025
                       MCI WorldCom, Inc.+.........................................      64,504      3,805,736
                       SBC Communications, Inc. ...................................      41,900      2,008,581
                                                                                                  -------------
                                                                                                    11,688,280
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $182,821,412).............                232,625,353
                                                                                                  -------------

                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 3.0%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 2.3%
                       Receivables Capital Corp. 5.00% due 12/01/98................  $2,795,000      2,795,000
                       Receivables Capital Corp. 5.36% due 12/01/98................   2,580,000      2,580,000
                                                                                                  -------------
                                                                                                     5,375,000
                                                                                                  -------------
                       FEDERAL AGENCY OBLIGATIONS -- 0.7%
                       Federal Home Loan Bank Discount Notes 4.72% due 12/02/98....   1,800,000      1,799,764
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $7,174,764)...............                  7,174,764
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $189,996,176)                               100.6%                  239,800,117
                       Liabilities in excess of other assets --             (0.6)                   (1,501,645)
                                                                           ------                 -------------
                       NET ASSETS --                                       100.0%                 $238,298,472
                                                                           ======                 =============

              -----------------------------

              + Non-income producing Securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 99.0%                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 15.9%
                       Housing -- 5.6%
                       Home Depot, Inc. ...........................................    1,517,900   $   75,515,525
                       Lowe's Cos., Inc. ..........................................       43,100        1,820,975

                       Retail -- 10.3%
                       Dayton Hudson Corp. ........................................    1,095,900       49,315,500
                       Kohl's Corp.+...............................................      430,600       21,180,137
                       Kroger Co.+.................................................      208,200       11,047,613
                       Rite Aid Corp. .............................................      305,700       14,176,838
                       Wal-Mart Stores, Inc. ......................................      642,500       48,388,281
                                                                                                   ---------------
                                                                                                      221,444,869
                                                                                                   ---------------
                       CONSUMER STAPLES -- 4.2%
                       Food, Beverage & Tobacco -- 3.0%
                       Coca-Cola Co. ..............................................      100,700        7,055,294
                       Philip Morris Cos., Inc. ...................................      621,700       34,776,343

                       Household Products -- 1.2%
                       Colgate-Palmolive Co. ......................................      124,200       10,634,625
                       Gillette Co. ...............................................      131,300        6,031,594
                                                                                                   ---------------
                                                                                                       58,497,856
                                                                                                   ---------------
                       FINANCE -- 19.1%
                       Banks -- 3.7%
                       BankAmerica Corp. ..........................................      378,300       24,660,431
                       Fifth Third Bancorp.........................................       93,400        6,199,425
                       U.S. Bancorp................................................      547,600       20,158,525

                       Financial Services -- 13.3%
                       Associates First Capital Corp., Class A.....................      461,831       35,965,089
                       Citigroup, Inc. ............................................      368,050       18,471,509
                       Federal Home Loan Mortgage Corp. ...........................      355,400       21,501,700
                       Federal National Mortgage Association.......................      258,700       18,820,425
                       MBNA Corp. .................................................    1,758,900       39,905,044
                       Morgan Stanley, Dean Witter & Co. ..........................      293,100       20,443,725
                       Washington Mutual, Inc. ....................................      779,364       30,200,355

                       Insurance -- 2.1%
                       American International Group, Inc. .........................       86,900        8,168,600
                       General Reinsurance Corp.+..................................       27,400        6,397,900
                       Progressive Corp. ..........................................      104,100       15,445,838
                                                                                                   ---------------
                                                                                                      266,338,566
                                                                                                   ---------------
                       HEALTHCARE -- 13.5%
                       Drugs -- 12.4%
                       Bristol-Myers Squibb Co. ...................................      386,100       47,321,381
                       Merck & Co., Inc. ..........................................       88,100       13,644,488
                       Pfizer, Inc. ...............................................      499,700       55,779,012
                       Schering-Plough Corp. ......................................      422,000       44,890,250
                       Warner-Lambert Co. .........................................      146,800       11,083,400

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services -- 1.1%
                       IMS Health, Inc. ...........................................      232,700   $   15,445,463
                                                                                                   ---------------
                                                                                                      188,163,994
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 7.3%
                       Aerospace & Military Technology -- 1.1%
                       United Technologies Corp. ..................................      139,400       14,941,937

                       Electrical Equipment -- 1.6%
                       General Electric Co. .......................................      245,600       22,226,800

                       Multi-Industry -- 4.6%
                       Tyco International Ltd. ....................................      988,400       65,049,075
                                                                                                   ---------------
                                                                                                      102,217,812
                                                                                                   ---------------
                       INFORMATION & ENTERTAINMENT -- 3.2%
                       Broadcasting & Media -- 0.6%
                       Gannett Co., Inc. ..........................................      120,700        7,792,694

                       Leisure & Tourism -- 2.6%
                       Delta Air Lines, Inc. ......................................      112,000        6,013,000
                       Northwest Airlines Corp., Class A+..........................      496,800       12,451,050
                       UAL Corp.+..................................................      286,800       18,265,575
                                                                                                   ---------------
                                                                                                       44,522,319
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 33.8%
                       Communication Equipment -- 5.8%
                       Nokia Corp., Class A ADR....................................      832,400       81,575,200

                       Computers & Business Equipment -- 12.4%
                       Cisco Systems, Inc.+........................................      921,200       69,435,450
                       Compaq Computer Corp. ......................................       99,400        3,230,500
                       Dell Computer Corp.+........................................    1,135,300       69,040,431
                       EMC Corp.+..................................................      431,100       31,254,750

                       Electronics -- 2.7%
                       Intel Corp. ................................................      352,100       37,894,762

                       Software -- 4.8%
                       America Online, Inc.+.......................................       95,300        8,344,706
                       HBO & Co. ..................................................      821,700       20,491,144
                       Microsoft Corp.+............................................      311,500       38,003,000

                       Telecommunications -- 8.1%
                       AirTouch Communications, Inc.+..............................    1,209,300       69,156,844
                       Liberty Media Group, Series A+..............................      647,900       26,118,469
                       Lucent Technologies, Inc. ..................................      167,200       14,389,650
                       Tele-Communications, Inc., Class A+.........................       63,700        2,691,325
                                                                                                   ---------------
                                                                                                      471,626,231
                                                                                                   ---------------
                       UTILITIES -- 2.0%
                       Telephone -- 2.0%
                       MCI WorldCom, Inc.+.........................................      484,700       28,597,300
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,118,106,141)...........                 1,381,408,947
                                                                                                   ---------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.1%                                   AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 2.1%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 4.50% due 12/01/98@...................................  $29,405,000   $   29,405,000
                       U.S. GOVERNMENT -- 0.0%
                       United States Treasury Bills 4.45% due 12/17/98.............       50,000           49,901
                       United States Treasury Bills 4.62% due 12/17/98@............      320,000          319,343
                                                                                                   ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $29,774,244)..............                    29,774,244
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,147,880,385)                         101.1%                       1,411,183,191
                       Liabilities in excess of other assets --         (1.1)                         (15,043,171)
                                                                       ------                      ---------------
                       NET ASSETS --                                   100.0%                       $1,396,140,020
                                                                       ======                      ===============

              -----------------------------

              +  Non-income producing securities

              ADR -- American Depository Receipt

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                        ----------------------------------------------------------------------------------------------------------
                       NUMBER OF                                     EXPIRATION       VALUE AT       VALUE AS OF       UNREALIZED
                       CONTRACTS   DESCRIPTION                          DATE         TRADE DATE   NOVEMBER 30, 1998   APPRECIATION
                       -----------------------------------------------------------------------------------------------------------
                        24 Long    Standard & Poor's 500 Index....  December 1998    $6,217,500      $6,975,000         $757,500
                                                                                                                        ========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 94.0%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------

                       AUSTRALIA -- 0.2%
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................      202,700   $    681,156
                                                                                                   -------------
                       BRAZIL -- 0.4%
                       Telecomunicacoes Brasileiras SA -- Telebras ADR
                         (Information Technology)+.................................       17,000      1,611,813
                                                                                                   -------------
                       CANADA -- 0.7%
                       Northern Telecom Ltd. (Information Technology)..............       65,200      3,044,025
                                                                                                   -------------
                       DENMARK -- 0.4%
                       Ratin AS, Class B (Multi-industry)..........................        7,900      1,476,120
                                                                                                   -------------
                       FINLAND -- 2.7%
                       Enso OY, Series R (Materials)...............................      186,400      1,644,121
                       Nokia Corp., Class A ADR (Information Technology)+..........       93,638      9,166,849
                       Orion-Yhtyma OY, Class B (Healthcare).......................       29,398        669,626
                                                                                                   -------------
                                                                                                     11,480,596
                                                                                                   -------------
                       FRANCE -- 5.9%
                       Assurances Generales de France (Finance)+...................       32,000      1,895,521
                       Banque Nationale de Paris (Finance)+........................       50,000      3,823,033
                       Carrefour SA (Consumer Discretionary).......................        3,675      2,599,992
                       Compagnie de St. Gobain (Materials).........................       18,786      2,773,719
                       Compagnie Francaise d' Etudes de Construction Technip
                         (Industrial & Commercial).................................       26,000      2,202,770
                       Sanofi SA (Healthcare)......................................        2,800        499,543
                       Schneider SA (Industrial & Commercial)+.....................       41,200      2,531,006
                       Suez Lyonnaise des Eaux (Multi-industry)....................       25,000      4,934,789
                       Valeo SA (Consumer Discretionary)...........................       43,400      3,715,074
                                                                                                   -------------
                                                                                                     24,975,447
                                                                                                   -------------
                       GERMANY -- 1.3%
                       BASF AG (Materials).........................................       30,000      1,135,312
                       Merck KGAA (Healthcare).....................................       61,680      2,508,721
                       Schmalbach-Lubeca AG (Materials)............................       13,658      1,968,453
                                                                                                   -------------
                                                                                                      5,612,486
                                                                                                   -------------
                       GREECE -- 0.1%
                       Panafon Hellenic Telecom SA GDR (Information Technology)+...       33,800        611,104
                                                                                                   -------------
                       HONG KONG -- 0.3%
                       China Telecom (Hong Kong) Ltd. (Information Technology)+....      562,000      1,121,387
                                                                                                   -------------
                       INDIA -- 0.4%
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)+..............................................       57,000        602,775
                       Videsh Sanchar Nigam Ltd. GDR (Information Technology)+.....      104,000      1,063,400
                                                                                                   -------------
                                                                                                      1,666,175
                                                                                                   -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       IRELAND -- 0.6%
                       CRH PLC (Industrial & Commercial)...........................      165,400   $  2,496,293
                                                                                                   -------------
                       ITALY -- 2.0%
                       Banca di Roma (Finance)+....................................    1,800,000      3,112,963
                       ENI SpA (Energy)............................................      389,000      2,411,927
                       UniCredito Italiano SpA (Finance)...........................      480,000      2,727,549
                                                                                                   -------------
                                                                                                      8,252,439
                                                                                                   -------------
                       JAPAN -- 8.8%
                       Bridgestone Corp. (Consumer Discretionary)..................      108,000      2,524,675
                       Canon, Inc. (Information Technology)........................       90,000      1,987,013
                       Credit Saison Co., Ltd. (Finance)...........................       60,000      1,368,507
                       Daito Trust Construction Co. (Industrial & Commercial)......      125,130      1,013,634
                       Daiwa Securities Co., Ltd. (Finance)........................      600,000      2,137,987
                       FamilyMart Co., Ltd. (Consumer Discretionary)...............       77,200      3,740,942
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....       90,000      3,360,390
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............       81,000      2,906,007
                       Japan Tobacco, Inc. (Consumer Staples)......................          368      3,225,974
                       KAO Corp. (Consumer Staples)................................       89,000      1,683,198
                       Nintendo Co., Ltd. (Information & Entertainment)............       16,100      1,491,080
                       Rohm Co., Ltd. (Information Technology).....................       12,200      1,029,870
                       Takeda Chemical Industries Ltd. (Healthcare)................       91,000      3,065,341
                       TDK Corp. (Information Technology)..........................       30,000      2,486,201
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............      172,000      5,025,974
                                                                                                   -------------
                                                                                                     37,046,793
                                                                                                   -------------
                       KOREA -- 0.1%
                       Korea Fund, Inc. (Finance)..................................       64,200        505,575
                                                                                                   -------------
                       MEXICO -- 0.4%
                       Fomento Economico Mexicano SA de CV, Class B ADR
                         (Consumer Staples)........................................       62,000      1,472,500
                                                                                                   -------------
                       NETHERLANDS -- 4.2%
                       Akzo Nobel NV (Materials)...................................       54,240      2,223,427
                       Equant NV (Information Technology)+.........................       63,900      3,606,356
                       ING Groep NV (Finance)......................................       83,000      4,752,033
                       Koninklijke Ahold NV (Consumer Discretionary)...............      102,800      3,563,640
                       Philips Electronics NV (Information Technology).............       19,400      1,227,367
                       Wolters Kluwer NV (Information & Entertainment)+............       12,400      2,363,232
                                                                                                   -------------
                                                                                                     17,736,055
                                                                                                   -------------
                       SPAIN -- 3.9%
                       Banco de Santander SA (Finance).............................            2             41
                       Endesa SA (Utilities).......................................      128,000      3,338,552
                       Repsol SA (Energy)..........................................       72,000      4,080,083
                       Tabacalera SA, Series A (Consumer Staples)..................      233,590      5,777,044
                       Telefonica de Espana SA (Utilities).........................       72,000      3,381,780
                                                                                                   -------------
                                                                                                     16,577,500
                                                                                                   -------------
                       SWEDEN -- 2.2%
                       Astra AB, Class A (Healthcare)..............................      160,000      2,929,467
                       Autoliv, Inc. ADR (Consumer Discretionary)..................       90,000      3,245,883
                       ForeningsSparbanken AB, Class A (Finance)...................      105,000      2,941,755
                                                                                                   -------------
                                                                                                      9,117,105
                                                                                                   -------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       SWITZERLAND -- 3.9%
                       Nestle SA (Consumer Staples)+...............................          810   $  1,682,303
                       Novartis AG (Healthcare)....................................        2,600      4,878,608
                       Schindler Holding AG (Industrial & Commercial)..............          350        576,524
                       Schindler Holding registered AG (Industrial & Commercial)...          960      1,498,818
                       Schweizerische Rueckversicherungs-Gesellschaft
                         (Consumer Discretionary)+.................................          970      2,450,877
                       Zurich Allied AG (Finance)+.................................        7,380      5,269,541
                                                                                                   -------------
                                                                                                     16,356,671
                                                                                                   -------------
                       UNITED KINGDOM -- 8.2%
                       Bank of Scotland (Finance)..................................      313,596      3,465,646
                       Beazer Group PLC (Industrial & Commercial)..................      532,000      1,513,700
                       British Aerospace PLC (Industrial & Commercial).............      238,500      2,049,581
                       British Airways PLC (Information & Entertainment)...........      406,907      2,751,807
                       Diageo PLC (Consumer Staples)...............................      264,992      2,967,847
                       Dixons Group PLC (Information Technology)...................      236,200      2,871,351
                       Kingfisher PLC (Consumer Discretionary).....................      198,944      1,896,696
                       Ladbroke Group PLC (Information & Entertainment)............      418,289      1,617,924
                       Orange PLC (Information Technology)+........................      165,000      1,687,387
                       Reuters Group PLC (Information & Entertainment).............      125,000      1,207,191
                       Tomkins PLC (Multi-industry)................................      720,395      3,338,996
                       United News & Media PLC (Information & Entertainment).......      117,000      1,129,930
                       Vodafone Group PLC (Information Technology).................      225,000      3,321,578
                       Whitbread PLC (Consumer Staples)............................      204,410      2,764,744
                       Williams PLC (Multi-industry)...............................      307,200      1,900,165
                                                                                                   -------------
                                                                                                     34,484,543
                                                                                                   -------------
                       UNITED STATES -- 47.3%
                       AES Corp. (Utilities).......................................      141,000      6,450,750
                       America Online, Inc. (Information Technology)+..............       24,000      2,101,500
                       American International Group, Inc. (Finance)................       50,550      4,751,700
                       Avon Products, Inc. (Consumer Discretionary)................      103,000      4,184,375
                       Bank One Corp. (Finance)....................................       99,800      5,120,988
                       BankAmerica Corp. (Finance).................................       92,000      5,997,250
                       Bristol-Myers Squibb Co. (Healthcare).......................       73,000      8,947,062
                       Cardinal Health, Inc., Class A (Healthcare).................       31,000      2,127,375
                       Carnival Corp., Class A (Information & Entertainment).......      145,000      5,002,500
                       Chase Manhattan Corp. (Finance).............................       82,000      5,201,875
                       Cisco Systems, Inc. (Information Technology)+...............       59,000      4,447,125
                       Citigroup, Inc. (Finance)...................................       86,599      4,346,187
                       COMPAQ Computer, Corp. (Information Technology)+............       91,100      2,960,750
                       Computer Sciences Corp. (Information Technology)+...........       29,600      1,690,900
                       Dayton Hudson Corp. (Consumer Discretionary)................       98,900      4,450,500
                       Dell Computer Corp. (Information Technology)+...............       96,400      5,862,325
                       Fleet Financial Group, Inc. (Finance).......................       45,000      1,875,938
                       Harley-Davidson, Inc. (Consumer Discretionary)..............       98,800      4,131,075
                       Hartford Life, Inc. Class A (Finance).......................       61,500      3,370,969
                       HBO & Co. (Information Technology)..........................      183,000      4,563,563
                       Home Depot, Inc. (Consumer Discretionary)...................      100,200      4,984,950
                       Household International, Inc. (Finance).....................       89,720      3,510,295
                       Humana, Inc. (Healthcare)...................................      183,300      3,631,631
                       Kroger Co. (Consumer Discretionary)+........................      113,000      5,996,062
                       Liberty Media Group, Series A (Information Technology)+.....      170,825      6,886,383
                       MBIA, Inc. (Finance)........................................       68,000      4,403,000
                       MBNA Corp. (Finance)........................................      181,987      4,128,830
                       MCI WorldCom, Inc. (Utilities)+.............................      109,300      6,448,700
                       Microsoft Corp. (Information Technology)+...................       30,000      3,660,000
                       Morgan Stanley, Dean Witter & Co. (Finance).................       50,000      3,487,500
                       Nautica Enterprises, Inc. (Consumer Discretionary)+.........      179,500      3,533,906

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       Philip Morris Cos., Inc. (Consumer Staples).................      158,000   $  8,838,125
                       PMI Group, Inc. (Finance)...................................       54,300      2,969,531
                       Rite Aid Corp. (Consumer Discretionary).....................       41,600      1,929,200
                       Sanmina Corp. (Information Technology)+.....................      113,000      5,628,813
                       Schering-Plough Corp. (Healthcare)..........................       51,500      5,478,313
                       Solectron Corp. (Information Technology)+...................      105,200      6,962,925
                       Staples, Inc. (Information Technology)+.....................       98,000      3,423,875
                       TJX Cos., Inc. (Consumer Discretionary).....................      141,000      3,613,125
                       Tyco International Ltd. (Industrial & Commercial)...........      107,000      7,041,937
                       Tyson Foods, Inc., Class A (Consumer Staples)...............       40,000        827,500
                       United Technologies Corp. (Industrial & Commercial).........       46,000      4,930,625
                       USX-Marathon Group, Inc. (Energy)...........................       79,000      2,241,625
                       Warner-Lambert Co. (Healthcare).............................       45,600      3,442,800
                       Waste Management, Inc. (Industrial & Commercial)............       78,200      3,352,825
                                                                                                   -------------
                                                                                                    198,937,183
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $339,971,797)......................                 395,262,966
                                                                                                   -------------

                                         PREFERRED STOCK -- 0.5%
                       -----------------------------------------------------------------------------------------
                       GERMANY -- 0.5%
                       Henkel KGaA (Multi-industry) (cost $1,779,489)..............       21,960      1,857,561
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $341,751,286).............                 397,120,527
                                                                                                   -------------
                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 4.0%                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 4.0%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         4.50% due 12/01/98 (cost $16,854,000).....................  $16,854,000     16,854,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $358,605,286)                                  98.5%                 413,974,527
                       Other assets less liabilities --                        1.5                    6,383,462
                                                                             ------                -------------
                       NET ASSETS --                                         100.0%                $420,357,989
                                                                             ======                =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

---------------------

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       --------------------------------------------------------------------
                       CONTRACT                     IN           DELIVERY  GROSS UNREALIZED
                       TO DELIVER              EXCHANGE FOR        DATE      DEPRECIATION
                       --------------------------------------------------------------------
                       JPY    1,302,466,400  USD   9,749,000     12/17/98     $(852,319)
                                                                              ----------
                              Net Unrealized Depreciation................     $(852,319)
                                                                              ==========

                       JPY  --   Japanese Yen
                       USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH
    & INCOME PORTFOLIO                 INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 90.4%                           SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       ARGENTINA -- 1.2%
                       YPF Sociedad Anonima ADR (Energy)...........................         52,499      $   1,548,721
                                                                                                        -------------
                       AUSTRALIA -- 1.8%
                       Cable & Wireless Optus Ltd. (Information Technology)+*......         80,100            149,986
                       Pioneer International Ltd. (Industrial & Commercial)+.......        657,000          1,395,351
                       St. George Bank Ltd. (Finance)*(1)..........................         16,300            806,850
                                                                                                        -------------
                                                                                                            2,352,187
                                                                                                        -------------
                       BELGIUM -- 1.0%
                       Electrabel SA (Utilities)...................................          3,294          1,280,284
                                                                                                        -------------
                       CANADA -- 3.9%
                       Abitibi Consolidated, Inc. (Materials)......................         54,000            509,625
                       Abitibi Consolidated, Inc. (Materials)......................         88,200            821,541
                       Bank of Nova Scotia (Finance)...............................        107,433          2,367,831
                       National Bank of Canada (Finance)...........................         86,877          1,359,145
                                                                                                        -------------
                                                                                                            5,058,142
                                                                                                        -------------
                       FRANCE -- 9.9%
                       Assurances Generales de France (Finance)+...................         14,268            845,166
                       Michelin SA, Class B (Consumer Discretionary)...............         28,375          1,224,436
                       Scor (Finance)..............................................         10,215            652,667
                       Societe Generale d'Enterprises SA+ (Finance)+...............          9,471          1,491,601
                       Societe Nationale Elf Aquitaine SA (Energy).................         20,675          2,576,562
                       STMicroelectronics NV (Information Technology)..............         34,916          2,442,622
                       Suez Lyonnaise des Eaux (Multi-industry)....................          3,423            675,671
                       Television Francais (Information & Entertainment)...........          3,407            595,860
                       Vivendi (Multi-industry)....................................          9,747          2,203,234
                                                                                                        -------------
                                                                                                           12,707,819
                                                                                                        -------------
                       GERMANY -- 7.2%
                       Bayer AG (Multi-industry)...................................         24,133            990,101
                       Deutsche Bank AG (Finance)+.................................         15,665            966,799
                       Deutsche Telekom AG (Information Technology)................         61,090          1,714,100
                       Hoechst AG (Materials)+.....................................         48,190          2,067,984
                       Thyssen AG+ (Industrial & Commercial)+......................          5,174            933,269
                       VEBA AG (Utilities).........................................         45,147          2,501,587
                                                                                                        -------------
                                                                                                            9,173,840
                                                                                                        -------------
                       GREECE -- 1.1%
                       OTE Greek Telecommunications (Information Technology).......         58,003          1,446,408
                                                                                                        -------------
                       HONG KONG -- 0.9%
                       Dao Heng Bank Group Ltd. (Finance)..........................        403,000          1,176,262
                                                                                                        -------------

---------------------

                                         COMMON STOCK (CONTINUED)                         SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       INDIA -- 1.1%
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)+..............................................        130,713      $   1,382,290
                                                                                                        -------------
                       IRELAND -- 1.8%
                       CRH PLC (Industrial & Commercial)...........................        154,111          2,336,428
                                                                                                        -------------
                       ITALY -- 5.4%
                       ENI SpA (Energy)............................................        454,908          2,820,579
                       Istituto Nazionale Delle Assicurazioni SpA (Finance)........        424,694          1,120,044
                       Telecom Italia SpA (Information Technology).................        368,167          2,981,939
                                                                                                        -------------
                                                                                                            6,922,562
                                                                                                        -------------
                       JAPAN -- 12.2%
                       Advantest Corp. (Information Technology)....................          7,000            467,045
                       Canon, Inc. (Information Technology)........................         35,000            772,727
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....         34,000          1,269,481
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............         40,000          1,435,065
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................        142,000          1,473,020
                       Nikko Securities Co., Ltd. (Finance)........................        650,000          2,194,805
                       Promise Co. (Finance).......................................         48,360          2,276,688
                       Ricoh Co. Ltd. (Information Technology).....................        146,000          1,404,302
                       Sankyo Co., Ltd. (Healthcare)...............................         62,000          1,409,091
                       Sony Corp. (Information Technology).........................         28,300          2,069,667
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............         28,000            818,182
                                                                                                        -------------
                                                                                                           15,590,073
                                                                                                        -------------
                       MEXICO -- 1.8%
                       Cemex SA de CV (Materials)..................................        284,600            689,490
                       Fomento Economico Mexicano SA de CV (Consumer Staples)+.....        709,726          1,662,588
                                                                                                        -------------
                                                                                                            2,352,078
                                                                                                        -------------
                       NETHERLANDS -- 6.9%
                       ABN Amro Holdings NV (Finance)..............................         24,113            496,746
                       Akzo Nobel NV (Materials)...................................         68,492          2,807,651
                       ING Groep NV (Finance)......................................         40,483          2,317,790
                       Philips Electronics NV (Information Technology).............         50,134          3,171,794
                                                                                                        -------------
                                                                                                            8,793,981
                                                                                                        -------------
                       NEW ZEALAND -- 1.0%
                       Telecommunications Corp. of New Zealand Ltd. ADR
                         (Information Technology)..................................        150,230            640,496
                       Telecommunications Corp. of New Zealand Ltd. IR
                         (Information Technology)..................................        317,513            680,191
                                                                                                        -------------
                                                                                                            1,320,687
                                                                                                        -------------
                       NORWAY -- 0.8%
                       Den Norske Bank ASA (Finance)...............................        262,714          1,017,523
                                                                                                        -------------
                       PORTUGAL -- 1.0%
                       Portugal Telecom SA (Information Technology)................         28,927          1,256,083
                                                                                                        -------------
                       SINGAPORE -- 1.3%
                       Development Bank of Singapore Ltd. (Finance)................        220,100          1,667,930
                                                                                                        -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                         SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       SPAIN -- 2.7%
                       Iberdrola SA (Utilities)....................................        127,234      $   2,106,611
                       Telefonica de Espana SA (Utilities).........................         28,467          1,337,071
                                                                                                        -------------
                                                                                                            3,443,682
                                                                                                        -------------
                       SWEDEN -- 5.1%
                       ForeningsSparbanken AB, Class A (Finance)...................         25,184            705,573
                       Pharmacia & Upjohn, Inc. ADR (Healthcare)...................         55,564          2,963,231
                       SKF AB, Series B+ (Materials)+..............................         82,605          1,065,805
                       Svenska Cellulosa AB, Class B (Materials)...................         54,949          1,205,259
                       Volvo AB, Class B (Consumer Discretionary)..................         28,046            651,351
                                                                                                        -------------
                                                                                                            6,591,219
                                                                                                        -------------
                       SWITZERLAND -- 5.3%
                       Julius Baer Holdings AG (Finance)...........................            519          1,683,786
                       Nestle SA (Consumer Staples)+...............................            464            963,690
                       Novartis AG (Healthcare)....................................            398            746,802
                       Swisscom AG (Utilities)+....................................          3,939          1,325,883
                       UBS AG (Finance)+...........................................          6,968          2,095,939
                                                                                                        -------------
                                                                                                            6,816,100
                                                                                                        -------------
                       UNITED KINGDOM -- 17.0%
                       Allied Zurich PLC (Finance)+................................        139,383          1,988,680
                       Bass PLC (Consumer Staples)+................................        182,655          2,518,702
                       British Airways PLC (Information & Entertainment)...........         81,030            547,985
                       British America Tobacco PLC (Consumer Staples)+.............         71,057            651,366
                       British Petroleum Co. PLC (Energy)..........................        108,752          1,697,840
                       BTR Ltd PLC (Multi-industry)................................        972,963          1,990,018
                       Cookson Group PLC (Materials)...............................        590,024          1,294,375
                       HSBC Holdings PLC+ (Finance)+...............................         82,715          2,120,487
                       National Westminster Bank PLC (Finance).....................         83,303          1,519,689
                       P & O Finance BV (Industrial & Commercial)+.................         49,698            602,511
                       Scottish & Newcastle PLC (Consumer Staples).................         83,000          1,058,270
                       Scottish Power PLC (Utilities)..............................        102,496          1,087,068
                       Siebe PLC (Industrial & Commercial).........................        520,548          1,873,933
                       Tomkins PLC (Multi-industry)................................        457,272          2,119,434
                       Unilever NV PLC (Consumer Staples)..........................         67,392            700,862
                                                                                                        -------------
                                                                                                           21,771,220
                                                                                                        -------------
                       TOTAL COMMON STOCK (cost $113,905,431)......................                       116,005,519
                                                                                                        -------------
                       WARRANTS -- 0.0%+
                       ----------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Allianz AG (Finance)........................................              1                  8
                                                                                                        -------------
                       TOTAL INVESTMENT SECURITIES (cost $113,905,431).............                       116,005,527
                                                                                                        -------------

                       SHORT-TERM SECURITIES -- 6.2%
                       ----------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.9%
                       Ciesco L.P. 5.07% due 12/09/98..............................      2,500,000          2,497,183
                                                                                                        -------------

---------------------

                       SHORT-TERM SECURITIES (CONTINUED)                                  SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 4.3%
                       Federal Home Loan Bank Consolidated Discount Note 4.78% due
                         1/22/99...................................................      2,500,000      $   2,482,739
                       Federal Home Loan Mortgage Discount Notes 5.04% due
                         1/22/99...................................................      3,000,000          2,978,160
                                                                                                        -------------
                                                                                                            5,460,899
                                                                                                        -------------
                       TOTAL SHORT-TERM SECURITIES (cost $7,958,082)...............                         7,958,082
                                                                                                        -------------

                                                                                        PRINCIPAL
                       REPURCHASE AGREEMENT -- 4.4%                                       AMOUNT
                       ----------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 4.4%
                       Agreement with SBC Warburg, bearing interest at 5.30%, dated
                         11/30/98, to be repurchased 12/01/98 in the amount of
                         $5,698,839 and collateralized by $4,973,000 of U.S.
                         Treasury Notes, bearing interest at 6.50%, due 11/15/26
                         and having an appropriate aggregate value of $5,834,291
                         (cost $5,698,000).........................................    $ 5,698,000          5,698,000
                                                                                                        -------------
                       TOTAL INVESTMENTS --
                         (cost $127,561,513)                       101.0%                                129,661,609
                       Liabilities in excess of other assets --     (1.0)                                 (1,317,742)
                                                                   ------                               -------------
                       NET ASSETS --                               100.0%                               $128,343,867
                                                                   ======                               =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              IR -- Installment Receipt

              (1) Fair valued security; see Note 2

                                                           ---------------------

                                   OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ---------------------------------------------------------------      GROSS
                           CONTRACT              IN         DELIVERY
                          TO DELIVER        EXCHANGE FOR      DATE       UNREALIZED
                                                                        APPRECIATION
                       ---------------------------------------------------------------
                       *GBP    2,131,000  USD    3,559,836   3/22/99    $    59,875
                                                                        ------------


                                                                      GROSS UNREALIZED
                                                                        APPRECIATION
                       ----
                       ---------------------------------------------------------------
                       *USD    1,797,616  GBP    1,065,500   3/22/99        (47,635)
                       *USD    1,808,665  GBP    1,065,500   3/22/99        (58,685)
                       *USD    2,649,758  JPY  307,666,700   3/15/99       (115,025)
                       *USD    1,800,801  JPY  207,092,100   3/15/99        (94,659)
                       *USD    3,647,038  JPY  408,241,200   3/15/99       (283,715)
                       *JPY  923,000,000  USD    7,056,575   3/15/99       (547,623)
                                                                        ------------
                                                                         (1,147,342)
                                                                        ------------
                             Net Unrealized Depreciation............    $(1,087,467)
                                                                        ============

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                       GBP  -- Pound Sterling
                       JPY  -- Japanese Yen
                       USD  -- United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                 INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 89.5%                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 2.4%
                       Amcor Ltd. (Materials)......................................          33,476    $    145,980
                       AMP Ltd. (Finance)+.........................................          43,800         567,471
                       Australian Gas Light Co., Ltd. (Utilities)..................          17,198         127,958
                       Boral Ltd. (Industrial & Commercial)........................          56,251          84,122
                       Brambles Industries Ltd. (Industrial & Commercial)..........          10,704         262,349
                       Broken Hill Proprietary Co., Ltd. (Energy)..................         102,400         813,939
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................          38,452         129,215
                       Coles Myer Ltd. (Consumer Discretionary)....................          54,481         282,423
                       Crown Ltd. (Information & Entertainment)....................          73,822          19,946
                       CSR Ltd. (Industrial & Commercial)..........................          53,975         129,895
                       Email Ltd. (Multi-industry).................................          17,464          26,336
                       F.H. Faulding & Co., Ltd. (Healthcare)+.....................           6,536          31,007
                       Fosters Brewing Group Ltd. (Consumer Staples)...............          86,773         227,364
                       General Property Trust (Real Estate)........................          65,406         126,540
                       Gio Australia Holdings Ltd. (Finance).......................          31,624         103,130
                       Goodman Fielder Wattie Ltd. (Consumer Staples)..............          63,811          68,564
                       Leighton Holdings Ltd. (Industrial & Commercial)............          15,469          62,888
                       Lend Lease Corp., Ltd. (Finance)............................          13,651         333,240
                       M.I.M. Holdings Ltd. (Materials)............................         107,990          52,927
                       National Australia Bank Ltd. (Finance)......................          68,951       1,032,010
                       News Corp., Ltd. (Information & Entertainment)..............          92,240         647,576
                       Normandy Mining Ltd. (Materials)............................         118,381         110,089
                       North Ltd. (Materials)......................................          51,012          95,519
                       Orica Ltd. (Materials)+.....................................          14,312          79,138
                       Pacific Dunlop Ltd. (Multi-industry)........................          52,118          92,678
                       Pioneer International Ltd. (Industrial & Commercial)+.......          44,023          93,497
                       QBE Insurance Group Ltd. (Finance)..........................          20,113          86,697
                       Rio Tintro, Ltd. (Materials)................................          13,371         172,234
                       Santos Ltd. (Energy)........................................          29,740          86,241
                       Schroders Property Fund (Real Estate).......................          27,586          45,761
                       Smith (Howard) Ltd. (Multi-industry)........................           9,256          59,783
                       Southcorp Ltd. (Multi-industry).............................          30,738         100,164
                       Stockland Trust Group (Real Estate).........................          14,973          37,351
                       TABCORP Holdings Ltd. (Information & Entertainment).........          16,774         112,619
                       Telstra Corp. (Information Technology)+.....................         252,247       1,122,176
                       Western Mining Corp. Holdings Ltd. (Materials)+.............          67,701         213,508
                       Westfield Trust (Real Estate)...............................          53,428         123,207
                       Westfield Trust new shares (Real Estate)+...................           1,061           2,400
                       Westpac Banking Corp., Ltd. (Finance).......................          94,023         627,423
                                                                                                       -------------
                                                                                                          8,535,365
                                                                                                       -------------
                       AUSTRIA -- 0.4%
                       Austria Mikro Systeme International AG (Information
                         Technology)...............................................             154           6,065
                       Austria Tabak AG (Consumer Staples).........................           1,137          85,743
                       Austrian Airlines Osterreische Luftverkehrs AG (Information
                         & Entertainment)+.........................................           1,084          34,515
                       Bank Austria AG (Finance)...................................           5,431         280,777
                       Bank Austria AG (Finance)+..................................             513          24,286
                       Bau Holdings AG (Consumer Discretionary)....................             243          10,995

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       AUSTRIA (continued)
                       BBAG Oesterrichische Brau-Beteiligungs AG (Consumer
                         Staples)..................................................             474    $     26,610
                       Boehler-Uddeholm AG (Materials).............................             571          26,649
                       BWT AG (Industrial & Commercial)............................              87          17,860
                       Flughafen Wien AG (Industrial & Commercial).................           1,097          48,809
                       Generali AG Holding Vienna (Finance)........................             366          80,042
                       Lenzing AG (Materials)+.....................................             191          11,459
                       Mayr-Melnhof Karton AG (Materials)..........................             619          28,371
                       Oesterreichische Elektrizitaetswirtschafts AG, Class A
                         (Utilities)...............................................           1,578         245,932
                       OMV AG (Energy).............................................           1,381         130,179
                       Radex Heraklith Industriebeteiligungs AG (Materials)........             724          19,170
                       VA Technologies AG (Industrial & Commercial)................             775          64,938
                       Wienerberger Baustoffindustrie AG (Materials)...............             446          85,205
                                                                                                       -------------
                                                                                                          1,227,605
                                                                                                       -------------
                       FRANCE -- 8.8%
                       Accor SA (Information & Entertainment)......................           3,270         718,467
                       Alcatel Alsthom Compagnie General d'Electricite (Information
                         Technology)...............................................           7,133         942,842
                       AXA SA de CV (Finance)+.....................................          15,084       1,948,734
                       Banque Nationale de Paris (Finance)+........................           9,925         758,872
                       Bouygues SA (Consumer Discretionary)........................           1,282         238,860
                       Canal Plus (Information & Entertainment)....................           1,592         365,736
                       Cap Gemini SA (Industrial & Commercial).....................           3,116         455,690
                       Carrefour SA (Consumer Discretionary).......................           1,868       1,321,574
                       Compagnie de St. Gobain (Materials).........................           4,088         603,586
                       Compagnie Financiere de Paribas SA (Finance)................           7,683         684,680
                       Eridania Beghin-Say SA (Consumer Staples)...................           1,447         268,076
                       Essilor International SA (Healthcare).......................             533         207,515
                       Etablissements Economiques du Casino Guichard-Perrachon SA
                         (Consumer Discretionary)..................................           4,225         401,023
                       France Telecom SA (Information Technology)..................          31,097       2,159,058
                       Groupe Danone (Consumer Staples)............................           3,715       1,083,966
                       Imetal SA (Materials).......................................             772          71,919
                       Klepierre (Real Estate).....................................           6,110         625,047
                       L'Air Liquide SA (Materials)................................           4,002         680,224
                       L'Air Liquide SA registered (Materials).....................               7           1,190
                       L'Oreal (Consumer Staples)..................................           2,890       1,798,757
                       Lafarge SA (Materials)......................................           5,003         471,351
                       Lagardere Group S.C.A. (Industrial & Commercial)............           5,260         214,035
                       Legrand SA (Information Technology).........................           1,478         400,597
                       Michelin SA, Class B (Consumer Discretionary)...............           5,857         252,741
                       Moet Henessy Louis Vuitton (Consumer Staples)...............           4,160         803,600
                       Pathe SA (Information & Entertainment)......................             406          85,636
                       Pernod-Ricard (Consumer Staples)............................           3,266         212,463
                       Peugeot SA (Consumer Discretionary).........................           2,481         392,480
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......           5,070         864,427
                       Promodes (Consumer Discretionary)...........................             903         590,286
                       Rhone-Poulenc Rorer SA, Class A (Materials).................          15,756         785,141
                       Sagem SA (Industrial & Commercial)..........................             237         165,049
                       Sanofi SA (Healthcare)......................................           5,157         920,051
                       Schneider SA (Industrial & Commercial)+.....................           6,311         387,699
                       Silic Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Real Estate)....................................           1,825         352,862
                       Simco SA registered (Real Estate)...........................           5,827         516,208
                       Societe BIC SA (Information Technology).....................           2,508         156,497
                       Societe Eurafrance SA (Finance).............................             191         120,861
                       Societe Generale d'Enterprises SA (Finance)+................           4,520         711,861
                       Societe Nationale Elf Aquitaine SA (Energy).................          11,936       1,487,489
                       Sodexho Alliance SA (Industrial & Commercial)...............           1,524         296,003

---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Sophia SA (Real Estate).....................................           7,500    $    313,621
                       Suez Lyonnaise des Eaux (Multi-industry)....................           5,892       1,163,031
                       Thomson CSF (Industrial & Commercial).......................           5,801         218,205
                       Total SA, Class B (Energy)..................................          11,410       1,413,916
                       Unibail (Union du Credit -- Bail Immobilier) SA (Real
                         Estate)...................................................           4,295         599,422
                       USINOR SACILOR (Materials)..................................          12,014         135,150
                       Valeo SA (Consumer Discretionary)...........................           3,189         272,981
                       Vivendi (Multi-industry)....................................           7,285       1,646,718
                                                                                                       -------------
                                                                                                         31,286,197
                                                                                                       -------------
                       GERMANY -- 7.4%
                       Adidas-Salomon AG (Consumer Discretionary)..................           1,788         194,984
                       Agiv AG (Multi-industry)....................................           1,811          40,886
                       Allianz Holding AG (Finance)................................           9,023       3,247,099
                       AMB Aachener Und Muenchner Beteiligungs-AG (Finance)........             775         121,975
                       Axa Colonia Konzern AG (Finance)............................             911         106,864
                       BASF AG (Materials).........................................          22,775         861,891
                       Bayer AG (Multi-industry)...................................          26,195       1,074,698
                       Beiersdorf AG, Series A (Healthcare)........................              17           1,112
                       Bilfinger & Berger Bau AG (Consumer Discretionary)..........           2,396          52,964
                       Brau Und Brunnen AG (Consumer Staples)......................              42           3,615
                       Continental AG (Consumer Discretionary).....................           4,332         106,228
                       DaimlerChrysler AG (Consumer Discretionary)+................          36,394       3,417,468
                       Degussa AG (Materials)......................................           2,675         133,241
                       Deutsche Bank AG (Finance)+.................................          18,551       1,144,914
                       Deutsche Lufthansa AG (Information & Entertainment).........          13,205         288,783
                       Deutsche Telekom AG (Information Technology)................          78,744       2,209,446
                       Deutz AG (Industrial & Commercial)+.........................           2,563          24,324
                       Dresdner Bank AG (Finance)..................................          17,988         805,852
                       FAG Kugelfischer George Schaefer AG (Industrial &
                         Commercial)...............................................           5,541          48,994
                       Heidelberg Zement AG (Materials)............................             736          54,231
                       Hochtief AG (Industrial & Commercial).......................           3,892         150,844
                       HypoVereinsbank (Finance)...................................          14,818       1,282,212
                       Karstadt AG (Consumer Discretionary)........................             443         207,601
                       Linde AG (Industrial & Commercial)..........................             292         165,583
                       MAN AG (Industrial & Commercial)............................             476         134,962
                       Mannesmann AG (Industrial & Commercial).....................          13,195       1,427,264
                       Merck KGAA (Healthcare).....................................           7,945         323,148
                       Metro AG (Consumer Discretionary)...........................           8,685         541,389
                       Munchener Ruckversicherungs AG (Finance)+...................           2,974       1,367,397
                       Preussag AG (Multi-industry)................................             627         229,519
                       RWE AG (Utilities)..........................................          15,665         828,751
                       SAP AG (Information Technology).............................           2,230       1,009,543
                       Schering AG (Healthcare)....................................           2,832         350,567
                       Siemens AG (Industrial & Commercial)........................          20,644       1,435,935
                       STRABAG AG (Industrial & Commercial)........................               9             573
                       Thyssen AG (Industrial & Commercial)+.......................           1,478         266,597
                       VEBA AG (Utilities).........................................          18,110       1,003,472
                       Viag AG (Multi-industry)....................................           1,073         660,960
                       Volkswagen AG (Consumer Discretionary)......................          10,730         872,846
                                                                                                       -------------
                                                                                                         26,198,732
                                                                                                       -------------
                       HONG KONG -- 1.9%
                       Bank of East Asia Ltd. (Finance)............................          62,000         115,705
                       Cathay Pacific Airways Ltd. (Industrial & Commercial).......         148,000         143,355
                       Cheung Kong Holdings Ltd. (Real Estate).....................          95,000         684,005
                       CLP Holdings Ltd. (Utilities)...............................         103,000         541,405
                       Hang Lung Development Co., Ltd. (Real Estate)...............          48,000          55,482
                       Hang Seng Bank Ltd. (Finance)...............................          84,200         742,174

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       HONG KONG (continued)
                       Hong Kong & China Gas Co., Ltd. (Utilities)+................         191,000    $    254,075
                       Hong Kong Telecommunications Ltd. (Information
                         Technology)...............................................         520,000         993,930
                       Hong Kong & Shanghai Hotels Ltd. (Information &
                         Entertainment)............................................          37,000          30,583
                       Hopewell Holdings Ltd. (Real Estate)........................         263,000          33,287
                       Hutchison Whampoa Ltd. (Multi-industry)+....................         169,000       1,205,896
                       Hysan Development Co., Ltd. (Real Estate)...................          48,000          70,050
                       Johnson Electric Holdings Ltd. (Information Technology).....          23,200          51,835
                       New World Development Co., Ltd. (Real Estate)...............          99,000         240,372
                       Shangri-La Asia Ltd. (Information & Entertainment)..........          34,000          30,298
                       Sino Land Co., Ltd. (Real Estate)...........................         227,000         116,534
                       South China Morning Post (Holdings) Ltd.
                         (Information & Entertainment).............................          48,000          26,656
                       Sun Hung Kai Properties Ltd. (Real Estate)+.................         109,000         781,286
                       Swire Pacific Ltd., Class A (Multi-industry)................          69,000         312,786
                       Television Broadcasting Ltd. (Information &
                         Entertainment)............................................          18,000          46,494
                       Varitronix International Ltd. (Industrial & Commercial).....           6,000          11,468
                       Wharf Holdings Ltd. (Multi-industry)........................         120,000         189,849
                                                                                                       -------------
                                                                                                          6,677,525
                                                                                                       -------------
                       ITALY -- 6.7%
                       Alitalia SpA (Information & Entertainment)..................          92,254         340,512
                       Assicurazione Generali SpA (Finance)........................          66,730       2,490,830
                       Banca Commerciale Italiana SpA (Finance)+...................         120,200         822,205
                       Banca Intesa SpA (Finance)..................................         128,900         719,415
                       Banca Popolare di Milano (Finance)..........................          16,000         146,212
                       Benetton Group SpA (Consumer Discretionary).................         114,280         209,545
                       Burgo (Cartiere) SpA (Materials)............................           6,700          41,881
                       Ciga SpA (Information & Entertainment)+.....................         342,330         299,380
                       Edison SpA (Utilities)......................................          46,000         462,807
                       ENI SpA (Energy)............................................         536,000       3,323,376
                       Falck Acciaierie & Ferriere Lombarde (Materials)............           2,000          15,562
                       Fiat SpA (Consumer Discretionary)...........................         277,720         851,471
                       Fiat SpA nonconvertible (Consumer Discretionary)............          66,870         120,026
                       Immobilare Metanopoli SpA (Real Estate).....................          54,200          66,792
                       Impreglio SpA (Industrial & Commercial).....................          30,000          25,450
                       Istituto Mobilare Italiano SpA (Finance)....................          93,222       1,528,957
                       Istituto Nazionale Delle Assicurazioni SpA (Finance)........         266,010         701,547
                       Italcementi Fabbriche Riunicemento SpA (Materials)..........          10,050         101,173
                       Italcementi Fabbriche Riunicemento SpA nonconvertible
                         (Materials)...............................................          15,150          72,199
                       Italgas-Societa Italiana Per il Gas SpA (Utilities)+........          30,900         152,684
                       La Rinascente (Consumer Discretionary)......................          15,000         146,852
                       Magneti Marelli SpA (Industrial & Commercial)...............          22,500          39,180
                       Mediaset SpA (Information & Entertainment)..................          73,500         518,515
                       Mediobanca SpA (Finance)....................................          43,440         524,978
                       Montedison SpA (Multi-industry).............................         264,650         315,894
                       Montedison SpA nonconvertible (Multi-industry)..............          87,100          76,742
                       Olivetti SpA (Information Technology)+......................         190,720         499,579
                       Parmalat Finanziaria SpA (Consumer Staples)+................         117,920         221,835
                       Pirelli SpA (Consumer Discretionary)........................         149,000         463,033
                       Reno De Medici SpA (Materials)..............................           1,300           4,334
                       Riunione Adriatica de Sicur Ras SpA (Finance)...............          32,500         436,300
                       Riunione Adriatica de Sicur Ras SpA nonconvertible
                         (Finance).................................................             165           1,557
                       S.A.I Societa Assicuratrice Industriale SpA (Finance).......           8,950         100,436
                       Sirti SpA (Consumer Discretionary)..........................          12,600          72,461
                       SNIA BPD SpA (Multi-industry)...............................          63,000          90,013
                       Telecom Italia Mobile SpA RNC (Information Technology)......         105,000         441,941
                       Telecom Italia Mobile SpA (Information Technology)..........         430,400       2,818,514
                       Telecom Italia SpA (Information Technology).................         243,055       1,968,604
                       Telecom Italia SpA nonconvertible (Information
                         Technology)+..............................................          64,709         404,106

---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       ITALY (continued)
                       UniCredito Italiano SpA (Finance)...........................         288,283    $  1,638,137
                       Unione Immobiliare SpA (Real Estate)+.......................         815,471         407,796
                                                                                                       -------------
                                                                                                         23,682,831
                                                                                                       -------------
                       JAPAN -- 16.4%
                       77 Bank, Ltd. (Finance).....................................          14,000         130,341
                       Acom Co., Ltd. (Finance)....................................           5,300         320,495
                       Ajinomoto Co., Inc. (Consumer Staples)......................          54,000         490,032
                       AOKI Corp. (Industrial & Commercial)........................          56,400          33,877
                       Asahi Bank Ltd. (Finance)...................................          77,000         293,750
                       Asahi Breweries Ltd. (Consumer Staples).....................          34,400         497,013
                       Asahi Chemical Industry Co., Inc. (Materials)...............         100,000         415,584
                       Asahi Glass Co., Ltd. (Materials)...........................          94,200         547,461
                       Bank of Tokyo-Mitsubishi Ltd. (Finance).....................         212,400       2,310,195
                       Bank of Yokohama Ltd. (Finance).............................          28,000          59,091
                       Bridgestone Corp. (Consumer Discretionary)..................          37,400         874,286
                       Canon, Inc. (Information Technology)........................          41,200         909,610
                       Casio Computer Co., Ltd. (Information Technology)...........          20,600         159,182
                       Chiba Bank Ltd. (Finance)...................................          27,000         101,688
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................          34,400         293,461
                       Credit Saison Co., Ltd. (Finance)...........................           6,000         136,851
                       Dai Nippon Printing Co. Ltd. (Industrial & Commercial)......          38,400         556,364
                       Daiei, Inc. (Consumer Discretionary)........................          35,200          94,000
                       Daikin Industries Ltd. (Industrial & Commercial)............          34,400         301,558
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....          34,400         364,383
                       Daiwa Securities Co., Ltd. (Finance)........................         128,000         456,104
                       Denso Corp. (Consumer Discretionary)........................          12,859         248,413
                       East Japan Railway Co. (Industrial & Commercial)............             199       1,154,911
                       Ebara Corp. (Industrial & Commercial).......................          22,600         189,312
                       Fanuc Ltd. (Information Technology).........................          14,200         449,513
                       Fuji Bank Ltd. (Finance)....................................         203,000         802,443
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....          20,600         769,156
                       Fujitsu Ltd. (Information Technology).......................          82,400         951,078
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......          24,600          82,865
                       Gunma Bank Ltd. (Finance)...................................          14,000         104,659
                       Hankyu Corp. (Industrial & Commercial)......................          43,000         174,513
                       Hazama Corp. (Industrial & Commercial)......................          32,300          22,809
                       Hitachi Ltd. (Information Technology)+......................         166,800       1,003,237
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............          40,000       1,435,065
                       Industrial Bank of Japan Ltd. (Finance).....................          93,000         501,989
                       Ito-Yokado Co. Ltd. (Consumer Discretionary)................          16,600       1,013,247
                       Japan Airlines Co., Ltd. (Information & Entertainment)......         105,100         266,162
                       Japan Energy Corp. (Energy).................................          79,400          79,916
                       Joyo Bank Ltd. (Finance)....................................          14,000          51,136
                       Jusco Co., Ltd. (Consumer Discretionary)....................          17,800         338,807
                       Kajima Corp. (Industrial & Commercial)......................          65,800         175,182
                       Kansai Electric Power Co., Inc. (Utilities).................          42,800         858,084
                       KAO Corp. (Consumer Staples)................................          43,800         828,360
                       Kawasaki Steel Corp. (Materials)............................          53,000          79,586
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....          76,500         379,395
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................          67,800         703,315
                       Komatsu Ltd. (Industrial & Commercial)......................          60,800         311,403
                       Kubota Ltd. (Industrial & Commercial).......................          95,000         218,994
                       Kumagai Gumi Co., Ltd. (Industrial & Commercial)............         103,800          85,938
                       Kyocera Corp. (Information Technology)......................           9,900         466,875
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................          31,400         153,687
                       Marubeni Corp. (Consumer Discretionary).....................          90,200         164,000
                       Marui Co., Ltd. (Consumer Discretionary)....................           7,800         138,969

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Matsushita Electric Industrial Co., Ltd. (Industrial &
                         Commercial)+..............................................          85,000    $  1,366,071
                       Mitsubishi Chemical Corp. (Materials).......................         101,000         188,555
                       Mitsubishi Corp. (Consumer Discretionary)...................          89,000         570,698
                       Mitsubishi Electric Corp. (Information Technology)..........         118,800         300,857
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................          28,000         267,273
                       Mitsubishi Heavy Industries Ltd. (Industrial &
                         Commercial)...............................................         181,400         678,778
                       Mitsubishi Materials Corp. (Materials)......................          63,600         113,571
                       Mitsubishi Trust & Banking Corp. (Finance)..................          44,800         323,636
                       Mitsui & Co. (Consumer Discretionary).......................          91,600         522,685
                       Mitsui Engineering & Shipbuilding Co., Ltd. (Industrial &
                         Commercial)...............................................          65,800          66,227
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................          22,000         168,571
                       Mitsui Trust & Banking Co., Ltd. (Finance)..................           2,000           2,679
                       Mitsukoshi Ltd. (Consumer Discretionary)....................          35,200          98,000
                       Murata Manufacturing Co., Ltd. (Information Technology).....          14,800         579,026
                       Mycal Corp. (Consumer Discretionary)........................          21,600         135,000
                       NEC Corp. (Information Technology)..........................          58,800         500,182
                       NGK Insulators Ltd. (Industrial & Commercial)...............          34,400         376,390
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........          25,400         131,948
                       Nippon Fire & Marine Insurance Co., Ltd. (Finance)..........          31,400         107,555
                       Nippon Light Metal Co., Ltd. (Materials)....................          31,400          34,153
                       Nippon Meat Packers, Inc. (Consumer Staples)................          32,400         450,234
                       Nippon Oil Co., Ltd. (Energy)...............................          96,200         316,242
                       Nippon Steel Corp. (Materials)..............................         374,000         680,000
                       Nippon Telegraph & Telephone Corp. (Utilities)..............             507       3,786,039
                       Nippon Yusen Kabushiki Kaish (Industrial & Commercial)......          95,000         289,164
                       Nissan Motor Co. Ltd. (Consumer Discretionary)..............         120,600         371,981
                       NKK Corp. (Materials).......................................         197,200         140,857
                       Nomura Securities Co., Ltd. (Finance).......................          66,000         641,250
                       Odakyu Electric Railway Co., Ltd. (Industrial &
                         Commercial)...............................................          37,000         120,130
                       Oji Paper Co., Ltd. (Materials)+............................          67,800         304,330
                       Orix Corp. (Finance)........................................           1,500         107,021
                       Osaka Gas Co., Ltd. (Utilities).............................         134,200         392,143
                       Penta Ocean Construction Co., Ltd. (Consumer
                         Discretionary)............................................          31,400          68,050
                       Pioneer Electronic Corp. (Industrial & Commercial)..........           9,600         157,792
                       Rohm Co., Ltd. (Information Technology).....................           4,800         405,195
                       Sakura Bank Ltd. (Finance)..................................         127,400         324,705
                       Sankyo Co., Ltd. (Healthcare)...............................          24,600         559,091
                       Sanwa Bank Ltd. (Finance)...................................          65,000         588,271
                       Sanyo Electric Co., Ltd. (Information Technology)...........          86,000         242,922
                       Secom Co., Ltd. (Industrial & Commercial)...................           8,000         591,558
                       Sega Enterprises Ltd. (Information & Entertainment).........           6,800         164,481
                       Sekisui House Ltd. (Consumer Discretionary).................          33,400         324,782
                       Sharp Corp. (Information Technology)........................          56,800         500,688
                       Shimano, Inc. (Information & Entertainment).................           8,800         230,000
                       Shimizu Corp. (Consumer Discretionary)......................          48,000         157,792
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................          14,000         312,500
                       Shiseido Co., Ltd. (Healthcare).............................          14,600         166,028
                       Shizuoka Bank Ltd. (Finance)................................          19,000         205,885
                       Showa Denko KK (Materials)..................................          63,800          56,964
                       SMC Corp (Industrial & Commercial)..........................           2,400         179,026
                       Sony Corp. (Information Technology).........................          14,100       1,031,177
                       Sumitomo Bank, Ltd. (Finance)...............................          81,000         900,073
                       Sumitomo Chemical Co., Ltd. (Materials).....................         126,400         438,091
                       Sumitomo Corp. (Consumer Discretionary).....................          64,400         351,795
                       Sumitomo Electric Industries Ltd. (Industrial &
                         Commercial)...............................................          45,200         491,623
                       Sumitomo Forestry Co., Ltd. (Materials).....................          19,800         136,607
                       Sumitomo Metal Industries Ltd. (Materials)..................         120,800         144,136
                       Sumitomo Metal Mining Co., Ltd. (Materials).................          32,400         116,766

---------------------
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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Sumitomo Osaka Cement Co., Ltd. (Materials).................          32,200    $     61,420
                       Taisei Corp. (Consumer Discretionary).......................          67,800         129,326
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................          20,600         509,984
                       Taiyo Yuden Co., Ltd. (Information Technology)..............          39,000         435,268
                       Takeda Chemical Industries Ltd. (Healthcare)................          39,200       1,320,455
                       Teijin Ltd. (Materials).....................................          67,800         242,693
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............          43,200         124,481
                       Tohoku Electric Power Co., Inc. (Utilities).................          22,900         371,753
                       Tokai Bank Ltd. (Finance)...................................          64,000         323,636
                       Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........          93,000       1,049,270
                       Tokyo Electric Power Co., Inc. (Utilities)..................          55,500       1,265,869
                       Tokyo Electron Ltd. (Information Technology)................           4,100         153,084
                       Tokyo Gas Co. Ltd. (Utilities)..............................         126,400         296,507
                       Tokyu Corp. (Industrial & Commercial).......................          53,000         138,953
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........          44,200         523,799
                       Toray Industries, Inc. (Materials)..........................          99,100         470,564
                       Toto Ltd. (Materials).......................................          34,200         255,390
                       Toyobo Co., Ltd. (Consumer Discretionary)...................          67,800          83,099
                       Toyota Motor Corp. (Consumer Discretionary).................         138,200       3,499,870
                       Ube Industries Ltd. (Materials).............................          63,800          90,107
                       Yokogawa Electric Corp. (Information Technology)............          35,000         173,864
                                                                                                       -------------
                                                                                                         58,044,981
                                                                                                       -------------
                       NETHERLANDS -- 3.9%
                       ABN Amro Holdings NV (Finance)..............................          43,999         906,413
                       AEGON NV (Finance)..........................................          17,000       1,818,619
                       Akzo Nobel NV (Materials)...................................          10,200         418,122
                       Buhrmann NV (Materials).....................................           2,720          44,230
                       Elsevier NV (Information & Entertainment)...................          18,500         242,791
                       Getronics NV (Information Technology)+......................           2,623         114,655
                       Hagemeyer NV (Consumer Discretionary).......................           2,500          87,710
                       Heineken NV (Consumer Staples)..............................           9,475         481,045
                       ING Groep NV (Finance)......................................          28,342       1,622,676
                       KLM Royal Dutch Air Lines NV (Information &
                         Entertainment)............................................           2,521          68,939
                       Koninklijke Ahold NV (Consumer Discretionary)...............          16,253         563,423
                       Koninklijke KPN BT NV (Information Technology)..............          13,791         594,890
                       Koninklijke Nedlloyd NV (Industrial & Commercial)...........             750          10,235
                       Oce-Van Der Grinten NV (Information Technology)+............           2,859         100,455
                       Philips Electronics NV (Information Technology).............          10,950         692,766
                       Rodamco NV (Real Estate)....................................          12,817         307,600
                       Royal Dutch Petroleum Co. (Energy)..........................          66,000       3,161,015
                       Stork NV (Industrial & Commercial)..........................           1,488          37,890
                       TNT Post Group NV (Industrial & Commercial)+................          14,889         374,453
                       UNI-INVEST NV (Finance).....................................          17,930         265,310
                       Unilever NV (Consumer Staples)..............................          20,000       1,563,358
                       Vedior NV (Industrial & Commercial)+........................           2,300          46,901
                       Wolters Kluwer NV (Information & Entertainment)+............           2,193         417,949
                                                                                                       -------------
                                                                                                         13,941,445
                                                                                                       -------------
                       NORWAY -- 0.1%
                       Choice Hotels Scandinavia ASA (Information &
                         Entertainment)+...........................................          90,200         108,421
                       Linstow ASA (Real Estate)...................................          42,670         222,254
                                                                                                       -------------
                                                                                                            330,675
                                                                                                       -------------
                       PORTUGAL -- 1.2%
                       Banco Commercial Portugues SA (Finance)+....................          17,023         518,523
                       Banco Espirito Santo e Comercial de Lisboa (Finance)........          10,400         322,345
                       Banco Pinto & Sotto Mayor (Finance).........................              20             365
                       BPI-SGPS SA (Finance)+......................................           6,900         223,899

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       PORTUGAL (continued)
                       Brisa-Auto Estradas de Portugal SA (Industrial &
                         Commercial)...............................................           5,200    $    280,976
                       Cimpor-Cimentos de Portugal SGPS SA (Industrial &
                         Commercial)+..............................................           7,800         246,646
                       CIN-Corparacao Industrial de Norte SA (Materials)...........             300          12,235
                       Companhia de Seguros Tranquilidade (Finance)................           1,500          48,932
                       Electricidad de Portugal SA (Utilities).....................          52,300       1,158,347
                       INAPA-Investimentos Participacoes e Gestao SA (Materials)...             800           7,882
                       Jeronimo Martins SGPS SA (Consumer Staples).................           5,900         289,294
                       Portucel Industrial-Empresa Produtora de Celulose SA
                         (Materials)...............................................           9,300          59,660
                       Portugal Telecom SA (Information Technology)................          17,300         751,210
                       Sociedade de Construcoes Soares da Costa SA (Industrial &
                         Commercial)+..............................................             300           1,328
                       Somague-Sociedade Gestora de Participacoes SA (Industrial &
                         Commercial)...............................................           1,800          10,761
                       Sonae Investimentos-Sociedade Gestora de Participacoes
                         Sociais SA (Industrial & Commercial)......................           3,900         183,875
                       Unicer-Uniao Cervejjeira SA (Consumer Staples)..............           1,500          34,102
                                                                                                       -------------
                                                                                                          4,150,380
                                                                                                       -------------
                       SINGAPORE -- 2.1%
                       Asia Foods & Properties Ltd. (Consumer Staples).............          22,666           4,647
                       City Developments Ltd. (Real Estate)........................         100,000         475,902
                       Creative Technology Ltd. (Information Technology)+..........          11,300         207,572
                       Cycle & Carriage Ltd. (Consumer Discretionary)..............          47,000         162,413
                       DBS Land Ltd. (Real Estate).................................         149,000         212,276
                       Development Bank of Singapore Ltd. (Finance)................          81,000         613,822
                       Fraser & Neave Ltd. (Consumer Staples)......................          37,800         130,621
                       Hotel Properties Ltd. (Real Estate).........................          60,000          31,464
                       Inchcape Marketing Services Ltd. (Multi-industry)+..........           8,000           3,613
                       Inchcape Motors Ltd. (Multi-industry).......................           3,000           4,165
                       Keppel Corp., Ltd. (Multi-industry).........................         138,000         363,092
                       NatSteel Ltd. (Materials)...................................          49,000          64,759
                       Neptune Orient Lines Ltd. (Industrial & Commercial).........         144,000          56,308
                       Overseas Chinese Banking Corp. Ltd. (Finance)...............         128,534         787,022
                       Overseas Union Enterprise Ltd. (Information &
                         Entertainment)............................................          24,000          41,467
                       Parkway Holdings Ltd. (Healthcare)..........................          42,000          77,915
                       Robinson & Co., Ltd. (Consumer Discretionary)...............           5,400          16,369
                       Sembcorp Industries Ltd. (Industrial & Commercial)+.........         201,331         239,229
                       Shangri-La Hotel Ltd. (Information & Entertainment).........          11,400          16,587
                       Singapore Airlines Ltd. (Information & Entertainment).......         137,000         955,138
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................          45,918         492,724
                       Singapore Technologies Engineering Ltd. (Industrial &
                         Commercial)...............................................         357,000         389,573
                       Singapore Telecommunications Ltd. (Information
                         Technology)...............................................         763,000       1,272,052
                       Straits Trading Co., Ltd. (Real Estate).....................           6,000           4,620
                       United Industrial Corp., Ltd. (Multi-industry)..............         176,000          76,823
                       United Overseas Bank Ltd. (Finance).........................         106,000         613,701
                       United Overseas Land Ltd. (Real Estate).....................          84,000          58,563
                       Venture Manufacturing Ltd. (Information Technology).........          25,000          95,484
                                                                                                       -------------
                                                                                                          7,467,921
                                                                                                       -------------
                       SPAIN -- 5.8%
                       Acerinox SA (Materials).....................................           6,935         164,787
                       Autopistas Concesionaria Espana SA (Industrial &
                         Commercial)...............................................          21,486         327,462
                       Azucarera Ebro Agricolas SA (Consumer Staples)+.............           4,050          95,674
                       Banco Bilbao Vizcaya SA (Finance)...........................         177,150       2,798,074
                       Banco Central Hispanoamericano SA (Finance).................         113,100       1,300,630
                       Banco de Santander SA (Finance).............................          83,100       1,698,268
                       Corporacion Bancaria de Espana SA (Finance).................          43,000       1,000,901
                       Corporacion Financiera Alba SA (Multi-industry).............           1,325         174,219
                       Corporacion Mapfre SA (Finance).............................           5,336         147,863

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SPAIN (continued)
                       Dragados & Construcciones SA (Industrial & Commercial)......           5,350    $    172,897
                       Empresa Nacional Celulos SA (Materials).....................           1,375          22,099
                       Endesa SA (Utilities).......................................          81,250       2,119,198
                       Ercros SA (Materials).......................................          14,800          21,941
                       Fomento de Construcciones y Contratas SA (Consumer
                         Discretionary)............................................           5,400         322,092
                       Gas Natural SDG, SA (Utilities).............................          13,400       1,128,812
                       Iberdrola SA (Utilities)....................................          77,800       1,288,133
                       Mapfre Vida Seguros (Finance)...............................              26             998
                       Metrovacesa SA (Real Estate)................................           5,424         149,174
                       Portland Valderrivas SA (Materials).........................             225           9,103
                       Repsol SA (Energy)..........................................          25,500       1,445,029
                       Sociedad General de Aguas de Barcelona SA (Utilities).......           4,082         233,015
                       Tabacalera SA, Series A (Consumer Staples)..................          13,500         333,876
                       Telefonica de Espana SA (Utilities).........................          89,345       4,196,461
                       Union Electrica Fenosa SA (Utilities).......................          26,800         396,384
                       Uralita SA (Materials)......................................           5,400          59,668
                       Vallehermoso SA (Real Estate)...............................          54,399         640,653
                       Viscofan Industria Navarra De Envolturas Celulsicas SA
                         (Consumer Staples)........................................           1,400          42,674
                       Zardoya Otis SA (Industrial & Commercial)...................           6,625         202,169
                                                                                                       -------------
                                                                                                         20,492,254
                                                                                                       -------------
                       SWEDEN -- 2.3%
                       ABB AB, Class A (Industrial & Commercial)+..................          23,000         248,710
                       ABB AB, Class B (Industrial & Commercial)+..................           9,600         102,630
                       AGA AB, Series B (Materials)................................           5,650          66,650
                       Asticus AB (Real Estate)+...................................          36,480         309,304
                       Astra AB, Class A (Healthcare)..............................          45,566         834,275
                       Astra AB, Class B (Healthcare)..............................          11,000         196,670
                       Atlas Copco AB, Class A (Industrial & Commercial)...........           4,450         101,435
                       Atlas Copco AB, Class B (Industrial & Commercial)...........           2,400          52,642
                       Castellum AB (Real Estate)..................................          59,370         554,451
                       Diligentia AB (Real Estate).................................          43,610         292,055
                       Electrolux AB (Consumer Discretionary)......................          10,600         161,514
                       Ericsson L.M. Telecommunications Co., Class B (Information
                         Technology)...............................................          65,800       1,827,329
                       Fastighets AB Tornet (Real Estate)..........................          19,620         255,557
                       ForeningsSparbanken AB, Class A (Finance)...................          12,000         336,200
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......           7,100         524,343
                       NetCom Systems AB, Class B (Information Technology)+........           3,700         142,762
                       OM Gruppen AB (Finance).....................................           2,500          35,942
                       Piren AB, Series B (Real Estate)............................          13,420          98,943
                       Sandvik AB, Class A (Materials).............................           6,800         124,502
                       Sandvik AB, Class B (Materials).............................           2,800          51,610
                       Securitas AB, Series B (Industrial & Commercial)............           9,244         137,445
                       Skandia Forsakrings AB (Finance)............................          17,800         252,630
                       Skandinaviska Enskilda Bank, Series A (Finance).............          20,700         235,285
                       Skanska AB, Series B (Industrial & Commercial)..............           4,300         119,415
                       SKF AB, Series B (Materials)+...............................           3,000          38,707
                       SSAB Svenskt Stal AB, Series A (Materials)..................           4,200          37,675
                       Stora Kopparbergs Bergslags Aktiebolag, Class A
                         (Materials)...............................................          10,650         130,868
                       Svenska Cellulosa AB, Class B (Materials)...................           7,700         168,893
                       Svenska Handelsbank, Series A (Finance)+....................           7,400         298,255
                       Trelleborg AB, Class B (Multi-industry).....................           5,100          42,928
                       Volvo AB, Class A (Consumer Discretionary)..................           5,100         114,998
                       Volvo AB, Class B (Consumer Discretionary)..................          10,600         246,178
                       WM-Data AB, Class B (Information Technology)................           2,500         105,984
                                                                                                       -------------
                                                                                                          8,246,785
                                                                                                       -------------

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SWITZERLAND -- 6.5%
                       ABB AG (Information Technology)+............................             390    $    485,161
                       Adecco SA (Industrial & Commercial).........................             755         327,673
                       Alusuisse-Lonza Group Ltd. (Multi-industry).................             250         315,119
                       Credit Suisse Group (Finance)...............................          10,950       1,882,117
                       Georg Fischer AG, Series B (Industrial & Commercial)........             135          46,022
                       Holderbank Financiere Glarus AG (Materials).................             285         329,843
                       Nestle SA (Consumer Staples)+...............................           1,615       3,354,222
                       Novartis AG (Healthcare)....................................           2,625       4,925,517
                       Roche Holdings AG Gerusscheine NPV (Healthcare).............             284       3,335,673
                       Roche Holdings AG (Healthcare)..............................              68       1,218,721
                       SAirGroup (Information & Entertainment).....................             650         143,612
                       Schweizerische Rueckversicherungs-Gesellschaft (Consumer
                         Discretionary)+...........................................             600       1,516,007
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................              70          55,146
                       Sulzer AG (Multi-industry)..................................             170          96,061
                       Swatch Group AG (Consumer Discretionary)....................             205         115,691
                       Swisscom AG (Utilities)+....................................           2,750         925,661
                       UBS AG (Finance)+...........................................           8,323       2,503,516
                       Valora Holdings AG (Industrial & Commercial)................             265          69,272
                       Zurich Allied AG (Finance)+.................................           1,945       1,388,788
                                                                                                       -------------
                                                                                                         23,033,822
                                                                                                       -------------
                       THAILAND -- 0.0%
                       Advance Agro PCL (Materials)................................             660             521
                       CMIC Finance & Security PCL (Finance)(1)....................           6,700               0
                       Finance One PCL (Finance)(1)................................          37,700               0
                       General Finance & Securities PCL (Finance)(1)...............           7,650               0
                       Univest Land PCL (Real Estate)(1)...........................          22,500               0
                                                                                                       -------------
                                                                                                                521
                                                                                                       -------------
                       UNITED KINGDOM -- 23.6%
                       Abbey National PLC (Finance)................................          77,650       1,575,381
                       Albert Fisher Group PLC (Consumer Staples)..................          55,153           5,686
                       Alldays PLC (Consumer Discretionary)........................           2,933           8,466
                       Allders PLC (Consumer Discretionary)........................           3,826           5,869
                       Allied Zurich PLC (Finance)+................................          86,030       1,227,453
                       AMEC PLC (Industrial & Commercial)..........................          11,188          33,033
                       Anglian Water PLC (Utilities)...............................          34,916         497,020
                       Arjo Wiggins Appleton PLC (Materials).......................          38,825          74,286
                       Associated British Foods PLC (Consumer Staples).............          27,750         280,584
                       Associated British Ports Holdings PLC (Industrial &
                         Commercial)...............................................          27,950         144,991
                       Astec (BSR) PLC (Utilities).................................          17,054          23,910
                       Barclays PLC (Finance)......................................          94,245       2,137,470
                       Barratt Developments PLC (Industrial & Commercial)..........          15,998          60,164
                       Bass PLC (Consumer Staples)+................................          54,463         751,012
                       BBA Group PLC (Multi-industry)..............................           1,916          10,492
                       Beazer Group PLC (Industrial & Commercial)..................          22,119          62,935
                       Berisford PLC (Multi-industry)..............................          29,455          92,311
                       Berkeley Group PLC (Industrial & Commercial)................          11,553          92,422
                       BG PLC (Utilities)..........................................         215,535       1,477,161
                       BICC Group PLC (Industrial & Commercial)....................          50,202          51,340
                       Blue Circle Industries PLC (Materials)......................          74,077         373,890
                       BOC Group PLC (Materials)...................................          38,795         563,435
                       Boots Co. PLC (Consumer Discretionary)......................          61,000         984,028
                       BPB Industries PLC (Materials)..............................          97,923         335,960
                       British Aerospace PLC (Industrial & Commercial).............         110,952         953,480
                       British Airways PLC (Information & Entertainment)...........          66,604         450,426
                       British America Tobacco PLC (Consumer Staples)+.............          86,030         788,621

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       British Land Co. PLC (Real Estate)..........................          57,710    $    496,890
                       British Petroleum Co. PLC (Energy)..........................         326,705       5,100,530
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)............................................          88,725         733,200
                       British Steel PLC (Materials)...............................         110,975         179,387
                       British Telecommunications PLC (Information Technology).....         321,750       4,407,549
                       BTR Ltd. PLC (Multi-industry)...............................         347,322         710,384
                       Burford Holdings PLC (Real Estate)..........................         149,700         212,353
                       Burmah Castrol PLC (Energy).................................          53,329         775,838
                       Cable & Wireless PLC (Information Technology)...............         138,715       1,761,786
                       Cadbury Schweppes PLC (Consumer Staples)....................          60,996         915,549
                       Capital Corp. PLC (Information & Entertainment).............           7,320           6,882
                       Capital Shopping Centers PLC (Consumer Discretionary).......         100,160         580,709
                       Caradon PLC (Materials).....................................         106,713         179,538
                       Carpetright PLC (Consumer Discretionary)....................          19,240          63,153
                       Centrica PLC (Utilities)+...................................         244,100         509,328
                       CGU PLC (Finance)...........................................          38,848         615,788
                       Coats Viyella PLC (Consumer Discretionary)..................          49,895          20,163
                       Cobham PLC (Industrial & Commercial)........................           5,557          78,828
                       De La Rue PLC (Information & Entertainment).................           5,569          16,259
                       Delta PLC (Multi-industry)..................................           3,744           7,596
                       Diageo PLC (Consumer Staples)...............................         175,209       1,962,299
                       Dialog Corp. PLC (Information Technology)+..................           6,944           8,018
                       Elementis PLC (Multi-industry)..............................          43,290          52,125
                       EMAP PLC (Information & Entertainment)......................           9,254         176,757
                       Emi Group PLC (Information & Entertainment).................          93,513         556,824
                       Enterprise Oil PLC (Energy).................................          44,511         244,484
                       FirstGroup PLC (Industrial & Commercial)....................          43,110         278,031
                       FKI PLC (Multi-industry)....................................          35,500          86,076
                       General Electric Co. PLC (Information Technology)...........         160,975       1,315,652
                       GKN PLC (Consumer Discretionary)............................          66,550         734,367
                       Glaxo Wellcome PLC (Healthcare).............................         170,650       5,395,943
                       Granada Group PLC (Information & Entertainment).............          38,831         605,911
                       Grantchester Holdings PLC (Real Estate).....................         215,190         504,022
                       Great Universal Stores PLC (Consumer Discretionary).........          66,575         692,365
                       Greycoat PLC (Real Estate)..................................           8,495          20,318
                       Guardian Royal Exchange PLC (Finance).......................          42,296         230,225
                       Hammerson PLC (Real Estate).................................          41,860         266,517
                       Hanson PLC (Multi-industry).................................          76,121         565,010
                       House of Fraser PLC (Consumer Discretionary)................          21,504          24,829
                       HSBC Holdings PLC (Finance).................................         122,018       3,091,392
                       Hyder PLC (Utilities).......................................          13,296         178,738
                       IMI PLC (Multi-industry)....................................          41,564         181,678
                       Imperial Chemical Industries PLC (Materials)................          49,900         464,214
                       Jarvis PLC (Industrial & Commercial)........................          12,566         136,176
                       JBA Holdings PLC (Information Technology)...................           2,260           7,418
                       Johnson Matthey PLC (Multi-industry)........................          49,203         334,573
                       Kwik-Fit Holdings PLC (Consumer Discretionary)..............           3,911          35,093
                       Ladbroke Group PLC (Information & Entertainment)............          67,414         260,755
                       Laird Group PLC (Multi-industry)............................           9,983          22,383
                       Land Securities PLC (Real Estate)...........................          44,400         589,546
                       LASMO PLC (Energy)..........................................         161,908         373,215
                       Legal & General Group Ltd. PLC (Finance)....................          66,575         815,355
                       Lex Service PLC (Consumer Discretionary)....................          16,132         107,234
                       LIMIT PLC (Finance).........................................          15,306          42,667
                       Lloyds TSB Group PLC (Finance)..............................         305,124       4,240,189
                       London Clubs International PLC (Information &
                         Entertainment)............................................          35,948          83,605
                       London Forfaiting Co. PLC (Finance).........................          11,118          28,058
                       Lonrho Arfica PLC (Multi-industry)+.........................          11,101          12,268

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Lonrho PLC (Multi-industry).................................          42,135    $    210,410
                       Low & Bonar PLC (Materials).................................           2,967           6,509
                       LucasVarity PLC (Consumer Discretionary)....................         128,182         439,774
                       Manchester United PLC (Information & Entertainment).........           2,867          10,404
                       Marks & Spencer PLC (Consumer Discretionary)................         194,200       1,319,731
                       Marley PLC (Materials)......................................          67,334         117,728
                       Matthew Clark PLC (Consumer Staples)........................          35,652         140,547
                       Mayflower Corp. PLC (Consumer Discretionary)................             375             829
                       McKechnie PLC (Multi-industry)..............................           3,439          18,960
                       Meggitt PLC (Multi-industry)................................           8,797          18,718
                       MEPC PLC (Real Estate)......................................          27,529         186,172
                       Mirror Group PLC (Information & Entertainment)..............          36,930          88,862
                       Misys PLC (Information Technology)..........................          62,134         437,619
                       National Power PLC (Utilities)..............................          80,582         685,846
                       Next PLC (Multi-industry)...................................          26,981         218,069
                       NFC PLC (Industrial & Commercial)...........................          70,218         136,090
                       Ocean Group PLC (Industrial & Commercial)...................           1,568          19,398
                       Parity PLC (Information Technology).........................          15,885         128,125
                       Peninsular & Oriental Steam PLC (Industrial & Commercial)...          47,262         572,979
                       Pennon Group PLC (Industrial & Commercial)..................          18,684         344,549
                       Pilkington PLC (Materials)..................................         267,880         287,205
                       Powerscreen International PLC (Industrial & Commercial).....           3,129           6,400
                       Prudential Corp. PLC (Finance)..............................         110,910       1,617,193
                       Racal Electronic PLC (Information Technology)...............          17,560          91,527
                       Rank Group PLC (Information & Entertainment)................          98,886         370,254
                       Reed International PLC (Information & Entertainment)........          77,650         610,940
                       Reuters Group PLC (Information & Entertainment).............          81,726         789,271
                       Rexam PLC (Materials).......................................          29,449          96,178
                       Rio Tinto PLC (Materials)...................................          66,598         779,935
                       RMC Group PLC (Materials)...................................          16,650         216,960
                       Rolls-Royce PLC (Industrial & Commercial)...................          62,948         254,382
                       Royal & Sun Alliance Insurance Group PLC (Finance)..........          77,631         647,925
                       Royal Bank of Scotland Group PLC (Finance)..................          27,751         417,915
                       Rugby Group PLC (Consumer Discretionary)....................          19,092          25,139
                       Safeway PLC (Consumer Discretionary)........................          49,952         246,356
                       Sainsbury (J.) PLC (Consumer Discretionary)+................          88,772         743,106
                       Schroders PLC (Finance).....................................          16,612         340,864
                       Scotia Holdings PLC (Healthcare)+...........................           8,412          12,488
                       Scottish Hydro-Electric PLC (Utilities).....................          66,354         768,322
                       Scottish Power PLC (Utilities)..............................          55,503         588,662
                       Sears PLC (Consumer Discretionary)..........................          65,606         234,824
                       Sedgwick Group PLC (Finance)................................           4,596          16,905
                       Selfridges PLC (Consumer Discretionary).....................          11,097          40,269
                       Skillsgroup PLC (Information Technology)....................           2,557           7,297
                       Slough Estates PLC (Real Estate)............................          27,750         124,500
                       SmithKline Beecham PLC (Healthcare).........................         282,683       3,469,058
                       Smiths Industries PLC (Multi-industry)......................           9,325         132,431
                       Stagecoach Holdings PLC (Industrial & Commercial)...........          76,063         284,799
                       Tarmac PLC (Consumer Discretionary).........................          77,637         144,706
                       Taylor Woodrow PLC (Industrial & Commercial)................          44,379         117,121
                       Tesco PLC (Consumer Discretionary)..........................         316,215         933,629
                       Thames Water PLC (Industrial & Commercial)..................          35,622         680,990
                       TI Group PLC (Multi-industry)...............................          27,771         158,034
                       Torotrak PLC (Consumer Discretionary)+......................           2,495           4,115
                       Unilever NV PLC (Consumer Staples)..........................         161,125       1,675,664
                       United Utilities PLC (Utilities)............................          38,847         565,792
                       Vickers PLC (Multi-industry)................................           4,178          12,129
                       Vodafone Group PLC (Information Technology).................         183,157       2,703,868

---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Wates City of London Properties PLC (Real Estate)...........         295,610    $    360,819
                       Wickes PLC (Consumer Discretionary).........................           1,754           4,860
                       William Baird PLC (Consumer Discretionary)..................          19,274          33,381
                       WPP Group PLC (Industrial & Commercial).....................          50,471         278,053
                       Yorkshire Water PLC (Utilities).............................          32,249         290,700
                       Zeneca Group PLC (Healthcare)...............................          49,900       2,074,149
                                                                                                       -------------
                                                                                                         83,518,300
                                                                                                       -------------
                       TOTAL COMMON STOCK (cost $265,503,342)......................                     316,835,339
                                                                                                       -------------

                       PREFERRED STOCK -- 0.4%
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.1%
                       News Corp., Ltd. 5.00% (Information & Entertainment)........          83,450         524,358
                                                                                                       -------------
                       AUSTRIA -- 0.0%
                       Bau Holding AG (Consumer Discretionary).....................               2              74
                                                                                                       -------------
                       GERMANY -- 0.3%
                       SAP AG 0.37% non-voting (Information Technology)............           1,477         768,776
                       Volkswagen AG (Consumer Discretionary)......................           3,430         174,892
                                                                                                       -------------
                                                                                                            943,668
                                                                                                       -------------
                       ITALY -- 0.0%
                       Fiat SpA 2.49% (Consumer Discretionary).....................          85,850         146,426
                                                                                                       -------------
                       TOTAL PREFERRED STOCK (cost $1,095,061).....................                       1,614,526
                                                                                                       -------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                                          BONDS & NOTES -- 0.0%                      LOCAL CURRENCY)
                       ---------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         4.50% 2001 (Consumer Discretionary).......................  FRF     43,400          16,967
                       Simco SA 3.25% 2006 (Real Estate)...........................  FRF        479          51,948
                       Sodexho SA 6.00% 2004 (Industrial & Commercial).............  FRF     30,000           5,648
                                                                                                       -------------
                                                                                                             74,563
                                                                                                       -------------
                       ITALY -- 0.0%
                       La Rinascente Per L'Esercizio Grandi Magazzini SpA 4.50%
                         2000 (Consumer Discretionary).............................  ITL 16,000,000           9,544
                                                                                                       -------------
                       PORTUGAL -- 0.0%
                       Jeronimo Martins SGPS SA zero coupon 2004 (Consumer
                         Staples)..................................................  PTE  1,746,000          11,743
                                                                                                       -------------
                       TOTAL BONDS & NOTES (cost $80,967)..........................                          95,850
                                                                                                       -------------

                                                           ---------------------

                                                 RIGHTS -- 0.0%+                             RIGHTS            VALUE
                       ---------------------------------------------------------------------------------------------
                       GERMANY -- 0.0%
                       Metro AG 12/03/98 (Consumer Discretionary)..................           8,685    $     19,966
                                                                                                       -------------
                       PORTUGAL -- 0.0%
                       INAPA-Investimentos Participacoes e Gestao SA 12/03/98
                         (Materials)...............................................             800             966
                       Sociedad de Construcoes Soares de Costa SA 12/31/98
                         (Consumer Discretionary)(1)...............................             300           1,062
                                                                                                       -------------
                                                                                                              2,028
                                                                                                       -------------
                       TOTAL RIGHTS (cost $0)......................................                          21,994
                                                                                                       -------------

                                            WARRANTS -- 0.0%+                           WARRANTS
                       ---------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Sodexho Alliance SA 6/07/04 (Industrial & Commercial).......               6           2,132
                       Vivendi 5/02/01 (Multi-industry)............................           4,504           9,104
                                                                                                       -------------
                                                                                                             11,236
                                                                                                       -------------
                       HONG KONG -- 0.0%
                       Hong Kong & China Gas Co., Ltd. 9/30/99 (Utilities).........          11,700           1,224
                       Hong Kong & Shanghai Hotels Ltd. 12/10/98 (Information &
                         Entertainment)............................................           5,666               7
                       Hysan Development Co., Ltd. 4/30/99 (Real Estate)...........           6,500             202
                                                                                                       -------------
                                                                                                              1,433
                                                                                                       -------------
                       ITALY -- 0.0%
                       La Rinascente SpA 11/30/99 (Finance)........................           2,650           5,127
                       Mediobanca SpA 12/31/99 (Finance)...........................           2,000           1,810
                       Mediobanca SpA 12/20/00 (Finance)...........................           8,740          26,900
                                                                                                       -------------
                                                                                                             33,837
                                                                                                       -------------
                       SINGAPORE -- 0.0%
                       Asia Food & Properties Ltd. 7/12/02 (Consumer Staples)......           1,700             153
                       Keppel Land Ltd. 12/12/00 (Real Estate).....................           4,750             950
                                                                                                       -------------
                                                                                                              1,103
                                                                                                       -------------
                       TOTAL WARRANTS (cost $2,675)................................                          47,609
                                                                                                       -------------
                       TOTAL INVESTMENT SECURITIES (cost $266,682,045).............                     318,615,318
                                                                                                       -------------
                                                                                        PRINCIPAL
                       SHORT-TERM SECURITIES -- 8.4%                                     AMOUNT
                       ---------------------------------------------------------------------------------------------
                       SHORT-TERM SECURITIES -- 8.4%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 4.00% due 12/01/98 (cost $29,691,000) @...............  $   29,691,000      29,691,000
                                                                                                       -------------
                       TOTAL INVESTMENTS --
                         (cost $296,373,045)                             98.3%                           348,306,318
                       Other assets less liabilities --                   1.7                             5,867,924
                                                                        ------                         -------------
                       NET ASSETS --                                    100.0%                          $354,174,242
                                                                        ======                         =============

              -----------------------------

              + Non-income producing securities
              (1) Fair valued security; see Note 2

---------------------

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       ------------------------------------------------------------------------------------------------------
                                                                                                VALUE AS OF      UNREALIZED
                       NUMBER OF                                  EXPIRATION       VALUE AT     NOVEMBER 30,    APPRECIATION/
                       CONTRACTS           DESCRIPTION               DATE         TRADE DATE        1998        DEPRECIATION
                       ------------------------------------------------------------------------------------------------------
                        21 Long   NIKKEI 225 Index.............  December 1998    $2,576,228     $2,552,391       $ (23,837)
                        81 Long   HANG SENG 33 Index...........  December 1998     5,476,044      5,463,289         (12,755)
                       47 Short   TOPIX TSE Index..............  December 1998     4,136,809      4,358,931        (222,122)
                        8 Short   DAX 30 Index.................  December 1998     1,494,457      1,939,328        (444,871)
                       143 Long   CAC 40 Index.................  December 1998     4,317,294      4,846,977         529,683
                       17 Short   FTSE 100 Index...............  December 1998     1,358,788      1,494,627        (135,839)
                                                                                                                  ---------
                                  Net Unrealized Depreciation...............................................      $(309,741)
                                                                                                                  =========

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ----------------------------------------------------------------
                       CONTRACT                  IN          DELIVERY  GROSS UNREALIZED
                       TO DELIVER           EXCHANGE FOR       DATE      APPRECIATION
                       ----------------------------------------------------------------
                        JPY  308,064,900   USD   2,578,380   02/26/99    $    46,069
                       *GBP    3,761,000   USD   6,233,105   02/12/99         47,647
                        JPY  508,152,190   USD   4,381,000   02/08/99        214,330
                        JPY  504,296,910   USD   4,381,000   02/08/99        245,942
                        JPY  502,276,279   USD   4,153,000   02/04/99         36,781
                        JPY  348,517,000   USD   3,079,860   02/04/99        223,719
                        USD    4,296,813   FRF  24,500,000   02/04/99         23,654
                        JPY  339,216,000   USD   2,899,827   01/29/99        122,156
                       *DEM   10,927,696   USD   6,492,138   01/19/99         34,669
                        JPY  360,377,000   USD   3,112,064   01/19/99        164,906
                        JPY  285,229,500   USD   2,370,000   01/11/99         39,792
                        JPY  140,244,750   USD   1,185,000   01/11/99         39,258
                       *FRF   46,939,421   USD   8,378,000   12/16/98        119,551
                       *USD       67,942   SGD     115,161   12/09/98          1,930
                       *USD      573,058   SGD     971,334   12/07/98         16,175
                                                                         ------------
                                                                           1,376,579
                                                                         ------------
                                                                       GROSS UNREALIZED
                                                                         DEPRECIATION
                       ----------------------------------------------------------------
                       *USD    3,375,972   GBP   2,039,000   02/12/99        (22,569)
                       *USD    4,360,155   DEM   7,119,000   01/19/99       (153,348)
                       *DEM    1,167,894   USD     690,000   01/19/99           (140)
                        JPY  878,526,000   USD   6,723,242   12/21/98       (432,123)
                       *USD    5,238,198   FRF  29,083,000   12/16/98       (121,380)
                       *USD       51,206   FRF     286,977   12/16/98           (715)
                       *USD    7,430,454   FRF  42,069,000   12/16/98        (28,899)
                       *FRF   24,499,566   USD   4,286,363   12/16/98        (24,052)
                        JPY  499,971,000   USD   3,828,262   12/10/98       (236,565)
                        SGD      309,000   USD     183,339   12/09/98         (4,140)
                        SGD      347,000   USD     205,959   12/09/98         (4,576)
                        SGD    1,788,000   USD   1,069,250   12/09/98        (15,584)
                       *SGD      501,000   USD     286,884   12/09/98        (17,088)
                        SGD    1,193,000   USD     684,648   12/09/98        (39,181)
                       *SGD      971,334   USD     545,785   12/07/98        (43,448)
                                                                         ------------
                                                                          (1,143,808)
                                                                         ------------
                                Net Unrealized Appreciation..........    $   232,771
                                                                         ============

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                         DEM  --   Deutsche Mark   JPY  --   Japanese Yen        USD  --   United States Dollar
                         FRF  --   French Franc    PTE  --   Portuguese Escudo   SGD  --   Singapore Dollar
                         GBP  --   Pound Sterling

              See Notes to Financial Statements
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO              INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 84.6%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 1.0%
                       Multi-Industry -- 1.0%
                       The St. Joe Co. ............................................      25,100   $   591,419
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 4.8%
                       Leisure & Tourism -- 4.8%
                       MeriStar Hotels & Resorts, Inc.+............................      35,400        95,137
                       Premier Parks, Inc.+........................................      59,800     1,622,075
                       Vail Resorts, Inc.+.........................................      43,700     1,103,425
                                                                                                  ------------
                                                                                                    2,820,637
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 1.5%
                       Communication Equipment -- 1.5%
                       OmniAmerica, Inc.+..........................................      35,400       867,300
                                                                                                  ------------
                       REAL ESTATE -- 77.3%
                       Real Estate Companies -- 7.7%
                       Boardwalk Equities, Inc.+...................................     204,700     2,322,932
                       Catellus Development Corp.+.................................      60,000       843,750
                       Crescent Operating, Inc.+...................................       1,780         6,898
                       Reckson Services Industries, Inc.+..........................      23,808        69,936
                       Security Capital Group, Inc., Class B+......................      49,800       734,550
                       TrizecHahn Corp. ...........................................      28,000       577,500
                       Vornado Operating, Inc.+....................................       3,475        22,153

                       Real Estate Investment Trusts -- 69.6%
                       Alexandria Real Estate Equities, Inc. ......................      68,400     2,111,850
                       AMB Property Corp. .........................................      41,400       921,150
                       Apartment Investment & Management Co., Class A..............      41,175     1,410,244
                       Avalonbay Communities Inc. .................................      43,767     1,482,607
                       Boston Properties, Inc. ....................................      57,500     1,814,844
                       Brandywine Realty Trust.....................................      30,800       554,400
                       Camden Property Trust.......................................      31,259       802,966
                       CenterPoint Properties Corp. ...............................      79,900     2,716,600
                       Crescent Real Estate Equities Co. ..........................      54,400     1,349,800
                       Equity Office Properties Trust..............................      31,697       796,387
                       Equity Residential Properties Trust.........................       4,400       186,175
                       Essex Property Trust, Inc. .................................      30,200       934,312
                       Gables Residential Trust....................................      67,900     1,684,769
                       General Growth Properties, Inc. ............................       6,400       242,400
                       Glenborough Realty Trust, Inc. .............................      27,800       594,225
                       Golf Trust of America, Inc. ................................      16,800       438,900
                       Home Properties of New York, Inc. ..........................     104,800     2,580,700
                       JDN Realty Corp. ...........................................      86,650     1,792,572
                       Mack-Cali Realty Corp. .....................................      48,400     1,436,875
                       Meditrust Co. ..............................................      14,000       212,625
                       MeriStar Hospitality Corp. .................................      35,400       688,088
                       Parkway Properties, Inc. ...................................      40,100     1,210,519
                       Patriot American Hospitality, Inc. .........................      32,016       236,118
                       Post Properties, Inc. ......................................      14,300       546,975
                       Public Storage, Inc. .......................................      51,700     1,373,281

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       Reckson Associates Realty Corp. ............................      56,800   $ 1,309,950
                       Simon Property Group, Inc. .................................      25,800       764,325
                       SL Green Realty Corp. ......................................      40,000       855,000
                       Spieker Properties, Inc. ...................................      39,700     1,434,162
                       Starwood Hotels and Resorts.................................      50,600     1,536,975
                       Storage USA, Inc. ..........................................      47,300     1,501,775
                       The Rouse Co. ..............................................      63,700     1,739,806
                       U. S. Restaurant Properties, Inc. ..........................      50,550     1,225,837
                       Vornado Realty Trust........................................      69,500     2,641,000
                                                                                                  ------------
                                                                                                   45,705,931
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $57,068,578).......................                49,985,287
                                                                                                  ------------

                                         PREFERRED STOCK -- 5.7%
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE -- 5.7%
                       Real Estate Investment Trusts -- 5.7%
                       Camden Property Trust Convertible Series A $2.25............         700        16,888
                       Equity Residential Properties Trust Convertible Series E
                         7.00%.....................................................      29,600       714,100
                       General Growth Properties, Inc. Convertible 7.75%...........      71,800     1,848,850
                       SL Green Realty Corp. Convertible 8.00%.....................      19,300       455,962
                       The Rouse Co. Convertible Series B $3.00....................       5,400       237,600
                       Vornado Realty Trust Convertible Series A 6.50%.............       1,700        92,969
                                                                                                  ------------
                                                                                                    3,366,369
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $3,502,242).....................                 3,366,369
                                                                                                  ------------
                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 0.4%                        AMOUNT
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.4%
                       Real Estate Investment Trusts -- 0.4%
                       The Rouse Co. 5.75% 2002
                         (cost $259,221)...........................................  $  244,000       253,150
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $60,830,041)..............                53,604,806
                                                                                                  ------------

                                       REPURCHASE AGREEMENT -- 9.9%
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 9.9%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.25% dated 11/30/98 to be repurchased
                         12/01/98 in the amount of $5,860,855 and collateralized by
                         $6,140,000 of Federal Home Loan Mortgage Corp. Discount
                         Note, due 1/25/99 and having an approximate aggregate
                         value of $6,040,225 (cost $5,860,000).....................   5,860,000     5,860,000
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $66,690,041)                                 100.6%                 59,464,806
                       Liabilities in excess of other assets --              (0.6)                   (363,165)
                                                                            ------                ------------
                       NET ASSETS --                                        100.0%                $59,101,641
                                                                            ======                ============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 85.3%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.2%
                       Apparel & Textiles -- 3.0%
                       Gap, Inc. ..................................................       24,300   $  1,787,569
                       Gerber Childrenswear, Inc.+.................................       29,600        279,350
                       Mohawk Industries, Inc.+....................................       51,100      1,906,669

                       Housing -- 1.2%
                       D.R. Horton, Inc. ..........................................       42,000        792,750
                       Home Depot, Inc. ...........................................       17,000        845,750

                       Retail -- 3.0%
                       Abercrombie & Fitch Co.+....................................       33,800      1,892,800
                       CDnow, Inc.+................................................       37,500        900,000
                       Krause's Furniture, Inc.+...................................       72,500         99,687
                       Movado Group, Inc. .........................................       15,700        317,925
                       Office Depot, Inc.+.........................................       15,500        503,750
                       Restoration Hardware, Inc.+.................................        8,100        226,294
                                                                                                   -------------
                                                                                                      9,552,544
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.9%
                       Household Products -- 0.9%
                       Steiner Leisure Ltd.+.......................................       49,100      1,221,363
                                                                                                   -------------
                       ENERGY -- 1.4%
                       Energy Services -- 1.1%
                       BJ Services Co.+............................................       25,700        354,981
                       Diamond Offshore Drilling, Inc. ............................       14,300        319,962
                       Friede Goldman International, Inc.+.........................       18,500        231,250
                       Transocean Offshore, Inc. ..................................       12,500        308,594
                       Weatherford International, Inc.+............................       16,300        297,475

                       Energy Sources -- 0.3%
                       Smith International, Inc.+..................................       17,600        424,600
                                                                                                   -------------
                                                                                                      1,936,862
                                                                                                   -------------
                       FINANCE -- 10.3%
                       Banks -- 1.7%
                       Fleet Financial Group, Inc. ................................       27,000      1,125,562
                       Hamilton Bancorp, Inc.+.....................................       29,400        742,350
                       Hibernia Corp. Class A......................................       24,000        405,000

                       Financial Services -- 7.2%
                       Crestar Financial Corp. ....................................        9,500        630,562
                       Donaldson, Lufkin & Jenrette, Inc. .........................       32,000      1,286,000
                       HealthCare Financial Partners, Inc.+........................       12,500        410,938
                       Knight/Trimark Group, Inc.+.................................       40,000        632,500
                       Morgan Stanley, Dean Witter & Co. ..........................       48,000      3,348,000
                       PaineWebber Group, Inc. ....................................       32,000      1,308,000
                       Raymond James Financial, Inc. ..............................       19,000        470,250
                       The Kroll-O'Gara Co.+.......................................       47,400      1,469,400

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 1.4%
                       Annuity & Life Re Holdings, Ltd.+...........................       36,000   $    913,500
                       Reliance Group Holdings, Inc. ..............................       67,000        933,813
                                                                                                   -------------
                                                                                                     13,675,875
                                                                                                   -------------
                       HEALTHCARE -- 5.2%
                       Drugs -- 1.2%
                       Sepracor, Inc.+.............................................       19,500      1,618,500

                       Health Services -- 2.4%
                       Humana, Inc.+...............................................       72,000      1,426,500
                       U.S. Vision, Inc.+..........................................       30,000        266,250
                       United HealthCare Corp. ....................................       32,000      1,444,000
                       Vision Twenty-One, Inc.+....................................       13,300         58,187

                       Medical Products -- 1.6%
                       ADAC Laboratories+..........................................       21,600        561,600
                       MedImmune, Inc.+............................................       20,900      1,397,687
                       Nanogen, Inc.+..............................................       27,000        123,188
                       Symphonix Devices, Inc.+....................................       19,200         74,400
                                                                                                   -------------
                                                                                                      6,970,312
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 4.1%
                       Business Services -- 3.9%
                       Allied Waste Industries, Inc.+..............................       49,500      1,008,562
                       AnswerThink Consulting Group, Inc.+.........................       36,900        714,938
                       Caliber Learning Network Inc.+..............................       11,200         53,200
                       Convergys Corp.+............................................       40,000        732,500
                       ITT Educational Services, Inc.+.............................       18,900        621,338
                       Paychex, Inc. ..............................................       22,000      1,094,500
                       Sylvan Learning Systems, Inc.+..............................       32,000        930,000

                       Transportation -- 0.2%
                       Offshore Logistics, Inc.+...................................       27,100        337,056
                                                                                                   -------------
                                                                                                      5,492,094
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 14.4%
                       Broadcasting & Media -- 10.2%
                       Cablevision Systems Corp., Class A+.........................       29,100      1,204,012
                       Cinar Films, Inc., Class B+.................................       49,000      1,102,500
                       CMG Information Services, Inc.+.............................       14,200      1,100,500
                       Comcast Corp., Class A+.....................................       18,600        902,100
                       DoubleClick, Inc.+..........................................       24,000        972,000
                       HA-LO Industries, Inc.+.....................................       48,600      1,552,162
                       Jacor Communications, Inc.+.................................       18,500      1,076,469
                       META Group, Inc.+...........................................       17,000        421,813
                       NetGravity Inc.+............................................       40,000        850,000
                       RCM Technologies, Inc.+.....................................       76,100      1,379,312
                       Snyder Communications, Inc.+................................       32,700      1,162,894
                       SportsLine USA, Inc.+.......................................       13,800        238,050
                       USA Networks, Inc.+.........................................       20,900        659,656
                       Ziff-Davis, Inc.+...........................................       87,000        995,063

                       Entertainment Products -- 0.7%
                       Oakley, Inc.+...............................................       43,200        421,200
                       Sunglass Hut International, Inc.+...........................       90,300        541,800

                       Leisure & Tourism -- 3.5%
                       Carnival Corp., Class A.....................................       31,400      1,083,300
                       Outback Steakhouse, Inc.+...................................       48,700      1,728,850

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Royal Caribbean Cruises Ltd. ...............................       32,600   $    990,225
                       Travel Services International, Inc.+........................       35,700        807,713
                                                                                                   -------------
                                                                                                     19,189,619
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 36.0%
                       Communication Equipment -- 1.0%
                       Ascend Communications, Inc.+................................       24,100      1,354,119

                       Computers & Business Equipment -- 6.2%
                       Compaq Computer Corp. ......................................       32,400      1,053,000
                       Dell Computer Corp.+........................................       13,300        808,806
                       FORE Systems, Inc.+.........................................       69,700      1,054,213
                       Network Appliance, Inc.+....................................       33,200      2,494,150
                       Quantum Corp.+..............................................       64,000      1,416,000
                       Sun Microsystems, Inc.+.....................................       19,200      1,422,000

                       Electronics -- 0.9%
                       Lumen Technologies, Inc.+...................................      156,400      1,182,775

                       Software -- 21.6%
                       America Online, Inc.+.......................................       36,000      3,152,250
                       AVT Corp.+..................................................       17,900        418,413
                       Brightstar Information Technology Group, Inc.+..............       16,000        122,000
                       BroadVision, Inc.+..........................................       30,000        798,750
                       Cambridge Technology Partners, Inc.+........................       64,000      1,336,000
                       Compuware Corp.+............................................       36,500      2,272,125
                       DSET Corp.+.................................................       86,600      1,190,750
                       Entrust Technologies, Inc.+.................................       43,000        913,750
                       Excite, Inc.+...............................................       23,900      1,169,606
                       Fundtech Ltd+...............................................       16,000        272,000
                       HBO & Co. ..................................................       42,700      1,064,831
                       Icon CMT Corp.+.............................................       20,600        275,525
                       Infoseek Corp.+.............................................       44,800      1,526,000
                       J.D. Edwards & Co.+.........................................       38,500      1,337,875
                       Keane, Inc.+................................................       25,000        718,750
                       Legato Systems, Inc.+.......................................       52,800      2,524,500
                       Lycos, Inc.+................................................       20,200      1,191,800
                       Macromedia, Inc.+...........................................       15,900        444,206
                       Micromuse Inc. .............................................       24,000        547,500
                       Microsoft Corp.+............................................       26,000      3,172,000
                       Saville Systems PLC ADR+....................................       24,500        479,281
                       software.net Corp.+.........................................       41,600        904,800
                       Spyglass, Inc.+.............................................       48,200      1,132,700
                       Yahoo!, Inc.+...............................................        9,600      1,843,200

                       Telecommunications -- 6.3%
                       At Home Corp., Series A+....................................       30,700      1,788,275
                       Frontier Corp. .............................................       38,900      1,171,862
                       GST Telecommunications, Inc.+...............................      182,800      1,268,175
                       ICG Communications, Inc.+...................................       45,800      1,053,400
                       Intermedia Communications, Inc.+............................       30,300        522,675
                       Primus Telecommunications Group, Inc.+......................       23,500        299,625
                       Qwest Communications International, Inc.+...................       19,000        760,000
                       STARTEC Global Communications Corp.+........................       25,700        276,275
                       Tele-Communications, Inc., Class A+.........................       27,600      1,166,100
                                                                                                   -------------
                                                                                                     47,900,062
                                                                                                   -------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 5.8%
                       Electric Utilities -- 4.4%
                       DTE Energy Co. .............................................       32,000   $  1,396,000
                       FPL Group, Inc. ............................................       16,000        980,000
                       Niagara Mohawk Power Corp.+.................................       99,000      1,522,125
                       P P & L Resources, Inc. ....................................       32,000        874,000
                       Texas Utilities Co. ........................................       24,000      1,069,500

                       Telephone -- 1.4%
                       Century Telephone Enterprises, Inc. ........................       33,100      1,886,700
                                                                                                   -------------
                                                                                                      7,728,325
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $101,539,478)......................                 113,667,056
                                                                                                   -------------


                                             OPTIONS -- 0.8%+                         CONTRACTS
                       -----------------------------------------------------------------------------------------
                       PUT OPTIONS -- 0.7%
                       Abercrombie & Fitch Co. ....................................          112         50,400
                       America Online, Inc. .......................................          239        256,925
                       At Home Corp. ..............................................          160        136,000
                       Excite Inc. ................................................          160        228,000
                       Lycos, Inc. ................................................          160        134,000
                       Yahoo!, Inc. ...............................................           78        218,400
                       CALL OPTIONS -- 0.1%
                       Philadelphia Utility Index..................................           96         85,200
                                                                                                   -------------
                       TOTAL OPTIONS (cost $1,105,282).............................                   1,108,925
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $102,644,760).............                 114,775,981
                                                                                                   -------------

                                                                                      PRINCIPAL
                                      REPURCHASE AGREEMENT -- 13.3%                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 13.3%
                       Joint Repurchase Agreement Account (Note 3).................  $11,053,000     11,053,000
                       Joint Repurchase Agreement Account (Note 3).................    6,593,000      6,593,000
                                                                                                   -------------
                       TOTAL REPURCHASE AGREEMENT (cost $17,646,000)...............                  17,646,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $120,290,760)
                           99.4%                                                                    132,421,981
                       Other assets less liabilities --
                         0.6                                                                            760,703
                                                                             ------                -------------
                       NET ASSETS --
                       100.0%                                                                      $133,182,684
                                                                             ------                =============
                                                                             ------

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                          COMMON STOCK -- 88.4%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ARGENTINA -- 5.4%
                       Banco Rio de La Plata SA ADR+ (Finance).....................       14,800   $   173,900
                       Perez Cos. SA (Multi-industry)..............................       58,100       302,162
                       Telefonica de Argentina SA ADR (Utilities)..................       12,200       394,975
                       Transportadora De Gas Del Sur SA ADR (Utilities)............       27,800       278,000
                       YPF Sociedad Anonima ADR (Energy)...........................       19,200       566,400
                                                                                                   ------------
                                                                                                     1,715,437
                                                                                                   ------------
                       BRAZIL -- 8.6%
                       Aracruz Celulose SA ADR (Materials).........................       52,400       566,575
                       Brazil Realty SA Empreendimentos & Participacoes GDR (Real
                         Estate)*..................................................        7,100        81,650
                       Companhia Cervejaria Brahma ADR (Consumer Staples)..........       21,500       237,844
                       Companhia Energetica de Minas Gerais ADR (Materials)........       25,388       642,649
                       Companhia Forca e Luz Cataguazes SA (Utilities).............    2,500,000       236,281
                       Companhia Forca e Luz Cataguezes SA (Utilities).............        8,068           605
                       Light-Servicos de Eletricidade SA (Utilities)...............      950,000       170,073
                       Petroleo Brasileiro SA ADR+ (Energy)........................       24,800       353,117
                       Souza Cruz SA (Consumer Staples)............................       33,200       215,638
                       Telesp Celular Participacoes SA (Information Technology)....   11,500,000       210,675
                                                                                                   ------------
                                                                                                     2,715,107
                                                                                                   ------------
                       CHILE -- 4.7%
                       Banco Santander Chile ADR (Finance).........................       12,800       163,200
                       Chilectra SA ADR (Utilities)................................        7,500       163,125
                       Compania de Telecomunicaciones de Chile SA ADR
                         (Utilities)...............................................       13,700       317,669
                       Distribucion y Servicio D&S SA+ ADR (Consumer
                         Discretionary)............................................       19,000       263,625
                       Enersis SA ADR (Utilities)(1)...............................       16,200       378,675
                       Madeco SA ADR(Materials)....................................       19,500       216,937
                                                                                                   ------------
                                                                                                     1,503,231
                                                                                                   ------------
                       CHINA -- 0.6%
                       Beijing Datang Power Generation Company Ltd. (Utilities)....      290,000        93,633
                       Guangdong Kelon Electric Holdings (Industrial &
                         Commercial)...............................................       97,000        84,560
                                                                                                   ------------
                                                                                                       178,193
                                                                                                   ------------
                       CZECH REPUBLIC -- 1.5%
                       Ceske Radiokomunikace GDR (Information & Entertainment)*....       16,200       469,800
                                                                                                   ------------
                       EGYPT -- 0.6%
                       EFG Hermes Holding S A E GDR (Finance)*(1)..................       18,700       196,350
                                                                                                   ------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       GREECE -- 5.9%
                       Commercial Bank of Greece (Finance).........................        4,772   $   461,328
                       Hellenic Telecommunications ADR (Information Technology)....        1,944        23,571
                       National Bank Of Greece (Finance)...........................        3,300       589,832
                       OTE Greek Telecommunications (Information Technology).......       13,000       324,178
                       Panafon Hellenic Telecom SA (Information Technology)........       12,000       214,948
                       STET Hellas Telecommunications SA ADR (Information
                         Technology)...............................................        7,400       257,150
                                                                                                   ------------
                                                                                                     1,871,007
                                                                                                   ------------
                       HONG KONG -- 3.7%
                       Asia Satellite Telecom Holdings Ltd. (Information
                         Technology)+..............................................       92,000       152,086
                       Cheung Kong Holdings Ltd. (Real Estate).....................       38,000        91,037
                       China Telecom (HongKong) Ltd.+ (Information Technology).....      126,000       251,414
                       Dao Heng Bank Group Ltd. (Finance)..........................       39,000       113,832
                       Hang Seng Bank Ltd. (Finance)...............................        9,000        79,330
                       Henderson Land Development Co., Ltd. (Real Estate)..........       18,000        92,057
                       Johnson Electronic Holdings Ltd. (Information Technology)...       42,000        93,840
                       Sun Hung Kai Properties Ltd.+ (Real Estate).................       30,000       215,033
                       VTech Holdings Ltd. (Information Technology)................       17,000        73,550
                                                                                                   ------------
                                                                                                     1,162,179
                                                                                                   ------------
                       HUNGARY -- 2.8%
                       Magyar Olaj Rt GDR (Utilities)..............................        1,400        32,725
                       Magyar Olaj Rt GDR (Utilities)*.............................       18,700       436,163
                       Magyar Tavkozlesi Rt ADR (Information Technology)...........        6,200       169,337
                       Pick Szeged Rt GDR (Consumer Staples)*......................       31,500       248,850
                                                                                                   ------------
                                                                                                       887,075
                                                                                                   ------------
                       INDIA -- 6.0%
                       Bajaj Auto Ltd. (Consumer Discretionary)....................       10,000       130,578
                       Bharat Heavy Electricals Ltd. (Industrial & Commercial).....       23,000       126,505
                       BSES Ltd. GDR (Industrial & Commercial).....................       14,600       177,025
                       Gujarat Ambuja Cements Ltd GDR (Industrial & Commercial)*...       25,000       135,000
                       HDFC Bank Ltd (Finance).....................................        4,500       229,861
                       Hindalco Industries Ltd. GDR (Materials)*...................        4,900        56,350
                       Hindustan Lever Ltd (Consumer Staples)......................        2,200        82,358
                       Hindustan Lever Ltd. (Consumer Staples).....................        4,000       149,742
                       Hindustan Petroleum Corp. Ltd. (Energy).....................       22,000       125,707
                       Indian Hotels Co Ltd GDR (Information & Entertainment)......       11,000       103,675
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)...............................................       23,500       248,512
                       NIIT Ltd (Information Technology)...........................        4,000       128,887
                       Videsh Sanchar Nigam Ltd. GDR (Information Technology)......       20,654       210,671
                                                                                                   ------------
                                                                                                     1,904,871
                                                                                                   ------------
                       INDONESIA -- 0.2%
                       PT Telekomunikasi Indonesia ADR+ (Information Technology)...       10,000        67,500
                                                                                                   ------------
                       ISRAEL -- 2.3%
                       Bank Leumi Le Israel (Finance)..............................      241,300       333,958
                       Formula Systems Ltd. (Information Technology)...............        8,800       217,799
                       Tadiran Ltd. (Information Technology).......................        5,200       184,564
                                                                                                   ------------
                                                                                                       736,321
                                                                                                   ------------
                       MALAYSIA -- 1.6%
                       Berjaya Sports Toto Berhad (Information &
                         Entertainment)(2).........................................       78,000        80,019
                       IJM Corp Berhad (Industrial & Commercial)(2)................      348,000       153,939
                       Jaya Tiasa Holdings Berhad (Consumer Discretionary)(2)......       43,000        48,565

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       MALAYSIA (continued)
                       Malakoff Berhad (Industrial & Commercial)(2)................       38,000   $    61,694
                       PPB Oil Palms Berhad (Consumer Staples)(2)..................      207,000       150,988
                                                                                                   ------------
                                                                                                       495,205
                                                                                                   ------------
                       MEXICO -- 11.8%
                       Alfa SA de CV, Class A (Multi-industry)+....................      132,000       333,667
                       Cemex SA de CV, Class B (Materials).........................       70,500       206,087
                       Cifra SA de CV (Consumer Discretionary).....................      199,487       246,039
                       Coca Cola Femsa SA ADR + (Consumer Staples).................       20,500       304,937
                       Corporacion Moctezuma SA de CV (Materials)..................       38,000        35,379
                       Corporacion Moctezuma SA de CV Class B (Materials)..........      135,700       126,340
                       Fomento Economico Mexicano SA de CV ADR (Consumer
                         Staples)..................................................      134,200       314,374
                       G Accion SA De CV ADR (Real Estate)*(1).....................       14,400        61,200
                       Grupo Carso SA de CV (Multi-industry).......................       92,200       286,135
                       Grupo Imsa SA de C V ADR (Multi-industry)...................       25,400       247,650
                       Grupo Mexico SA (Materials).................................       53,000       128,932
                       Grupo Televisa SA de CV ADR (Information & Entertainment)...       16,700       424,806
                       Kimberly-Clark de Mexico SA de CV, Class A (Materials)......      113,400       309,923
                       Telefonos de Mexico SA ADR (Utilities)......................       15,300       712,406
                                                                                                   ------------
                                                                                                     3,737,875
                                                                                                   ------------
                       PERU -- 0.7%
                       Telefonica del Peru SA ADR (Information Technology).........       14,800       219,225
                                                                                                   ------------
                       PHILIPPINES -- 3.2%
                       Bank Of Philippine Islands (Finance)........................       45,600        99,533
                       Benpres Holdings Corp. (Multi-industry).....................      982,000       144,558
                       Cosmos Bottling Co. (Consumer Staples)......................    1,132,200       109,197
                       International Container Systems, Inc. (Materials)...........    1,505,050       133,697
                       Manila Electric Co. (Utilities).............................       72,100       230,574
                       Philippine Long Distance Telephone Co. (Utilities)..........        5,300       138,553
                       SM Prime Holdings, Inc. (Real Estate).......................      781,300       146,742
                                                                                                   ------------
                                                                                                     1,002,854
                                                                                                   ------------
                       POLAND -- 1.2%
                       @Entertainment, Inc. (Information & Entertainment)..........       16,700       121,075
                       Kredyt Bank PBI S A GDR (Finance)*..........................       15,200       243,960
                                                                                                   ------------
                                                                                                       365,035
                                                                                                   ------------
                       PORTUGAL -- 2.3%
                       Investec Consultoria International SA (Information &
                         Entertainment)............................................        9,600       358,693
                       Portugal Telecom SA (Information Technology)................        1,650        71,647
                       Portugal Telecom SA ADR (Information Technology)............        1,500        66,094
                       Semapa Sociedede de Investimento e Gestao, SGPS, SA
                         (Materials)...............................................       12,000       246,256
                                                                                                   ------------
                                                                                                       742,690
                                                                                                   ------------
                       SOUTH AFRICA -- 3.5%
                       Energy Africa Ltd GDR (Energy)*.............................        7,700        68,337
                       Liberty Life Association of Africa Ltd. (Finance)...........       19,490       333,464
                       Momentum Life Assurers, Ltd. (Finance)......................      132,343       162,733
                       Sanlam Ltd (Finance)........................................      324,700       341,655
                       Sasol Ltd. (Multi-industry).................................       47,700       185,597
                                                                                                   ------------
                                                                                                     1,091,786
                                                                                                   ------------
                       SOUTH KOREA -- 8.2%
                       Hanjin Heavy Industries (Industrial & Commercial)...........       12,000        77,239
                       Hankuk Glass Industry Co., Ltd (Materials)..................        5,500        92,255
                       Hanwha Chemical Corp. (Materials)...........................       24,000        70,498

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       SOUTH KOREA (continued)
                       Housing & Commercial Bank, Korea (Finance)..................       11,000   $    75,128
                       Korea Electric Power Corp. (Utilities)......................       29,300       564,366
                       SK Telecom Co. Ltd. (Information & Entertainment)...........          282       198,203
                       Nong Shim Co (Consumer Staples).............................        2,200       128,893
                       Pohang Iron & Steel Co., Ltd. (Materials)...................        2,650       145,316
                       Samsung Display Devices Co. (Information Technology)........        1,600        58,170
                       Samsung Electronics, Co. (Information Technology)...........       11,137       595,284
                       Samsung Fire & Marine Insurance (Finance)+..................          500       130,016
                       Samsung Securities Co (Finance).............................       16,300       256,405
                       Sindo Ricoh Co. (Information Technology)....................        2,000        63,563
                       Ssangyong Oil Refining Co., Ltd. (Energy)...................       11,000       153,612
                                                                                                   ------------
                                                                                                     2,608,948
                                                                                                   ------------
                       TAIWAN, PROVINCE OF CHINA -- 6.5%
                       Acer, Inc. GDR (Information Technology).....................       26,412       174,980
                       ASE Test Ltd. (Information Technology)......................        8,000       245,000
                       Asustek Computer, Inc. GDR (Information Technology).........       23,750       201,388
                       Bank Sinopac (Finance)......................................      290,790       116,513
                       Compal Electronics, Ltd. (Information Technology)...........       45,000       151,872
                       Hon Hai Precision Industry+ (Information Technology)........       36,780       199,515
                       Pacific Electrical Wire & Cables Co. (Industrial &
                         Commercial)...............................................      260,540       206,376
                       President Chain Stores Corp. (Consumer Discretionary).......       76,620       240,877
                       Siliconware Precision Industries Co. (Information
                         Technology)...............................................       85,000       163,739
                       Taiwan Semiconducter Manufacturing Co. Ltd. ADR (Information
                         Technology)...............................................       24,330       364,950
                                                                                                   ------------
                                                                                                     2,065,210
                                                                                                   ------------
                       THAILAND -- 2.9%
                       Advanced Information Services PCL alien shares (Information
                         & Entertainment)..........................................       25,500       148,338
                       Bangkok Bank PCL alien shares (Finance).....................       76,200       139,313
                       Electricity Generating PCL (Utilities)......................       50,300       133,762
                       PTT Exploration & Production PCL alien shares (Energy)......       11,000        88,366
                       Siam City Cement PCL alien shares (Materials)...............       10,000       209,418
                       Thai Farmers Bank alien shares (Finance)....................       86,000       154,848
                       United International Broadcasting Corp. PCL (Information &
                         Entertainment)............................................       83,700        46,371
                                                                                                   ------------
                                                                                                       920,416
                                                                                                   ------------
                       TURKEY -- 2.8%
                       Haci Omer Sabanci Holdings AS ADR (Finance)*................       54,920       237,529
                       Migros Turk TAS (Consumer Discretionary)....................      260,000       256,782
                       Vestel Elektronik Sanayi ve Ticaret AS (Information
                         Technology)...............................................    1,160,800       112,732
                       Yapi Ve Kredi Bankasi AS (Finance)..........................        3,880        46,366
                       Yapi Ve Kredi Bankasi AS GDR (Finance)......................       20,580       245,931
                                                                                                   ------------
                                                                                                       899,340
                                                                                                   ------------
                       UNITED KINGDOM -- 1.4%
                       Billiton PLC (Materials)....................................       97,300       209,376
                       Coca Cola Beverage PLC (Consumer Staples)...................       21,600        44,891
                       Lonrho PLC (Multi-industry).................................       36,038       192,448
                                                                                                   ------------
                                                                                                       446,715
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $29,618,747).......................                 28,002,370
                                                                                                   ------------

                                                           ---------------------

                                            PREFERRED STOCK -- 8.4%                       SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 7.4%
                       Banco Bradesco SA (Finance).................................   47,600,190   $   344,843
                       Embraer (Industrial & Commercial)...........................    7,000,000        76,359
                       Embratel Participacoes SA (Information Technology)..........   10,800,000       175,369
                       Gerdau SA (Materials).......................................   23,200,000       227,962
                       Tele Centro Sul Participacoes SA (Information Technology)...   34,600,000       403,076
                       Tele Nordeste Celular Participacoes SA (Information
                         Technology)...............................................   27,600,000       466,550
                       Telecomunicacoes de Sao Paulo SA (Utilities)................          893           152
                       Telesp Cellular Participacoes SA (Information Technology)...   27,600,000       284,986
                       Telesp Participacoes SA (Information Technology)............   13,000,000       364,810
                                                                                                   ------------
                                                                                                     2,344,107
                                                                                                   ------------
                       HUNGARY -- 1.0%
                       OTP Bank Rt (Finance).......................................        7,700       329,284
                                                                                                   ------------
                       TOTAL PREFERRED STOCK (cost $2,510,678).....................                  2,673,391
                                                                                                   ------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 0.5%                                           AMOUNT
                       ----------------------------------------------------------------------------------------
                       RUSSIA -- 0.5%
                       Ministry of Finance Russia 12.75% 2028......................  $   545,000       152,600
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $32,453,050)..............                 30,828,361
                                                                                                   ------------
                       REPURCHASE AGREEMENT -- 5.2%
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.2%
                       Agreement with SG Warburg & Co., Inc., bearing interest at
                         5.3%, dated 11/30/98 to be repurchased 12/01/98 in the
                         amount of $1,637,241 and collateralized by $1,022,000 of
                         U.S. Treasury Notes, bearing interest at 10.625%, due
                         08/15/15 and having an approximate aggregate value of
                         $1,677,697 (cost $1,637,000)..............................    1,637,000     1,637,000
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $34,090,050)                                102.5%                   32,465,361
                       Liabilities in excess of other assets --             (2.5)                     (780,083)
                                                                           ------                  ------------
                       NET ASSETS --                                       100.0%                  $ 31,685,278
                                                                           ======                  ============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              (1)  Fair valued security; see Note 2

              (2)  Fair valued foreign exchange rate; see Note 2

---------------------

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -----------------------------------------------------------------
                            CONTRACT              IN          DELIVERY  GROSS UNREALIZED
                           TO DELIVER        EXCHANGE FOR       DATE      APPRECIATION
                       -----------------------------------------------------------------
                       *USD        69,292  PHP     3,229,000  02/03/99     $  11,275
                       *USD        45,696  PHP     2,118,000  02/03/99         7,151
                                                                           ---------
                                                                           $  18,426
                                                                           =========

                                                                        GROSS UNREALIZED
                                                                          DEPRECIATION
                       -----------------------------------------------------------------
                       *PHP    20,407,000  USD       456,532  02/03/99      (52,644)
                                                                           ---------
                                    Net Unrealized Depreciation.......     $(34,218)
                                                                           =========

---------------

                      * Represents open forward foreign currency contracts and
                        offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                PHP -- Philippine Peso
                USD -- United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    NOVEMBER 30, 1998

                                                   CASH          GLOBAL       CORPORATE      HIGH-YIELD     WORLDWIDE
                                                MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   --------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........  $         --   $105,743,235   $125,833,480   $259,329,634   $111,413,509
   Short-term securities*....................   220,072,621      6,221,676     15,199,621      3,980,000      2,987,140
   Repurchase agreements (cost equals
    market)..................................            --             --             --     16,059,000      4,612,000
   Cash......................................     7,235,410            954          4,403            660             --
   Foreign currency..........................            --          9,513             --             --            214
   Receivables for--
    Fund shares sold.........................     4,756,205        215,048        611,293      1,650,614        205,537
    Dividends and accrued interest...........     1,250,357      2,445,619      2,478,197      5,771,151      3,068,092
    Sales of investments.....................            --             --        117,248        846,972        966,607
    Variation margin on futures contracts....            --             --             --             --         16,496
   Prepaid expenses..........................         5,597          2,530          2,126          4,999          2,291
   Unrealized appreciation on forward foreign
    currency contracts.......................            --      2,048,517             --             --         36,954
                                               ------------------------------------------------------------------------
                                                233,320,190    116,687,092    144,246,368    287,643,030    123,308,840
                                               ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................     9,522,109        190,899         83,400        466,074        144,515
    Management fees..........................       110,896         67,011         71,938        139,272         95,880
    Purchases of investments.................            --             --        478,951      2,404,490      1,687,876
    Variation margin on futures contracts....            --             --             --             --          7,183
   Unrealized depreciation on forward foreign
    currency contracts.......................            --        941,575             --             --          2,079
   Other accrued expenses....................        47,094         59,392         50,793         52,650         81,757
   Due to Custodian..........................            --             --             --             46             --
   Written call options at value (proceeds
    $1,548 on Asset Allocation)..............            --             --             --             --             --
                                               ------------------------------------------------------------------------
                                                  9,680,099      1,258,877        685,082      3,062,532      2,019,290
                                               ------------------------------------------------------------------------
   NET ASSETS................................  $223,640,091   $115,428,215   $143,561,286   $284,580,498   $121,289,550
                                               ========================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............    21,137,846      9,803,196     12,139,847     25,920,925     11,763,769
   Net asset value per share.................  $      10.58   $      11.77   $      11.83   $      10.98   $      10.31
                                               ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $213,571,824   $103,424,448   $135,935,380   $288,468,092   $144,716,391
   Accumulated undistributed net investment
    income...................................    10,054,177      2,981,658      6,650,194     25,603,717     11,808,237
   Accumulated undistributed net realized
    gain (loss) on investments, future
    contracts and options contracts..........        (7,585)     3,617,939       (336,307)      (974,755)   (30,065,617)
   Unrealized appreciation (depreciation) on
    investments..............................        21,675      4,269,088      1,312,019    (28,516,556)    (5,187,297)
   Unrealized foreign exchange gain on other
    assets and liabilities...................            --      1,135,082             --             --         35,136
   Unrealized appreciation (depreciation) on
    futures and written options contracts....            --             --             --             --        (17,300)
                                               ------------------------------------------------------------------------
                                               $223,640,091   $115,428,215   $143,561,286   $284,580,498   $121,289,550
                                               ========================================================================
   ---------------
   * Cost
    Investment securities....................  $         --   $101,473,389   $124,510,139   $287,807,490   $116,574,898
                                               ========================================================================
    Short-term securities....................  $220,050,946   $  6,222,434   $ 15,210,943   $  4,018,700   $  3,013,048
                                               ========================================================================

                                                               BALANCED/
                                                                PHOENIX
                                                SUNAMERICA     INVESTMENT        ASSET
                                                 BALANCED       COUNSEL       ALLOCATION
   ------------------------------------------  -------------------------------------------
   ASSETS:
   Investment securities, at value*..........  $138,102,643   $118,908,155   $ 591,562,525
   Short-term securities*....................            --     11,774,302      16,214,270
   Repurchase agreements (cost equals
    market)..................................     9,599,000             --     125,100,000
   Cash......................................           241          2,601              --
   Foreign currency..........................            --             --              --
   Receivables for--
    Fund shares sold.........................     1,192,052        343,173       1,251,076
    Dividends and accrued interest...........       430,789        558,931       3,376,867
    Sales of investments.....................       399,685             --      28,864,436
    Variation margin on futures contracts....            --             --          71,392
   Prepaid expenses..........................         1,579          2,397          12,655
   Unrealized appreciation on forward foreign
    currency contracts.......................            --             --              --
                                               -------------------------------------------
                                                149,725,989    131,589,559     766,453,221
                                               -------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................       371,225         39,750       1,267,487
    Management fees..........................        76,558         70,294         339,506
    Purchases of investments.................            --             --      48,171,855
    Variation margin on futures contracts....            --             --       3,517,421
   Unrealized depreciation on forward foreign
    currency contracts.......................            --             --              --
   Other accrued expenses....................        36,599         39,775          92,584
   Due to Custodian..........................            --             --          19,035
   Written call options at value (proceeds
    $1,548 on Asset Allocation)..............            --             --              63
                                               -------------------------------------------
                                                    484,382        149,819      53,407,951
                                               -------------------------------------------
   NET ASSETS................................  $149,241,607   $131,439,740   $ 713,045,270
                                               ===========================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............     9,557,707      8,785,397      48,147,133
                                               ===========================================
   Net asset value per share.................  $      15.61   $      14.96   $       14.81
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $130,743,616   $112,888,557   $ 657,595,100
   Accumulated undistributed net investment
    income...................................     1,745,210      2,758,518      18,708,081
   Accumulated undistributed net realized
    gain (loss) on investments, future
    contracts and options contracts..........     3,107,401        980,084      15,296,960
   Unrealized appreciation (depreciation) on
    investments..............................    13,645,380     14,812,581      12,033,740
   Unrealized foreign exchange gain on other
    assets and liabilities...................            --             --              90
   Unrealized appreciation (depreciation) on
    futures and written options contracts....            --             --       9,411,299
                                               -------------------------------------------
                                               $149,241,607   $131,439,740   $ 713,045,270
                                               ===========================================
   ---------------
   * Cost
    Investment securities....................  $124,457,263   $104,095,574   $ 579,591,240
                                               ===========================================
    Short-term securities....................  $         --   $ 11,774,302   $  16,151,815
                                               ===========================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    NOVEMBER 30, 1998

                                                                          GROWTH-        FEDERATED        VENTURE        "DOGS" OF
                                                           UTILITY         INCOME          VALUE           VALUE        WALL STREET
   --------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*....................  $63,112,237   $  924,800,373   $142,934,891   $1,611,780,898   $63,309,364
   Short-term securities*..............................    5,667,818       94,210,044      4,744,000      115,231,709            --
   Repurchase agreements (cost equals market)..........           --               --             --               --     1,147,000
   Cash................................................          233              541        739,527              657           776
   Foreign currency....................................        1,032               --             --               --            --
   Receivables for--
    Fund shares sold...................................      337,507        2,589,712        521,004        3,419,055       697,968
    Dividends and accrued interest.....................      177,501          631,840        260,646        1,042,685       201,764
    Sales of investments...............................      216,779        1,647,570        517,221          650,674            --
   Prepaid expenses....................................          808           14,905          1,755           25,857           525
   Deferred organizational expense.....................           --               --             --               --         4,114
                                                         --------------------------------------------------------------------------
                                                          69,513,915    1,023,894,985    149,719,044    1,732,151,535    65,361,511
                                                         --------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...............................      109,521        2,699,911      2,522,031        3,849,170         8,434
    Management fees....................................       40,859          443,917         89,220        1,000,814        29,924
    Purchases of investments...........................    1,279,516               --      1,169,909        1,729,730            --
    Variation margin on futures contracts..............           --        1,069,875             --               --            --
   Other accrued expenses..............................       35,311           91,155         38,045          160,985        39,972
                                                         --------------------------------------------------------------------------
                                                           1,465,207        4,304,858      3,819,205        6,740,699        78,330
                                                         --------------------------------------------------------------------------
   NET ASSETS..........................................  $68,048,708   $1,019,590,127   $145,899,839   $1,725,410,836   $65,283,181
                                                         ==========================================================================
   Shares of beneficial interest outstanding (unlimited
    shares authorized).................................    4,705,418       42,072,781      9,084,848       74,708,785     6,655,623
   Net asset value per share...........................  $     14.46   $        24.23   $      16.06   $        23.10   $      9.81
                                                         ==========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.....................................  $59,783,834   $  717,788,150   $123,906,498   $1,336,913,820   $63,322,868
   Accumulated undistributed net investment income.....    1,327,226        6,292,994      1,141,295       12,945,662       431,867
   Accumulated undistributed net realized gain on
    investments, future contracts and options
    contracts..........................................    2,886,214       42,977,449      7,473,199       56,134,983           721
   Unrealized appreciation on investments..............    4,051,443      246,802,330     13,378,847      319,416,104     1,527,725
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.............................           (9)             141             --              267            --
   Unrealized appreciation on futures and written
    options contracts..................................           --        5,729,063             --               --            --
                                                         --------------------------------------------------------------------------
                                                         $68,048,708   $1,019,590,127   $145,899,839   $1,725,410,836   $65,283,181
                                                         ==========================================================================
   ---------------
   * Cost
    Investment securities..............................  $59,060,472   $  677,998,043   $129,556,044   $1,292,364,794   $61,781,639
                                                         ==========================================================================
    Short-term securities..............................  $ 5,668,140   $   94,210,044   $  4,744,000   $  115,231,709   $        --
                                                         ==========================================================================

                                                                           GROWTH/
                                                                           PHOENIX
                                                            PUTNAM       INVESTMENT
                                                            GROWTH         COUNSEL
   ----------------------------------------------------  ----------------------------
   ASSETS:
   Investment securities, at value*....................  $384,061,184   $ 232,625,353
   Short-term securities*..............................     2,581,072       7,174,764
   Repurchase agreements (cost equals market)..........    11,656,000              --
   Cash................................................           705           4,191
   Foreign currency....................................            --              --
   Receivables for--
    Fund shares sold...................................     1,252,047         210,390
    Dividends and accrued interest.....................       275,056         123,219
    Sales of investments...............................       830,113              --
   Prepaid expenses....................................         6,326           5,685
   Deferred organizational expense.....................            --              --
                                                         ----------------------------
                                                          400,662,503     240,143,602
                                                         ----------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...............................       449,313       1,673,856
    Management fees....................................       250,242         123,764
    Purchases of investments...........................     1,043,160              --
    Variation margin on futures contracts..............            --              --
   Other accrued expenses..............................        56,573          47,510
                                                         ----------------------------
                                                            1,799,288       1,845,130
                                                         ----------------------------
   NET ASSETS..........................................  $398,863,215   $ 238,298,472
                                                         ============================
   Shares of beneficial interest outstanding (unlimited
    shares authorized).................................    19,740,492      15,502,022
   Net asset value per share...........................  $      20.21   $       15.37
                                                         ============================
   COMPOSITION OF NET ASSETS:
   Capital paid in.....................................  $293,277,062   $ 176,423,275
   Accumulated undistributed net investment income.....       267,117         382,750
   Accumulated undistributed net realized gain on
    investments, future contracts and options
    contracts..........................................    10,441,732      11,688,506
   Unrealized appreciation on investments..............    94,877,304      49,803,941
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.............................            --              --
   Unrealized appreciation on futures and written
    options contracts..................................            --              --
                                                         ----------------------------
                                                         $398,863,215   $ 238,298,472
                                                         ============================
   ---------------
   * Cost
    Investment securities..............................  $289,183,880   $ 182,821,412
                                                         ============================

    Short-term securities..............................  $  2,581,072   $   7,174,764
                                                         ============================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    NOVEMBER 30, 1998

                                                                                     INTERNATIONAL   INTERNATIONAL
                                                        ALLIANCE         GLOBAL        GROWTH &       DIVERSIFIED       REAL
                                                         GROWTH         EQUITIES        INCOME         EQUITIES        ESTATE
   -----------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*................  $1,381,408,947   $397,120,527   $116,005,527    $318,615,318    $53,604,806
   Short-term securities*..........................      29,774,244     16,854,000      7,958,082      29,691,000             --
   Repurchase agreements (cost equals market)......              --             --      5,698,000              --      5,860,000
   Cash............................................             489            406            667       2,866,726          3,975
   Foreign currency................................              --      4,302,771         36,530         434,388             --
   Receivables for--
    Fund shares sold...............................       3,591,289      2,178,214        596,451       7,530,162        203,120
    Dividends and accrued interest.................         470,963        692,968        258,988       1,059,044         26,948
    Foreign currency contracts.....................              --      3,001,385        740,502              --             --
    Sales of investments...........................       7,967,167      3,568,220             --           2,063             --
    Variation margin on futures contracts..........              --             --             --         541,996             --
   Prepaid expenses................................          18,944          7,981          1,415           8,616            783
   Deferred organizational expenses................              --             --          4,563              --          4,563
   Unrealized appreciation on forward foreign
    currency contracts.............................              --             --         59,875       1,376,579             --
   Due from Adviser................................              --             --             --              --             --
                                                     ---------------------------------------------------------------------------
                                                      1,423,232,043    427,726,472    131,360,600     362,125,892     59,704,195
                                                     ---------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................       1,705,456        252,191        220,691       5,295,845         26,008
    Management fees................................         585,151        244,521        100,280         283,035         37,822
    Foreign currency contracts.....................              --      2,991,853        743,554              --             --
    Purchases of investments.......................      24,498,978      2,871,680        704,070           2,475        507,575
    Variation margin on futures contracts..........         190,200             --             --         989,839             --
   Unrealized depreciation on forward foreign
    currency contracts.............................              --        852,319      1,147,342       1,143,808             --
   Other accrued expenses..........................         112,238        155,919        100,796         236,648         31,149
                                                     ---------------------------------------------------------------------------
                                                         27,092,023      7,368,483      3,016,733       7,951,650        602,554
                                                     ---------------------------------------------------------------------------
   NET ASSETS......................................  $1,396,140,020   $420,357,989   $128,343,867    $354,174,242    $59,101,641
                                                     ===========================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................      49,783,374     24,867,476     11,343,208      27,543,557      5,984,232
   Net asset value per share.......................  $        28.04   $      16.90   $      11.31    $      12.86    $      9.88
                                                     ===========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $  998,116,331   $337,951,338   $125,160,210    $304,887,209    $65,875,343
   Accumulated undistributed net investment income
    (loss).........................................       2,757,752      4,369,876        846,246       5,133,814      1,549,439
   Accumulated undistributed net realized gain
    (loss) on investments, future contracts and
    options contracts..............................     131,205,631     23,489,013      1,318,384      (7,731,689)    (1,097,906)
   Unrealized appreciation (depreciation) on
    investments....................................     263,302,806     55,369,241      2,100,096      51,933,273     (7,225,235)
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................              --       (821,479)    (1,081,069)        261,376             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........         757,500             --             --        (309,741)            --
                                                     ---------------------------------------------------------------------------
                                                     $1,396,140,020   $420,357,989   $128,343,867    $354,174,242    $59,101,641
                                                     ===========================================================================
   ---------------
   * Cost
    Investment securities..........................  $1,118,106,141   $341,751,286   $113,905,431    $266,682,045    $60,830,041
                                                     ===========================================================================
    Short-term securities..........................  $   29,774,244   $ 16,854,000   $  7,958,082    $ 29,691,000    $        --
                                                     ===========================================================================


                                                      AGGRESSIVE      EMERGING
                                                        GROWTH        MARKETS
   ------------------------------------------------  ---------------------------
   ASSETS:
   Investment securities, at value*................  $114,775,981   $ 30,828,361
   Short-term securities*..........................            --             --
   Repurchase agreements (cost equals market)......    17,646,000      1,637,000
   Cash............................................             7         83,747
   Foreign currency................................            --        333,883
   Receivables for--
    Fund shares sold...............................       661,432         91,448
    Dividends and accrued interest.................        18,363         98,727
    Foreign currency contracts.....................            --        928,757
    Sales of investments...........................     4,242,921        286,694
    Variation margin on futures contracts..........            --             --
   Prepaid expenses................................         1,912            391
   Deferred organizational expenses................            --          4,563
   Unrealized appreciation on forward foreign
    currency contracts.............................            --         18,426
   Due from Adviser................................            --          2,559
                                                     ---------------------------
                                                      137,346,616     34,314,556
                                                     ---------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................       598,291        475,160
    Management fees................................        76,091         31,759
    Foreign currency contracts.....................            --        929,834
    Purchases of investments.......................     3,450,153      1,075,215
    Variation margin on futures contracts..........            --             --
   Unrealized depreciation on forward foreign
    currency contracts.............................            --         52,644
   Other accrued expenses..........................        39,397         64,666
                                                     ---------------------------
                                                        4,163,932      2,629,278
                                                     ---------------------------
   NET ASSETS......................................  $133,182,684   $ 31,685,278
                                                     ===========================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................    10,814,111      5,092,143
   Net asset value per share.......................  $      12.32   $       6.22
                                                     ===========================
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $115,582,910   $ 43,328,507
   Accumulated undistributed net investment income
    (loss).........................................       352,153        (52,849)
   Accumulated undistributed net realized gain
    (loss) on investments, future contracts and
    options contracts..............................     5,116,400     (9,932,791)
   Unrealized appreciation (depreciation) on
    investments....................................    12,131,221     (1,624,689)
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................            --        (32,900)
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........            --             --
                                                     ---------------------------
                                                     $133,182,684   $ 31,685,278
                                                     ===========================
   ---------------
   * Cost
    Investment securities..........................  $102,644,760   $ 32,453,050
                                                     ===========================
    Short-term securities..........................  $         --   $         --
                                                     ===========================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                         CASH         GLOBAL      CORPORATE     HIGH-YIELD     WORLDWIDE     SUNAMERICA
                                      MANAGEMENT       BOND          BOND          BOND       HIGH INCOME     BALANCED
   ---------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest.......................  $11,230,912   $ 5,355,321   $7,260,944   $ 26,975,805   $ 13,183,219   $ 1,741,460
     Dividends......................           --            --      175,643        456,053        127,595       662,695
                                      ----------------------------------------------------------------------------------
         Total income*..............   11,230,912     5,355,321    7,436,587     27,431,858     13,310,814     2,404,155
                                      ----------------------------------------------------------------------------------
   EXPENSES:
     Management fees................    1,059,551       728,940      654,148      1,667,268      1,333,369       570,440
     Custodian fees.................       57,835       123,260       87,835         81,330         69,770        43,705
     Auditing fees..................       23,895        29,030       24,025         24,000         28,925        23,910
     Reports to investors...........       12,860         4,535        5,575         10,579          5,650         6,202
     Legal fees.....................        2,014         1,840        1,753          2,673          2,014         1,840
     Trustees' fees.................        1,448           484          587          1,399            724           397
     Amortization of organizational
       expenses.....................        1,218           671          671            649             --            --
     Interest expense...............           --            --           --         14,905             --            --
     Other expenses.................        5,985         3,400        2,627          5,509          5,310         2,225
                                      ----------------------------------------------------------------------------------
       Total expenses...............    1,164,806       892,160      777,221      1,808,312      1,445,762       648,719
                                      ----------------------------------------------------------------------------------
   Net investment income............   10,066,106     4,463,161    6,659,366     25,623,546     11,865,052     1,755,436
                                      ----------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments..................       (6,901)    4,786,517      (60,443)      (861,067)   (30,080,600)    3,122,205
     Net realized gain on futures
       and options contracts........           --            --           --             --         17,693            --
     Net realized foreign exchange
       gain (loss) on other assets
       and liabilities..............           --    (1,286,313)          --             --        (33,125)           --
     Change in unrealized
       appreciation/depreciation on
       investments..................       25,431     3,845,490     (565,665)   (30,181,712)    (3,067,152)   10,080,246
     Change in unrealized foreign
       exchange gain/ loss on other
       assets and liabilities.......           --      (146,183)          --             --         35,136            --
     Change in unrealized
       appreciation/depreciation on
       futures and option
       contracts....................           --            --           --             --        (17,300)           --
                                      ----------------------------------------------------------------------------------
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies.............       18,530     7,199,511     (626,108)   (31,042,779)   (33,145,348)   13,202,451
                                      ----------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.....................  $10,084,636   $11,662,672   $6,033,258   $ (5,419,233)  $(21,280,296)  $14,957,887
                                      ==================================================================================
   ---------------
   * Net of foreign withholding
     taxes on interest and dividends
     of.............................  $        --   $        --   $    2,748   $         --   $     13,957   $     4,807
                                      ==================================================================================

                                       BALANCED/
                                        PHOENIX
                                      INVESTMENT       ASSET
                                        COUNSEL      ALLOCATION
   ---------------------------------  --------------------------
   INCOME:
     Interest.......................  $ 3,152,118   $ 17,716,410
     Dividends......................      486,611      6,446,320
                                      --------------------------
         Total income*..............    3,638,729     24,162,730
                                      --------------------------
   EXPENSES:
     Management fees................      762,995      3,758,570
     Custodian fees.................       77,220        235,950
     Auditing fees..................       23,930         21,965
     Reports to investors...........        3,954         35,765
     Legal fees.....................        3,614          3,405
     Trustees' fees.................          724          3,299
     Amortization of organizational
       expenses.....................           --            671
     Interest expense...............           --             --
     Other expenses.................        3,423         15,048
                                      --------------------------
       Total expenses...............      875,860      4,074,673
                                      --------------------------
   Net investment income............    2,762,869     20,088,057
                                      --------------------------
   REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments..................    1,095,104     17,614,687
     Net realized gain on futures
       and options contracts........           --      4,861,214
     Net realized foreign exchange
       gain (loss) on other assets
       and liabilities..............           --         56,315
     Change in unrealized
       appreciation/depreciation on
       investments..................   10,235,149    (38,559,922)
     Change in unrealized foreign
       exchange gain/ loss on other
       assets and liabilities.......           --           (537)
     Change in unrealized
       appreciation/depreciation on
       futures and option
       contracts....................           --      9,164,216
                                      --------------------------
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies.............   11,330,253     (6,864,027)
                                      --------------------------
   NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS.....................  $14,093,122   $ 13,224,030
                                      ==========================
   ---------------
   * Net of foreign withholding
     taxes on interest and dividends
     of.............................  $     7,164   $     24,666
                                      ==========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                                                                       GROWTH/
                                                                                                                       PHOENIX
                                              GROWTH-       FEDERATED      VENTURE       "DOGS" OF       PUTNAM       INVESTMENT
                                UTILITY        INCOME         VALUE         VALUE       WALL STREET#     GROWTH        COUNSEL
   ------------------------------------------------------------------------------------------------------------------------------

   INCOME:
     Interest................  $  175,044   $  4,338,253   $   152,288   $  6,630,872    $   46,382    $   593,826   $    319,029
     Dividends...............   1,615,024      6,786,492     1,847,018     17,319,322       564,668      2,426,681      1,672,684
                               --------------------------------------------------------------------------------------------------
         Total income*.......   1,790,068     11,124,745     1,999,306     23,950,194       611,050      3,020,507      1,991,713
                               --------------------------------------------------------------------------------------------------
   EXPENSES:
     Management fees.........     372,897      4,533,481       764,690     10,509,956       126,908      2,581,835      1,467,118
     Custodian fees..........      44,030        189,330        50,630        328,255        40,905        106,055         81,620
     Auditing fees...........      24,560         21,275        23,945         10,355        16,650         24,035         23,895
     Reports to investors....       2,848         48,055         6,295         93,375         4,288         14,405          8,705
     Legal fees..............       1,753          4,709         1,840          7,659         3,500          2,499          3,934
     Trustees' fees..........         365          4,131           567          7,831           244          1,676          1,366
     Amortization of
       organizational
       expenses..............          --            649            --             --           604            649            649
     Other expenses..........       1,628         16,206         2,227         29,611         1,804          6,450          6,598
                               --------------------------------------------------------------------------------------------------
       Total expenses before
         reimbursement.......     448,081      4,817,836       850,194     10,987,042       194,903      2,737,604      1,593,885
       Expenses reimbursed by
         the investment
         adviser.............          --             --            --             --       (15,116)            --             --
                               --------------------------------------------------------------------------------------------------
   Net investment income.....   1,341,987      6,306,909     1,149,112     12,963,152       431,263        282,903        397,828
                               --------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
     GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN
     CURRENCIES:
     Net realized gain on
       investments...........   2,895,401     42,172,573     7,493,632     56,164,428           721     10,488,436     11,774,676
     Net realized gain on
       futures and options
       contracts.............          --      1,162,383            --             --            --             --             --
     Net realized foreign
       exchange gain (loss)
       on other assets and
       liabilities...........      (8,436)            --            29            127            --             --             --
     Change in unrealized
       appreciation/
       depreciation on
       investments...........   1,997,996     98,775,893     7,034,153     77,804,105     1,527,725     49,263,300     25,041,204
     Change in unrealized
       foreign exchange
       gain/loss on other
       assets and
       liabilities...........          --            141            --           (187)           --             --             --
     Change in unrealized
       appreciation/
       depreciation on
       futures and option
       contracts.............          --      5,540,263            --             --            --             --             --
                               --------------------------------------------------------------------------------------------------
   Net realized and
     unrealized gain on
     investments and foreign
     currencies..............   4,884,961    147,651,253    14,527,814    133,968,473     1,528,446     59,751,736     36,815,880
                               --------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS..............  $6,226,948   $153,958,162   $15,676,926   $146,931,625    $1,959,709    $60,034,639   $ 37,213,708
                               ==================================================================================================
   ---------------
   * Net of foreign
     withholding taxes on
     interest and dividends
     of......................  $    3,081   $      2,242   $    17,377   $    147,842    $    3,554    $       820   $     24,103
                               ==================================================================================================

    # Commenced operations April 1, 1998

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                           INTERNATIONAL   INTERNATIONAL
                                                ALLIANCE       GLOBAL        GROWTH &       DIVERSIFIED       REAL
                                                 GROWTH       EQUITIES        INCOME         EQUITIES        ESTATE
   -------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest...............................  $    745,476   $   663,866    $  390,097      $ 2,241,539    $   299,076
     Dividends..............................     8,002,163     4,580,487     1,853,069        5,318,868      2,219,597
                                              ------------------------------------------------------------------------
         Total income*......................     8,747,639     5,244,353     2,243,166        7,560,407      2,518,673
                                              ------------------------------------------------------------------------
   EXPENSES:
     Management fees........................     5,626,794     2,893,944       922,124        3,095,975        398,357
     Custodian fees.........................       232,950       472,505       303,325          761,605         34,945
     Auditing fees..........................        18,750        29,000        29,075           29,015         23,970
     Reports to investors...................        66,270        15,265         6,245           12,175          2,323
     Legal fees.............................         7,820         2,390         1,383            2,499          1,383
     Trustees' fees.........................         5,579         1,971           358            1,662          1,113
     Amortization of organizational
       expenses.............................           649           649         1,296               --          1,296
     Other expenses.........................        20,266        12,191         5,908            7,682          1,667
                                              ------------------------------------------------------------------------
       Total expenses before
         reimbursement......................     5,979,078     3,427,915     1,269,714        3,910,613        465,054
       Expenses reimbursed by the investment
         adviser............................            --            --            --               --             --
                                              ------------------------------------------------------------------------
   Net investment income....................     2,768,561     1,816,438       973,452        3,649,794      2,053,619
                                              ------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments#.........................   131,778,070    30,122,418     1,388,681        3,338,090     (1,186,055)
     Net realized gain on futures and
       options contracts....................       210,720            --            --          379,087             --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities..........................            --     2,829,578      (181,644)       2,639,780             --
     Change in unrealized appreciation/
       depreciation on investments..........   161,624,460    17,895,089     2,363,587       41,649,770     (8,547,580)
     Change in unrealized foreign exchange
       gain/ loss on other assets and
       liabilities..........................            --    (1,905,362)     (956,662)        (947,316)            --
     Change in unrealized appreciation/
       depreciation on futures and option
       contracts............................       765,000            --            --         (309,741)            --
                                              ------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies.............................   294,378,250    48,941,723     2,613,962       46,749,670     (9,733,635)
                                              ------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..............  $297,146,811   $50,758,161    $3,587,414      $50,399,464    $(7,680,016)
                                              ========================================================================

   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of.............  $     88,239   $   441,188    $  207,481      $   721,055    $     1,053
                                              ========================================================================
   # Net of foreign withholding taxes on
     capital gains of.......................  $         --   $        --    $       --      $        --    $        --
                                              ========================================================================


                                              AGGRESSIVE      EMERGING
                                                GROWTH        MARKETS
   -----------------------------------------  --------------------------
   INCOME:
     Interest...............................  $   854,898   $    134,006
     Dividends..............................      430,032        551,407
         Total income*......................    1,284,930        685,413
   EXPENSES:
     Management fees........................      826,035        341,627
     Custodian fees.........................       67,525        170,545
     Auditing fees..........................       23,945         29,005
     Reports to investors...................        4,830            696
     Legal fees.............................        1,644          1,383
     Trustees' fees.........................          745            365
     Amortization of organizational
       expenses.............................           --          1,296
     Other expenses.........................        3,203          3,918
                                              --------------------------
       Total expenses before
         reimbursement......................      927,927        548,835
       Expenses reimbursed by the investment
         adviser............................           --        (29,562)
                                              --------------------------
   Net investment income....................      357,003        166,140
                                              --------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments#.........................    8,516,390     (8,916,796)
     Net realized gain on futures and
       options contracts....................      121,523             --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities..........................           --       (209,004)
     Change in unrealized appreciation/
       depreciation on investments..........   (2,778,649)     1,943,004
     Change in unrealized foreign exchange
       gain/ loss on other assets and
       liabilities..........................           --        (32,870)
     Change in unrealized appreciation/
       depreciation on futures and option
       contracts............................           --             --
                                              --------------------------
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies.............................    5,859,264     (7,215,666)
                                              --------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..............  $ 6,216,267   $ (7,049,526)
                                              ==========================
   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of.............  $       810   $     41,995
                                              ==========================
   # Net of foreign withholding taxes on
     capital gains of.......................  $        --   $      3,223
                                              ==========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                       CASH            GLOBAL       CORPORATE      HIGH-YIELD     WORLDWIDE
                                                    MANAGEMENT          BOND           BOND           BOND       HIGH INCOME
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income........................  $    10,066,106   $  4,463,161   $  6,659,366   $ 25,623,546   $ 11,865,052
   Net realized gain (loss) on investments......           (6,901)     4,786,517        (60,443)      (861,067)   (30,080,600)
   Net realized gain on futures and options
    contracts...................................               --             --             --             --         17,693
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --     (1,286,313)            --             --        (33,125)
   Change in unrealized
    appreciation/depreciation on investments....           25,431      3,845,490       (565,665)   (30,181,712)    (3,067,152)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --       (146,183)            --             --         35,136
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --             --             --        (17,300)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       10,084,636     11,662,672      6,033,258     (5,419,233)   (21,280,296)
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........       (6,780,000)    (6,255,000)    (3,280,000)   (13,985,000)    (6,395,000)
    Distribution from net realized gain on
      investments...............................               --     (1,735,000)            --     (1,645,000)    (7,650,000)
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................       (6,780,000)    (7,990,000)    (3,280,000)   (15,630,000)   (14,045,000)
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    1,289,143,368     64,783,124    105,861,336    270,371,285     88,242,225
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............        6,780,000      7,990,000      3,280,000     15,630,000     14,045,000
   Cost of shares repurchased...................   (1,231,707,367)   (50,060,104)   (30,604,926)  (176,010,560)   (70,896,700)
                                                  ---------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions..................       64,216,001     22,713,020     78,536,410    109,990,725     31,390,525
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......       67,520,637     26,385,692     81,289,668     88,941,492     (3,934,771)
   NET ASSETS:
   Beginning of period..........................      156,119,454     89,042,523     62,271,618    195,639,006    125,224,321
                                                  ---------------------------------------------------------------------------
   End of period................................  $   223,640,091   $115,428,215   $143,561,286   $284,580,498   $121,289,550
                                                  ===========================================================================

   ---------------
   Undistributed net investment income..........  $    10,054,177   $  2,981,658   $  6,650,194   $ 25,603,717   $ 11,808,237
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................      122,958,824      5,681,272      9,082,885     23,131,140      7,284,965
   Issued in reinvestment of dividends and
    distributions...............................          662,109        731,015        288,225      1,323,455      1,086,233
   Repurchased..................................     (117,025,116)    (4,342,695)    (2,626,465)   (15,085,908)    (6,094,290)
                                                  ---------------------------------------------------------------------------
   Net increase.................................        6,595,817      2,069,592      6,744,645      9,368,687      2,276,908
                                                  ===========================================================================

                                                                   BALANCED/
                                                                    PHOENIX
                                                   SUNAMERICA     INVESTMENT         ASSET
                                                    BALANCED        COUNSEL       ALLOCATION
   ---------------------------------------------  --------------------------------------------
   OPERATIONS:
   Net investment income........................  $  1,755,436   $  2,762,869    $  20,088,057
   Net realized gain (loss) on investments......     3,122,205      1,095,104       17,614,687
   Net realized gain on futures and options
    contracts...................................            --             --        4,861,214
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --             --           56,315
   Change in unrealized
    appreciation/depreciation on investments....    10,080,246     10,235,149      (38,559,922)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --             --             (537)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --             --        9,164,216
                                                  --------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    14,957,887     14,093,122       13,224,030
                                                  --------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........      (470,000)    (2,165,000)     (12,565,000)
    Distribution from net realized gain on
      investments...............................    (1,630,000)    (9,655,000)     (58,650,000)
                                                  --------------------------------------------
   Total dividends and distributions to
    shareholders................................    (2,100,000)   (11,820,000)     (71,215,000)
                                                  --------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   113,589,466     40,224,778      289,252,676
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     2,100,000     11,820,000       71,215,000
   Cost of shares repurchased...................   (23,926,902)   (18,599,196)    (116,016,831)
                                                  --------------------------------------------
   Net increase in net assets resulting from
    capital share transactions..................    91,762,564     33,445,582      244,450,845
                                                  --------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   104,620,451     35,718,704      186,459,875
   NET ASSETS:
   Beginning of period..........................    44,621,156     95,721,036      526,585,395
                                                  --------------------------------------------
   End of period................................  $149,241,607   $131,439,740    $ 713,045,270
                                                  ============================================
   ---------------
   Undistributed net investment income..........  $  1,745,210   $  2,758,518    $  18,708,081
                                                  ============================================
   Shares issued and repurchased:
   Sold.........................................     7,767,253      2,754,398       18,818,398
   Issued in reinvestment of dividends and
    distributions...............................       144,429        826,573        4,576,800
   Repurchased..................................    (1,671,552)    (1,285,192)      (7,735,606)
                                                  --------------------------------------------
   Net increase.................................     6,240,130      2,295,779       15,659,592
                                                  ============================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                        GROWTH-        FEDERATED        VENTURE        "DOGS" OF
                                                        UTILITY          INCOME          VALUE           VALUE        WALL STREET#
   -------------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income............................  $  1,341,987   $    6,306,909   $  1,149,112   $   12,963,152   $    431,263
   Net realized gain on investments.................     2,895,401       42,172,573      7,493,632       56,164,428            721
   Net realized gain on futures and options
    contracts.......................................            --        1,162,383             --               --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities....................        (8,436)              --             29              127             --
   Change in unrealized appreciation/depreciation on
    investments.....................................     1,997,996       98,775,893      7,034,153       77,804,105      1,527,725
   Change in unrealized foreign exchange gain/loss
    on other assets and liabilities.................            --              141             --             (187)            --
   Change in unrealized appreciation/depreciation on
    futures and options contracts...................            --        5,540,263             --               --             --
                                                      ----------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations......................................     6,226,948      153,958,162     15,676,926      146,931,625      1,959,709
                                                      ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income............      (410,000)      (4,145,000)      (330,000)      (7,660,000)            --
    Distribution from net realized gain on
      investments...................................      (875,000)     (32,070,000)    (1,790,000)     (41,665,000)            --
                                                      ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders....................................    (1,285,000)     (36,215,000)    (2,120,000)     (49,325,000)            --
                                                      ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold........................    63,061,254      450,896,249    107,751,599      766,037,879     79,305,565
   Proceeds from shares issued for reinvestment of
    dividends and distributions.....................     1,285,000       36,215,000      2,120,000       49,325,000             --
   Cost of shares repurchased.......................   (25,605,621)    (207,326,780)   (36,552,630)    (327,611,955)   (15,982,093)
                                                      ----------------------------------------------------------------------------
   Net increase in net assets resulting from capital
    share transactions..............................    38,740,633      279,784,469     73,318,969      487,750,924     63,323,472
                                                      ----------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.....................    43,682,581      397,527,631     86,875,895      585,357,549     65,283,181
   NET ASSETS:
   Beginning of period..............................    24,366,127      622,062,496     59,023,944    1,140,053,287             --
                                                      ----------------------------------------------------------------------------
   End of period....................................  $ 68,048,708   $1,019,590,127   $145,899,839   $1,725,410,836   $ 65,283,181
                                                      ============================================================================

   ---------------
   Undistributed net investment income..............  $  1,327,226   $    6,292,994   $  1,141,295   $   12,945,662   $    431,867
                                                      ============================================================================
   Shares issued and repurchased:
   Sold.............................................     4,592,714       19,956,198      7,117,294       34,411,379      8,307,445
   Issued in reinvestment of dividends and
    distributions...................................        93,386        1,571,832        136,072        2,146,431             --
   Repurchased......................................    (1,867,728)      (9,337,805)    (2,415,702)     (14,958,273)    (1,651,822)
                                                      ----------------------------------------------------------------------------
   Net increase.....................................     2,818,372       12,190,225      4,837,664       21,599,537      6,655,623
                                                      ============================================================================
   ---------------
   # Commenced operations April 1, 1998

                                                                         GROWTH/
                                                                         PHOENIX
                                                         PUTNAM        INVESTMENT
                                                         GROWTH          COUNSEL
   -------------------------------------------------  -----------------------------
   OPERATIONS:
   Net investment income............................  $     282,903   $     397,828
   Net realized gain on investments.................     10,488,436      11,774,676
   Net realized gain on futures and options
    contracts.......................................             --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities....................             --              --
   Change in unrealized appreciation/depreciation on
    investments.....................................     49,263,300      25,041,204
   Change in unrealized foreign exchange gain/loss
    on other assets and liabilities.................             --              --
   Change in unrealized appreciation/depreciation on
    futures and options contracts...................             --              --
                                                      -----------------------------
   Net increase in net assets resulting from
    operations......................................     60,034,639      37,213,708
                                                      -----------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income............       (340,000)     (1,540,000)
    Distribution from net realized gain on
      investments...................................    (43,740,000)    (37,090,000)
                                                      -----------------------------
   Total dividends and distributions to
    shareholders....................................    (44,080,000)    (38,630,000)
                                                      -----------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold........................    207,347,790      35,503,466
   Proceeds from shares issued for reinvestment of
    dividends and distributions.....................     44,080,000      38,630,000
   Cost of shares repurchased.......................   (103,245,428)    (52,914,520)
                                                      -----------------------------
   Net increase in net assets resulting from capital
    share transactions..............................    148,182,362      21,218,946
                                                      -----------------------------
   TOTAL INCREASE IN NET ASSETS.....................    164,137,001      19,802,654
   NET ASSETS:
   Beginning of period..............................    234,726,214     218,495,818
                                                      -----------------------------
   End of period....................................  $ 398,863,215   $ 238,298,472
                                                      =============================
   ---------------
   Undistributed net investment income..............  $     267,117   $     382,750
                                                      =============================
   Shares issued and repurchased:
   Sold.............................................     10,626,946       2,358,623
   Issued in reinvestment of dividends and
    distributions...................................      2,288,681       2,642,271
   Repurchased......................................     (5,433,344)     (3,487,108)
                                                      -----------------------------
   Net increase.....................................      7,482,283       1,513,786
                                                      =============================
   ---------------
   # Commenced operations April 1, 1998

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                                          INTERNATIONAL   INTERNATIONAL
                                                            ALLIANCE         GLOBAL         GROWTH &       DIVERSIFIED
                                                             GROWTH         EQUITIES         INCOME         EQUITIES
   --------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income...............................  $    2,768,561   $   1,816,438   $    973,452    $   3,649,794
   Net realized gain (loss) on investments.............     131,778,070      30,122,418      1,388,681        3,338,090
   Net realized gain on futures and options
    contracts..........................................         210,720              --             --          379,087
   Net realized foreign exchange gain (loss) on other
    assets and liabilities.............................              --       2,829,578       (181,644)       2,639,780
   Change in unrealized appreciation/depreciation on
    investments........................................     161,624,460      17,895,089      2,363,587       41,649,770
   Change in unrealized foreign exchange gain/loss on
    other assets and liabilities.......................              --      (1,905,362)      (956,662)        (947,316)
   Change in unrealized appreciation/depreciation on
    futures and option contracts.......................         765,000              --             --         (309,741)
                                                         --------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations.........................................     297,146,811      50,758,161      3,587,414       50,399,464
                                                         --------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income...............      (1,965,000)     (4,270,000)      (135,000)      (9,350,000)
    Distribution from net realized gain on
      investments......................................     (81,965,000)    (29,965,000)      (290,000)      (3,540,000)
                                                         --------------------------------------------------------------
   Total dividends and distributions to shareholders...     (83,930,000)    (34,235,000)      (425,000)     (12,890,000)
                                                         --------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold...........................     783,731,693     148,182,205    150,784,055      363,964,393
   Proceeds from shares issued for reinvestment of
    dividends and distributions........................      83,930,000      34,235,000        425,000       12,890,000
   Cost of shares repurchased..........................    (389,271,751)   (120,221,571)   (68,871,564)    (309,116,327)
                                                         --------------------------------------------------------------
   Net increase in net assets resulting from capital
    share transactions.................................     478,389,942      62,195,634     82,337,491       67,738,066
                                                         --------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS........................     691,606,753      78,718,795     85,499,905      105,247,530
   NET ASSETS:
   Beginning of period.................................     704,533,267     341,639,194     42,843,962      248,926,712
                                                         --------------------------------------------------------------
   End of period.......................................  $1,396,140,020   $ 420,357,989   $128,343,867    $ 354,174,242
                                                         ==============================================================

   ---------------
   Undistributed net investment income (loss)..........  $    2,757,752   $   4,369,876   $    846,246    $   5,133,814
                                                         ==============================================================
   Shares issued and repurchased:
   Sold................................................      30,725,595       8,865,607     13,322,605       29,306,696
   Issued in reinvestment of dividends and
    distributions......................................       3,331,878       1,993,885         40,284          996,906
   Repurchased.........................................     (15,499,022)     (7,373,444)    (6,135,342)     (24,727,847)
                                                         --------------------------------------------------------------
   Net increase........................................      18,558,451       3,486,048      7,227,547        5,575,755
                                                         ==============================================================


                                                             REAL        AGGRESSIVE      EMERGING
                                                            ESTATE         GROWTH        MARKETS
   ----------------------------------------------------  ------------------------------------------
   OPERATIONS:
   Net investment income...............................  $  2,053,619   $    357,003   $    166,140
   Net realized gain (loss) on investments.............    (1,186,055)     8,516,390     (8,916,796)
   Net realized gain on futures and options
    contracts..........................................            --        121,523             --
   Net realized foreign exchange gain (loss) on other
    assets and liabilities.............................            --             --       (209,004)
   Change in unrealized appreciation/depreciation on
    investments........................................    (8,547,580)    (2,778,649)     1,943,004
   Change in unrealized foreign exchange gain/loss on
    other assets and liabilities.......................            --             --        (32,870)
   Change in unrealized appreciation/depreciation on
    futures and option contracts.......................            --             --             --
                                                         ------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations.........................................    (7,680,016)     6,216,267     (7,049,526)
                                                         ------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income...............      (430,000)            --       (205,000)
    Distribution from net realized gain on
      investments......................................       (25,000)            --             --
                                                         ------------------------------------------
   Total dividends and distributions to shareholders...      (455,000)            --       (205,000)
                                                         ------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold...........................    68,871,484     72,681,614     37,540,896
   Proceeds from shares issued for reinvestment of
    dividends and distributions........................       455,000             --        205,000
   Cost of shares repurchased..........................   (31,654,685)   (49,318,661)   (18,785,185)
                                                         ------------------------------------------
   Net increase in net assets resulting from capital
    share transactions.................................    37,671,799     23,362,953     18,960,711
                                                         ------------------------------------------
   TOTAL INCREASE IN NET ASSETS........................    29,536,783     29,579,220     11,706,185
   NET ASSETS:
   Beginning of period.................................    29,564,858    103,603,464     19,979,093
                                                         ------------------------------------------
   End of period.......................................  $ 59,101,641   $133,182,684   $ 31,685,278
                                                         ==========================================
   ---------------
   Undistributed net investment income (loss)..........  $  1,549,439   $    352,153   $    (52,849)
                                                         ==========================================
   Shares issued and repurchased:
   Sold................................................     6,318,577      6,231,775      5,145,118
   Issued in reinvestment of dividends and
    distributions......................................        39,089             --         24,849
   Repurchased.........................................    (2,938,499)    (4,227,691)    (2,565,829)
                                                         ------------------------------------------
   Net increase........................................     3,419,167      2,004,084      2,604,138
                                                         ==========================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                      CASH                        CORPORATE      HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT     GLOBAL BOND        BOND           BOND       HIGH INCOME
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income........................  $   6,775,888   $  3,618,389   $  3,274,207   $ 13,979,814   $  6,939,979
   Net realized gain on investments.............            925      2,772,480        505,509      9,993,528      8,159,728
   Net realized gain (loss) on futures contracts
    and options contracts.......................             --        (11,209)            --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --        758,012             --             --       (120,494)
   Change in unrealized
    appreciation/depreciation on investments....          2,661     (1,617,087)       718,565     (3,228,125)    (5,021,473)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --        956,961             --             --          4,477
                                                  -------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations..................................      6,779,474      6,477,546      4,498,281     20,745,217      9,962,217
                                                  -------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........     (6,330,000)    (4,705,000)    (2,010,000)    (8,890,000)    (3,530,000)
    Distributions from net realized gain on
      investments...............................             --       (275,000)            --             --     (3,570,000)
                                                  -------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (6,330,000)    (4,980,000)    (2,010,000)    (8,890,000)    (7,100,000)
                                                  -------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    811,621,512     33,606,421     33,721,704    154,271,836    122,351,745
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      6,330,000      4,980,000      2,010,000      8,890,000      7,100,000
   Cost of shares repurchased...................   (753,528,328)   (19,262,861)   (13,155,774)   (92,607,140)   (56,294,138)
                                                  -------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions..................     64,423,184     19,323,560     22,575,930     70,554,696     73,157,607
                                                  -------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.................     64,872,658     20,821,106     25,064,211     82,409,913     76,019,824
   NET ASSETS:
   Beginning of period..........................     91,246,796     68,221,417     37,207,407    113,229,093     49,204,497
                                                  -------------------------------------------------------------------------
   End of period................................  $ 156,119,454   $ 89,042,523   $ 62,271,618   $195,639,006   $125,224,321
                                                  =========================================================================

   ---------------
   Accumulated undistributed net investment
    income......................................  $   6,768,071   $  5,020,328   $  3,269,106   $ 13,972,776   $  6,387,381
                                                  =========================================================================
   Shares issued and repurchased:
   Sold.........................................     76,477,014      3,008,825      3,044,110     13,781,218      9,588,842
   Issued in reinvestment of dividends and
    distributions...............................        611,004        466,729        190,883        837,889        606,319
   Repurchased..................................    (71,025,735)    (1,726,496)    (1,194,160)    (8,319,515)    (4,394,496)
                                                  -------------------------------------------------------------------------
   Net increase.................................      6,062,283      1,749,058      2,040,833      6,299,592      5,800,665
                                                  =========================================================================

                                                                  BALANCED/
                                                                   PHOENIX
                                                  SUNAMERICA     INVESTMENT
                                                   BALANCED        COUNSEL
   ---------------------------------------------  ---------------------------
   OPERATIONS:
   Net investment income........................  $   465,338   $   2,159,933
   Net realized gain on investments.............    1,624,801       9,676,697
   Net realized gain (loss) on futures contracts
    and options contracts.......................           --          24,811
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --              --
   Change in unrealized
    appreciation/depreciation on investments....    2,742,326      (1,288,697)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...           --              --
                                                  ---------------------------
   Net increase in net assets resulting from
    operations..................................    4,832,465      10,572,744
                                                  ---------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........      (60,000)     (1,265,000)
    Distributions from net realized gain on
      investments...............................      (40,000)     (2,245,000)
                                                  ---------------------------
   Total dividends and distributions to
    shareholders................................     (100,000)     (3,510,000)
                                                  ---------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   35,534,375      34,361,684
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      100,000       3,510,000
   Cost of shares repurchased...................   (5,969,478)    (19,233,950)
                                                  ---------------------------
   Net increase in net assets resulting from
    capital share transactions..................   29,664,897      18,637,734
                                                  ---------------------------
   TOTAL INCREASE IN NET ASSETS.................   34,397,362      25,700,478
   NET ASSETS:
   Beginning of period..........................   10,223,794      70,020,558
                                                  ---------------------------
   End of period................................  $44,621,156   $  95,721,036
                                                  ===========================
   ---------------
   Accumulated undistributed net investment
    income......................................  $   461,406   $   2,153,212
                                                  ===========================
   Shares issued and repurchased:
   Sold.........................................    2,875,391       2,475,607
   Issued in reinvestment of dividends and
    distributions...............................        8,651         269,378
   Repurchased..................................     (485,362)     (1,391,401)
                                                  ---------------------------
   Net increase.................................    2,398,680       1,353,584
                                                  ===========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                     ASSET                        GROWTH-       FEDERATED        VENTURE
                                                   ALLOCATION      UTILITY        INCOME          VALUE           VALUE
   -------------------------------------------------------------------------------------------------------------------------

   OPERATIONS:
   Net investment income........................  $ 12,074,380   $   422,847   $   4,141,826   $    327,018   $    7,890,592
   Net realized gain on investments.............    52,482,439       861,442      26,372,396      1,792,042       41,598,668
   Net realized gain on futures contracts and
    options contracts...........................     1,244,312            --       6,303,783             --               --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................       (21,372)       (3,129)             65             (1)           1,065
   Change in unrealized
    appreciation/depreciation on investments....    14,589,518     1,765,756      80,954,336      5,148,585      150,492,499
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...           627          (148)             --             --              113
   Change in unrealized
    appreciation/depreciation on futures
    contracts, written options contracts and
    currency swap agreements....................    (1,014,448)           --        (773,581)            --               --
                                                  --------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations..................................    79,355,456     3,046,768     116,998,825      7,267,644      199,982,937
                                                  --------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........    (9,550,000)      (85,000)     (2,770,000)       (45,000)      (3,390,000)
    Distributions from net realized gain on
      investments...............................   (21,740,000)      (21,000)    (15,835,000)            --       (9,745,000)
                                                  --------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (31,290,000)     (106,000)    (18,605,000)       (45,000)     (13,135,000)
                                                  --------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   198,007,930    19,909,225     281,329,957     53,713,595      607,026,485
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............    31,290,000       106,000      18,605,000         45,000       13,135,000
   Cost of shares repurchased...................   (67,166,417)   (4,888,513)   (101,729,611)   (14,416,823)    (183,369,506)
                                                  --------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions..................   162,131,513    15,126,712     198,205,346     39,341,772      436,791,979
                                                  --------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.................   210,196,969    18,067,480     296,599,171     46,564,416      623,639,916
   NET ASSETS:
   Beginning of period..........................   316,388,426     6,298,647     325,463,325     12,459,528      516,413,371
                                                  --------------------------------------------------------------------------
   End of period................................  $526,585,395   $24,366,127   $ 622,062,496   $ 59,023,944   $1,140,053,287
                                                  ==========================================================================

   ---------------
   Accumulated undistributed net investment
    income......................................  $ 11,185,024   $   416,193   $   4,138,634   $    322,155   $    7,883,673
                                                  ==========================================================================
   Shares issued and repurchased:
   Sold.........................................    12,863,082     1,709,480      14,863,689      4,266,674       31,474,224
   Issued in reinvestment of dividends and
    distributions...............................     2,220,724         9,628       1,105,466          3,896          755,319
   Repurchased..................................    (4,387,167)     (417,938)     (5,441,625)    (1,147,636)      (9,684,502)
                                                  --------------------------------------------------------------------------
   Net increase.................................    10,696,639     1,301,170      10,527,530      3,122,934       22,545,041
                                                  ==========================================================================

                                                                    GROWTH/
                                                                    PHOENIX
                                                     PUTNAM        INVESTMENT
                                                     GROWTH         COUNSEL
   ---------------------------------------------------------------------------
   OPERATIONS:
   Net investment income........................  $    333,117   $   1,535,922
   Net realized gain on investments.............    43,697,799      36,951,244
   Net realized gain on futures contracts and
    options contracts...........................            --         194,755
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --              22
   Change in unrealized
    appreciation/depreciation on investments....       278,511     (2,566,236)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --              --
   Change in unrealized
    appreciation/depreciation on futures
    contracts, written options contracts and
    currency swap agreements....................            --              --
                                                  ----------------------------
   Net increase in net assets resulting from
    operations..................................    44,309,427      36,115,707
                                                  ----------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........            --     (1,325,000)
    Distributions from net realized gain on
      investments...............................    (5,465,000)   (16,255,000)
                                                  ----------------------------
   Total dividends and distributions to
    shareholders................................    (5,465,000)   (17,580,000)
                                                  ----------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    84,068,227      36,491,255
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     5,465,000      17,580,000
   Cost of shares repurchased...................   (53,724,485)   (40,478,722)
                                                  ----------------------------
   Net increase in net assets resulting from
    capital share transactions..................    35,808,742      13,592,533
                                                  ----------------------------
   TOTAL INCREASE IN NET ASSETS.................    74,653,169      32,128,240
   NET ASSETS:
   Beginning of period..........................   160,073,045     186,367,578
                                                  ----------------------------
   End of period................................  $234,726,214   $ 218,495,818
                                                  ============================
   ---------------
   Accumulated undistributed net investment
    income......................................  $    333,117   $   1,533,739
                                                  ============================
   Shares issued and repurchased:
   Sold.........................................     4,939,017       2,470,784
   Issued in reinvestment of dividends and
    distributions...............................       357,190       1,337,900
   Repurchased..................................    (3,227,119)    (2,775,949)
                                                  ----------------------------
   Net increase.................................     2,069,088       1,032,735
                                                  ============================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                                       INTERNATIONAL   INTERNATIONAL
                                          ALLIANCE         GLOBAL       GROWTH AND      DIVERSIFIED       REAL        AGGRESSIVE
                                           GROWTH         EQUITIES        INCOME+        EQUITIES        ESTATE+        GROWTH
   ------------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).......  $   1,960,357   $  1,783,905    $    76,139    $  1,750,638    $   239,201   $    (91,011)
   Net realized gain (loss) on
    investments.......................     81,524,855     26,101,178        219,703      (6,297,980)        22,378     (2,829,784)
   Net realized gain on futures
    contracts and options contracts...  1,379,640....             --             --              --             --             --
   Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.......................             --         69,950        111,488       6,707,753             --             --
   Change in unrealized
    appreciation/depreciation on
    investments.......................     34,851,529      7,084,155       (263,491)      3,910,822      1,322,345     11,818,657
   Change in unrealized foreign
    exchange gain/loss on other assets
    and liabilities...................             --      1,082,247       (124,407)        211,844             --             --
   Change in unrealized
    appreciation/depreciation on
    futures contracts, options
    contracts and currency swap
    agreements........................       (405,000)            --             --              --             --             --
                                        -----------------------------------------------------------------------------------------
   Net increase (decrease) in net
    assets resulting from
    operations........................    119,311,381     36,121,435         19,432       6,283,077      1,583,924      8,897,862
                                        -----------------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
    Dividends from net investment
      income..........................     (1,200,000)    (2,305,000)            --      (5,175,000)            --        (43,000)
    Distributions from net realized
      gain on investments.............    (23,710,000)   (12,550,000)            --      (1,715,000)            --             --
                                        -----------------------------------------------------------------------------------------
   Total dividends and distributions
    to shareholders...................    (24,910,000)   (14,855,000)            --      (6,890,000)            --        (43,000)
                                        -----------------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold..........    393,697,806    147,050,332     47,363,333     148,423,226     32,073,915     93,642,244
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions.....................     24,910,000     14,855,000             --       6,890,000             --         43,000
   Cost of shares repurchased.........   (189,842,593)   (88,014,579)    (4,538,803)    (62,787,984)    (4,092,981)   (34,060,944)
                                        -----------------------------------------------------------------------------------------
   Net increase in net assets
    resulting from capital share
    transactions......................    228,765,213     73,890,753     42,824,530      92,525,242     27,980,934     59,624,300
                                        -----------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.......    323,166,594     95,157,188     42,843,962      91,918,319     29,564,858     68,479,162
   NET ASSETS:
   Beginning of period................    381,366,673    246,482,006             --     157,008,393             --     35,124,302
                                        -----------------------------------------------------------------------------------------
   End of period......................  $ 704,533,267   $341,639,194    $42,843,962    $248,926,712    $29,564,858   $103,603,464
                                        =========================================================================================

   ---------------
   Accumulated undistributed net
    investment income.................  $   1,954,191   $  1,870,601    $   188,142    $  7,621,922    $   239,716   $         --
                                        =========================================================================================
   Shares issued and repurchased:
   Sold...............................     18,866,011      9,425,673      4,546,734      12,963,775      2,929,568      8,405,394
   Issued in reinvestment of dividends
    and distributions.................      1,397,084      1,045,391             --         646,315             --          4,470
   Repurchased........................     (9,403,821)    (5,605,026)      (431,073)     (5,452,782)      (364,503)    (2,989,260)
                                        -----------------------------------------------------------------------------------------
   Net increase.......................     10,859,274      4,866,038      4,115,661       8,157,308      2,565,065      5,420,604
                                        =========================================================================================
   ---------------
   + Commenced operations June 2, 1997


                                       EMERGING
                                       MARKETS+
   --------------------------------  ------------
   OPERATIONS:
   Net investment income (loss)....  $    105,714
   Net realized gain (loss) on
    investments....................      (913,203)
   Net realized gain on futures
    contracts and options contracts            --
   Net realized foreign exchange
    gain (loss) on other assets and
    liabilities....................       (33,595)
   Change in unrealized
    appreciation/depreciation on
    investments....................    (3,567,693)
   Change in unrealized foreign
    exchange gain/loss on other
    assets and liabilities.........           (30)
   Change in unrealized
    appreciation/depreciation on
    futures contracts, options
    contracts and currency swap
    agreements.....................            --
                                     ------------
   Net increase (decrease) in net
    assets resulting from
    operations.....................    (4,408,807)
                                     ------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
    Dividends from net investment
      income.......................            --
    Distributions from net realized
      gain on investments..........            --
                                     ------------
   Total dividends and
    distributions to shareholders..            --
                                     ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.......    26,523,263
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions..................            --
   Cost of shares repurchased......    (2,135,363)
                                     ------------
   Net increase in net assets
    resulting from capital share
    transactions...................    24,387,900
                                     ------------
   TOTAL INCREASE IN NET ASSETS....    19,979,093
   NET ASSETS:
   Beginning of period.............            --
                                     ------------
   End of period...................  $ 19,979,093
                                     ============
   ---------------
   Accumulated undistributed net
    investment income..............  $    170,105
                                     ============
   Shares issued and repurchased:
   Sold............................     2,715,811
   Issued in reinvestment of
    dividends and distributions....            --
   Repurchased.....................      (227,806)
                                     ------------
   Net increase....................     2,488,005
                                     ============
   ---------------
   + Commenced operations June 2, 1

    See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company ("Life Company"), organized under the laws of the state of Arizona and by FS Variable Separate Account (the "FS Account"), a separate account of First SunAmerica Life Insurance Company ("FS Life Company"), organized under the laws of the state of New York.

  The Trust issues 22 separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities.

The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.

The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.

The BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.

The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

The VENTURE VALUE PORTFOLIO seeks to achieve growth of capital by investing primarily in common stocks.

The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) primarily through the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the Standard & Poor's 400 Industrials.

The PUTNAM GROWTH, GROWTH/PHOENIX INVESTMENT COUNSEL and ALLIANCE GROWTH PORTFOLIOS each seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.
---------------------

The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and current income through investment primarily in common stocks and securities principally traded on markets outside the United States that offer potential for capital growth and current income.

The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investment primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate instruments.

The AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital through investment primarily in equity securities of small capitalization growth companies.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing in common stocks that have above-average growth prospects primarily in emerging markets outside the United States.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which
                                                           ---------------------
amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

  The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the year ended November 30, 1998, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                ACCUMULATED              ACCUMULATED
                                                             UNDISTRIBUTED NET        UNDISTRIBUTED NET     PAID-IN
                                                          INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)   CAPITAL
                                                             ----------------------------------------------------

Global Bond.............................................         $ (246,831)             $   246,831        $     --
Corporate Bond..........................................              1,722                   (1,722)             --
High-Yield Bond.........................................             (7,605)                   7,605              --
Worldwide High Income...................................            (49,196)                  49,196              --
SunAmerica Balanced.....................................             (1,632)                   1,632              --
Balanced/Phoenix Investment Counsel.....................              7,437                   (7,437)             --
Utility.................................................            (20,954)                  20,954              --
Growth-Income...........................................             (7,549)                   7,549              --
Federated Value.........................................                 28                      (28)             --
Venture Value...........................................           (241,163)                 100,010         141,153
"Dogs" of Wall Street...................................                604                       --            (604)
Putnam Growth...........................................             (8,903)                   8,903              --
Growth/Phoenix Investment Counsel.......................             (8,817)                   8,817              --
Global Equities.........................................          4,952,837               (4,911,621)        (41,216)
International Growth and Income.........................           (180,348)                 181,644          (1,296)
International Diversified Equities......................          3,212,098               (3,380,998)        168,900
Real Estate.............................................           (313,896)                  90,771         223,125
Aggressive Growth.......................................             (4,850)                  14,173          (9,323)
Emerging Markets........................................           (184,094)                 203,683         (19,589)

  ORGANIZATIONAL EXPENSES: During the years ended November 30, 1997 and 1998, $19,122 and $4,717, respectively, were incurred as part of the organization and registration of additional Portfolios. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

3. OPERATING POLICIES:

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  At November 30, 1998, the Aggressive Growth, SunAmerica Balanced and "Dogs" of Wall Street Portfolios had a 5.3%, 7.7%, and 0.9%, respectively, undivided interest, representing $6,593,000, $9,599,000 and $1,147,000, respectively, in principal amount, in a joint repo with State Street Bank & Trust Co., which is dated November 30, 1998, bears interest at the rate of 5.15% per annum, has a principal amount of $125,000,000 and a repurchase price of $125,017,882, matures on December 1, 1998, and is collateralized by $4,750,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.63% per annum and maturing June 30, 2001), $39,230,000 of U.S. Treasury Bonds (bearing interest at the rate of 5.50% per annum and maturing March 31, 2003), $39,200,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.75% per annum and maturing October 31, 2002),

---------------------

$38,960,000 of U.S. Treasury Bonds (bearing interest at the rate of 7.13% per annum and maturing February 29, 2000), which together have an approximate value of $127,509,529.

  At November 30, 1998, the Aggressive Growth and High-Yield Bond portfolios had a 29.8% and 43.3%, respectively, undivided interest, representing $11,053,000 and $16,059,000, respectively, in principal amount, in a joint repo with Chase Manhattan Corp., which is dated November 30, 1998, bears interest at the rate of 5.10% per annum, has a principal amount of $37,112,000 and a repurchase price of $37,117,258, matures on December 1, 1998, and is collateralized by a $22,205,000 U.S. Treasury Bond (bearing interest at the rate of 11.25% per annum and maturing February 15, 2015) with an approximate value of $37,859,525.

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  At November 30, 1998 the International Diversified Equities Portfolio had $2,866,536 and $325,306 in cash and foreign cash, respectively, segregated for the open futures contracts.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at November 30, 1998, were as follows:

                                         AGGREGATE      AGGREGATE
                                         UNREALIZED    UNREALIZED    GAIN/(LOSS)       COST OF       CAPITAL LOSS   CAPITAL LOSS
                                            GAIN          LOSS           NET         INVESTMENTS     CARRYOVER*+      UTILIZED
                                        ----------------------------------------------------------------------------------------
Cash Management**.....................  $     87,656   $    65,981   $     21,675   $  220,050,946   $     2,503     $       --
Global Bond...........................     4,572,004       347,286      4,224,718      107,740,193            --             --
Corporate Bond**......................     3,921,161     2,609,142      1,312,019      139,721,082       218,318         56,644
High-Yield Bond**.....................     3,564,990    32,397,465    (28,832,475)     308,201,109       467,629             --
Worldwide High Income**...............     3,029,602     8,778,252     (5,748,650)     124,761,299    27,857,764             --
SunAmerica Balanced...................    14,787,068     1,390,864     13,396,204      134,305,439            --             --

                                                           ---------------------

                                         AGGREGATE      AGGREGATE
                                         UNREALIZED    UNREALIZED    GAIN/(LOSS)       COST OF       CAPITAL LOSS   CAPITAL LOSS
                                            GAIN          LOSS           NET         INVESTMENTS     CARRYOVER*+      UTILIZED
                                        ----------------------------------------------------------------------------------------
Balanced/Phoenix Investment Counsel...  $ 16,723,188   $ 1,991,903   $ 14,731,285   $  115,951,172   $        --     $       --
Asset Allocation......................    32,361,798    20,328,058     12,033,740      720,843,055            --             --
Utility***............................     5,617,069     1,655,483      3,961,586       64,818,469            --             --
Growth-Income.........................   267,934,779    21,132,449    246,802,330      772,208,087            --             --
Federated Value**.....................    18,529,218     5,286,382     13,242,836      134,436,055            --             --
Venture Value.........................   351,135,065    31,845,105    319,289,960    1,407,722,647            --             --
"Dogs" of Wall Street.................     3,315,040     1,787,315      1,527,725       62,928,639            --             --
Putnam Growth**.......................    95,937,598     1,203,553     94,734,045      303,564,211            --             --
Growth/Phoenix Investment Counsel.....    52,443,941     3,013,879     49,430,062      190,370,055            --             --
Alliance Growth.......................   292,002,364    30,141,066    261,861,298    1,149,321,893            --             --
Global Equities.......................    68,139,712    14,610,978     53,528,734      360,445,793            --             --
International Growth and
  Income**/***. ......................     7,992,536     7,076,621        915,915      128,745,694            --             --
International Diversified Equities....    58,357,882    11,915,849     46,442,033      301,864,285     4,041,309             --
Real Estate...........................       513,420     7,520,146     (7,006,726)      66,471,532     1,091,994             --
Aggressive Growth.....................    16,517,995     6,114,121     10,403,874      122,018,107            --      2,868,338
Emerging Markets**/***................     2,885,489     5,140,873     (2,255,384)      34,720,745     8,943,573             --

  * Expires 2004-2006

 ** Post 10/31/98 Capital Loss Deferrals: Cash Management $5,082; Corporate Bond
    $117,989; High Yield Bond $191,207; Worldwide High Income $1,646,500; Federated Value $7,342; Putnam Growth $799,368; International Growth and Income $159,954 and Emerging Markets $407,469.

*** Post 10/31/98 Currency Loss Deferrals: Utility $7,453; International Growth and Income $8,730 and Emerging Markets $3,731.

  + Net capital loss carryovers reported as of November 30, 1998, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly owned subsidiary of the Life Company, serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements described below, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street and Aggressive Growth Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

  The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Cash Management              $0--$100 million    0.55%
                             >   $100 million    0.50%
                             >   $300 million    0.45%
Corporate Bond               $0--$ 50 million    0.70%
                             >   $ 50 million    0.60%
                             >   $150 million    0.55%
                             >   $250 million    0.50%
Global Bond-                 $0--$ 50 million    0.75%
  Asset Allocation           >   $ 50 million    0.65%
                             >   $150 million    0.60%
                             >   $250 million    0.55%
High-Yield Bond              $0--$ 50 million    0.70%
                             >   $ 50 million    0.65%
                             >   $150 million    0.60%
                             >   $250 million    0.55%
Worldwide High               >  $   0            1.00%
  Income-International
  Diversified Equities

---------------------------------------------------------
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
SunAmerica Balanced-         $0--$ 50 million    0.70%
  Balanced/Phoenix           >   $ 50 million    0.65%
  Investment Counsel-        >   $ 50 million    0.60%
  Growth-Income-             >   $150 million    0.55%
  Alliance Growth-           >   $300 million    0.50%
  Growth/Phoenix             >   $500 million
  Investment Counsel
Utility-Federated Value      $0--$150 million    0.75%
                             >   $150 million    0.60%
                             >   $500 million    0.50%
Venture Value-Real Estate    $0--$100 million    0.80%
                             >   $100 million    0.75%
                             >   $500 million    0.70%
"Dogs" of Wall Street        >  $   0             0.60%
Putnam Growth                $0--$150 million    0.85%
                             >   $150 million    0.80%
                             >   $300 million    0.70%

---------------------

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

International Growth and     $0--$150 million    1.00%
  Income                     >   $150 million    0.90%
                             >   $300 million    0.80%
Global Equities              $0--$ 50 million    0.90%
                             >   $ 50 million    0.80%
                             >   $150 million    0.70%
                             >   $300 million    0.65%

---------------------------------------------------------
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
Aggressive Growth             $0--$100 million   0.75%
                              >   $100 million   0.675%
                              >   $250 million   0.625%
                              >   $500 million    0.60%
Emerging Markets              >   $  0            1.25%

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

  Goldman Sachs Asset Management International, an affiliate of Goldman Sachs & Co., serves as subadviser for the Global Bond Portfolio; Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as subadviser for the Asset Allocation Portfolio; Federated Investment Counseling serves as a subadviser for the Corporate Bond, Utility and Federated Value Portfolios; Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter Discover & Co., serves as subadviser for the Worldwide High Income and International Diversified Equities Portfolios; Phoenix Investment Counsel, Inc. serves as subadviser for the Balanced/Phoenix Investment Counsel and Growth/Phoenix Investment Counsel Portfolios; Alliance Capital Management L.P. serves as a subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios; Davis Selected Advisers, L.P. serves as subadviser for the Venture Value and Real Estate Portfolios; and Putnam Investment Management, Inc. serves as subadviser for the Putnam Growth, International Growth and Income and Emerging Markets Portfolios.

  The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Corporate Bond               $0--$ 25 million    0.30%
                             >   $ 25 million    0.25%
                             >   $ 50 million    0.20%
                             >   $150 million    0.15%
Global Bond-                 $0--$ 50 million    0.40%
  Asset Allocation           >   $ 50 million    0.30%
                             >   $150 million    0.25%
                             >   $250 million    0.20%
Worldwide High Income-       $0--$350 million    0.65%
  International Diversified  >   $350 million    0.60%
  Equities
Balanced/Phoenix             $0--$ 50 million    0.35%
  Investment Counsel-        >   $ 50 million    0.30%
  Growth-Income-             >   $150 million    0.25%
  Alliance Growth-           >   $300 million    0.20%
  Growth/Phoenix             >   $500 million    0.15%
  Investment Counsel
Utility-Federated Value      $0--$ 20 million    0.55%
                             >   $ 20 million    0.35%
                             >   $ 50 million    0.25%
                             >   $150 million    0.20%
                             >   $500 million    0.15%

---------------------------------------------------------
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
Venture Value-Real Estate    $0--$100 million    0.45%
                             >   $100 million    0.40%
                             >   $500 million    0.35%
Putnam Growth                $0--$150 million    0.50%
                             >   $150 million    0.45%
                             >   $300 million    0.35%
Global Equities              $0--$ 50 million    0.50%
                             >   $ 50 million    0.40%
                             >   $150 million    0.30%
                             >   $300 million    0.25%
International Growth         $0--$150 million    0.65%
  and Income                 >   $150 million    0.55%
                             >   $300 million    0.45%
Emerging Markets             $0--$150 million    1.00%
                             >   $150 million    0.95%
                             >   $300 million    0.85%

  For certain Portfolios, the Adviser has voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:
"Dogs" of Wall Street Portfolio -- 0.85%, and Emerging Markets
Portfolio -- 1.90%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

                                                           ---------------------

  At November 30, 1998, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              --------   ----------
SunAmerica Balanced Portfolio...............................  $ 2,613     $    --
Utility Portfolio...........................................   41,753          --
"Dogs" of Wall Street Portfolio.............................       --      15,116
International Growth and Income Portfolio...................   52,507          --
Real Estate Portfolio.......................................    7,874          --
Emerging Markets Portfolio..................................       --      85,176

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the fiscal year ended November 30, 1998, was as follows:

                                               CASH         GLOBAL       CORPORATE     HIGH-YIELD     WORLDWIDE      SUNAMERICA
                                            MANAGEMENT       BOND          BOND           BOND       HIGH INCOME      BALANCED
                                             ---------------------------------------------------------------------------------

Purchases of portfolio securities
  (excluding U.S. government
  securities).............................  $      --    $158,448,916   $64,250,644   $422,273,117   $225,677,636   $105,699,282
Sales of portfolio securities (excluding
  U.S. government securities).............         --     145,473,125    13,199,264    320,939,852    196,273,959     46,885,250
Purchases of U.S. government securities...         --      61,495,785    22,263,045             --             --     63,094,702
Sales of U.S. government securities.......         --      54,338,126     1,007,422             --             --     39,163,217

                                            BALANCED/PHOENIX
                                               INVESTMENT         ASSET                       GROWTH-       FEDERATED
                                                COUNSEL         ALLOCATION      UTILITY        INCOME         VALUE
                                            ---------------------------------------------------------------------------

Purchases of portfolio securities
  (excluding U.S. government
  securities).............................    $110,866,188     $568,291,896   $66,441,000   $603,881,051   $122,861,244
Sales of portfolio securities (excluding
  U.S. government securities).............      85,955,012      555,850,199    29,866,786    377,503,849     50,620,510
Purchases of U.S. government securities...      24,626,128      476,444,760     2,272,449             --             --
Sales of U.S. government securities.......      26,805,721      353,221,524            --      7,717,336             --

                                              VENTURE
                                               VALUE
                                            ------------
Purchases of portfolio securities
  (excluding U.S. government
  securities).............................  $803,557,941
Sales of portfolio securities (excluding
  U.S. government securities).............   338,497,241
Purchases of U.S. government securities...       449,379
Sales of U.S. government securities.......            --

                                                                         GROWTH/PHOENIX
                                             "DOGS" OF       PUTNAM        INVESTMENT        ALLIANCE         GLOBAL
                                            WALL STREET      GROWTH         COUNSEL           GROWTH         EQUITIES
                                            ---------------------------------------------------------------------------

Purchases of portfolio securities
  (excluding U.S. government
  securities).............................  $61,790,788   $329,082,985    $227,773,071    $1,282,376,443   $366,256,543
Sales of portfolio securities (excluding
  U.S. government securities).............        9,870    227,315,644     251,537,682       911,286,983    345,118,560
Purchases of U.S. government securities...           --             --       5,229,281        24,436,810             --
Sales of U.S. government securities.......           --             --       1,065,916         5,815,297             --

                                                 INTERNATIONAL   INTERNATIONAL
                                                  GROWTH AND      DIVERSIFIED                   AGGRESSIVE     EMERGING
                                                    INCOME         EQUITIES      REAL ESTATE      GROWTH        MARKETS
                                                 ------------------------------------------------------------------------
Purchases of portfolio securities (excluding
  U.S. government securities)..................  $113,582,485    $175,695,858    $48,448,940   $263,869,749   $44,458,973
Sales of portfolio securities (excluding U.S.
  government securities).......................    41,470,388     107,020,206     11,225,279    253,148,328    24,133,517
Purchases of U.S. government securities........            --              --             --      4,461,188            --
Sales of U.S. government securities............            --              --             --      6,883,188            --

---------------------

7. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                    SUNAMERICA        GOLDMAN        SHELBY         DONALDSON, LUFKIN &
                                 SECURITIES, INC.   SACHS & CO.   CULLOM DAVIS   JENRETTE SECURITIES CORP.
                                 ----------------   -----------   ------------   -------------------------
Balanced/Phoenix Investment
  Counsel Portfolio............        $ 95          $     --        $   --               $   --
Asset Allocation Portfolio.....          --           100,571            --                   --
Growth-Income Portfolio........                                                            1,000
Venture Value Portfolio........          --                --         9,576                   --
Putnam Growth Portfolio........         610                --            --                   --
Growth/Phoenix Investment
  Counsel Portfolio............         360                --            --                   --
Global Equities Portfolio......          --                --            --                2,030
Real Estate Portfolio..........          --                --           222                   --

8. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond, SunAmerica Balanced, Growth-Income, Venture Value, "Dogs" of Wall Street, Alliance Growth, Global Equities and Aggressive Growth Portfolios have established an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 125 basis points. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. Any interest paid during the year is shown as interest expense on the Statement of Operations.

9. SUBSEQUENT EVENTS: Effective December 14, 1998, the Trust issued three new portfolios, Equity Income Portfolio, Equity Index Portfolio, and Small Company Value Portfolio, each of which represents a separate managed portfolio of securities with its own investment objective.

  On January 1, 1999, SunAmerica Inc., pursuant to the terms of an agreement entered into with American International Group, Inc. ("AIG"), merged with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of SunAmerica Series Trust (the "Trust"), became an indirect wholly owned subsidiary of AIG. In connection therewith, on December 30, 1998, shareholders approved a new investment advisory and management agreement with SAAMCo to take effect on January 1, 1999. The new agreement has no effect on the fees or expenses payable by the Trust or its shareholders.

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS*

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                         NET                                    TOTAL
                                                        ASSET       NET       NET REALIZED       FROM
                                                        VALUE     INVEST-     & UNREALIZED     INVEST-
                      PERIOD                          BEGINNING     MENT     GAIN (LOSS) ON      MENT
                      ENDED                           OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS
--------------------------------------------------------------------------------------------------------
Cash Management Portfolio

11/30/94                                               $10.20      $0.38         $(0.02)        $ 0.36
11/30/95                                                10.47       0.56           0.01           0.57
11/30/96                                                10.70       0.53          (0.02)          0.51
11/30/97                                                10.76       0.53           0.01           0.54
11/30/98                                                10.74       0.54          (0.02)          0.52
Global Bond Portfolio

11/30/94                                                10.30       0.53          (0.86)         (0.33)
11/30/95                                                 9.83       0.60           0.97           1.57
11/30/96                                                11.02       0.59           0.54           1.13
11/30/97                                                11.40       0.52           0.38           0.90
11/30/98                                                11.51       0.49           0.78           1.27
Corporate Bond Portfolio

11/30/94                                                10.19       0.52          (0.87)         (0.35)
11/30/95                                                 9.75       0.60           1.00           1.60
11/30/96                                                10.82       0.65           0.03           0.68
11/30/97                                                11.09       0.77           0.21           0.98
11/30/98                                                11.54       0.77          (0.02)          0.75
High-Yield Bond Portfolio

11/30/94                                                11.12       1.20          (1.65)         (0.45)
11/30/95                                                10.32       1.11           0.12           1.23
11/30/96                                                10.53       0.98           0.48           1.46
11/30/97                                                11.04       1.04           0.48           1.52
11/30/98                                                11.82       1.14          (1.24)         (0.10)
Worldwide High Income Portfolio
10/28/94-
11/30/94                                                10.00       0.04          (0.09)         (0.05)
11/30/95                                                 9.95       1.10           0.47           1.57
11/30/96                                                11.42       1.25           1.60           2.85
11/30/97                                                13.35       0.98           0.68           1.66
11/30/98                                                13.20       1.07          (2.61)         (1.54)
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                10.00       0.10           1.03           1.13
11/30/97                                                11.13       0.23           2.15           2.38
11/30/98                                                13.45       0.30           2.33           2.63
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94                                                10.00       0.04          (0.08)         (0.04)
11/30/95                                                 9.96       0.34           2.23           2.57
11/30/96                                                12.48       0.34           1.31           1.65
11/30/97                                                13.63       0.37           1.39           1.76
11/30/98                                                14.75       0.36           1.56           1.92

                                                      DIVIDENDS      DIVIDENDS     NET                   NET
                                                    DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                         NET         REALIZED     VALUE                 END OF
                      PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                      ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
--------------------------------------------------  -----------------------------------------------------------
Cash Management Portfolio
11/30/94                                            $      (0.09)     $   --      $10.47      3.51%    $ 89,098
11/30/95                                                   (0.34)         --       10.70      5.59       90,731
11/30/96                                                   (0.45)         --       10.76      4.92       91,247
11/30/97                                                   (0.56)         --       10.74      5.22      156,119
11/30/98                                                   (0.68)         --       10.58      5.05      223,640
Global Bond Portfolio
11/30/94                                                   (0.09)      (0.05)       9.83     (3.18)      44,543
11/30/95                                                   (0.38)         --       11.02     16.40       59,759
11/30/96                                                   (0.75)         --       11.40     10.94       68,221
11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
Corporate Bond Portfolio
11/30/94                                                   (0.05)      (0.04)       9.75     (3.41)      15,869
11/30/95                                                   (0.53)         --       10.82     17.01       29,475
11/30/96                                                   (0.41)         --       11.09      6.51       37,207
11/30/97                                                   (0.53)         --       11.54      9.26       62,272
11/30/98                                                   (0.46)         --       11.83      6.61      143,561
High-Yield Bond Portfolio
11/30/94                                                   (0.29)      (0.06)      10.32     (4.26)      55,803
11/30/95                                                   (1.02)         --       10.53     12.64       82,174
11/30/96                                                   (0.95)         --       11.04     14.86      113,229
11/30/97                                                   (0.74)         --       11.82     14.53      195,639
11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
Worldwide High Income Portfolio
10/28/94-
11/30/94                                                      --          --        9.95     (0.50)      10.478
11/30/95                                                   (0.10)         --       11.42     16.02       21,515
11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                      --          --       11.13     11.30       10,224
11/30/97                                                   (0.04)      (0.02)      13.45     21.48       44,621
11/30/98                                                   (0.11)      (0.36)      15.61     19.81      149,242
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94                                                      --          --        9.96     (0.40)       1,516
11/30/95                                                   (0.05)         --       12.48     25.89       32,429
11/30/96                                                   (0.19)      (0.31)      13.63     13.75       70,021
11/30/97                                                   (0.23)      (0.41)      14.75     13.52       95,721
11/30/98                                                   (0.31)      (1.40)      14.96     13.54      131,440

                                                                      RATIO OF NET
                                                     RATIO OF          INVESTMENT
                                                    EXPENSES TO        INCOME TO
                      PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                      ENDED                           ASSETS             ASSETS      TURNOVER
--------------------------------------------------  ------------------------------------------
Cash Management Portfolio
11/30/94                                                 0.70%++          3.73%++        --%
11/30/95                                                 0.67             5.32           --
11/30/96                                                 0.62             4.90           --
11/30/97                                                 0.63             5.06           --
11/30/98                                                 0.58             4.97           --
Global Bond Portfolio
11/30/94                                                 1.06             5.29          347
11/30/95                                                 0.95             5.89          339
11/30/96                                                 0.89             5.44          223
11/30/97                                                 0.90             4.70          360
11/30/98                                                 0.85             4.27          210
Corporate Bond Portfolio
11/30/94                                                 0.94++           5.21++        419
11/30/95                                                 0.96++           5.93++        412
11/30/96                                                 0.97             6.11          338
11/30/97                                                 0.91             6.99           49
11/30/98                                                 0.77             6.61           15
High-Yield Bond Portfolio
11/30/94                                                 0.92++          11.07++        225
11/30/95                                                 0.80            10.80          174
11/30/96                                                 0.77             9.41          107
11/30/97                                                 0.75             9.26          243
11/30/98                                                 0.69             9.75          128
Worldwide High Income Portfolio
10/28/94-
11/30/94                                              1.60+++          4.48+++            2
11/30/95                                                 1.30            10.46          176
11/30/96                                                 1.18            10.45          177
11/30/97                                                 1.10             7.58          146
11/30/98                                                 1.08             8.90          158
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                 1.00+++          1.92+++        40
11/30/97                                                 1.00             1.82          143
11/30/98                                                 0.78             2.10          111
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94                                                 1.00+++          4.25+++        10
11/30/95                                                 0.98++           3.08++        153
11/30/96                                                 0.84             2.74          194
11/30/97                                                 0.82             2.63          271
11/30/98                                                 0.77             2.43          106

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   +  Annualized

   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                              EXPENSES                            NET INVESTMENT INCOME
                                                -------------------------------------    ----------------------------------------
                                                1994    1995    1996    1997    1998     1994     1995     1996     1997    1998
                                                -------------------------------------    ----------------------------------------
Cash Management Portfolio...................    0.78%   0.67%   0.62%   0.63%   0.58%     3.65%    5.32%    4.90%   5.06%   4.97%
Global Bond Portfolio.......................    1.06    0.95    0.89    0.90    0.85      5.29     5.89     5.44    4.70    4.27
Corporate Bond Portfolio....................    1.09    0.97    0.97    0.91    0.77      5.06     5.92     6.11    6.99    6.61
High-Yield Bond Portfolio...................    0.93    0.80    0.77    0.75    0.69     11.06    10.80     9.41    9.26    9.75
Worldwide High Income Portfolio.............    2.26    1.30    1.18    1.10    1.08      3.82    10.46    10.45    7.58    8.90
SunAmerica Balanced Portfolio...............      --      --    1.43    1.00    0.78        --       --     1.49    1.82    2.10
Balanced/Phoenix Investment Counsel
  Portfolio.................................    6.82    1.11    0.84    0.82    0.77     (1.57)    2.95     2.74    2.63    2.43

See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                    NET                                    TOTAL
                                                   ASSET       NET       NET REALIZED       FROM
                                                   VALUE     INVEST-     & UNREALIZED     INVEST-
                   PERIOD                        BEGINNING     MENT     GAIN (LOSS) ON      MENT
                    ENDED                        OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS
---------------------------------------------------------------------------------------------------
Asset Allocation Portfolio

11/30/94                                          $10.36      $0.29         $(0.25)        $ 0.04
11/30/95                                           10.32       0.42           2.24           2.66
11/30/96                                           12.74       0.48           2.00           2.48
11/30/97                                           14.52       0.44           2.55           2.99
11/30/98                                           16.21       0.48           0.08           0.56
Utility Portfolio
6/3/96-
11/30/96                                           10.00       0.24           0.51           0.75
11/30/97                                           10.75       0.36           1.91           2.27
11/30/98                                           12.91       0.42           1.62           2.04
Growth-Income Portfolio

11/30/94                                           10.61       0.13          (0.36)         (0.23)
11/30/95                                           10.33       0.17           3.31           3.48
11/30/96                                           13.71       0.18           3.48           3.66
11/30/97                                           16.82       0.17           4.69           4.86
11/30/98                                           20.82       0.17           4.33           4.50
Federated Value Portfolio
6/3/96-
11/30/96                                           10.00       0.07           1.01           1.08
11/30/97                                           11.08       0.13           2.72           2.85
11/30/98                                           13.90       0.17           2.35           2.52
Venture Value Portfolio
10/28/94-
11/30/94                                           10.00       0.03          (0.25)         (0.22)
11/30/95                                            9.78       0.17           3.55           3.72
11/30/96                                           13.47       0.18           3.46           3.64
11/30/97                                           16.90       0.19           4.73           4.92
11/30/98                                           21.47       0.20           2.23           2.43
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                           10.00       0.11          (0.30)         (0.19)
Putnam Growth Portfolio

11/30/94                                           10.04       0.03          (0.01)          0.02
11/30/95                                           10.05      (0.01)          3.09           3.08
11/30/96                                           13.10         --           2.61           2.61
11/30/97                                           15.71       0.03           3.93           3.96
11/30/98                                           19.15       0.01           4.15           4.16
Growth/Phoenix Investment Counsel Portfolio

11/30/94                                           10.78       0.16          (0.87)         (0.71)
11/30/95                                           10.01       0.12           3.14           3.26
11/30/96                                           13.14       0.11           2.16           2.27
11/30/97                                           14.39       0.11           2.48           2.59
11/30/98                                           15.62       0.02           2.61           2.63

                                                 DIVIDENDS       DIVIDENDS     NET                    NET
                                               DECLARED FROM     FROM NET     ASSET                  ASSETS
                                                    NET          REALIZED     VALUE                  END OF
                   PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
                    ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
---------------------------------------------  --------------------------------------------------------------
Asset Allocation Portfolio
11/30/94                                       $       (0.05)     $(0.03)     $10.32      0.30%    $  106,856
11/30/95                                               (0.20)      (0.04)      12.74     26.10        199,836
11/30/96                                               (0.31)      (0.39)      14.52     20.27        316,388
11/30/97                                               (0.40)      (0.90)      16.21     21.97        526,585
11/30/98                                               (0.35)      (1.61)      14.81      2.85        713,045
Utility Portfolio
6/3/96-
11/30/96                                                  --          --       10.75      7.50          6,299
11/30/97                                               (0.09)      (0.02)      12.91     21.26         24,366
11/30/98                                               (0.16)      (0.33)      14.46     15.98         68,049
Growth-Income Portfolio
11/30/94                                               (0.04)      (0.01)      10.33     (2.20)        84,899
11/30/95                                               (0.10)         --       13.71     33.89        171,281
11/30/96                                               (0.12)      (0.43)      16.82     27.41        325,463
11/30/97                                               (0.13)      (0.73)      20.82     30.11        622,062
11/30/98                                               (0.13)      (0.96)      24.23     21.91      1,019,590
Federated Value Portfolio
6/3/96-
11/30/96                                                  --          --       11.08     10.80         12,460
11/30/97                                               (0.03)         --       13.90     25.75         59,024
11/30/98                                               (0.06)      (0.30)      16.06     18.22        145,900
Venture Value Portfolio
10/28/94-
11/30/94                                                  --          --        9.78      (2.20)        4,449
11/30/95                                               (0.03)         --       13.47     38.17        154,908
11/30/96                                               (0.09)      (0.12)      16.90     27.44        516,413
11/30/97                                               (0.09)      (0.26)      21.47     29.62      1,140,053
11/30/98                                               (0.12)      (0.68)      23.10     11.36      1,725,411
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                                  --          --        9.81     (1.90)        65,283
Putnam Growth Portfolio
11/30/94                                               (0.01)         --       10.05      0.19         75,342
11/30/95                                               (0.03)         --       13.10     30.66        115,276
11/30/96                                                  --          --       15.71     19.92        160,073
11/30/97                                                  --       (0.52)      19.15     26.01        234,726
11/30/98                                               (0.02)      (3.08)      20.21     22.56        398,863
Growth/Phoenix Investment Counsel Portfolio
11/30/94                                               (0.06)         --       10.01     (6.64)       104,194
11/30/95                                               (0.13)         --       13.14     32.92        149,910
11/30/96                                               (0.11)      (0.91)      14.39     18.40        186,368
11/30/97                                               (0.10)      (1.26)      15.62     19.78        218,496
11/30/98                                               (0.12)      (2.76)      15.37     17.82        238,298

                                                             RATIO OF NET
                                                RATIO OF      INVESTMENT
                                               EXPENSES TO    INCOME TO
                   PERIOD                      AVERAGE NET   AVERAGE NET    PORTFOLIO
                    ENDED                        ASSETS         ASSETS      TURNOVER
---------------------------------------------  --------------------------------------
Asset Allocation Portfolio
11/30/94                                          0.94%++        2.71%++       152%
11/30/95                                          0.81           3.62          207
11/30/96                                          0.74           3.66          200
11/30/97                                          0.68           2.88          176
11/30/98                                          0.64           3.15          156
Utility Portfolio
6/3/96-
11/30/96                                          1.05+++        4.41+++        24
11/30/97                                          1.05++         3.15++         77
11/30/98                                          1.01           3.04           72
Growth-Income Portfolio
11/30/94                                          0.81++         1.26++         59
11/30/95                                          0.77           1.42           59
11/30/96                                          0.72           1.21           82
11/30/97                                          0.65           0.89           44
11/30/98                                          0.60           0.78           53
Federated Value Portfolio
6/3/96-
11/30/96                                          1.05+++        1.26+++        30
11/30/97                                          1.03           1.03           46
11/30/98                                          0.83           1.13           51
Venture Value Portfolio
10/28/94-
11/30/94                                          1.10+++        3.93+++        --
11/30/95                                          1.00++         1.43++         18
11/30/96                                          0.85           1.21           22
11/30/97                                          0.79           0.98           22
11/30/98                                          0.75           0.89           25
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                       0.85+++        2.04+++            0
Putnam Growth Portfolio
11/30/94                                          0.96++         0.31++         54
11/30/95                                          0.93          (0.05)          52
11/30/96                                          0.90          (0.02)          63
11/30/97                                          0.91           0.18          125
11/30/98                                          0.86           0.09           75
Growth/Phoenix Investment Counsel Portfolio
11/30/94                                          0.81++         1.52++        211
11/30/95                                          0.76           1.01          229
11/30/96                                          0.74           0.82          164
11/30/97                                          0.73           0.77          217
11/30/98                                          0.70           0.17          105

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   +  Annualized

   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                             EXPENSES                         NET INVESTMENT INCOME (LOSS)
                                               -------------------------------------    -----------------------------------------
                                               1994    1995    1996    1997    1998     1994     1995     1996     1997     1998
                                               -------------------------------------    -----------------------------------------
 Asset Allocation Portfolio................    0.94%   0.81%   0.74%   0.68%   0.64%     2.71%    3.62%    3.66%    2.88%   3.15%
 Utility Portfolio.........................      --      --    1.93    1.24    1.01        --       --     3.53     2.96    3.04
 Growth-Income Portfolio...................    0.89    0.77    0.72    0.65    0.60      1.18     1.42     1.21     0.89    0.78
 Federated Value Portfolio.................      --      --    1.57    1.03    0.83        --       --     0.74     1.03    1.13
 Venture Value Portfolio...................    3.89    1.02    0.85    0.79    0.75      1.14     1.41     1.21     0.98    0.89
 "Dogs" of Wall Street Portfolio...........      --      --      --      --    0.92        --       --       --       --    1.97
 Putnam Growth Portfolio...................    1.05    0.93    0.90    0.91    0.86      0.22    (0.05)   (0.02)    0.18    0.09
 Growth/Phoenix Investment Counsel
  Portfolio................................    0.87    0.76    0.74    0.73    0.70      1.46     1.01     0.82     0.77    0.17

See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                   NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                  ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                  VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                     PERIOD                     BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                     ENDED                      OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio
11/30/94                                         $10.92      $0.04         $(0.14)        $(0.10)    $      (0.01)     $(0.17)
11/30/95                                          10.64       0.07           5.08           5.15            (0.03)      (0.13)
11/30/96                                          15.63       0.08           4.07           4.15            (0.04)      (1.01)
11/30/97                                          18.73       0.16           4.76           4.92            (0.05)      (1.04)
11/30/98                                          22.56       0.07           7.77           7.84            (0.06)      (2.30)
Global Equities Portfolio
11/30/94                                          10.99       0.05           0.71           0.76            (0.01)      (0.07)
11/30/95                                          11.67       0.12           1.64           1.76            (0.08)      (0.29)
11/30/96                                          13.06       0.14           2.19           2.33            (0.14)      (0.33)
11/30/97                                          14.92       0.09           1.79           1.88            (0.13)      (0.69)
11/30/98                                          15.98       0.07           2.40           2.47            (0.19)      (1.36)
International Growth and Income Portfolio
6/2/97-
11/30/97                                          10.00       0.03           0.38           0.41               --          --
11/30/98                                          10.41       0.13           0.86           0.99            (0.03)      (0.06)
International Diversified Equities Portfolio
10/28/94-11/30/94                                 10.00       0.01          (0.23)         (0.22)              --          --
11/30/95                                           9.78       0.07           0.38           0.45            (0.08)         --
11/30/96                                          10.15       0.05           1.43           1.48            (0.26)         --
11/30/97                                          11.37       0.09           0.28           0.37            (0.31)      (0.10)
11/30/98                                          11.33       0.15           1.93           2.08            (0.40)      (0.15)
Real Estate Portfolio
6/2/97-
11/30/97                                          10.00       0.16           1.37           1.53               --          --
11/30/98                                          11.53       0.45          (1.93)         (1.48)           (0.16)      (0.01)
Aggressive Growth Portfolio
6/3/96-
11/30/96                                          10.00       0.02           0.34           0.36               --          --
11/30/97                                          10.36       0.01           1.40           1.41            (0.01)         --
11/30/98                                          11.76       0.04           0.52           0.56               --          --
Emerging Markets Portfolio
6/2/97-
11/30/97                                          10.00       0.06          (2.03)         (1.97)              --          --
11/30/98                                           8.03       0.04          (1.78)         (1.74)           (0.07)         --

                                              NET                    NET                        RATIO OF NET
                                             ASSET                  ASSETS        RATIO OF      INVESTMENT
                                             VALUE                  END OF        EXPENSES TO   INCOME TO
                                             END OF     TOTAL       PERIOD        AVERAGE NET   AVERAGE NET     PORTFOLIO
                                             PERIOD   RETURN***    (000'S)          ASSETS      ASSETS          TURNOVER
---------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio
11/30/94                                     $10.64     (0.93)%   $   53,213      0.82%++        0.37%++        146%
11/30/95                                      15.63     48.91        167,870      0.79           0.51           138
11/30/96                                      18.73     28.05        381,367      0.71           0.51           121
11/30/97                                      22.56     27.80        704,533      0.65           0.37           110
11/30/98                                      28.04     35.92      1,396,140      0.58           0.27            90
Global Equities Portfolio
11/30/94                                      11.67      6.87        136,758      1.28           0.42            67
11/30/95                                      13.06     15.58        165,752      1.14           1.02           106
11/30/96                                      14.92     18.21        246,482      1.03           1.04            70
11/30/97                                      15.98     13.30        341,639      0.95           0.58           115
11/30/98                                      16.90     15.34        420,358      0.88           0.46            92
International Growth and Income Portfolio
6/2/97-
11/30/97                                      10.41      4.10         42,844      1.60+++        0.61+++         19
11/30/98                                      11.31      9.58        128,344      1.46           1.12            51
International Diversified Equities Portfolio
10/28/94-11/30/94                              9.78     (2.20)        12,438      1.70+++        1.60+++         --
11/30/95                                      10.15      4.63         48,961      1.70++         0.76++          52
11/30/96                                      11.37     14.85        157,008      1.59           0.47            53
11/30/97                                      11.33      3.52        248,927      1.35           0.82            56
11/30/98                                      12.86     18.33        354,174      1.26           1.18            40
Real Estate Portfolio
6/2/97-
11/30/97                                      11.53     15.30         29,565      1.25+++       3.25+++           7
11/30/98                                       9.88    (13.04)        59,102      0.95          4.21             26
Aggressive Growth Portfolio
6/3/96-
11/30/96                                      10.36      3.60         35,124      1.05+++       0.46+++          47
11/30/97                                      11.76     13.62        103,603      0.90         (0.13)           221
11/30/98                                      12.32      4.76        133,183      0.83          0.32            268
Emerging Markets Portfolio
6/2/97-
11/30/97                                       8.03    (19.70)        19,979      1.90+++       1.33+++          49
11/30/98                                       6.22    (21.86)        31,685      1.90++        0.61++           96

*  Calculated based upon average shares outstanding

**  After fee waivers and expense reimbursements by the investment adviser

*** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

+  Annualized

++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                             EXPENSES                         NET INVESTMENT INCOME (LOSS)
                                               -------------------------------------    -----------------------------------------
                                               1994    1995    1996    1997    1998     1994     1995     1996     1997     1998
                                               -------------------------------------    -----------------------------------------
 Alliance Growth Portfolio.................    0.96%   0.79%   0.71%   0.65%   0.58%     0.23%    0.51%    0.51%    0.37%    0.27%
 Global Equities Portfolio.................    1.28    1.14    1.03    0.95    0.88      0.42     1.02     1.04     0.58     0.46
 International Growth and Income
  Portfolio................................      --      --      --    2.02    1.46        --       --       --     0.19     1.12
 International Diversified Equities
  Portfolio................................    3.50    2.09    1.59    1.35    1.26     (0.20)    0.37     0.47     0.82     1.18
 Real Estate Portfolio.....................      --      --      --    1.36    0.95        --       --       --     3.14     4.21
 Aggressive Growth Portfolio...............      --      --    1.09    0.90    0.83        --       --     0.42    (0.13)    0.32
 Emerging Markets Portfolio................      --      --      --    2.60    2.01        --       --       --     0.63     0.50

See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF SUNAMERICA SERIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Global Bond Portfolio, Corporate Bond Portfolio, High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Balanced/Phoenix Investment Counsel Portfolio, Asset Allocation Portfolio, Utility Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, Alliance Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Putnam Growth Portfolio, Global Equities Portfolio, International Growth and Income Portfolio, International Diversified Equities Portfolio, Real Estate Portfolio, Aggressive Growth Portfolio, "Dogs" of Wall Street Portfolio and Emerging Markets Portfolio (constituting the twenty-two portfolios of SunAmerica Series Trust at November 30, 1998, hereafter referred to as the "Fund") at November 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
January 15, 1999

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

  Certain tax information regarding the SunAmerica Series Trust is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended November 30, 1998.

  During the year ended November 30, 1998 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                                                   NET            NET             NET        QUALIFYING % FOR THE
                                                      TOTAL     INVESTMENT    SHORT-TERM       LONG-TERM        70% DIVIDENDS
                                                    DIVIDENDS     INCOME     CAPITAL GAINS   CAPITAL GAINS    RECEIVED DEDUCTION
                                                          -----------------------------------------------------------------

Cash Management Portfolio.........................    $0.68       $0.68          $  --           $  --                 --%
Global Bond Portfolio.............................     1.01        0.79           0.18            0.04                 --
Corporate Bond Portfolio..........................     0.46        0.46             --              --               1.67
High-Yield Bond Portfolio.........................     0.74        0.66             --            0.08                 --
Worldwide High Income Portfolio...................     1.35        0.61           0.68            0.06                 --
SunAmerica Balanced Portfolio.....................     0.47        0.11           0.32            0.04              10.19
Balanced/Phoenix Investment Counsel Portfolio.....     1.71        0.31           1.00            0.40               4.59
Asset Allocation Portfolio........................     1.96        0.35           0.57            1.04              11.70
Utility Portfolio.................................     0.49        0.16           0.23            0.10              42.16
Growth-Income Portfolio...........................     1.09        0.13           0.35            0.61              30.63
Federated Value Portfolio.........................     0.36        0.06           0.21            0.09              33.38
Venture Value Portfolio...........................     0.80        0.12           0.12            0.56              56.55
"Dogs" of Wall Street Portfolio...................       --          --             --              --                 --
Putnam Growth Portfolio...........................     3.10        0.02           0.45            2.63              22.73
Growth/Phoenix Investment Counsel Portfolio.......     2.88        0.12           1.33            1.43               8.13
Alliance Growth Portfolio.........................     2.36        0.06           1.36            0.94               9.76
Global Equities Portfolio.........................     1.55        0.19           0.49            0.87               9.13
International Growth and Income Portfolio.........     0.09        0.03           0.06              --                 --
International Diversified Equities Portfolio......     0.55        0.40             --            0.15                 --
Real Estate Portfolio.............................     0.17        0.16           0.01              --                 --
Aggressive Growth Portfolio.......................       --          --             --              --                 --
Emerging Markets Portfolio........................     0.07        0.07             --              --                 --

  The International Growth and Income and International Diversified Equities Portfolios make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended November 30, 1998 were $196,935 and $706,852 respectively. The gross foreign source income for information reporting is $1,760,241 and $5,318,868 respectively.

---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. INDEXES

              The following graphs compare the performance of a $10,000 investment in the SunAmerica Series Trust Portfolios (with the exception of Cash Management) to a $10,000 investment in a securities index since the portfolio inception. Please note that variable annuity minimum premiums vary by contract and may be higher or lower than the $10,000 depicted. Following each graph is a discussion of portfolio performance and factors affecting it over the last one-year period.

              THESE GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SUNAMERICA SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES.

              SUNAMERICA ASSET MANAGEMENT CORP.

              Cash Management Portfolio

              For the one-year period ended November 30, 1998, the Portfolio maintained a 65-day average maturity, slightly longer than the Donaghue average of approximately 55 days. The return for the year was 5.05% versus the Lipper Analytical composite return of 4.84%.

              At the close of 1998, the U.S. economy remained very strong, with fourth quarter growth estimated at approximately 3.0 to 3.5% or more. The outlook for 1999, however, is for growth to slow to a below-trend rate around 1.5%. A slowdown in the economy, coupled with numerous announcements of planned corporate layoffs, should trigger unemployment to rise above 5.0%. The inflation rate should remain subdued due to the low level of commodity and import prices. Wage growth has already begun to slow and should continue over the next year as the unemployment rate rises. The manager predicts short-term rates will trend lower over the next quarter and the yield on the 30-year Treasury bond could reach about 4.5%.

              Given the expectation of a slowing U.S. economy, the manager intends to maintain the Portfolio's average days to maturity at approximately 65 days, reflecting its bullish outlook for lower short-term interest rates. SunAmerica Asset Management will continue to search for the best relative valued securities and structure the Portfolio to be flexible for any changes in the economic outlook.

                     Past performance is no guarantee of future results.
                                                           ---------------------

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
[Global Bond Portfolio]

                                                                            J.P. Morgan Global
                                                 Global Bond Portfolio      Gov't Bond Index(1)
7/1/93                                                   10000                     10000
                                                         10200                     10296
11/30/93                                                 10300                     10324
                                                         10190                     10413
5/31/94                                                   9942                     10270
                                                          9930                     10463
11/30/94                                                  9973                     10746
                                                         10297                     11086
5/31/95                                                  10965                     11802
                                                         11102                     12007
11/30/95                                                 11608                     12548
                                                         11734                     12630
5/31/96                                                  11896                     12772
                                                         12156                     13069
11/30/96                                                 12879                     13809
                                                         13014                     13961
5/31/97                                                  13078                     14127
                                                         13503                     14590
11/30/97                                                 13964                     15094
                                                         14364                     15559
5/31/98                                                  14716                     15934
                                                         15140                     16519
11/30/98                                                 15604                     17021

Global Bond Portfolio
Average Annual Total Returns as of 11/30/98
  1-year                     11.75%
  5-year                      8.66%
  Since Inception (7/1/93)    8.56%

(1) The J.P. Morgan Global Government Bond Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.


              The Global Bond Portfolio returned 11.75% during the one-year period ended November 30, 1998, slightly underperforming the J.P. Morgan Global Government Bond Index at 12.76%. The portfolio's performance can largely be attributed to Goldman Sachs' focus on high quality securities.

              European markets generated strong results, with bond markets in the U.K., Denmark, and Sweden contributing significantly to overall portfolio performance. In the first half of the year, markets in the United States and Canada were driven by a flight to fixed income, given the aftermath of the Asian crisis. However, U.S. Treasuries were adversely affected by a return in credit and equity market confidence and, at year-end, performed relatively poorly.

              In Japan, the Portfolio began the year with an underweighted position, given the poor outlook for the Japanese economy, and moved to an overweighted stance towards mid-year in an effort to take advantage of deterioration in Japanese economic activity. At the close of the year, however, this position was reduced, reflecting a preference for opportunities in Europe.

              The portfolio's initial neutral position in Europe was shifted to an overweighted position to take advantage of ongoing strength in the European bond markets. Going forward, Goldman Sachs will continue to maintain an overweighted position in Europe and a neutral to underweighted position in Japan.

                     Past performance is no guarantee of future results.
---------------------

FEDERATED INVESTORS
[Corporate Bond Portfolio]

                                                     Lehman            Lehman            Lipper
                                                    Brothers          Brothers        Corporate BBB
                               Corporate Bond       Aggregate      Corporate Bond      Rated Index
                                  Portfolio         Index (1)         Index (2)            (3)
7/1/93                              10000             10000             10000             10000
                                    10200             10231             10323             10341
11/30/93                            10190             10209             10271             10351
                                    10180             10222             10284             10368
5/31/94                              9843              9888              9836              9906
                                    10014             10075             10070             10070
11/30/94                             9843              9896              9845              9866
                                    10337             10404             10429             10324
5/31/95                             10942             11024             11196             11064
                                    11112             11215             11428             11261
11/30/95                            11517             11643             11937             11740
                                    11570             11677             11922             11729
5/31/96                             11404             11507             11701             11526
                                    11559             11673             11859             11669
11/30/96                            12266             12347             12707             12445
                                    12230             12303             12602             12396
5/31/97                             12449             12468             12736             12521
                                    12926             12849             13192             12959
11/30/97                            13402             13287             13669             13385
                                    13692             13582             13974             13676
5/31/98                             13962             13829             14283             13922
                                    14046             14204             14443             13982
11/30/98                            14288             14541             14957             14346


Corporate Bond Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                            6.61%
  5-year                            6.99%
  Since Inception (7/1/93)          6.82%

(1)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(2)The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(3)The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.


              The Corporate Bond Portfolio returned 6.61% during the one-year period ended November 30, 1998, underperforming the Lehman Brothers Aggregate Index return of 9.44%, the Lehman Brothers Corporate Bond Index return of 9.42%, and the Lipper Corporate BBB Rated Index return of 7.18%. This past year has been a positive one for most fixed income investors, particularly those in the highest quality debt sectors. Interest rate levels declined significantly over the period for all points along the U.S. Treasury maturity spectrum. The two predominant reasons for this were (1) slower economic growth and (2) dramatic economic/financial marketplace volatility in non-U.S. markets.

              Over the past year, corporate earnings have been considerably below initial Wall Street analyst expectations. The concern over the future growth potential of the U.S. economy, combined with sustained low inflation, resulted in lowered U.S. Treasury yields. In addition, the global financial marketplace became very unstable. Most notably, problems emanating from Asia in the second half of 1997 quickly spread to Russia and Latin America through 1998. The result was a worldwide "flight to quality" into U.S. Treasury securities.

              In terms of relative performance, the general rule over the past year was that higher quality outperformed lower quality bonds, and domestic outperformed international bonds. The star performers were U.S. Treasuries, perceived to be the highest quality investment worldwide. All other investment grade sectors (corporate, mortgage, asset-backed) produced positive rates of return, but fell short of U.S. Treasuries. Below investment-grade and emerging market debt securities yielded modestly positive or negative returns over the fiscal year period.

              The portfolio composition was purposefully and consistently adjusted toward a longer duration and higher quality average over the fiscal year period. Thus, the portfolio duration was approximately one-half year longer than the year-ago target, and the percentage of assets in high-yield corporate securities was reduced.

                     Past performance is no guarantee of future results.
                                                           ---------------------

SUNAMERICA ASSET MANAGEMENT CORP.
[High-Yield Bond Portfolio]

                                                    High-Yield Bond         Merrill Lynch High-
                                                       Portfolio           Yield Master Index(1)
2/9/93                                                   10000                     10000
                                                         10140                     10189
5/31/93                                                  10490                     10581
                                                         10810                     10999
11/30/93                                                 11120                     11318
                                                         11540                     11626
5/31/94                                                  10884                     11250
                                                         10760                     11449
11/30/94                                                 10647                     11376
                                                         11070                     12028
5/31/95                                                  11651                     12870
                                                         11583                     13196
11/30/95                                                 11993                     13573
                                                         12517                     14030
5/31/96                                                  12652                     14098
                                                         12952                     14427
11/30/96                                                 13775                     15200
                                                         14349                     15647
5/31/97                                                  14388                     15965
                                                         15202                     16568
11/30/97                                                 15776                     17115
                                                         16524                     17607
5/31/98                                                  16924                     17969
                                                         15960                     17379
11/30/98                                                 15577                     17907


High-Yield Bond Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                              -1.26$
  5-year                               6.97%
  Since Inception (2/9/93)             7.93%

(1)The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.


              The one-year period ended November 30, 1998, can be broken neatly in half. The first six months were characterized by rising prices, low volatility, tightening risk premiums, and historically low default rates. The latter period saw a sharp reversal of all these trends. The high-yield market was hit with both fundamental and technical problems. Fundamentally, weakening commodity prices (energy, steel, paper, shipping, etc.) and deflation hurt highly leveraged companies across the board. Technically, the market was rocked by waves of selling from hedge funds that were forced to meet margin calls. While the technical picture appears back in balance as of November 30, 1998, fundamentals remain weak for large sectors of the high-yield market.

              Strategically, SunAmerica Asset Management had the right call on the market, but tactically it was too early. While the difficulties in the second half of 1998 were anticipated, the portfolio was not prepared for the sharp degree of erosion. The manager's belief that commodity weakness was properly priced in the market was incorrect. In the May-June period, the manager shifted some of the portfolio's telecommunication positions into the commodity sectors. While the telecommunications sector has, for the most part, come back strong, commodities continue to languish.

              The portfolio's weak recent quarter was severe enough to pull down performance for the entire year. The one-year return of -1.26% underperformed the Merrill Lynch High-Yield Master Index return of 4.63%. Looking forward, conditions remain challenging with continued volatility expected, but valuations of the high-yield sector do appear compelling. Investors are being paid a risk premium that reflects good value. Commodity prices remain a concern, but there are signs pointing to stability in paper and steel, with little new capacity scheduled for the foreseeable future. While emerging market instability continues to pose a challenge, the manager believes the majority of the damage has been done and the markets are poised for a slow recovery.

                     Past performance is no guarantee of future results.
---------------------

MORGAN STANLEY ASSET MANAGEMENT INC.
[Worldwide High Income Portfolio]

                                 World Wide                         First Boston
                                 High Income         Blended         High Yield         JP Morgan
                                  Portfolio         Index(1)          Index(2)        EMBI Plus(3)
10/28/94                            10000             10000             10000             10000
2/28/95                              9856              9441             10463              8488
5/31/95                             10775             10583             11122             10008
8/31/95                             11190             10960             11400             10467
11/30/95                            11544             11429             11714             11072
2/28/96                             12265             12161             12152             12054
5/31/96                             12802             12812             12284             13226
8/31/96                             13417             13560             12554             14490
11/30/96                            14645             14695             13078             16321
2/28/97                             15467             15524             13683             17404
5/31/97                             16024             15923             13925             17987
8/31/97                             17114             16693             14491             19104
11/30/97                            16721             16701             14882             18556
2/28/98                             17671             17495             15391             19683
5/31/98                             17780             17589             15631             19579
8/31/98                             12492             14728             14703             14405
11/30/98                            14423             16538             15139             17587


Worldwide High Income Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             -13.74%
  Since Inception (10/28/94)           9.36%

(1)The Blended Index combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

(2)The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3)The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.


              The Worldwide High Income Portfolio returned -13.74% during the one-year period ended November 30, 1998, underperforming the benchmark's -0.98%. The benchmark is a Blended Index that combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

              After a strong first quarter, the global high yield market began to weaken in the spring. Concern over a slowing global growth rate, weak commodity prices, and uncertainty over the intentions of the Federal Reserve all contributed to a widening of spreads. The market was crushed in August when Russia defaulted on its internal debt, with repercussions felt throughout virtually every market. In a predictable flight to quality in the form of U.S. Treasury bonds, equity markets tumbled and all qualities of credit-sensitive bonds underperformed Treasuries.

              Morgan Stanley has a mixed outlook for the next 12 months. On the one hand, spreads are still quite wide, despite a strong rally after the August sell off. In addition, the G-7 central banks have cut interest rates several times since the summer to support the world economy and to bolster the emerging markets. On the other hand, corporate earnings have slowed, the Japanese economy continues to languish, and Brazil has yet to implement effective structural reforms. Given the overall wide spreads, Morgan Stanley believes that a commitment to lower quality bonds is a good investment at this time, given a long-term perspective.

                     Past performance is no guarantee of future results.
                                                           ---------------------

SUNAMERICA ASSET MANAGEMENT CORP.
[SunAmerica Balanced Portfolio]

                                   Lehman
                                  Brothers                                             SunAmerica
                                  Aggregate          Blended           S&P 500          Balanced
                                  Index(3)          Index(1)          Index(2)          Portfolio
6/3/96                              10000             10000             10000             10000
8/31/96                             10144              9954              9797              9880
11/30/96                            10730             11076             11438             11130
2/28/97                             10690             11380             12005             11650
5/31/97                             10833             11939             12942             12003
8/31/97                             11162             12515             13780             12928
11/30/97                            11544             13146             14701             13521
2/28/98                             11801             14005             16210             14577
5/31/98                             12016             14452             16916             15173
8/31/98                             12341             13671             14897             13927
11/30/98                            12634             15419             18180             16200

SunAmerica Balanced Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             19.81%
  Since Inception (6/3/96)           21.32%

(1)The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.


              The portfolio continued its outperformance during the one-year period ended November 30, 1998. The portfolio returned 19.81% versus 17.29% for its blended benchmark, comprised of 55% S&P 500, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills.

              The U.S. economy remains on track, marked by low inflation, consistent, albeit modest, corporate growth, and a budget surplus. SunAmerica Asset Management does not believe the U.S. will enter a recession in 1999. It believes corporate earnings will grow approximately 5% in 1999 and inflation should remain in check, with a CPI of roughly 1.5%. The market rally that began in early October has renewed investor confidence, and the manager believes that the Federal Reserve Board's latest interest rate cuts have sent the right signal to the markets. The manager expects the Fed to continue to lower interest rates in an effort to buffer financial shocks and reduce the risk of a U.S. recession in 1999.

              The portfolio continues to benefit from its investment theme of quality and growth. During the most recent quarter, the manager increased its exposure to select health care and technology positions, while reducing its overall exposure to the financial sector. The top five holdings at the end of the most recent quarter were International Business Machines Corp., Microsoft Corp., General Electric Co., Intel Corp., and Philip Morris Cos., Inc. At the end of the quarter, the portfolio was allocated 66.0% in equities, 26.6% in fixed income, and 7.4% in cash. It is important to note that cash flow volatility also affected the portfolio's year-end return.

              Looking forward to 1999, SAAMCO will continue to pursue companies with above-average revenue and earnings growth. Recently, it has increased the portfolio's weighting in the telecommunications and media sectors, as it anticipates these two industries will benefit from synergistic opportunities in 1999. In summary, the longer-term direction of the market will be affected by the balance between expectations for improvement in the world economic growth outlook and the reality that world growth has slowed considerably for every region of the globe. The market will be driven by investor perception of weakening corporate earnings in the first half of 1999 and a stronger focus on strengthening second half earnings. SunAmerica Asset Management expects continued high volatility in the equity markets in 1999.

                     Past performance is no guarantee of future results.
---------------------

PHOENIX INVESTMENT COUNSEL, INC.
[BALANCED/PHOENIX INVESTMENT COUNCIL PORTFOLIO]

                                  Balanced/Phoenix                       Lehman Brothers
                                     Investment           Blended        Aggregate Index     S&P 500 Index
                                  Counsel Portfolio       Index(1)             (2)                (3)
10/28/94                                10000              10000              10000              10000
                                        10509              10639              10513              10817
5/31/95                                 11112              11473              11140              11923
                                        11755              11935              11332              12636
11/30/95                                12539              12661              11765              13698
                                        12965              13131              11799              14571
5/31/96                                 13059              13445              11627              15313
                                        12776              13383              11795              15002
11/30/96                                14262              14892              12477              17514
                                        14409              15300              12430              18383
5/31/97                                 14874              16052              12596              19817
                                        15543              16826              12979              21102
11/30/97                                16191              17675              13423              22511
                                        17069              18830              13722              24821
5/31/98                                 17658              19431              13971              25902
                                        16196              18381              14350              22812
11/30/98                                18384              20731              14691              27838


Balanced/Phoenix Investment Counsel Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                              13.54%
  Since Inception (10/28/94)          16.04%

(1)The Blended Index consists of 35% Lehman Brothers Aggregate Index,
   55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The portfolio posted a gain of 13.54% for the one-year period ended November 30, 1998, while its balanced benchmark index earned 17.29% (benchmark comprised of 55% S&P 500, 35% Lehman Brothers Aggregate Bond Index, and 10% Treasury Bills). The global liquidity crisis had a significant negative impact on every sector of the bond market except U.S. government securities. As the crisis spread, even AAA-rated mortgage-backed securities came under pressure.

              The portfolio was overweighted in the health care and technology sectors, relative to the benchmark. This exposure proved to be a positive contributor to performance, as these are two sectors that performed exceptionally well over the last 12 months. Strong stock selection, most notably in the consumer staples and capital goods sectors, also enhanced overall results. Factors that hindered performance over this period included the portfolio's exposure to the energy group as well as some of the individual holdings in the consumer cyclical and technology sectors. On the fixed-income side, performance was diminished as a result of the portfolio's underweighted allocation to Treasuries.

                     Past performance is no guarantee of future results.
                                                           ---------------------

GOLDMAN SACHS ASSET MANAGEMENT
[ASSET ALLOCATION PORTFOLIO]

                                                                       Lehman
                                    Asset                             Brothers
                                 Allocation          Blended          Aggregate          S&P 500
                                  Portfolio         Index(1)          Index(2)          Index(3)
7/1/93                              10000             10000             10000             10000
                                    10250             10071             10231              9959
11/30/93                            10360             10082             10209              9991
                                    10800             10197             10222             10173
5/31/94                             10522              9971              9888             10015
                                    10955             10340             10075             10504
11/30/94                            10391             10027              9896             10097
                                    11177             10724             10404             10922
5/31/95                             11961             11637             11024             12039
                                    12620             12134             11215             12759
11/30/95                            13103             12932             11643             13831
                                    13700             13439             11677             14713
5/31/96                             14055             13766             11507             15461
                                    14033             13680             11673             15147
11/30/96                            15759             15362             12347             17684
                                    16617             15797             12303             18561
5/31/97                             17573             16623             12468             20010
                                    19043             17481             12849             21306
11/30/97                            19221             18431             13287             22729
                                    20490             19729             13582             25062
5/31/98                             20584             20394             13829             26154
                                    18007             19174             14204             23033
11/30/98                            19769             21840             14541             28108


Asset Allocation Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                              2.85%
  5-year                             13.80%
  Since Inception (7/1/93)           13.40%

(1)The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The Asset Allocation Portfolio returned 2.85% during the one-year period ended November 30, 1998, underperforming its benchmark. The Blended S&P 500 (60%) and Lehman Brothers Aggregate (40%) Index returned 18.50%. The cause of the portfolio's underperformance stems from the equity portion of the portfolio's mid-cap bias as well as its value discipline.

              Volatile global conditions and uncertainty about U.S. corporate earnings growth caused significant market volatility this year. Large cap stocks outperformed their small- and mid-cap counterparts for the year, with the S&P 500 (with income) returning 23.67% during the reporting period. However, Goldman Sachs believes that many large-cap securities are overvalued and do not exhibit the strong fundamentals that many mid-cap stocks currently offer.

              Goldman Sachs' value discipline allowed it to exploit market anomalies and invest in companies that sell at a substantial discount to the market in their respective industries. Although the S&P 500 Value Index considerably underperformed the S&P 500 Growth Index for the year, Goldman Sachs believes that value investments will generate solid returns over a multi-year investment horizon.

                     Past performance is no guarantee of future results.
---------------------

FEDERATED INVESTORS
[Utility Portfolio]

                                      Utility Portfolio    S&P 500 Index (1)     Blended Index(2)
6/3/96                                      10000                10000                10000
8/31/96                                      9850                 9797                10138
11/30/96                                    10750                11438                11067
2/28/97                                     11240                12005                11811
5/31/97                                     11541                12942                11873
8/31/97                                     11672                13780                12054
11/30/97                                    13035                14701                14732
2/28/98                                     13772                16210                16054
5/31/98                                     14156                16916                16768
8/31/98                                     13476                14897                16421
11/30/98                                    15118                18180                19742

Utility Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                            15.98%
  Since Inception (6/3/96)

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(2)The Blended Index is comprised of 35% S&P Utility Index and 65% for the
   S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers.



              Amid a tumultuous year for financial markets, the Utility Portfolio performed satisfactorily. During the one-year period ended November 30, 1998, the Utility Portfolio returned 15.98%. The S&P 500 Index returned 23.67% and the Blended Index (35% S&P Utility, 65% S&P Communications Service) returned 23.41%. The Portfolio's low-risk, value-oriented strategy protected investors against shocks--notably the S&P 500's sharp decline from July 17 to October 8. During this time period, the Utility Portfolio rose 4.95%, and posted a gross current yield of 4.30%.

              The emphasis throughout the period was on undervalued sectors with potential positive catalysts. As of November 30, electric companies were the largest sector, comprising 46% of the portfolio. Industry deregulation and restructuring are resulting in consolidation and takeovers. Recently, two of the portfolio's largest holdings, Pacificorp and New England Electric, received takeover bids from U.K. utilities. The best performer in this sector this year was PECO Energy, which returned 77%.

              The gas sector, which returned 11.4% over the last 12 months, was the portfolio's second largest sector, at 20%. The best performer was Enron, up 36%. Telecommunications stocks, which returned 38.2% as a sector, excelled as demands for telecommunications services continued to surge. Internet, data, and enhanced services such as Caller I.D. are growing rapidly and are highly profitable. MCN, parent of Michcon gas, was the portfolio's worst performer at -50%. However, due to a management change at MCN, the portfolio is increasing its position to take advantage of the stock's 5.5% dividend yield and attractive valuation.

              The manager believes the utility sector is entering an exciting phase, as fundamental earnings prospects and financial conditions are the best in years, management is better, and an acceleration in takeovers from industry consolidation is boosting share prices. With earnings growth of about 10% this year and next, 7.5% to 8% dividend yields, and substantial asset values in steady real estate investments, Federated is optimistic about the prospects of the utility sector.

                     Past performance is no guarantee of future results.
                                                           ---------------------

ALLIANCE CAPITAL MANAGEMENT L.P.
[Growth-Income Portfolio]

                                                Growth-Income Portfolio      S&P 500 Index (1)
2/9/93                                                   10000                     10000
                                                          9970                      9915
5/31/93                                                  10190                     10144
                                                         10630                     10517
11/30/93                                                 10610                     10551
                                                         10730                     10743
5/31/94                                                  10618                     10576
                                                         10959                     11092
11/30/94                                                 10377                     10663
                                                         11230                     11533
5/31/95                                                  12141                     12713
                                                         12921                     13473
11/30/95                                                 13894                     14606
                                                         14775                     15537
5/31/96                                                  15356                     16327
                                                         14966                     15995
11/30/96                                                 17703                     18675
                                                         18660                     19601
5/31/97                                                  20244                     21130
                                                         21871                     22500
11/30/97                                                 23032                     24002
                                                         25566                     26466
5/31/98                                                  26676                     27618
                                                         22910                     24323
11/30/98                                                 28078                     29683


Growth-Income Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                              21.91%
  5-year                              21.49%
  Since Inception (2/9/93)            19.45%

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The Growth-Income Portfolio returned 21.91% during the one-year period ended November 30, 1998, underperforming the S&P 500 Index, which returned 23.67%. The portfolio, like the rest of the U.S. stock market, was clearly affected by concerns over the global economy. Fortunately, as central bankers restored confidence in the capital markets, the stock market and the Growth-Income Portfolio both recovered as a result.

              The portfolio benefited from good performance in the technology, retail, and health care sectors. Dell Computer, which nearly tripled in value during the last year, was a significant positive contributor. Cisco, Lucent, and IBM were also very profitable positions. In the retail sector, the portfolio benefited from strong performance on the part of Dayton Hudson, Wal-Mart, and Home Depot. In the health care sector, Pfizer and Schering-Plough had a positive impact on performance.

              On the negative side, the portfolio suffered from poor performance in the financial and energy sectors. Some of its largest holdings in the financial sector hold substantial businesses in the world's emerging economies. In the long run, exposure to emerging economies will be a very important source of growth for these companies. However, in the last several months, these stocks have been negative performers. The portfolio's energy holdings have also performed poorly, largely because of continued weakness in energy prices. Oil prices will eventually recover, but the recovery is taking much longer than Alliance anticipated. However, the portfolio's large energy holdings are attractively valued and expected to rebound sharply once energy prices recover.

                     Past performance is no guarantee of future results.
---------------------

FEDERATED INVESTORS
[FEDERATED VALUE PORTFOLIO]

                                                    Federated Value
                                                       Portfolio             S&P 500 Index (1)
6/3/96                                                   10000                     10000
8/31/96                                                   9620                      9797
11/30/96                                                 11080                     11438
2/28/97                                                  11540                     12005
5/31/97                                                  12369                     12942
8/31/97                                                  13141                     13780
11/30/97                                                 13933                     14701
2/28/98                                                  15186                     16210
5/31/98                                                  16164                     16916
8/31/98                                                  13590                     14697
11/30/98                                                 16472                     18180


Federated Value Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             18.22%
  Since Inception (6/3/96)           22.14%

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The one-year period ended November 30, 1998, posted another respectable year for the portfolio, which provided a total return of 18.22% compared to 23.67% for Standard & Poor's 500 Index.

              The past 12 months have been marked by increased volatility and a flight to quality in the markets. The "Asian contagion," economic uncertainty, the unwinding of hedge funds leverage, lower commodity prices, and general investor unrest caused the equity markets to favor ultra-large, high-quality, consistent-earner growth stocks over the past fiscal year. This narrow market participation, despite overall healthy market returns, made it very difficult for active value managers to provide competitive total returns relative to the S&P 500 benchmark. In fact, the majority of the market's return was focused in the 42 largest companies, which account for one-half of the S&P 500's market weighting. Moreover, small capitalization stocks actually lost value for the fiscal year and value stocks struggled as economically sensitive and commodity-exposed stocks lost favor.

              The portfolio benefited from positive performance in the consumer staples (Viacom and Tricon Global Restaurants), utility (PECO Energy and Public Service Enterprises), and basic industry (Barrick Gold) sectors, as well as from its underweighted position in the poorly performing finance sector. Unfortunately, the portfolio was also underweight in the stronger performing technology and health care sectors. An overweighted position in the unfavorable energy (Occidental Petroleum and Sunoco) and transportation (CNF Transportation and Ryder Systems) sectors also proved to be a drag on performance.

              The manager has begun adding to the portfolio's finance holdings, given the sector's year-to-date weakness, with exposure predominantly outside the commercial bank arena. New additions include Washington Mutual. Looking ahead, despite the recent underperformance of the manager's value investment style, Federated remains committed to its investment discipline. Over time, it believes that its proprietary valuation models and security selection process--identifying leading companies temporarily out of favor--will add value to investor portfolios.

                     Past performance is no guarantee of future results.
                                                           ---------------------

DAVIS SELECTED ADVISERS, L.P.
[VENTURE VALUE PORTFOLIO]

                                                Venture Value Portfolio      S&P 500 Index(1)
10/28/94                                                 10000                     10000
2/28/95                                                  10684                     10817
5/31/95                                                  11678                     11923
8/31/95                                                  12952                     12636
11/30/95                                                 13514                     13698
2/28/96                                                  14113                     14571
5/31/96                                                  14623                     15313
8/31/96                                                  14572                     15002
11/30/96                                                 17221                     17514
2/28/97                                                  18148                     18383
5/31/97                                                  19369                     19817
8/31/97                                                  21344                     21102
11/30/97                                                 22322                     22511
2/28/98                                                  23912                     24821
5/31/98                                                  24577                     25902
8/31/98                                                  20499                     22812
11/30/98                                                 24857                     27838


Venture Value Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             11.36%
  Since Inception (10/28/94)         24.91%

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The Venture Value Portfolio delivered a total return of 11.36% for the one-year period ended November 30, 1998, as compared to the S&P 500 performance of 23.67%.

              The market's volatility over the past year has been a test of conviction. The conviction is to resist selling great companies, and rather to buy more shares when the markets are in chaos. Davis Selected Advisers believes the recent market declines, however painful, represent opportunities to buy favorite stocks at much better prices. The manager continues to take advantage of market downturns by upgrading the quality of the portfolio and sticking with large weightings in companies that are selling at well-below market multiples despite their strong prospects for long-term earnings growth.

              The portfolio has substantial exposure in the financial, technology, and consumer products sectors. American Express, Wells Fargo & Company, Hewlett Packard, and McDonald's are among the top holdings. American Express is the portfolio's top holding. Its position was increased throughout the year when the stock came under short-term pressure. American Express is a financial growth company with a brand name recognized worldwide. It particularly benefits from the American consumer's propensity to "pay with plastic," although its profits come from membership fees and transaction charges rather than risky lending.

              Hewlett Packard is the largest technology holding in the portfolio, providing exposure to the growth of the technology sector through a dominant industry leader with diversified lines of business. However, Hewlett Packard does not possess the high price/earnings (P/E) risk of today's intensely high-growth stocks.

              The manager is committed to long-term wealth building for shareholders by remaining true to the investment discipline it has followed for over 30 years. The Davis investment discipline is to purchase well-managed companies with reasonable P/Es and sustainable earnings growth.

                     Past performance is no guarantee of future results.
---------------------

SUNAMERICA ASSET MANAGEMENT CORP.
["DOGS" OF WALL STREET PORTFOLIO]

                                                  Dogs of Wall Street        S&P 500 Index(1)
4/1/98                                                   10000                     10000
4/30/98                                                   9840                     10101
5/31/98                                                   9740                      9927
6/30/98                                                   9700                     10330
7/31/98                                                   9500                     10221
8/31/98                                                   8400                      8743
9/30/98                                                   8790                      9303
10/31/98                                                  9410                     10060
11/30/98                                                  9810                     10669


"Dogs" of Wall Street Portfolio
Total Return as of 11/30/98*

  Since Inception (4/1/98)                -1.90%

*Not annualized.

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The portfolio seeks total return through a passively managed strategy involving the annual selection of 30 high-end dividend-yielding common stocks from the Dow Jones Industrial Average and the broader market. The 30 stocks consist of the 10 highest yielding stocks in the Dow (the traditional "Dogs of the Dow" theory) and the 20 other highest yielding of the largest industrial companies in the market. The 20 other highest-yielding stocks must have a market capitalization of at least $1 billion and have been assessed as being of high quality from the perspective of historical earnings and dividend performance. This compilation of stocks is held for one year, at which point the overall portfolio is reviewed and rebalanced within a quantitative model.

              From the inception of the Portfolio on April 1, 1998, through November 30, 1998, the Portfolio had a total return of -1.90% as compared to the S&P 500 Index return of 6.69%. Top holdings during this period included American Home Products Corp., Anheuser-Busch Cos., Inc., Rubbermaid, Inc., SBC Communications, Inc., and ALLTEL Corp.

              The value side of the market proved to be a difficult challenge in 1998. In fact, the 20 largest stocks in the S&P 500 Composite Index fueled over half of all market returns during the period, and now comprise over a third of market capitalization. As of mid-December 1998, the largest 50 holdings in the S&P 500 provided a total return of 36%, while the smallest 50 stocks returned -36%. The manager continues to believe that value investing is an excellent strategy and that the fundamentals for many of these companies are strong and improving.

                     Past performance is no guarantee of future results.
                                                           ---------------------

PUTNAM INVESTMENTS
[PUTNAM GROWTH PORTFOLIO]

                                        Putnam Growth         Russell 1000
                                          Portfolio         Growth Index(1)      S&P 500 Index(2)
2/9/93                                      10000                10000                10000
                                             9910                 9830                 9915
5/31/93                                      9810                 9956                10144
                                            10190                10085                10517
11/30/93                                    10040                10220                10551
                                            10480                10443                10743
31-May                                      10039                10137                10576
                                            10499                10742                11092
11/30/94                                    10059                10497                10663
                                            10399                11358                11533
5/31/95                                     11227                12363                12713
                                            12721                13389                13473
11/30/95                                    13143                14561                14606
                                            13323                15410                15537
5/31/96                                     14236                16388                16327
                                            13614                15848                15995
11/30/96                                    15761                18388                18675
                                            16143                19161                19601
5/31/97                                     16926                20723                21130
                                            18358                22085                22500
11/30/97                                    19862                23262                24002
                                            21967                26048                26466
5/31/98                                     22969                26681                27618
                                            20223                23905                24323
11/30/98                                    24343                29927                29683


Putnam Growth Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             22.56%
  5-year                             19.38%
  Since Inception (2/9/93)           16.55%

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

(2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              For the year ended November 30, l998, the Putnam Growth Portfolio returned 22.56%, lagging the S&P 500 Index return of 23.67% and the Russell 1000 Index return of 28.65%. Large-capitalization stocks continued to lead the markets during this period.

              The portfolio fared well during the first half of the year, benefiting from strong performance in large-cap technology stocks. Overweight positions in the three top performing sectors -- technology, health care, and consumer cyclicals -- contributed to the portfolio's overall performance. In technology, the Putnam team focused on software and PC companies. In health care, the emphasis was on major pharmaceuticals. In consumer cyclicals, the portfolio held significant positions in major retailers.

              During the tumultuous third quarter of the year, the portfolio underperformed the benchmark as holdings in the finance sector dragged down returns.

              Given the unsettled nature of the global economy, Putnam believes the market will remain volatile. However, the U.S. continues to benefit from low inflation and recent declines in interest rates, which should serve as a foundation for domestic stability.

              The portfolio remains overweight in consumer cyclicals (primary retail), and in selected technology and health care sectors. Relative to the benchmark, the portfolio is underweight in energy, basic industry, and utilities. Putnam will continue to rely on its disciplined approach to stock selection to achieve long-term results.

                     Past performance is no guarantee of future results.
---------------------

PHOENIX INVESTMENT COUNSEL, INC.
[GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIO]

                                                  Growth/Phoenix Inv.
                                                    Cnsl Portfolio           S&P 500 Index(1)
2/9/93                                                   10000                     10000
                                                          9970                      9915
5/31/93                                                  10420                     10144
                                                         10550                     10517
11/30/93                                                 10780                     10551
                                                         11210                     10743
5/31/94                                                  10437                     10576
                                                         10477                     11092
11/30/94                                                 10065                     10663
                                                         10537                     11533
5/31/95                                                  11433                     12713
                                                         12594                     13473
11/30/95                                                 13378                     14606
                                                         13846                     15537
5/31/96                                                  14496                     16327
                                                         14177                     15995
11/30/96                                                 15839                     18675
                                                         15850                     19601
5/31/97                                                  16944                     21130
                                                         17916                     22500
11/30/97                                                 18973                     24002
                                                         20370                     26466
5/31/98                                                  21379                     27618
                                                         18644                     24323
11/30/98                                                 22353                     29683


Growth/Phoenix Investment Counsel Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             17.82%
  5-year                             15.70%
  Since Inception (2/9/93)           14.85%

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The Portfolio posted a gain of 17.82% for the one-year period ended November 30, 1998. During the same reporting cycle, the S&P 500 Composite Index earned 23.67%. Positive contributors to the portfolio's performance included its overweighted exposure to the health care and technology sectors -- two areas that performed exceptionally well over the last 12 months.

              Strong stock selection, most notably in the consumer staples and capital goods sectors, was heavily biased toward large-cap, stable growth companies with minimal revenue exposure to Asia and other emerging markets. Strong performance among select individual holdings served to enhance the portfolio's overall return. Factors that hindered performance over this period included the portfolio's exposure to the energy group as well as some of its individual holdings in the consumer cyclical and technology sectors.

                     Past performance is no guarantee of future results.
                                                           ---------------------

ALLIANCE CAPITAL MANAGEMENT L.P.
[ALLIANCE GROWTH PORTFOLIO]

                                                    Alliance Growth         Russell 1000 Growth
                                                       Portfolio                  Index 1
2/9/93                                                   10000                     10000
                                                          9870                      9830
5/31/93                                                  10160                      9956
                                                         10640                     10085
11/30/93                                                 10920                     10220
                                                         11160                     10443
5/31/94                                                  10726                     10137
                                                         11276                     10742
11/30/94                                                 10818                     10497
                                                         11540                     11358
5/31/95                                                  13130                     12363
                                                         15068                     13389
11/30/95                                                 16109                     14561
                                                         16841                     15410
5/31/96                                                  17742                     16388
                                                         16696                     15848
11/30/96                                                 20628                     18388
                                                         21288                     19161
5/31/97                                                  23429                     20723
                                                         25672                     22085
11/30/97                                                 26362                     23262
                                                         31024                     26048
5/31/98                                                  32649                     26681
                                                         28854                     23905
11/30/98                                                 35831                     29927


Alliance Growth Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                            35.92%
  5-year                            26.83%
  Since Inception (2/9/93)          24.57%

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.


              The Alliance Growth Portfolio significantly outperformed the Russell 1000 Growth Index for the one-year period ended November 30, 1998, with a 35.92% return versus the benchmark return of 28.65%. Strong stock selection, overweights in both the technology and consumer services (particularly retail) sectors, and opportunistic trading were the most significant contributors to portfolio performance.

              At November 30, technology, consumer services, financials, and health care represented 82.3% of the market value of the portfolio. Due to significant declines in August, financials, at approximately 19% of the portfolio, were down from their July 31, 1998, level of 25%. The strongest contributors to performance during the period were Dell Computer (188%), Nokia (138%), Cisco (96%), Home Depot (78%), and Tyco (68%). At November 30, these companies represented nearly 21% of the market value of the Alliance Growth Portfolio.

              Alliance Capital continues to emphasize companies that offer superior management, leading competitive positions, superior products/franchises/technologies, and strong financial characteristics. These companies should continue to excel in an environment of moderate economic growth, restrained inflation, and stable interest rates, where earnings power and predictability are a relatively rare phenomenon.

                     Past performance is no guarantee of future results.
---------------------

ALLIANCE CAPITAL MANAGEMENT L.P.
[GLOBAL EQUITIES PORTFOLIO]

                                                Global Equities Portfolio    MCSI World Index (1)
2/9/93                                                    10000                      10000
                                                           9970                      10110
5/31/93                                                   10670                      11446
                                                          11260                      12102
11/30/93                                                  10990                      11497
                                                          12090                      12694
5/31/94                                                   11976                      12561
                                                          12409                      13156
11/30/94                                                  11755                      12610
                                                          11614                      12732
5/31/95                                                   12649                      13935
                                                          13054                      14310
11/30/95                                                  13574                      15006
                                                          14374                      15829
5/31/96                                                   15078                      16492
                                                          14648                      16182
11/30/96                                                  16046                      17891
                                                          16325                      18031
5/31/97                                                   17599                      19390
                                                          18191                      19879
11/30/97                                                  18180                      20218
                                                          20205                      22466
5/31/98                                                   21489                      23357
                                                          17916                      20699
11/30/98                                                  20968                      24348


Global Equities Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             15.34%
  5-year                             13.79%
  Since Inception (2/9/93)           13.60%

(1)The MSCI World Index is one of the Morgan Stanley Capital International indexes and measures stock market performance in the U.S., Europe, Canada, Australia, New Zealand, the Far East and emerging markets.


              The Global Equities Portfolio returned 15.34%, underperforming the MSCI World Index at 20.43%, for the one-year period ended November 30, 1998. Most of that underperformance occurred during August, when global economic concerns reached a peak.

              The portfolio's underperformance relative to the benchmark can be attributed largely to its asset allocation. The portfolio held a modest position in both Latin America and cash, which proved detrimental. Regional exposures changed little over the course of the year, with Europe modestly overweight and Japan and North America modestly underweight. Stock selection was positive in all major regions except North America. Among the portfolio's non-U.S. holdings, Nokia, Equant, Railtrack, Pinault-Printemp, Unicredito, and Nestle were major positive contributors to performance. However, exchange rate-sensitive stocks in Japan impeded performance. They declined sharply in the wake of October's rapid rise of the yen.

              Alliance believes that global equities will remain challenged in 1999 due to continuing external and internal conditions. Many of the global economic issues that haunted the markets over the summer have not been resolved. Japan remains plagued by lack of consumption and an ongoing credit crunch that is unlikely to change under current efforts. Asian economies are bottoming, but will recover slowly as their systems reliquify. Latin America appears set for a year of very tepid and possibly negative Gross Domestic Product (GDP) growth. Strong growth in Europe has now given way to declining expectations and low order intake among industrial companies, serving to offset the strength in consumption and consumer confidence. The U.S. should remain the critical player in sustaining global growth. But with manufacturing declining and corporate profits set to slow their rate of growth, unemployment trends may begin to reverse and affect consumer confidence.

              For now, Alliance remains focused on companies with visible earnings, strong balance sheets, and, in the case of select cyclicals, on those that have shown an ability to generate cash throughout any economic cycle.

                     Past performance is no guarantee of future results.
                                                           ---------------------

PUTNAM INVESTMENTS
[INTERNATIONAL GROWTH AND INCOME PORTFOLIO]

                                                 International Growth
                                                 and Income Portfolio       MSCI EAFE Index(1)
6/2/97                                                   10000                     10000
6/30/97                                                  10360                     10554
8/31/97                                                  10160                      9928
11/30/97                                                 10410                      9586
2/28/98                                                  11478                     10769
5/31/98                                                  12436                     11141
8/31/98                                                  10298                      9941
11/30/98                                                 11407                     11195


International Growth and Income Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                              9.58%
  Since Inception (6/2/97)            9.18%

(1)The Morgan Stanley Capital International Europe, Australia, and Far East
   (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.


              The International Growth & Income Portfolio returned 9.58% for the one-year period ended November 30, 1998, underperforming the MSCI EAFE Index, which gained 16.78% during the period. Performance remained steady throughout the year, with a concentration on European equities.

              Many of the portfolio's top performers were found in Continental Europe. One such performer was Julius Baer, a Swiss financial services company. Baer gained 95% amid aggressive distribution and expansion into key markets, including the German mutual fund marketplace. Vivende, the French telecommunications and water utility, advanced 66% following cost cutting in its core business and expansion into telecommunications. Pharmacia & Upjohn, the Swedish/American pharmaceutical company, moved up 63% on the strength of new product launches and successful restructuring, which included new management. And at 62%, Telefonica de Espana performed extremely well amid the implementation of a new management team, divestiture of certain holdings, and expansion into new markets.

              Putnam reduced the portfolio's exposure to specific sectors and holdings that caused performance to lag during the reporting period. Reductions included global banks like ABN and Deutsche Bank, as well as cyclicals like Rio Tinto, a British/Australian metals producer, and Shell, an energy company.

              Looking forward, Putnam continues to upgrade the portfolio's overall quality to minimize near-term volatility. Positions in undervalued stocks such as Bass, a leisure conglomerate based in the U.K., and Hoechst, a European life sciences company, have been increased to take advantage of their perceived upside potential. Putnam will continue its bottom-up investment strategy to seek stocks of established, dividend-paying companies undergoing positive fundamental change and believed to be undervalued.

                     Past performance is no guarantee of future results.
---------------------

MORGAN STANLEY ASSET MANAGEMENT INC.
[INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO]

                                                International Diversified
                                                   Equities Portfolio         MSCI EAFE Index (1)
10/28/94                                                  10000                      10000
2/28/95                                                    9073                       9655
5/31/95                                                    9759                      10525
8/31/95                                                   10021                      10573
11/30/95                                                  10233                      10790
2/28/96                                                   10925                      11316
5/31/96                                                   11411                      11682
8/31/96                                                   10905                      11437
11/30/96                                                  11752                      12091
2/28/97                                                   11463                      12560
5/31/97                                                   12342                      13506
8/31/97                                                   12359                      13408
11/30/97                                                  12165                      12946
2/28/98                                                   13626                      14544
5/31/98                                                   14574                      15046
8/31/98                                                   13410                      13426
11/30/98                                                  14395                      15119


International Diversified Equities Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             18.33%
  Since Inception (10/28/94)          9.31%

(1)The Morgan Stanley Capital International Europe, Australia, and Far East
   (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.


              The International Diversified Equities Portfolio returned 18.33% during the one-year period ended November 30, 1998, outperforming the MSCI EAFE Index at 16.78%. The portfolio's defensive posture regarding weaker international economies was a primary contributor to maintaining strong performance in light of the global crisis.

              Morgan Stanley decreased the portfolio's allocation to Europe, primarily by reducing its exposure to Germany. The manager anticipates that corporate earnings in Europe will continue to fall short of expectations for a variety of reasons, including deteriorating exports and Asian receivables, a lack of pricing power, high labor rigidities, and high tax levels. Morgan Stanley believes that there is a paralyzing complacency among senior officials at the Bundesbank and the Bank of France regarding both an economic slowdown and bank credit risks. As a result, the portfolio remains underweight in Europe.

              In Asia, the portfolio maintains overweight positions in Hong Kong and Singapore, and has moved from an underweight to a neutral position in Australia. The manager believes valuations in these markets remain attractive despite bleak forecasts and the region's susceptibility to another shock.

              In Japan, deflation continues in spite of enormous fiscal and monetary support. Furthermore, Japan and Asia (sans Japan) have experienced substantial declines and now feature more defensive characteristics. While Morgan Stanley does not believe there has been a major fundamental change in Japan, the recent passage of the bank reform bill is an important step. This environment could become marginally more supportive in reaction to the desperate state of the economy. The credit contraction continues to hamper both capital and consumer spending. Valuations, particularly relative to other markets, have become more attractive and the portfolio has moved from a highly underweight position (50% of the benchmark weight) to a more neutral stance of 75% of the benchmark weight.

                     Past performance is no guarantee of future results.
                                                           ---------------------

DAVIS SELECTED ADVISERS, L.P.
[REAL ESTATE PORTFOLIO]

                                                                            Morgan Stanley REIT
                                                 Real Estate Portfolio           Index(1)
6/2/97                                                   10000                     10000
6/30/97                                                  10470                     10529
8/31/97                                                  10710                     10741
11/30/97                                                 11530                     11608
'2/28/98"'                                               11539                     11513
5/31/98                                                  11315                     11270
8/31/98                                                   9479                      9488
11/30/98                                                 10027                     10044


Real Estate Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                           -13.04%
  Since Inception (6/2/97)           0.18%

(1)The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.


              The Real Estate Portfolio delivered a total return of -13.04% for the one-year period ended November 30, 1998, compared to -13.47% for the Morgan Stanley Real Estate Investment Trust (REIT) Index. The year proved to be challenging for REITs, with earnings growth for real estate companies slowing substantially from the exceptionally high levels of recent years.

              Although 1998 proved difficult, REITs are now offering some of the best fundamentals of any publicly traded companies and are selling at recession-like multiples. Looking at the real estate holdings within the portfolio, businesses that are currently growing their earnings at about twice as fast as the S&P 500 are trading at multiples of 70% or more lower than multiples on the S&P 500. Quality companies such as Vornado Realty Trust, Home Properties NY Inc., and Boardwalk Equities Inc.--which are among the top holdings in the Portfolio--will ultimately be accorded premium valuations in the market as other investors recognize their true worth.

              Looking forward, the manager anticipates annual earnings increases of 6% to 8%, plus a dividend yield of 6% in 1999. This would produce a total return of approximately 12%, assuming multiples remain constant. Davis believes the evidence indicates real estate is attractively undervalued. While it cannot predict market moves, the manager is extremely comfortable increasing the positions of well run companies capable of generating steadily increasing rental income and solid returns on capital.

                     Past performance is no guarantee of future results.
---------------------

SUNAMERICA ASSET MANAGEMENT CORP.
[AGGRESSIVE GROWTH PORTFOLIO]

                                                   Aggressive Growth
                                                       Portfolio           Russell 2000 Index(1)
6/3/96                                                   10000                     10000
8/31/96                                                   9270                      9260
11/30/96                                                 10360                      9864
2/28/97                                                  10120                     10054
5/31/97                                                  10099                     10675
8/31/97                                                  10741                     11917
11/30/97                                                 11771                     12149
2/28/98                                                  12281                     13065
5/31/98                                                  12081                     12941
8/31/98                                                   9919                      9603
11/30/98                                                 12331                     11342


Aggressive Growth Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                             4.76%
  Since Inception (6/3/96)           8.76%

(1)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 300 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.


              For the one-year period ended November 30, 1998, the portfolio returned 4.76%, outperforming the Russell 2000 Index return of -6.64%. This past year was characterized by extraordinary volatility. With the market in a broad retreat in 1997, the lows soon led to a tremendous rally and new all-time highs in the spring of 1998. Then, of course, the Asian economic and financial crisis, coupled with weakening U.S. corporate earnings, led the market into yet another swoon. The situation was saved by the Federal Reserve pumping liquidity into the financial system with three recent, consecutive interest rate cuts.

              While the portfolio suffered its share of volatility along with the market this year, progress was made on a relative basis within the small cap universe of aggressive growth stocks. Among other factors, the manager attempted to identify companies whose revenues and earnings have been growing consistently at 20% or more over several years. The past year's volatility provided a window of opportunity to buy new ideas as well as add to the portfolio's existing positions at very reasonable prices. These positions included CMG Information Services, DSET Corp., Entrust Technologies, GST Telecommunications, The Kroll O'Gara Co., Lumen Technologies, and Travel Services.

              Throughout the fiscal year, the portfolio maintained its core positions in the technology, telecommunications, consumer cyclical, and "new" media sectors. Although weightings varied throughout the year, these sectors continued to benefit from the rally and were most responsive to the Fed's easing of interest rates. The portfolio's top holdings in these industries include America Online, Yahoo, At Home Corp., Legato Systems, Network Appliance, Abercrombie and Fitch, Mohawk Carpet, and Century Telephone.

              In conclusion, 1998 was another difficult year for small cap investors. This past year saw the top 20 large cap growth stocks provide over 60% of the S&P's return. While the portfolio has been diversified across many companies of different sizes within selected industry groups, SunAmerica Asset Management believes that small growth companies offer the most compelling value in 1999.

                     Past performance is no guarantee of future results.
                                                           ---------------------

PUTNAM INVESTMENTS
[EMERGING MARKETS PORTFOLIO]

                                                   Emerging Markets        MSCI Emerging Markets
                                                       Portfolio               Free Index(1)
6/2/97                                                   10000                     10000
6/30/97                                                  10410                     10536
8/31/97                                                   9350                      9333
11/30/97                                                  8030                      7725
2/28/98                                                   8474                      8052
5/31/98                                                   7647                      7171
8/31/98                                                   5155                      4708
11/30/98                                                  6275                      5994


Emerging Markets Portfolio
Average Annual Total Returns as of 11/30/98

  1-year                            -21.86%
  Since Inception (6/2/97)          -26.73

(1)The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index is a capitalization-weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.


              For the one-year period ended November 30, 1998, the Portfolio returned -21.86% versus the MSCI Emerging Markets Free Index, which posted a return of -22.41%. Clearly, it was a dismal period for emerging market investments. Nevertheless, Putnam continued to focus on longer-term strategic investing to seek potential capital appreciation in emerging markets through both country and stock selection.

              As 1997 ended, it appeared that a turnaround might be forthcoming. However, economic turmoil in Asia, Latin America, and Eastern Europe destabilized global markets and pushed emerging markets sharply lower. In particular, economic woes in Asia restrained performance through the first six months of 1998. The collapse of the Russian economy in August further ravaged emerging markets, especially those in Latin America. The third quarter of 1998 showed minor improvement, with Hong Kong and Thailand gaining some ground.

              Against this backdrop, Putnam maintained a limited exposure to Russia, which severely underperformed throughout the period. In fact, during the third quarter of 1998, all Russian holdings were eliminated from the portfolio. Other tactical moves that enhanced returns included a technology exposure in Taiwan, positive stock selection in Brazil, and an overweight position in Mexico in early 1998.

              Going forward, emerging markets will likely remain volatile. Yet, there is cause for optimism amid indications that price declines are bottoming and that worldwide panic selling has created significant opportunities. Putnam has identified stocks in Latin America, Europe, and Asia that it deems undervalued due to market corrections. In addition, global policy makers are initiating more of an effort to aid the worldwide crisis, and their efforts will likely calm some of the more mature markets, allowing for a domino effect recovery.

                     Past performance is no guarantee of future results.
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